                                   EVERGREEN
                             VARIABLE ANNUITY TRUST




                                  ANNUAL REPORT
                                DECEMBER 31, 2000


                           [LOGO OF EVERGREEN FUNDS]

                           [SEAL OF EVERGREEN FUNDS]

Letter to Shareholders ....................................................   1

Evergreen VA Blue Chip Fund
      Fund at a Glance & Portfolio Manager Interview ......................   2
      Financial Highlights & Schedule of Investments ......................   5
      Financial Statements & Notes to Financial Statements ................  12
      Independent Auditors' Report & Additional Information ...............  18

Evergreen VA Capital Growth Fund
      Fund at a Glance & Portfolio Manager Interview ......................  20
      Financial Highlights & Schedule of Investments ......................  23
      Financial Statements & Notes to Financial Statements ................  27
      Independent Auditors' Report & Additional Information ...............  33

Evergreen VA Equity Index Fund
      Fund at a Glance & Portfolio Manager Interview ......................  35
      Financial Highlights & Schedule of Investments ......................  38
      Financial Statements & Notes to Financial Statements ................  55
      Independent Auditors' Report & Additional Information ...............  61

Evergreen VA Fund
      Fund at a Glance & Portfolio Manager Interview ......................  63
      Financial Highlights & Schedule of Investments ......................  66
      Financial Statements & Notes to Financial Statements ................  72
      Independent Auditors' Report & Additional Information ...............  78

Evergreen VA Foundation Fund
      Fund at a Glance & Portfolio Manager Interview ......................  80
      Financial Highlights & Schedule of Investments ......................  83
      Financial Statements & Notes to Financial Statements ................  90
      Independent Auditors' Report & Additional Information ...............  96

Evergreen VA Global Leaders Fund
      Fund at a Glance & Portfolio Manager Interview ......................  98
      Financial Highlights & Schedule of Investments ...................... 103
      Financial Statements & Notes to Financial Statements ................ 109
      Independent Auditors' Report & Additional Information ............... 116

Evergreen VA Growth Fund
      Fund at a Glance & Portfolio Manager Interview ...................... 118
      Financial Highlights & Schedule of Investments ...................... 121
      Financial Statements & Notes to Financial Statements ................ 128
      Independent Auditors' Report ........................................ 134

Evergreen VA Growth & Income Fund
      Fund at a Glance & Portfolio Manager Interview ...................... 135
      Financial Highlights & Schedule of Investments ...................... 138
      Financial Statements & Notes to Financial Statements ................ 148
      Independent Auditors' Report & Additional Information ............... 155

Evergreen VA High Income Fund
      Fund at a Glance & Portfolio Manager Interview ...................... 157
      Financial Highlights & Schedule of Investments ...................... 160
      Financial Statements & Notes to Financial Statements ................ 165
      Independent Auditors' Report ........................................ 171

Evergreen VA International Growth Fund
      Fund at a Glance & Portfolio Manager Interview ...................... 172
      Financial Highlights & Schedule of Investments ...................... 176
      Financial Statements & Notes to Financial Statements ................ 185
      Independent Auditors' Report & Additional Information ............... 191

Evergreen VA Masters Fund
      Fund at a Glance & Portfolio Manager Interview ...................... 193
      Financial Highlights & Schedule of Investments ...................... 202
      Financial Statements & Notes to Financial Statements ................ 221
      Independent Auditors' Report & Additional Information ............... 228

Evergreen VA Omega Fund
      Fund at a Glance & Portfolio Manager Interview ...................... 230
      Financial Highlights & Schedule of Investments ...................... 234
      Financial Statements & Notes to Financial Statements ................ 239
      Independent Auditors' Report & Additional Information ............... 245

Evergreen VA Perpetual International Fund
      Fund at a Glance & Portfolio Manager Interview ...................... 247
      Financial Highlights & Schedule of Investments ...................... 251
      Financial Statements & Notes to Financial Statements ................ 263
      Independent Auditors' Report ........................................ 270

Evergreen VA Small Cap Value Fund
      Fund at a Glance & Portfolio Manager Interview ...................... 271
      Financial Highlights & Schedule of Investments ...................... 274
      Financial Statements & Notes to Financial Statements ................ 281
      Independent Auditors' Report & Additional Information ............... 287

Evergreen VA Special Equity Fund
      Fund at a Glance & Portfolio Manager Interview ...................... 289
      Financial Highlights & Schedule of Investments ...................... 292
      Financial Statements & Notes to Financial Statements ................ 299
      Independent Auditors' Report & Additional Information ............... 305

Evergreen VA Strategic Income Fund
      Fund at a Glance & Portfolio Manager Interview ...................... 307
      Financial Highlights & Schedule of Investments ...................... 311
      Financial Statements & Notes to Financial Statements ................ 317
      Independent Auditors' Report ........................................ 324

                             Letter to Shareholders
                                  February 2001


[PHOTO OF WILLIAM M. ENNIS]

 William M. Ennis
President and CEO


Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Variable Annuity Trust annual report, which covers the twelve-month period ended December 31, 2000.

Interest Rate Uncertainty Influences the Markets

During the past twelve months, the U.S. markets have experienced significant ups and down. Technology, communications and biotechnology stocks reigned supreme during the first three months of the year only to undergo a volatile environment during the latter part of the period.

During the twelve-month period, the Federal Reserve Board raised short-term interest rates six times. Still a key question for investors is whether the Federal Reserve Board will be able to negotiate a well-orchestrated "soft landing" for the turbulent economy. Thus far in 2001, the Federal Reserve Board cut interest rates twice in an effort to counteract the volatile economic environment. We continue to lean toward the optimistic view that the Federal Reserve Board will be successful in its attempts to stimulate the lagging economy. A pickup in productivity is what typically allows the U.S. economy to expand without inflation, accompanied with strong corporate earnings and rising real wages. Because technology spending remains so strong, we believe that U.S. productivity will continue to grow rapidly.

Despite the recent volatility and the potential effects of interest rate swings in the U.S., we believe investors remain generally positive about the markets and their long-term potential. At Evergreen, we believe the economy is still fundamentally strong and remain cautiously optimistic about continued growth in the markets.

Website Enhancements

Please visit our enhanced website, evergreen-funds.com, for more information about Evergreen Funds. The site offers an array of helpful information including an investment education center, interactive calculators to assist your investment planning and general information about Evergreen Funds.

We believe that sound investing is about taking steps to meet your long-term financial needs and goals. We remind you to take advantage of your financial advisor's expertise to develop and refine a financial plan that will enable you to meet your objectives. Evergreen Funds offers a broad mix of stock, bond and money market funds that should assist you in choosing the most appropriate for your portfolio.



Thank you for your continued investment in Evergreen Funds.



Sincerely,


/s/ William M. Ennis

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Blue Chip Fund
                    Fund at a Glance as of December 31, 2000

"Over the period, companies with slow-but-steady growth and low stock prices showed more resistance to market downturns and fared better than higher-priced companies."


                                    Portfolio
                                   Management


                         [PHOTO OF JUDITH A. WARNERS]

                                Judith A. Warners
                               Tenure: April 2000

Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Performance results are extremely short-term, and may not provide an adequate basis for evaluating a fund's performance potential over varying market conditions or economic cycles. Unusual investment returns may be a result of a fund's recent inception, existing market and economic conditions and the increased potential of a small number of stocks effecting fund performance due to the smaller asset size. Most mutual funds are intended to be long-term investments.

All data is as of December 31, 2000 and subject to change.

--------------------------------------------------------------------------------
                            PERFORMANCE & RETURNS/1/
--------------------------------------------------------------------------------

Portfolio Inception Date                                         4/28/2000
Cumulative Returns
Since Portfolio Inception                                         -10.27%
8-month income dividends per share                                 $0.02


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                       Consumer Price    S&P 500 Composite
                 VA Blue Chip Fund       Index - US        Total Return

28-Apr-00             10,000               10,000             10,000
31-May-00              9,620               10,006              9,795
30-Jun-00              9,930               10,007             10,036
  7/31/00              9,771               10,088              9,879
  8/31/00             10,341               10,093             10,493
  9/30/00              9,901               10,140              9,939
 10/31/00              9,591               10,158              9,897
 11/30/00              8,862               10,163              9,117
 12/31/00              8,968               10,175              9,161


Comparison of a $10,000 investment in Evergreen VA Blue Chip Fund/1/ versus a similar investment in the Standard and Poor's 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Blue Chip Fund
                          Portfolio Manager Interview

How did the Fund perform?

The Evergreen VA Blue Chip Fund returned -10.27% for the period since its inception on April 28, 2000 through the end of its fiscal year on December 31, 2000. For the same period, the S&P 500 Index returned -8.39%.


                                   Portfolio
                                Characteristics
                                ---------------
                               (As of 12/31/2000)

Total Net Assets                                                     $8,860,834
Number of Holdings                                                          124
P/E Ratio                                                                 31.1x

What was the environment like during the period?


Most of the eight-month period was characterized by a battle for market leadership. On one side were the large-cap growth companies, especially in the technology sector, and on the other side was the broader market, including "old economy" and value stocks. It's difficult to say that any side won because most major market indices had negative returns for the period. But it is easy to say that the large-cap growth stocks--and technology stocks in particular--lost.

As the period and the year progressed, it was increasingly evident that good stock performance would no longer be dominated by the large-cap growth companies that had been performance leaders for the previous five years. Performance broadened to include many different sectors and industries and companies of all sizes. Trends shifted rapidly from one month to another, with leadership rotating from one industry to another as the stock market became increasingly volatile. Over the period, companies with slow-but-steady growth and low stock prices showed more resistance to market downturns and fared better than higher-priced companies.


                                 Top 5 Sectors
                                 -------------
                   (as a percentage of 12/31/2000 net assets)

Health Care                                                               17.7%
Financials                                                                17.0%
Information Technology                                                    14.5%
Industrials                                                               12.9%
Consumer Discretionary                                                     7.9%


What were your major strategies in this environment of change and market rotation?

As the year progressed, we increased weightings in industries such as financial services, energy, pharmaceuticals and health care services. We also increased our focus on the older economy, more defensive sectors, and de-emphasized technology. In addition, we increased our exposure to mid-cap stocks. All of these steps helped performance.

We were overweighted in finance for most of the year, but shifted our emphasis during the period from diversified, large-cap, multinational companies to insurance companies and smaller bank-related companies that can be more directly helped by decisions of the Federal Reserve Board to lower short-term interest rates.

Among our financial services holdings, Freddie Mac had excellent performance, and Ace, a Bermuda-based re-insurance company, American International Group and Hartford Financial Services all helped the Fund's returns.

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Blue Chip Fund
                          Portfolio Manager Interview

In energy, companies such as Apache, an oil exploration and production company, and El Paso Energy, a natural gas distributor, performed very well.

Pharmaceutical holdings turned in very good performance, led by blue-chip companies such as Bristol-Myers, Merck and Johnson & Johnson. In health care services, we had good performance by Tenet Healthcare, a hospital management company, and Cigna, an HMO.

Throughout the period, we looked for stocks with low prices, or price/earnings ratios, and some catalyst that could increase company earnings potential. Late in the period, for example, we added AT&T to the portfolio as the company, after suffering through a prolonged period of terrible stock performance, announced a major restructuring.


                                Top 10 Holdings
                                ---------------
                   (as a percentage of 12/31/2000 net assets)

General Electric Co.                                                       3.7%
Pfizer, Inc.                                                               2.5%
Cisco Systems, Inc.                                                        2.3%
Wal-Mart Stores, Inc.                                                      2.3%
Exxon Mobil Corp.                                                          2.2%
Freddie Mac                                                                1.9%
Citigroup, Inc.                                                            1.9%
Merck & Co., Inc.                                                          1.7%
Microsoft Corp.                                                            1.7%
Tyco International, Ltd.                                                   1.6%


Were there disappointments?


Yes. Telecommunications and software didn't do as well as we--or the market--had expected. Telecommunications equipment holdings such as Cisco Systems, Nortel, Corning and Ciena Corp all detracted from performance. While we were underweighted in Microsoft, it nevertheless hurt performance before we sold our position. Veritas was another software company that detracted from returns.


What is your outlook?


Clearly, economic growth has slowed, but we don't know the length or the severity of the slowdown. Large institutional investors, such as mutual funds, have relatively high cash positions, which usually is not a sign of optimism. We will probably continue to see volatility and sector rotation within the market in the short-term.

Despite these concerns, we take encouragement from the fact that market leadership has broadened beyond the very narrow group that had dominated performance in 1998 and 1999. We plan to continue to focus on companies whose earnings are stable in the current environment, whose stock prices we believe are reasonably valued in relation to their growth prospects, and which are leaders in their respective industries. We intend to concentrate on companies with strong management and balance sheets.

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Blue Chip Fund
                              Financial Highlights
                (For a share outstanding throughout the period)

                                                      Period Ended
                                                  December 31, 2000 (a)
Net asset value, beginning of period                     $10.00
                                                         ------
Income from investment operations
Net investment income                                      0.02
Net realized and unrealized losses on securities          (1.05)
                                                         ------
Total from investment operations                          (1.03)
                                                         ------
Distributions from net investment income                  (0.02)
                                                         ------
Net asset value, end of period                           $ 8.95
                                                         ------
Total return *                                           (10.27%)
Ratios and supplemental data
Net assets, end of period (thousands)                    $8,861
Ratios to average net assets
 Expenses++                                                1.01%+
 Net investment income                                     0.43%+
Portfolio turnover rate                                     140%

(a) For the period from April 28, 2000 (commencement of operations) to December 31, 2000.
* Total return does not reflect charges attributable to your insurance company's separate account.
+   Annualized.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Blue Chip Fund
                            Schedule of Investments
                               December 31, 2000

                                                             Shares     Value

COMMON STOCKS - 94.3%
CONSUMER DISCRETIONARY - 7.9%

Auto Components - 0.4%
  Genuine Parts Co..........................................   1,250 $    32,734
                                                                     -----------
Automobiles - 0.5%
  General Motors Corp. .....................................     850      43,297
                                                                     -----------
Hotels, Restaurants & Leisure - 0.8%
  Brinker International, Inc. *.............................   1,700      71,825
                                                                     -----------
Household Durables - 0.4%
  Ethan Allen Interiors, Inc. ..............................   1,100      36,850
                                                                     -----------
Media - 0.6%
  Infinity Broadcasting Corp., Class A *....................      25         698
  Viacom, Inc., Class B *...................................   1,084      50,677
  Walt Disney Co............................................      25         724
                                                                     -----------
                                                                          52,099
                                                                     -----------
Multi-line Retail - 2.8%
  Target Corp. .............................................   1,500      48,375
  Wal-Mart Stores, Inc......................................   3,800     201,875
                                                                     -----------
                                                                         250,250
                                                                     -----------
Specialty Retail - 1.6%
  Barnes & Noble, Inc. *....................................   1,300      34,450
  Home Depot, Inc. .........................................   2,200     100,512
  RadioShack Corp. .........................................      50       2,141
                                                                     -----------
                                                                         137,103
                                                                     -----------
Textiles & Apparel - 0.8%
  Cintas Corp...............................................     700      37,231
  Jones Apparel Group, Inc. *...............................   1,150      37,016
                                                                     -----------
                                                                          74,247
                                                                     -----------
CONSUMER STAPLES - 7.2%
Beverages - 2.2%
  Adolph Coors Co. .........................................     400      32,125
  Anheuser Busch Companies Inc. ............................   1,175      53,462
  Pepsico, Inc..............................................   2,275     112,755
                                                                     -----------
                                                                         198,342
                                                                     -----------
Food & Drug Retailing - 1.6%
  Safeway, Inc. *...........................................   2,275     142,187
                                                                     -----------
Food Products - 1.6%
  Conagra, Inc. ............................................   1,650      42,900
  Ralston Purina Co. .......................................   1,150      30,044
  Sara Lee Corp. ...........................................   2,700      66,319
                                                                     -----------
                                                                         139,263
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Blue Chip Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                             Shares    Value

COMMON STOCKS - continued
CONSUMER STAPLES - continued
Household Products - 0.6%
  Procter & Gamble Co. .....................................     700 $   54,906
                                                                     ----------
Personal Products - 1.2%
  Avon Products, Inc........................................     700     33,513
  Colgate-Palmolive Co......................................   1,075     69,391
                                                                     ----------
                                                                        102,904
                                                                     ----------
ENERGY - 7.5%
Energy Equipment & Services - 1.2%
  Diamond Offshore Drilling, Inc............................      25      1,000
  Nabors Industries, Inc. *.................................   1,725    102,034
                                                                     ----------
                                                                        103,034
                                                                     ----------
Oil & Gas - 6.3%
  Apache Corp. .............................................   1,750    122,609
  BP Amoco Plc, ADR.........................................   1,275     61,041
  Devon Energy Corp.........................................      25      1,524
  Exxon Mobil Corp..........................................   2,250    195,609
  Kerr-McGee Corp...........................................   1,300     87,019
  Royal Dutch Petroleum Co. ................................   1,550     93,872
                                                                     ----------
                                                                        561,674
                                                                     ----------
FINANCIALS - 17.0%
Banks - 4.9%
  Bank of New York Co., Inc. ...............................     975     53,808
  Chase Manhattan Corp......................................      75      3,408
  FleetBoston Financial Corp. ..............................   1,150     43,197
  J.P. Morgan & Co., Inc. *.................................     200     33,100
  Mellon Financial Corp. ...................................   1,950     95,915
  PNC Financial Services Group..............................   1,425    104,114
  Wells Fargo & Co..........................................   1,900    105,806
                                                                     ----------
                                                                        439,348
                                                                     ----------
Diversified Financials - 6.4%
  American Express Co. .....................................   1,500     82,406
  Citigroup, Inc............................................   3,233    165,085
  Freddie Mac...............................................   2,425    167,022
  Goldman Sachs Group, Inc. ................................     415     44,379
  Merrill Lynch & Co., Inc..................................     975     66,483
  Morgan Stanley Dean Witter & Co...........................     525     41,606
                                                                     ----------
                                                                        566,981
                                                                     ----------
Insurance - 5.7%
  Ace, Ltd. ................................................   1,700     72,144
  American International Group, Inc.........................   1,100    108,419
  Chubb Corp. ..............................................     825     71,362

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Blue Chip Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                             Shares    Value

COMMON STOCKS - continued
FINANCIALS - continued
Insurance - continued
  CIGNA Corp................................................     575 $   76,072
  Hartford Financial Services Group, Inc....................     700     49,438
  Marsh & McLennan Co.......................................     325     38,025
  MetLife, Inc..............................................     825     28,875
  XL Capital, Ltd., Class A.................................     700     61,163
                                                                     ----------
                                                                        505,498
                                                                     ----------
HEALTH CARE - 17.7%
Biotechnology - 1.5%
  Amgen, Inc. *.............................................     575     36,764
  Applera Corp.--Applied Biosystems Group...................     575     54,086
  Genzyme Corp..............................................     500     44,969
                                                                     ----------
                                                                        135,819
                                                                     ----------
Health Care Equipment & Supplies - 1.5%
  Medtronic, Inc............................................   1,425     86,034
  Stryker Corp. *...........................................     950     48,061
                                                                     ----------
                                                                        134,095
                                                                     ----------
Health Care Providers & Services - 3.8%
  Cardinal Health, Inc. ....................................     850     84,681
  First Health Group Corp. *................................   1,275     59,367
  Health Management Associates, Inc., Class A *.............   3,300     68,475
  Tenet Healthcare Corp. *..................................   1,650     73,322
  Wellpoint Health Networks, Inc., Class A *................     450     51,863
                                                                     ----------
                                                                        337,708
                                                                     ----------
Pharmaceuticals - 10.9%
  Abbott Laboratories.......................................      25      1,211
  American Home Products Corp...............................   1,950    123,923
  Bristol-Myers Squibb Co...................................   1,900    140,481
  Johnson & Johnson.........................................   1,350    141,834
  Merck & Co., Inc. ........................................   1,650    154,481
  Pfizer, Inc...............................................   4,812    221,352
  Pharmacia Corp............................................   1,600     97,600
  Schering-Plough Corp. ....................................   1,400     79,450
                                                                     ----------
                                                                        960,332
                                                                     ----------
INDUSTRIALS - 12.9%
Aerospace & Defense - 1.6%
  Boeing Co.................................................     800     52,800
  United Technologies Corp..................................   1,150     90,419
                                                                     ----------
                                                                        143,219
                                                                     ----------
Air Freight & Couriers - 0.5%
  United Parcel Service, Inc., Class B......................     750     44,109
                                                                     ----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Blue Chip Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                             Shares    Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Building Products - 0.7%
  Masco Corp................................................   2,350 $   60,366
                                                                     ----------
Commercial Services & Supplies - 3.2%
  Bea Systems, Inc. *.......................................     600     40,387
  Devry, Inc. *.............................................   2,100     79,275
  DST Systems, Inc. *.......................................     325     21,775
  Electronic Data Systems Corp. ............................     575     33,206
  First Data Corp. .........................................     875     46,102
  SunGard Data Systems, Inc. *..............................   1,375     64,797
                                                                     ----------
                                                                        285,542
                                                                     ----------
Industrial Conglomerates - 6.1%
  General Electric Co. .....................................   6,775    324,777
  Minnesota Mining & Manufacturing Co.......................     600     72,300
  Tyco International, Ltd...................................   2,600    144,300
                                                                     ----------
                                                                        541,377
                                                                     ----------
Machinery - 0.8%
  Caterpillar, Inc..........................................     600     28,388
  Deere & Co. ..............................................   1,000     45,812
                                                                     ----------
                                                                         74,200
                                                                     ----------
INFORMATION TECHNOLOGY - 14.5%
Communications Equipment - 4.9%
  CIENA Corp. *.............................................     375     30,469
  Cisco Systems, Inc. *.....................................   5,325    203,681
  Comverse Technology, Inc. *...............................     375     40,735
  Corning, Inc..............................................     500     26,406
  Nokia Corp., ADR..........................................   2,100     91,350
  Nortel Networks Corp......................................   1,375     44,086
                                                                     ----------
                                                                        436,727
                                                                     ----------
Computers & Peripherals - 2.2%
  Compaq Computer Corp......................................      50        753
  EMC Corp. *...............................................     725     48,212
  International Business Machines Corp......................   1,175     99,875
  Palm, Inc. *..............................................     925     26,189
  Sun Microsystems, Inc. *..................................     600     16,725
                                                                     ----------
                                                                        191,754
                                                                     ----------

Electronic Equipment & Instruments - 0.9%
  Diebold, Inc. ............................................   1,100     36,712
  Sanmina Corp. *...........................................     550     42,144
                                                                     ----------
                                                                         78,856
                                                                     ----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Blue Chip Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                             Shares    Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 0.8%
  America Online, Inc. *....................................   2,050 $   71,340
                                                                     ----------
Semiconductor Equipment & Products - 1.9%
  Applied Materials, Inc. *.................................     525     20,048
  Applied Micro Circuits Corp. *............................      25      1,876
  Intel Corp. ..............................................   3,425    102,964
  Micron Technology, Inc. *.................................   1,200     42,600
  SDL, Inc. *...............................................      25      3,705
                                                                     ----------
                                                                        171,193
                                                                     ----------
Software - 3.8%
  Adobe Systems, Inc........................................     825     48,005
  Microsoft Corp. *.........................................   3,550    153,981
  Oracle Corp. *............................................   2,650     77,016
  Siebel Systems, Inc. *....................................     475     32,122
  Veritas Software Corp. *..................................     250     21,875
                                                                     ----------
                                                                        332,999
                                                                     ----------
MATERIALS - 3.0%
Chemicals - 2.3%
  Dow Chemical Co. .........................................   2,350     86,068
  Ecolab, Inc...............................................   2,650    114,447
                                                                     ----------
                                                                        200,515
                                                                     ----------
Paper & Forest Products - 0.7%
  International Paper Co....................................   1,100     44,894
  Weyerhaeuser Co...........................................     400     20,300
                                                                     ----------
                                                                         65,194
                                                                     ----------
TELECOMMUNICATION SERVICES - 3.4%
Diversified Telecommunication Services - 3.4%
  AT&T Corp.................................................   3,200     55,400
  AT&T Corp., Liberty Media Group, Class A..................      50        678
  McLeod USA, Inc., Class A *...............................   2,050     28,956
  Qwest Communications International, Inc. *................   1,500     61,500
  SBC Communications, Inc...................................   1,650     78,787
  Verizon Communications....................................   1,500     75,188
                                                                     ----------
                                                                        300,509
                                                                     ----------
UTILITIES - 3.2%
Electric Utilities - 1.7%
  Dominion Resources, Inc...................................   1,225     82,075
  Duke Energy Corp. ........................................     775     66,069
                                                                     ----------
                                                                        148,144
                                                                     ----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Blue Chip Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                             Shares    Value

COMMON STOCKS - continued
UTILITIES - continued
Gas Utilities - 1.5%
  El Paso Energy Corp.......................................   1,325 $   94,903
  Enron Corp................................................     450     37,406
                                                                     ----------
                                                                        132,309
                                                                     ----------
    Total Common Stocks (cost $8,171,105)...................          8,358,849
                                                                     ----------
SHORT-TERM INVESTMENTS - 8.7%
MUTUAL FUND SHARES - 8.7%
  Evergreen Select Money Market Fund (cost $770,237) o...... 770,237    770,237
                                                                     ----------
Total Investments - (cost $8,941,342) - 103.0%......................  9,129,086
Other Assets and Liabilities - (3.0%)...............................   (268,252)
                                                                     ----------
Net Assets - 100.0%................................................. $8,860,834
                                                                     ==========

*  Non-income producing security.
o The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union National Bank.

Summary of Abbreviations
ADR  American Depository Receipt

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Blue Chip Fund
                      Statement of Assets and Liabilities
                               December 31, 2000

--------------------------------------------------------------------------------

Assets
 Identified cost of securities.....................................  $8,941,342
 Net unrealized gains on securities................................     187,744
--------------------------------------------------------------------------------
 Market value of securities........................................   9,129,086
 Receivable for securities sold....................................      36,592
 Receivable for Fund shares sold...................................      72,004
 Dividends and interest receivable.................................       8,614
--------------------------------------------------------------------------------
 Total assets......................................................   9,246,296
--------------------------------------------------------------------------------
Liabilities
 Payable for securities purchased..................................     368,323
 Advisory fee payable..............................................       8,825
 Due to other related parties......................................          97
 Accrued expenses and other liabilities............................       8,217
--------------------------------------------------------------------------------
 Total liabilities.................................................     385,462
--------------------------------------------------------------------------------
Net assets.........................................................  $8,860,834
--------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital...................................................  $9,700,070
 Accumulated net realized losses on securities.....................  (1,026,980)
 Net unrealized gains on securities................................     187,744
--------------------------------------------------------------------------------
Total net assets...................................................  $8,860,834
--------------------------------------------------------------------------------
Shares outstanding.................................................     990,371
--------------------------------------------------------------------------------
Net asset value per share..........................................  $     8.95
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Blue Chip Fund
                            Statement of Operations
                       Period Ended December 31, 2000 (a)

-----------------------------------------------------------------------------------
Investment income
 Dividends (net of foreign withholding taxes of $365)..............  $   34,616
 Interest..........................................................      28,972
-----------------------------------------------------------------------------------
Total investment income............................................      63,588
-----------------------------------------------------------------------------------
Expenses
 Advisory fee......................................................      27,175
 Administrative services fees......................................       4,455
 Transfer agent fee................................................         261
 Trustees' fees and expenses.......................................          84
 Printing and postage expenses.....................................       2,750
 Custodian fee.....................................................       3,192
 Professional fees.................................................      15,826
 Other.............................................................       1,969
-----------------------------------------------------------------------------------
 Total expenses....................................................      55,712
 Less: Expense reductions..........................................        (592)
   Fee waivers.....................................................     (10,571)
-----------------------------------------------------------------------------------
 Net expenses......................................................      44,549
-----------------------------------------------------------------------------------
 Net investment income.............................................      19,039
-----------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities
 Net realized losses on securities.................................  (1,026,980)
-----------------------------------------------------------------------------------
 Net change in unrealized gains on securities......................     187,744
-----------------------------------------------------------------------------------
 Net realized and unrealized losses on securities..................    (839,236)
-----------------------------------------------------------------------------------
 Net decrease in net assets resulting from operations..............  $ (820,197)
-----------------------------------------------------------------------------------

(a) For the period from April 28, 2000 (commencement of operations) to December 31, 2000.

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Blue Chip Fund
                       Statement of Changes in Net Assets
                       Period Ended December 31, 2000 (a)

--------------------------------------------------------------------------------

Operations
 Net investment income...........................................  $    19,039
 Net realized losses on securities...............................   (1,026,980)
 Net change in unrealized gains on securities....................      187,744
-------------------------------------------------------------------------------
 Net decrease in net assets resulting from operations............     (820,197)
-------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income...........................................      (20,841)
-------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold.......................................   10,258,934
 Payment for shares redeemed.....................................     (568,183)
 Net asset value of shares issued in reinvestment of
  distributions..................................................       11,121
-------------------------------------------------------------------------------
 Net increase in net assets resulting from capital share
  transactions...................................................    9,701,872
-------------------------------------------------------------------------------
  Total increase in net assets...................................    8,860,834
Net assets
 Beginning of period.............................................            0
-------------------------------------------------------------------------------
 End of period...................................................  $ 8,860,834
-------------------------------------------------------------------------------
Undistributed net investment income..............................  $         0
-------------------------------------------------------------------------------
Other information:
Share increase (decrease)
 Shares sold.....................................................    1,048,387
 Shares redeemed.................................................      (59,306)
 Shares issued in reinvestment of distributions..................        1,290
-------------------------------------------------------------------------------
 Net increase in shares..........................................      990,371
-------------------------------------------------------------------------------

(a) For the period from April 28, 2000 (commencement of operations) to December 31, 2000.

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Blue Chip Fund
                         Notes to Financial Statements


1. ORGANIZATION

The Evergreen VA Blue Chip Fund (the "Fund") is a diversified series of Ever-green Variable Annuity Trust (the "Trust"), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance poli-cies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported here-in. Actual results could differ from these estimates.

A. Valuation of Securities
Equity securities for which exchange quotations are readily available are val-ued at the last reported sale price, or if no sale price is available, are val-ued at the mean between the last reported bid and asked price. Securities for which market quotations are not readily available (including restricted securi-ties) are valued at fair value as determined in good faith according to proce-dures approved by the Board of Trustees.

Investments in mutual fund shares are valued at net asset value.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Securities pledged as collateral for repurchase agreements are held in a segre-gated account by the custodian on the Fund's behalf. The Fund monitors the ade-quacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

D. Federal Taxes
The Fund intends to comply with the provisions of the Internal Revenue Code ap-plicable to regulated investment companies and to distribute all of its net in-vestment company taxable income and net capital gains, if any, to its share-holders. Accordingly, no provision for federal income or excise tax is re-quired.

E. Distributions
Distributions from net investment income for the Fund are declared and paid an-nually. Distributions from net realized capital gains, if any, are paid at least annually. To the extent that realized capital gains can be offset by cap-ital loss carryovers, it is the Fund's policy not to distribute such gains. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or avail-able capital loss carryovers, as applicable) under income tax regulations.

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Blue Chip Fund
                    Notes to Financial Statements(continued)


3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly owned subsidiary of First Union National Bank ("FUNB"), is the investment advi-sor for the Fund. FUNB is a subsidiary of First Union Corporation ("First Union"). In return for providing investment management services, the Fund pays EIMC a management fee that is computed and paid daily by applying percentage rates, starting at 0.61% and declining to 0.26% per annum as net assets in-crease, to the average daily net assets of the Fund.

During the year ended December 31, 2000, the amount of investment advisory fees waived by the investment advisor was $10,571. The impact on the Fund's annualized expense ratio represented as a percentage of its average daily net assets was 0.24%.

Evergreen Investment Services ("EIS"), an indirect, wholly owned subsidiary of FUNB, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel. EIS is entitled to a fee of 0.10% based on the average daily net assets of the Fund.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly owned subsidiary of FUNB, is the transfer and dividend disbursing agent for the Fund.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $16,987,848 and $7,789,763, respectively, for the year ended December 31, 2000.

On December 31, 2000 the aggregate cost of securities for federal income tax purposes was $9,114,844. The gross unrealized appreciation and depreciation on securities based on that cost was $680,629 and $666,387, respectively, with a net unrealized appreciation of $14,242.

As of December 31, 2000, the Fund had a capital loss carryover for federal in-come tax purposes of $544,381 expiring in 2008.

For income tax purposes, capital losses incurred after October 31 within a Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. The Fund has incurred and will elect to defer post Octo-ber losses of $309,097.

5. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian and brokerage/service arrangements with specific brokers, a portion of the Fund's expenses have been reduced. The Fund received reductions related to expense offset arrangements and brokerage transactions of $565 and $27, respectively. The impact of the total expense reductions on the Fund's annualized expense ra-tio represented as a percentage of its average net assets was 0.01%.

6. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Blue Chip Fund
                    Notes to Financial Statements(continued)

7. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of se-curities for prompt delivery, including funding redemption of their shares, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the period ended December 31, 2000, the Fund had no borrowings under this agreement.

8. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain ac-counting practices and disclosures presently used, such as treatment of pay-ments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement disclosures. While some of the Guide's requirements will not be effective until the SEC amends its disclosure and reporting requirements, other requirements are effective presently. Adopt-ing these requirements will not have a material impact on the Fund's financial statements.

                          Independent Auditors' Report


Board of Trustees and Shareholders
Evergreen VA Blue Chip Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Evergreen VA Blue Chip Fund as of December 31, 2000, and the related statements of operations and changes in net assets, and the financial highlights for the period from April 28, 2000 (commencement of operations) to December 31, 2000. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and per-form the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and dis-closures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reason-able basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green VA Blue Chip Fund, as of December 31, 2000, the results of its opera-tions, changes in its net assets and financial highlights for the period de-scribed above in conformity with accounting principles generally accepted in the United States of America.

                                   /s/ KPMG LLP

Boston, Massachusetts
February 2, 2001

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Blue Chip Fund
                       Additional Information (unaudited)

FEDERAL TAX STATUS OF DISTRIBUTIONS

For corporate shareholders, 100.00% of ordinary income dividends paid during the fiscal year ended December 31, 2000 qualified for the dividends received deduction.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Capital Growth Fund
                    Fund at a Glance as of December 31, 2000

"We attribute the Fund's strong performance to our method of stock selection, as well as the market sentiment that existed for much of the period."

                                   Portfolio
                                   Management

                           [PHOTO OF JOHN DAVENPORT]

                              John Davenport, CFA
                              Tenure: March 1998

                         [PHOTO OF RICHARD SKEPPSTROM]

                              Richard Skeppstrom
                              Tenure: March 1998

                            [PHOTO OF STEVE CERTO]

                                  Steve Certo
                              Tenure: March 1998

                            [PHOTO OF CRAIG DAUER]

                                  Craig Dauer
                              Tenure: March 1998

                             [PHOTO OF JAY JORDAN]

                                Jay Jordan, CFA
                              Tenure: March 1998


                            PERFORMANCE & RETURNS/1/
Portfolio Inception Date:                                              3/3/1998
Average Annual Returns
1 year                                                                  17.69%
Since Portfolio Inception                                               11.53%
12-month income dividends per share                                     $0.01
12-month capital gain distributions per share                           $0.45


                                    [GRAPH]

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

              VA Capital    Consumer Price     S&P 500 Composite   Russell 1000
             Growth Fund      Index - US          Total Return         Value

 3/28/98        10,000          10,000               10,000           10,000
 6/30/98        10,200          10,068               10,859           10,659
12/31/98        10,864          10,124               11,861           10,989
 6/30/99        11,888          10,266               13,332           12,404
12/31/99        11,570          10,395               14,359           11,797
 6/30/00        12,067          10,649               14,298           11,298
12/31/00        13,617          10,766               13,051           12,628


Comparison of a $10,000 investment in Evergreen VA Capital Growth Fund/1/ versus a similar investment in the Standard & Poor's 500 Index (S&P 500), the Russell 1000 Value Index (Russell 1000 Value) and the Consumer Price Index (CPI).

The S&P 500 and the Russell 1000 Value are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/1/ Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of December 31, 2000 and subject to change.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Capital Growth Fund
                          Portfolio Manager Interview

How did the Fund perform?

The Evergreen VA Capital Growth Fund returned 17.69% for the twelve-month period ended December 31, 2000, outpacing the 1.32% average return produced by the 390 Large-Cap Value Funds followed by Lipper, Inc. Lipper, Inc. is an independent monitor of mutual fund performance. For the same period, the S&P 500 and the Russell 1000 Value indices returned -9.10% and 7.01%, respectively. We attribute the Fund's strong performance to our method of stock selection, as well as the market sentiment that existed for much of the period. The Fund invests only in stocks that represent well-established companies with solid earnings growth and above average predictability. These stocks also must be reasonably valued in the opinion of our investment team.


                                  Portfolio
                                Characteristics
                                ---------------
                               (As of 12/31/2000)


Total Net Assets                                                    $36,975,465
Number of Holdings                                                           39
P/E Ratio                                                                 25.1x


What was the Fund's investment environment like for the period?


There were two distinct periods. The first three months of 2000 were characterized by a continuation of trends that had existed for the prior 18 months. Market sentiment was euphoric. The economy was strong and investor emotion and speculation sent stock prices soaring and valuations to unprecedented levels. Many investors believed a new era had begun, and turned to new methods--and new levels--of stock valuation. A significant number of high-flying companies had generated little or no earnings, so stock prices were often based on sales expectations, with prices as high as 100 times sales. Enduring methods of valuation such as cash flow, the sustainability of a business and reasonable valuation were regarded as outdated by many investors.

However, while indices rose, market leadership was narrow. Only a limited number of "new economy" technology favorites led indices higher. The situation became extreme and potentially volatile. Many high quality companies with solid fundamentals were ignored during this time, and as this occurred, the valuation of their stocks became increasingly attractive on a relative basis.

Investor sentiment reversed course in the spring of 2000, giving the market a significantly different tone for the remainder of the year. Higher interest rates had begun to slow the economy and with growing concerns about future sales and earnings growth, investors received a dose of reality. The speculative bubble was burst. Investors adopted a more rational view of equity valuations and returned to more traditional methods of determining a company's financial health. Cash flowed out of many high-flyers and into solid companies with reasonably priced stocks. Once considered to be "out-of-style," higher quality companies became regarded as safe havens.


                                 Top 5 Sectors
                                 -------------
                   (as a percentage of 12/31/2000 net assets)

Industrials                                                               25.2%
Financials                                                                15.9%
Information Technology                                                    11.8%
Consumer Staples                                                          10.9%
Health Care                                                               10.7%

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Capital Growth Fund
                          Portfolio Manager Interview

What stocks, in particular, contributed to performance?


We had several success stories. Tenet Healthcare is one of the most successful hospital management companies in the country. The company's stock went from a low of $17 in February to close the year at $44. Selling at 15 times earnings in the year's first quarter, Tenet grew earnings by about 40% this year. Duke Energy was another big contributor. Its stock sold at 14 times earnings early in 2000, rising from a low of $47 during the year, to close at $85. Duke is one of the country's largest, fully integrated power companies with a management team that developed a successful strategy for taking advantage of the industry's deregulation. Duke's earnings had been growing at an annualized rate of 8%. Recently, that rate increased from 10% to 15%, a level that is expected to continue for the next several years. Another stock, Fannie Mae, was regarded as "uninteresting" by many investors during the market's speculative phase. Fannie Mae's stock traded at $48 in the year's first quarter before reaching $78 later in the Fund's fiscal period. Finally, SYSCO Corp., a company in the stable but fragmented food distribution industry, turned in strong performance. SYSCO consistently has gained market share, and the company has demonstrated remarkably steady results for 20 years. In the first quarter of 2000, SYSCO's stock was trading at $28; in the third quarter, it traded at $48.

What is your outlook for the stock market over the next six months?

We think the Federal Reserve Board may lower interest rates fairly aggressively. That is a significant step which would support the financial markets, but in our opinion, not necessarily have an immediate effect on economic growth. We believe investors will discriminate between the two actions--recognizing the efforts of the Federal Reserve Board, but also watching for the effects of a slower economy on corporate earnings. That outlook, combined with the need to continue working-off excesses that remain in the stock market from its speculative period, cause us to be cautious for at least the next six months. We think investors could be sensitive to economic news--and somewhat emotional--which could cause the stock market to stay fairly volatile.

That environment makes us optimistic about the prospects for higher quality stocks. We think investors will continue to seek well-established, financially sound companies as safe havens from the market's fluctuations. Further, the turbulence of the past year created other opportunities. During the market's speculative phase, stocks of even the most viable technology companies became overvalued and then later corrected. We think this is a great opportunity to broaden the Fund's investment in these stocks, now that they are selling at more attractive prices.

In our opinion, 1999 was not really a bull market and 2000 was not really a bear market, rather they were bull and bear markets for technology stocks only. Many investors were obsessed with technology, ignoring the rest of the market. The Fund will continue to explore opportunities throughout all sectors of the market, employing a "quality growth" strategy. We will seek companies with solid businesses, sound financials, and reasonable risk and valuations--a strategy that has proven its long-term benefits to investors.


                                Top 10 Holdings
                                ---------------
                   (as a percentage of 12/31/2000 net assets)

Tyco International, Ltd.                                                   4.3%
SYSCO Corp.                                                                4.3%
First Data Corp.                                                           4.2%
Danaher Corp.                                                              3.7%
Philip Morris Companies, Inc.                                              3.6%
Interpublic Group of Companies, Inc.                                       3.4%
Washington Mutual, Inc.                                                    3.3%
Verizon Communications                                                     3.3%
Automatic Data Processing, Inc.                                            3.2%
SouthTrust Corp.                                                           3.2%

                        EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Capital Growth Fund (a)
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                 Year Ended December 31,
                                                 -------------------------
                                                  2000     1999     1998 (b)
Net asset value, beginning of period             $ 14.42  $ 13.58  $ 12.50
                                                 -------  -------  -------
Income from investment operations
Net investment income                               0.10     0.01     0.03
Net realized and unrealized gains on securities     2.37     0.87     1.05
                                                 -------  -------  -------
Total from investment operations                    2.47     0.88     1.08
                                                 -------  -------  -------
Distributions to shareholders from
Net investment income                              (0.01)   (0.02)       0
Net realized gains                                 (0.45)   (0.02)       0
                                                 -------  -------  -------
Total distributions                                (0.46)   (0.04)       0
                                                 -------  -------  -------
Net asset value, end of period                   $ 16.43  $ 14.42  $ 13.58
                                                 -------  -------  -------
Total return*                                      17.69%    6.50%    8.64%
Ratios and supplemental data
Net assets, end of period (thousands)            $36,975  $28,377  $20,142
Ratios to average net assets
 Expenses++                                         1.03%    1.18%    1.05%+
 Net investment income                              0.73%    0.06%    0.50%+
Portfolio turnover rate                               79%      87%      54%

(a) Effective February 1, 2000, shareholders of Mentor VIP Capital Growth Port-folio became owners of that number of full and fractional shares of Ever-green VA Capital Growth Fund. As Mentor VIP Capital Growth Portfolio con-tributed the majority of assets and shareholders to the Evergreen VA Capi-tal Growth Fund, its accounting and performance history has been carried forward.
(b) For the period from March 3, 1998 (commencement of operations) to December 31, 1998.
* Total return does not reflect charges attributable to your insurance company's separate account.
+   Annualized.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Capital Growth Fund
                            Schedule of Investments
                               December 31, 2000

                                                             Shares    Value
COMMON STOCKS - 89.1%
CONSUMER DISCRETIONARY - 6.5%
Household Durables - 2.1%
  Newell Rubbermaid, Inc. .................................. 34,300 $   780,325
                                                                    -----------
Media - 3.4%
  Interpublic Group of Companies, Inc. ..................... 29,720   1,264,958
                                                                    -----------
Multi-line Retail - 1.0%
  May Department Stores Co. ................................ 10,900     356,975
                                                                    -----------
CONSUMER STAPLES - 10.9%
Food & Drug Retailing - 4.3%
  SYSCO Corp. .............................................. 53,180   1,595,400
                                                                    -----------
Personal Products - 3.0%
  Kimberly-Clark Corp. *.................................... 15,700   1,109,833
                                                                    -----------
Tobacco - 3.6%
  Philip Morris Companies, Inc. ............................ 29,900   1,315,600
                                                                    -----------
FINANCIALS - 15.9%
Banks - 9.3%
  SouthTrust Corp. ......................................... 29,050   1,181,972
  Washington Mutual, Inc. .................................. 22,948   1,217,678
  Wells Fargo & Co. ........................................ 18,680   1,040,243
                                                                    -----------
                                                                      3,439,893
                                                                    -----------
Diversified Financials - 6.6%
  American Express Co. ..................................... 18,360   1,008,652
  Fannie Mae................................................  9,710     842,342
  Freddie Mac...............................................  8,700     599,213
                                                                    -----------
                                                                      2,450,207
                                                                    -----------
HEALTH CARE - 10.7%
Health Care Equipment & Supplies - 2.0%
  Baxter International, Inc. ...............................  8,300     732,994
                                                                    -----------
Health Care Providers & Services - 2.7%
  Tenet Healthcare Corp. *.................................. 22,910   1,018,063
                                                                    -----------
Pharmaceuticals - 6.0%
  American Home Products Corp. .............................  8,350     530,642
  Bristol-Myers Squibb Co. .................................  1,000      73,938
  Johnson & Johnson.........................................  5,030     528,464
  Pfizer, Inc. ............................................. 11,200     515,200
  Schering-Plough Corp. .................................... 10,100     573,175
                                                                    -----------
                                                                      2,221,419
                                                                    -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Capital Growth Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                             Shares    Value
COMMON STOCKS - continued
INDUSTRIALS - 25.2%
Aerospace & Defense - 2.0%
  United Technologies Corp. ................................  9,600 $   754,800
                                                                    -----------
Building Products - 2.2%
  Masco Corp. .............................................. 30,900     793,744
                                                                    -----------
Commercial Services & Supplies - 10.2%
  Automatic Data Processing, Inc. .......................... 18,800   1,190,275
  Computer Sciences Corp. *................................. 16,970   1,020,321
  First Data Corp. ......................................... 29,450   1,551,647
                                                                    -----------
                                                                      3,762,243
                                                                    -----------
Industrial Conglomerates - 8.0%
  Danaher Corp. ............................................ 19,900   1,360,662
  Tyco International, Ltd. ................................. 28,780   1,597,290
                                                                    -----------
                                                                      2,957,952
                                                                    -----------
Machinery - 2.8%
  Illinois Tool Works, Inc. ................................ 17,630   1,050,087
                                                                    -----------
INFORMATION TECHNOLOGY - 11.8%
Communications Equipment - 1.9%
  Avaya, Inc. *.............................................  1,216      12,540
  Cisco Systems, Inc. *..................................... 18,400     703,800
                                                                    -----------
                                                                        716,340
                                                                    -----------
Computers & Peripherals - 4.4%
  International Business Machines Corp. .................... 10,800     918,000
  Sun Microsystems, Inc. *.................................. 25,700     716,387
                                                                    -----------
                                                                      1,634,387
                                                                    -----------
Electronic Equipment & Instruments - 2.6%
  Solectron Corp. *......................................... 28,200     955,980
                                                                    -----------
Semiconductor Equipment & Products - 1.9%
  Intel Corp. .............................................. 23,600     709,475
                                                                    -----------
Software - 1.0%
  Oracle Corp. *............................................ 12,000     348,750
                                                                    -----------
MATERIALS - 2.9%
Chemicals - 2.9%
  Sherwin Williams Co. ..................................... 41,400   1,089,338
                                                                    -----------
TELECOMMUNICATION SERVICES - 3.3%
Diversified Telecommunication Services - 3.3%
  Verizon Communications.................................... 24,200   1,213,025
                                                                    -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Capital Growth Fund
                       Schedule of Investments (continued)
                               December 31, 2000

--------------------------------------------------------------------------------
                                                           Shares      Value
--------------------------------------------------------------------------------
COMMON STOCKS - continued
UTILITIES - 1.9%
Electric Utilities - 1.9%
  Duke Energy Corp. .....................................     8,050 $   686,263
                                                                    -----------
    Total Common Stocks (cost $25,597,222)...............            32,958,051
                                                                    -----------
UNIT INVESTMENT TRUST - 3.1%
  Nasdaq 100 Shares......................................    16,300     951,512
  Technology Select Sector SPDR Fund.....................     6,700     209,794
                                                                    -----------
    Total Unit Investment Trust (cost $1,413,252)........             1,161,306
                                                                    -----------
SHORT-TERM INVESTMENTS - 7.7%
MUTUAL FUND SHARES - 7.7%
  Evergreen Select Money Market Fund (cost
   $2,833,861) o......................................... 2,833,861   2,833,861
                                                                    -----------
Total Investments - (cost $29,844,335) - 99.9%.....................  36,953,218
Other Assets and Liabilities - 0.1%................................      22,247
                                                                    -----------
Net Assets - 100.0%................................................ $36,975,465
                                                                    ===========

*  Non-income producing security.
o The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union National Bank.

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Capital Growth Fund
                      Statement of Assets and Liabilities
                               December 31, 2000


--------------------------------------------------------------------------------
Assets
 Identified cost of securities.....................................  $29,844,335
 Net unrealized gains on securities................................    7,108,883
--------------------------------------------------------------------------------
 Market value of securities........................................   36,953,218
 Receivable for securities sold....................................      365,208
 Receivable for Fund shares sold...................................       60,625
 Dividends and interest receivable.................................       50,977
 Deferred organization expenses....................................        7,207
--------------------------------------------------------------------------------
 Total assets......................................................   37,437,235
--------------------------------------------------------------------------------
Liabilities
 Payable for securities purchased..................................      365,606
 Payable for Fund shares redeemed..................................       81,990
 Advisory fee payable..............................................        1,864
 Due to other related parties......................................          407
 Accrued expenses and other liabilities............................       11,903
--------------------------------------------------------------------------------
 Total liabilities.................................................      461,770
--------------------------------------------------------------------------------
Net assets.........................................................  $36,975,465
--------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital...................................................  $29,437,876
 Undistributed net investment income...............................      219,283
 Accumulated net realized gains on securities......................      209,423
 Net unrealized gains on securities................................    7,108,883
--------------------------------------------------------------------------------
Total net assets...................................................  $36,975,465
--------------------------------------------------------------------------------
Shares outstanding.................................................    2,250,806
--------------------------------------------------------------------------------
Net asset value per share..........................................  $     16.43
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Capital Growth Fund (a)
                            Statement of Operations
                          Year Ended December 31, 2000


--------------------------------------------------------------------------------
Investment income
 Dividends.........................................................  $  406,023
 Interest..........................................................     123,843
--------------------------------------------------------------------------------
Total investment income............................................     529,866
--------------------------------------------------------------------------------
Expenses
 Advisory fee......................................................     241,423
 Administrative services fees......................................      30,178
 Transfer agent fee................................................       1,001
 Trustees' fees and expenses.......................................         623
 Printing and postage expenses.....................................      22,814
 Custodian fee.....................................................      10,941
 Professional fees.................................................      24,948
 Organization expenses.............................................       3,512
 Other.............................................................       2,198
--------------------------------------------------------------------------------
 Total expenses....................................................     337,638
 Less: Expense reductions..........................................      (1,724)
   Fee waivers.....................................................     (26,332)
--------------------------------------------------------------------------------
 Net expenses......................................................     309,582
--------------------------------------------------------------------------------
 Net investment income.............................................     220,284
--------------------------------------------------------------------------------
Net realized and unrealized gains on securities
 Net realized gains on securities..................................     460,199
--------------------------------------------------------------------------------
 Net change in unrealized gains or losses on securities............   4,492,218
--------------------------------------------------------------------------------
 Net realized and unrealized gains on securities...................   4,952,417
--------------------------------------------------------------------------------
 Net increase in net assets resulting from operations..............  $5,172,701
--------------------------------------------------------------------------------

(a) Effective February 1, 2000, shareholders of Mentor VIP Capital Growth Port-folio became owners of that number of full and fractional shares of Ever-green VA Capital Growth Fund. As Mentor VIP Capital Growth Portfolio con-tributed the majority of assets and shareholders to the Evergreen VA Capi-tal Growth Fund, its accounting and performance history has been carried forward.

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Capital Growth Fund (a)
                      Statements of Changes in Net Assets

                                                       Year Ended December 31,
                                                       ------------------------
                                                          2000         1999
--------------------------------------------------------------------------------
Operations
 Net investment income...............................  $   220,284  $    13,671
 Net realized gains on securities....................      460,199      680,856
 Net change in unrealized gains or losses on
  securities.........................................    4,492,218      835,607
--------------------------------------------------------------------------------
 Net increase in net assets resulting from
  operations.........................................    5,172,701    1,530,134
--------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income...............................      (13,711)     (35,194)
 Net realized gains..................................     (879,433)     (40,752)
--------------------------------------------------------------------------------
 Total distributions to shareholders.................     (893,144)     (75,946)
--------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold...........................    8,761,209   10,355,763
 Payment for shares redeemed.........................   (5,335,094)  (3,651,247)
 Net asset value of shares issued in reinvestment of
  distributions......................................      893,143       75,941
--------------------------------------------------------------------------------
 Net increase in net assets resulting from capital
  share transactions.................................    4,319,258    6,780,457
--------------------------------------------------------------------------------
 Total increase in net assets........................    8,598,815    8,234,645
Net assets
 Beginning of period.................................   28,376,650   20,142,005
--------------------------------------------------------------------------------
 End of period.......................................  $36,975,465  $28,376,650
--------------------------------------------------------------------------------
Undistributed net investment income..................  $   219,283  $    12,710
--------------------------------------------------------------------------------
Other information:
Share increase (decrease)
 Shares sold.........................................      586,575      744,068
 Shares redeemed.....................................     (367,773)    (265,656)
 Shares issued in reinvestment of distributions......       64,487        5,444
--------------------------------------------------------------------------------
 Net increase in shares..............................      283,289      483,856
--------------------------------------------------------------------------------

(a) Effective February 1, 2000, shareholders of Mentor VIP Capital Growth Port-folio became owners of that number of full and fractional shares of Ever-green VA Capital Growth Fund. As Mentor VIP Capital Growth Portfolio con-tributed the majority of assets and shareholders to the Evergreen VA Capi-tal Growth Fund, its accounting and performance history has been carried forward.

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Capital Growth Fund
                         Notes to Financial Statements


1. ORGANIZATION

The Evergreen VA Capital Growth Fund (the "Fund") is a diversified series of Evergreen Variable Annuity Trust (the "Trust"), a Delaware business trust orga-nized on December 23, 1997. The Trust is an open-end management investment com-pany registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance poli-cies.

Effective February 1, 2000, shares of the Fund were substituted for shares of the Mentor VIP Capital Growth Portfolio, a diversified series of the Mentor Variable Investment Portfolios. As a result of the substitution, shareholders of the Mentor VIP Capital Growth Portfolio became owners of that number of full and fractional shares of the Fund having a net asset value equal to the net as-set value of their shares immediately prior to the substitution of shares.

Since the Mentor VIP Capital Growth Portfolio had substantially similar invest-ment objectives and policies of the Fund and the Mentor VIP Capital Growth Portfolio contributed the majority of the net assets and shareholders, the ba-sis of accounting for assets and liabilities and the operating results of the Mentor VIP Capital Growth Portfolio and its performance have been carried for-ward.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported here-in. Actual results could differ from these estimates.

A. Valuation of Securities
Equity securities for which exchange quotations are readily available are val-ued at the last reported sale price, or if no sale price is available, are val-ued at the mean between the last reported bid and asked price. Securities for which market quotations are not readily available (including restricted securi-ties) are valued at fair value as determined in good faith according to proce-dures approved by the Board of Trustees.

Investments in mutual fund shares are valued at net asset value.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Securities pledged as collateral for repurchase agreements are held in a segre-gated account by the custodian on the Fund's behalf. The Fund monitors the ade-quacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Capital Growth Fund
                    Notes to Financial Statements(continued)


D. Federal Taxes
The Fund intends to comply with the provisions of the Internal Revenue Code ap-plicable to regulated investment companies and to distribute all of its net in-vestment company taxable income and net capital gains, if any, to its share-holders. Accordingly, no provision for federal income or excise tax is re-quired.

E. Distributions
Distributions from net investment income for the Fund are declared and paid an-nually. Distributions from net realized capital gains, if any, are paid at least annually. To the extent that realized capital gains can be offset by cap-ital loss carryovers, it is the Fund's policy not to distribute such gains. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or avail-able capital loss carryovers, as applicable) under income tax regulations.

F. Organization Expenses
Organization expenses for the Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, re-demption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly owned subsidiary of First Union National Bank ("FUNB"), is the investment advi-sor for the Fund. FUNB is a subsidiary of First Union Corporation ("First Union"). In return for providing investment management services, the Fund pays EIMC a management fee that is computed and paid daily at a rate of 0.80% of the average daily net assets of the Fund.

Prior to November 1, 2000, Mentor Investment Advisors, LLC ("Mentor Advisors"), a subsidiary of First Union, served as the investment advisor to the Fund and was paid by the Fund at the same rate.

During the year ended December 31, 2000, the amount of investment advisory fees waived by the investment advisor was $26,332. The impact on the Fund's annualized expense ratio represented as a percentage of its average net assets was 0.09%.

Evergreen Investment Services ("EIS"), an indirect, wholly owned subsidiary of FUNB, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel. EIS is entitled to a fee of 0.10% based on the average daily net assets of the Fund.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly owned subsidiary of FUNB, is the transfer and dividend disbursing agent for the Fund.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $24,625,023 and $22,387,091, respectively, for the year ended December 31, 2000.

On December 31, 2000 the aggregate cost of securities for federal income tax purposes was $30,112,034. The gross unrealized appreciation and depreciation on securities based on that cost was $7,962,300 and $1,121,116, respectively, with a net unrealized appreciation of $6,841,184.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Capital Growth Fund
                    Notes to Financial Statements(continued)


5. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the Fund's expenses have been reduced. The Fund received $1,724 in expense re-ductions. The impact of the total expense reductions on the Fund's annualized expense ratio represented as a percentage of its average net assets was 0.01%.

6. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of se-curities for prompt delivery, including funding redemption of their shares, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the year ended December 31, 2000, the Fund had no borrowings under this agreement.

8. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain ac-counting practices and disclosures presently used, such as treatment of pay-ments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement disclosures. While some of the Guide's requirements will not be effective until the SEC amends its disclosure and reporting requirements, other requirements are effective presently. Adopt-ing these requirements will not have a material impact on the Fund's financial statements.

                          Independent Auditors' Report


Board of Trustees and Shareholders
Evergreen VA Capital Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Evergreen VA Capital Growth Fund as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year pe-riod then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custo-dian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green VA Capital Growth Fund as of December 31, 2000, the results of its opera-tions, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

                                   /s/ KPMG LLP

Boston, Massachusetts
February 2, 2001

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Capital Growth Fund
                       Additional Information (unaudited)

FEDERAL TAX STATUS OF DISTRIBUTIONS

Pursuant to section 852 of the Internal Revenue Code, the Fund has designated $879,433, or $0.449 per share, as long-term capital gain distributions for the year ended December 31, 2000.

For corporate shareholders, 100.00% of ordinary income dividends paid during the fiscal year ended December 31, 2000 qualified for the dividends received deduction.

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                    Fund at a Glance as of December 31, 2000

"We believe equities represent an attractive investment for the longer-term, and think the Fund provides an excellent way to achieve a diversified exposure to both individual stocks and sectors."

                                   Portfolio
                                  Management
                                  ----------

                                William E. Zieff
                                Tenure: May 2000

--------------------------------------------------------------------------------
                            PERFORMANCE & RETURNS/1/
--------------------------------------------------------------------------------

Portfolio Inception Date:                                            9/29/1999
Average Annual Returns
1 year                                                                -9.11%
Since Portfolio Inception                                              3.93%
12-month income dividends per share                                   $0.10
12-month capital gain distributions per share                         $0.03


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

               VA Equity     Consumer Price     S&P 500 Composite
              Index Fund       Index - US          Total Return

 9/29/99         10,000           10,000              10,000
12/31/99         10,963           10,024              11,488
 3/31/00         11,799           10,197              11,751
 6/30/00         11,497           10,268              11,439
 9/30/00         11,385           10,345              11,328
12/31/00         10,496           10,381              10,442


Comparison of a $10,000 investment in Evergreen VA Equity Index Fund/1/ versus a similar investment in the Standard & Poor's 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/1/Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of December 31, 2000 and subject to change.

"Standard & Poor's", "S&P", "S&P 500", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Evergreen Institutional Asset Management. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Product.

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                          Portfolio Manager Interview

How did the Fund perform?

The Evergreen VA Equity Index Fund returned -9.11% for the twelve-month period ended December 31, 2000, tracking the S&P 500 which returned -9.10% for the same period. The Fund's objective is to provide exposure to the S&P 500, with minimal variation so that typically, the Fund's performance will closely align with that of the Index. The investment process is designed to keep trading and administrative costs low, minimizing the differential in returns between the Fund and the S&P 500.


                                   Portfolio
                                Characteristics
                                ---------------
                               (As of 12/31/2000)

Total Net Assets                                                    $31,796,334
Number of Holdings                                                          504
P/E Ratio                                                                 26.0x


What was the Fund's investment environment like during the period?


The stock market was extremely volatile for most of 2000. The early months were characterized by investor euphoria, sky-rocketing stock prices and historically high valuations--trends that had existed for the prior 18 months. By early spring, however, a growing number of earnings reports fell short of expectations and signs of slower economic growth appeared. Reality replaced blind optimism, and in unwinding the speculative excesses that had built up in 1999 and early 2000, stock prices became increasingly volatile. In the first half of the year, the S&P 500 had intra-day swings of more than 1% on 95% of its trading days--on more than 60% of those days, intra-day swings exceeded 2%. Continuing to work off pricing excesses, the market remained volatile through the end of the calendar year.

Economic growth slowed significantly between the year's second and third quarters, as stock prices fell and corporate profit growth slowed. The combination tempered both consumer confidence and consumer spending. In particular, technology and internet-related stocks suffered on expectations of weaker demand and lower revenues.

Merger and acquisition activity also affected the S&P 500. A total of 58 new companies were added to the Index during the year, approximately 37 of which resulted from mergers and acquisitions. The remaining changes occurred from Standard & Poor's active effort to eliminate the small index weights of companies that had accumulated over time. Standard & Poor's made a deliberate attempt to correct for this during the year, particularly in the fourth quarter. The other 21 companies were either migrated down to the S&P Small Cap Index or eliminated altogether due to "lack of representation" or very small positions, and replaced in the S&P 500 with 21 new companies.


                                 Top 5 Sectors
                                 -------------
                   (as a percentage of 12/31/2000 net assets)


Information Technology                                                    19.9%
Financials                                                                16.9%
Health Care                                                               13.8%
Industrials                                                               10.3%
Consumer Discretionary                                                    10.0%

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                          Portfolio Manager Interview

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 12/31/2000 net assets)

General Electric Co.                                                       3.9%
Exxon Mobil Corp.                                                          2.5%
Pfizer, Inc.                                                               2.4%
Cisco Systems, Inc.                                                        2.3%
Citigroup, Inc.                                                            2.1%
Wal-Mart Stores, Inc.                                                      2.0%
Microsoft Corp.                                                            1.9%
American International Group, Inc.                                         1.9%
Merck & Co., Inc.                                                          1.8%
Intel Corp.                                                                1.7%


How did all these changes affect the Fund?


The changes were incorporated into the Fund, so the Fund continued to track the performance of the Index. Additions and deletions to the S&P 500 Index are closely monitored so that they can be reflected in the portfolio in the most timely and cost effective manner. We use various portfolio construction tools in the daily investment of cash flows and to help keep the Fund in line with the benchmark in terms of industry weights and portfolio characteristics. As a result, the Fund has remained fully invested at all times, and is rebalanced daily to ensure consistency with the S&P 500 Index.


What is your outlook for the next six months?


We think there could be some near-term uncertainty, but are optimistic longer-term. The downshift in the economy's growth rate between last year's second and third quarters, and the bursting of the dot-com bubble with its excesses, created renewed uncertainty for investors. Further, recent data suggests the economy has continued to weaken through year-end 2000, adding more uncertainty. As a result, the outlook for equities in the immediate future will depend on how long the slowdown in economic growth persists and how severe the impact is on corporate earnings. Investors will likely focus on the Federal Reserve Board's interest rate policy, particularly after their unexpected 1/2% rate cut, which took place shortly after the close of the Fund's fiscal period. Nonetheless, the resetting of investors' expectations and their attention to risk is set against a backdrop of sound economic fundamentals and a strong corporate America. We believe equities represent an attractive investment for the longer-term, and think the Fund provides an excellent way to achieve a diversified exposure to both individual stocks and sectors.

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                Year Ended December 31,
                                                -------------------------
                                                   2000        1999 (a)
Net asset value, beginning of period            $     11.48   $     10.00
                                                -----------   -----------
Income from investment operations
Net investment income                                  0.10          0.03
Net realized and unrealized gains or losses on
 securities and future contracts                      (1.15)         1.51
                                                -----------   -----------
Total from investment operations                      (1.05)         1.54
                                                -----------   -----------
Distributions to shareholders from
Net investment income                                 (0.10)        (0.03)
Net realized gains                                    (0.03)        (0.03)
                                                -----------   -----------
Total distributions                                   (0.13)        (0.06)
                                                -----------   -----------
Net asset value, end of period                  $     10.30   $     11.48
                                                -----------   -----------
Total return*                                         (9.11%)       15.47%
Ratios and supplemental data
Net assets, end of period (thousands)           $    31,796   $    18,685
Ratios to average net assets
 Expenses++                                            0.31%         0.31%+
 Net investment income                                 1.15%         1.34%+
Portfolio turnover rate                                  11%            5%

(a) For the period from September 29, 1999 (commencement of operations) to De-cember 31, 1999.
* Total return does not reflect charges attributable to your insurance company's separate account.
+   Annualized.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                            Schedule of Investments
                               December 31, 2000

                                                             Shares    Value
COMMON STOCKS - 96.5%
CONSUMER DISCRETIONARY - 10.0%
Auto Components - 0.3%
  Cooper Tire & Rubber Co. .................................   290  $     3,081
  Dana Corp. ...............................................   330        5,053
  Delphi Automotive Systems Corp. .......................... 1,370       15,412
  Eaton Corp. ..............................................   200       15,038
  Genuine Parts Co. ........................................   410       10,737
  Goodyear Tire & Rubber Co. ...............................   360        8,276
  Johnson Controls, Inc. ...................................   210       10,920
  TRW, Inc. ................................................   300       11,625
  Visteon Corp. ............................................   327        3,761
                                                                    -----------
                                                                         83,903
                                                                    -----------
Automobiles - 0.7%
  Ford Motor Co. ........................................... 4,920      115,312
  General Motors Corp. ..................................... 1,490       75,897
  Harley-Davidson, Inc. ....................................   800       31,800
                                                                    -----------
                                                                        223,009
                                                                    -----------
Distributors - 0.0%
  W.W. Grainger, Inc. ......................................   270        9,855
                                                                    -----------
Hotels, Restaurants & Leisure - 0.9%
  Carnival Corp., Class A................................... 1,580       48,684
  Darden Restaurants, Inc. .................................   350        8,006
  Harrahs Entertainment, Inc. *.............................   370        9,759
  Hilton Hotels Corp. ......................................   970       10,185
  Marriott International, Inc., Class A.....................   690       29,152
  McDonald's Corp. ......................................... 3,470      117,980
  Starbucks Corp. *.........................................   460       20,355
  Starwood Hotels & Resorts.................................   480       16,920
  Tricon Global Restaurants, Inc. *.........................   350       11,550
  Wendy's International, Inc. ..............................   330        8,663
                                                                    -----------
                                                                        281,254
                                                                    -----------
Household Durables - 0.3%
  Black & Decker Corp. .....................................   240        9,420
  Briggs & Stratton Corp. ..................................    80        3,550
  Centex Corp. .............................................   180        6,761
  Kaufman & Broad Home Corp. ...............................   100        3,369
  Leggett & Platt, Inc. ....................................   460        8,711
  Maytag Corp. .............................................   230        7,432
  Newell Rubbermaid, Inc. ..................................   670       15,243
  Pulte Corp. ..............................................   130        5,484
  Snap-on, Inc. ............................................   190        5,296
  Stanley Works.............................................   300        9,356
  Tupperware Corp. .........................................   200        4,088
  Whirlpool Corp. ..........................................   160        7,630
                                                                    -----------
                                                                         86,340
                                                                    -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Leisure Equipment & Products - 0.2%
  Brunswick Corp. ...........................................    280 $     4,602
  Eastman Kodak Co. .........................................    770      30,319
  Hasbro, Inc. ..............................................    550       5,844
  Mattel, Inc. ..............................................  1,040      15,018
                                                                     -----------
                                                                          55,783
                                                                     -----------
Media - 2.8%
  Clear Channel Communications, Inc. *.......................  1,520      73,625
  Comcast Corp., Class A *...................................  2,390      99,782
  Dow Jones & Co., Inc. .....................................    220      12,458
  Gannett Co., Inc. .........................................    670      42,252
  Harcourt General, Inc. ....................................    200      11,440
  Interpublic Group of Companies, Inc. ......................    870      37,029
  Knight-Ridder, Inc. .......................................    200      11,375
  Meredith Corp. ............................................    170       5,472
  New York Times Co., Class A................................    460      18,429
  Omnicom Group, Inc. .......................................    450      37,294
  Time Warner, Inc. .........................................  3,510     183,362
  Tribune Co. ...............................................    770      32,532
  Viacom, Inc., Class B *....................................  3,984     186,252
  Walt Disney Co. ...........................................  5,410     156,552
                                                                     -----------
                                                                         907,854
                                                                     -----------
Multi-line Retail - 2.9%
  Consolidated Stores Corp. *................................    400       4,250
  Costco Wholesale Corp. *...................................  1,220      48,724
  Dillards, Inc., Class A....................................    320       3,780
  Dollar General Corp. ......................................    802      15,138
  Federated Department Stores, Inc. *........................    510      17,850
  J.C. Penney Co., Inc. .....................................    700       7,613
  Kmart Corp. *..............................................  1,100       5,844
  Kohl's Corp. *.............................................    840      51,240
  May Department Stores Co. .................................    840      27,510
  Sears, Roebuck & Co. ......................................    950      33,012
  Target Corp. ..............................................  2,410      77,722
  Wal-Mart Stores, Inc. ..................................... 11,740     623,687
                                                                     -----------
                                                                         916,370
                                                                     -----------
Specialty Retail - 1.7%
  Autozone, Inc. *...........................................    300       8,550
  Bed Bath & Beyond, Inc. ...................................    690      15,439
  Best Buy Co., Inc. *.......................................    600      17,737
  Circuit City Stores, Inc. .................................    620       7,130
  Gap, Inc. .................................................  2,250      57,375
  Home Depot, Inc. ..........................................  6,115     279,379

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                             Shares    Value
COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
  Limited, Inc. ............................................ 1,160  $     19,792
  Lowe's Co., Inc. ......................................... 1,000        44,500
  Nordstrom, Inc. ..........................................   400         7,275
  Office Depot, Inc. *......................................   940         6,698
  RadioShack Corp. .........................................   470        20,122
  Staples, Inc. ............................................ 1,110        13,112
  Tiffany & Co. ............................................   400        12,650
  TJX Companies, Inc. ......................................   820        22,755
  Toys "R" Us, Inc. *.......................................   580         9,679
                                                                    ------------
                                                                         542,193
                                                                    ------------
Textiles & Apparel - 0.2%
  Liz Claiborne, Inc. ......................................   110         4,579
  Nike, Inc., Class B.......................................   670        37,394
  Reebok International, Ltd. *..............................   190         5,195
  V.F. Corp. ...............................................   370        13,409
                                                                    ------------
                                                                          60,577
                                                                    ------------
CONSUMER STAPLES - 7.9%
Beverages - 2.3%
  Adolph Coors Co. .........................................   110         8,834
  Anheuser Busch Companies Inc. ............................ 2,420       110,110
  Brown Forman Corp., Class B...............................   190        12,635
  Coca Cola Enterprises, Inc. .............................. 1,030        19,570
  Coca-Cola Co. ............................................ 6,540       398,531
  Pepsico, Inc. ............................................ 3,820       189,329
                                                                    ------------
                                                                         739,009
                                                                    ------------
Food & Drug Retailing - 1.3%
  Albertsons, Inc. ......................................... 1,150        30,475
  CVS Corp. ................................................ 1,000        59,938
  Kroger Co. *.............................................. 2,180        58,996
  Longs Drug Stores Corp. ..................................   150         3,619
  Safeway, Inc. *........................................... 1,300        81,250
  SuperValu, Inc. ..........................................   350         4,856
  SYSCO Corp. .............................................. 1,700        51,000
  Walgreen Co. ............................................. 2,710       113,312
  Winn Dixie Stores, Inc. ..................................   350         6,781
                                                                    ------------
                                                                         410,227
                                                                    ------------
Food Products - 1.5%
  Archer Daniels Midland Co. ............................... 1,655        24,825
  Campbell Soup Co. ........................................ 1,070        37,049
  Conagra, Inc. ............................................ 1,440        37,440
  General Mills, Inc. ......................................   710        31,639

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - continued
CONSUMER STAPLES - continued
Food Products - continued
  H.J. Heinz Co. ............................................   970  $    46,015
  Hershey Foods Corp. .......................................   350       22,531
  Kellogg Co. ............................................... 1,030       27,038
  Quaker Oats Co. ...........................................   350       34,081
  Ralston Purina Co. ........................................   850       22,206
  Sara Lee Corp. ............................................ 2,290       56,248
  Unilever NV................................................ 1,460       91,889
  W.M. Wrigley Junior Co. ...................................   310       29,702
                                                                     -----------
                                                                         460,663
                                                                     -----------
Household Products - 0.9%
  American Greetings Corp., Class A..........................   280        2,643
  Procter & Gamble Co. ...................................... 3,370      264,334
                                                                     -----------
                                                                         266,977
                                                                     -----------
Personal Products - 1.1%
  Alberto Culver Co., Class B................................   170        7,278
  Avon Products, Inc. .......................................   600       28,725
  Clorox Co. ................................................   610       21,655
  Colgate-Palmolive Co. ..................................... 1,460       94,243
  Gillette Co. .............................................. 2,770      100,066
  International Flavors & Fragrances, Inc. ..................   310        6,297
  Kimberly-Clark Corp. *..................................... 1,400       98,966
                                                                     -----------
                                                                         357,230
                                                                     -----------
Tobacco - 0.8%
  Philip Morris Companies, Inc. ............................. 5,800      255,200
  UST, Inc. .................................................   400       11,225
                                                                     -----------
                                                                         266,425
                                                                     -----------
ENERGY - 6.1%
Energy Equipment & Services - 0.8%
  Baker Hughes, Inc. ........................................   930       38,653
  Halliburton Co. ........................................... 1,120       40,600
  Nabors Industries, Inc. *..................................   400       23,660
  Rowan Co., Inc. *..........................................   210        5,670
  Schlumberger, Ltd. ........................................ 1,470      117,508
  Transocean Sedco Forex, Inc. ..............................   539       24,794
                                                                     -----------
                                                                         250,885
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - continued
ENERGY - continued
Oil & Gas - 5.3%
  Amerada Hess Corp. ........................................   220  $    16,074
  Anadarko Petroleum Corp. ..................................   644       45,776
  Apache Corp. ..............................................   310       21,719
  Ashland, Inc. .............................................   200        7,178
  Burlington Resources, Inc. ................................   530       26,765
  Chevron Corp. ............................................. 1,690      142,699
  Conoco, Inc., Class B...................................... 1,600       46,300
  Devon Energy Corp. ........................................   320       19,510
  EOG Resources, Inc. .......................................   300       16,406
  Exxon Mobil Corp. ......................................... 9,046      786,437
  Kerr-McGee Corp. ..........................................   260       17,404
  Occidental Petroleum Corp. ................................   910       22,068
  Phillips Petroleum Co. ....................................   640       36,400
  Royal Dutch Petroleum Co. ................................. 5,590      338,544
  Sunoco, Inc. ..............................................   300       10,106
  Texaco, Inc. .............................................. 1,420       88,218
  Tosco Corp. ...............................................   350       11,878
  Unocal Corp. ..............................................   620       23,986
  USX-Marathon Group.........................................   870       24,143
                                                                     -----------
                                                                       1,701,611
                                                                     -----------
FINANCIALS - 16.9%
Banks - 6.0%
  AmSouth Bancorp ...........................................   920       14,030
  Bank of America Corp. ..................................... 4,320      198,180
  Bank of New York Co., Inc. ................................ 1,900      104,856
  Bank One Corp. ............................................ 3,090      113,171
  BB&T Corp.................................................. 1,020       38,059
  Charter One Financial, Inc. ...............................   520       15,015
  Chase Manhattan Corp....................................... 3,460      157,214
  Comerica, Inc..............................................   400       23,750
  Fifth Third Bancorp........................................ 1,180       70,505
  First Union Corp. (degrees)................................ 2,600       72,312
  Firstar Corp............................................... 2,500       58,125
  FleetBoston Financial Corp................................. 2,305       86,582
  Golden West Financial Corp.................................   410       27,675
  Huntington Bancshares, Inc.................................   590        9,551
  J.P. Morgan & Co., Inc. *..................................   410       67,855
  KeyCorp.................................................... 1,090       30,520
  Mellon Financial Corp. .................................... 1,250       61,484
  National City Corp. ....................................... 1,600       46,000
  Northern Trust Corp. ......................................   560       45,675
  Old Kent Financial Corp. ..................................   373       16,319
  PNC Financial Services Group...............................   740       54,066

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - continued
FINANCIALS - continued
Banks - continued
  Regions Financial Corp. ...................................    600 $    16,388
  SouthTrust Corp. ..........................................    510      20,751
  State Street Corp. ........................................    410      50,926
  Summit Bancorp.............................................    420      16,039
  Suntrust Banks, Inc. ......................................    760      47,880
  Synovus Financial Corp. ...................................    800      21,550
  U.S. Bancorp...............................................  1,980      57,791
  Union Planters Corp. ......................................    340      12,155
  Wachovia Corp. ............................................    540      31,387
  Washington Mutual, Inc. ...................................  1,370      72,696
  Wells Fargo & Co. .........................................  4,440     247,252
                                                                     -----------
                                                                       1,905,759
                                                                     -----------
Diversified Financials - 6.8%
  American Express Co. ......................................  3,510     192,831
  Bear Stearns Companies, Inc. ..............................    267      13,533
  Capital One Financial Corp. ...............................    500      32,906
  Charles Schwab Corp. ......................................  3,610     102,434
  CIT Group, Inc. Class A....................................    630      12,679
  Citigroup, Inc. ........................................... 13,126     670,246
  Conseco, Inc. .............................................    800      10,550
  Countrywide Credit Industries, Inc. .......................    270      13,567
  Crane Co. .................................................    200       5,687
  Fannie Mae.................................................  2,600     225,550
  Fortune Brands, Inc. ......................................    470      14,100
  Franklin Resources, Inc. ..................................    630      24,003
  Freddie Mac................................................  1,800     123,975
  Household International, Inc. .............................  1,230      67,650
  Lehman Brothers Holdings, Inc. ............................    640      43,280
  MBNA Corp. ................................................  2,260      83,479
  McDermott International, Inc. *............................    260       2,795
  Merrill Lynch & Co., Inc. .................................  2,160     147,285
  Moodys Corp. ..............................................    480      12,330
  Morgan Stanley Dean Witter & Co. ..........................  2,900     229,825
  National Service Industries, Inc. .........................    150       3,853
  Providian Financial Corp. .................................    720      41,400
  Ryder Systems, Inc. .......................................    150       2,494
  Stilwell Financial, Inc. ..................................    580      22,874
  T. Rowe Price & Associates, Inc. ..........................    390      16,484
  Textron, Inc. .............................................    360      16,740
  USA Education, Inc. .......................................    400      27,200
                                                                     -----------
                                                                       2,159,750
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - continued
FINANCIALS - continued
Insurance - 4.1%
  AFLAC, Inc. ...............................................   670  $    48,366
  Allstate Corp. ............................................ 1,910       83,204
  AMBAC Financial Group, Inc. ...............................   255       14,870
  American General Corp. ....................................   640       52,160
  American International Group, Inc. ........................ 6,045      595,810
  Aon Corp. .................................................   730       25,003
  Chubb Corp. ...............................................   440       38,060
  CIGNA Corp. ...............................................   400       52,920
  Cincinnati Financial Corp. ................................   400       15,825
  Hartford Financial Services Group, Inc. ...................   570       40,256
  Jefferson Pilot Corp. .....................................   260       19,435
  Lincoln National Corp. ....................................   480       22,710
  Loews Corp. ...............................................   250       25,891
  Marsh & McLennan Co. ......................................   710       83,070
  MBIA, Inc. ................................................   250       18,531
  MetLife, Inc. ............................................. 2,034       71,190
  MGIC Investment Corp. .....................................   270       18,208
  Progressive Corp. .........................................   200       20,725
  SAFECO Corp. ..............................................   400       13,150
  Saint Paul Companies, Inc. ................................   590       32,044
  Torchmark Corp. ...........................................   350       13,453
  UnumProvident Corp. .......................................   660       17,738
                                                                     -----------
                                                                       1,322,619
                                                                     -----------
HEALTH CARE - 13.8%
Biotechnology - 0.9%
  Amgen, Inc. *.............................................. 2,730      174,550
  Applera Corp. - Applied Biosystems Group...................   530       49,853
  Biogen, Inc. *.............................................   400       24,025
  Chiron Corp. *.............................................   490       21,805
  MedImmune, Inc. *..........................................   530       25,274
                                                                     -----------
                                                                         295,507
                                                                     -----------
Health Care Equipment & Supplies - 1.4%
  Alza Corp. *...............................................   600       25,500
  Bausch & Lomb, Inc. .......................................   160        6,470
  Baxter International, Inc. ................................   770       68,001
  Becton Dickinson & Co. *...................................   630       21,814
  Biomet, Inc. ..............................................   530       21,034
  Boston Scientific Corp. *..................................   980       13,414
  C.R. Bard, Inc. ...........................................   150        6,984
  Guidant Corp. *............................................   780       42,071
  Medtronic, Inc. ........................................... 3,190      192,596
  Saint Jude Medical, Inc. *.................................   240       14,745
  Stryker Corp. *............................................   490       24,789
                                                                     -----------
                                                                         437,418
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - continued
HEALTH CARE - continued
Health Care Providers & Services - 1.1%
  Aetna US Healthcare, Inc. .................................    360 $    14,783
  Cardinal Health, Inc. .....................................    730      72,726
  HCA-The Healthcare Corp. ..................................  1,510      66,455
  HealthSouth Corp. *........................................    930      15,171
  Humana, Inc. *.............................................    360       5,490
  IMS Health, Inc. ..........................................    830      22,410
  Manor Care, Inc. *.........................................    320       6,600
  McKesson HBOC, Inc. .......................................    800      28,712
  Quintiles Transnational Corp. *............................    260       5,444
  Tenet Healthcare Corp. *...................................    880      39,105
  UnitedHealth Group, Inc. ..................................    820      50,327
  Wellpoint Health Networks, Inc., Class A *.................    170      19,592
                                                                     -----------
                                                                         346,815
                                                                     -----------
Pharmaceuticals - 10.4%
  Abbott Laboratories........................................  4,090     198,109
  Allergan, Inc. ............................................    330      31,948
  American Home Products Corp. ..............................  3,460     219,883
  Bristol-Myers Squibb Co. ..................................  5,130     379,299
  Eli Lilly & Co. ...........................................  2,910     270,812
  Forest Laboratories, Inc. .................................    225      29,897
  Johnson & Johnson..........................................  3,660     384,529
  King Pharmaceuticals, Inc. *...............................    420      21,709
  Merck & Co., Inc. .........................................  6,000     561,750
  Pfizer, Inc. .............................................. 16,570     762,220
  Pharmacia Corp. ...........................................  3,422     208,742
  Schering-Plough Corp. .....................................  3,880     220,190
  Watson Pharmaceuticals, Inc. *.............................    250      12,797
                                                                     -----------
                                                                       3,301,885
                                                                     -----------
INDUSTRIALS - 10.3%
Aerospace & Defense - 1.3%
  B.F. Goodrich Co. .........................................    330      12,004
  Boeing Co. ................................................  2,290     151,140
  General Dynamics Corp. ....................................    530      41,340
  Lockheed Martin Corp. .....................................  1,170      39,721
  Northrop Grumman Corp. ....................................    200      16,600
  Perkinelmer, Inc. .........................................    140      14,700
  Raytheon Co., Class B......................................    950      29,509
  United Technologies Corp. .................................  1,190      93,564
                                                                     -----------
                                                                         398,578
                                                                     -----------
Air Freight & Couriers - 0.1%
  FedEx Corp. ...............................................    720      28,771
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Airlines - 0.3%
  AMR Corp. *................................................   410  $    16,067
  Delta Air Lines, Inc. .....................................   300       15,056
  Southwest Airlines Co. .................................... 1,350       45,265
  US Airways Group, Inc. *...................................   200        8,113
                                                                     -----------
                                                                          84,501
                                                                     -----------
Building Products - 0.1%
  Masco Corp. ............................................... 1,180       30,311
                                                                     -----------
Commercial Services & Supplies - 1.7%
  Allied Waste Industries, Inc. *............................   580        8,446
  Automatic Data Processing, Inc. ........................... 1,610      101,933
  Avery Dennison Corp. ......................................   280       15,365
  Cendant Corp. *............................................ 1,790       17,229
  Ceridian Corp. *...........................................   420        8,374
  Computer Sciences Corp. *..................................   430       25,854
  Convergys Corp. *..........................................   400       18,125
  Deluxe Corp. ..............................................   200        5,054
  Electronic Data Systems Corp. ............................. 1,190       68,722
  Equifax, Inc. .............................................   350       10,041
  First Data Corp. .......................................... 1,060       55,849
  H&R Block, Inc. ...........................................   310       12,826
  McGraw-Hill Co., Inc. .....................................   490       28,726
  Paychex, Inc. .............................................   980       47,652
  Pitney Bowes, Inc. ........................................   650       21,531
  R.R. Donnelley & Sons Co. .................................   350        9,450
  Robert Half International, Inc. ...........................   475       12,588
  Sabre Group Holdings, Inc., Class A *......................   344       14,835
  Waste Management, Inc. .................................... 1,660       46,065
  Xerox Corp. ............................................... 1,680        7,770
                                                                     -----------
                                                                         536,435
                                                                     -----------
Construction & Engineering - 0.0%
  Fluor Corp. ...............................................   200        6,613
  Massey Energy Corp. .......................................   200        2,550
                                                                     -----------
                                                                           9,163
                                                                     -----------
Electrical Equipment - 0.4%
  American Power Conversion Corp. *..........................   500        6,188
  Cooper Industries, Inc. ...................................   220       10,106
  Emerson Electric Co. ...................................... 1,090       85,906
  Molex, Inc. ...............................................   495       17,572
  Power One, Inc. ...........................................   180        7,076
  Thomas & Betts Corp. ......................................   220        3,561
                                                                     -----------
                                                                         130,409
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Industrial Conglomerates - 5.6%
  Danaher Corp. .............................................    360 $    24,615
  Dover Corp. ...............................................    600      24,338
  General Electric Co. ...................................... 26,010   1,246,854
  Honeywell International, Inc. .............................  2,141     101,296
  ITT Industries, Inc. ......................................    200       7,750
  Minnesota Mining & Manufacturing Co. ......................  1,030     124,115
  Thermo Electron Corp. *....................................    520      15,470
  Tyco International, Ltd. ..................................  4,537     251,804
                                                                     -----------
                                                                       1,796,242
                                                                     -----------
Machinery - 0.5%
  Caterpillar, Inc. .........................................    870      41,162
  Cummins Engine, Inc. ......................................    140       5,311
  Deere & Co. ...............................................    610      27,946
  Illinois Tool Works, Inc. .................................    790      47,054
  Ingersoll Rand Co. ........................................    400      16,750
  Navistar International Corp., Inc. *.......................    200       5,237
  Paccar, Inc. ..............................................    200       9,850
  Parker Hannifin Corp. .....................................    360      15,885
  Timken Co. ................................................    220       3,328
                                                                     -----------
                                                                         172,523
                                                                     -----------
Road & Rail - 0.3%
  Burlington Northern Santa Fe Corp. ........................  1,100      31,144
  CSX Corp. .................................................    600      15,562
  Norfolk Southern Corp. ....................................    930      12,381
  Union Pacific Corp. .......................................    660      33,495
                                                                     -----------
                                                                          92,582
                                                                     -----------
INFORMATION TECHNOLOGY - 19.9%
Communications Equipment - 5.1%
  Adaptec, Inc. *............................................    340       3,485
  Avaya, Inc. *..............................................    653       6,734
  Cabletron Systems, Inc. *..................................    430       6,477
  Cisco Systems, Inc. *...................................... 18,880     722,160
  Comverse Technology, Inc. *................................    390      42,364
  Corning, Inc. .............................................  2,380     125,694
  Lucent Technologies, Inc. .................................  8,620     116,370
  Motorola, Inc. ............................................  5,649     114,392
  Nortel Networks Corp. .....................................  7,980     255,859
  QUALCOMM, Inc. *...........................................  1,900     156,156
  Scientific Atlanta, Inc. ..................................    400      13,025
  Tellabs, Inc. *............................................  1,070      60,455
                                                                     -----------
                                                                       1,623,171
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 4.8%
  Apple Computer *...........................................    780 $    11,603
  Compaq Computer Corp. .....................................  4,410      66,370
  Dell Computer Corp. *......................................  6,680     116,482
  EMC Corp. *................................................  5,700     379,050
  Gateway, Inc. .............................................    810      14,572
  Hewlett-Packard Co. .......................................  5,190     163,809
  International Business Machines Corp. .....................  4,610     391,850
  Lexmark International Group, Inc., Class A.................    310      13,737
  NCR Corp. *................................................    240      11,790
  Network Appliance, Inc. *..................................    800      51,350
  Palm, Inc. *...............................................  1,442      40,827
  QLogic Corp. *.............................................    220      16,940
  Sun Microsystems, Inc. *...................................  8,310     231,641
  Symbol Technologies, Inc. .................................    350      12,600
  Unisys Corp. *.............................................    750      10,969
                                                                     -----------
                                                                       1,533,590
                                                                     -----------
Electronic Equipment & Instruments - 0.9%
  Agilent Technologies, Inc. ................................  1,150      62,963
  Andrew Corp. *.............................................    250       5,438
  JDS Uniphase Corp. *.......................................  2,490     103,802
  Rockwell International Corp. ..............................    450      21,431
  Sanmina Corp. *............................................    400      30,650
  Solectron Corp. *..........................................  1,700      57,630
  Tektronix, Inc. ...........................................    220       7,411
                                                                     -----------
                                                                         289,325
                                                                     -----------
Internet Software & Services - 0.8%
  America Online, Inc. *.....................................  6,010     209,148
  Broadvision, Inc. *........................................    700       8,269
  Yahoo!, Inc. *.............................................  1,480      44,654
                                                                     -----------
                                                                         262,071
                                                                     -----------
Semiconductor Equipment & Products - 3.9%
  Advanced Micro Devices, Inc. *.............................    800      11,050
  Altera Corp. *.............................................  1,100      28,944
  Analog Devices, Inc. *.....................................    900      46,069
  Applied Materials, Inc. *..................................  2,100      80,194
  Broadcom Corp. *...........................................    580      48,720
  Conexant Systems, Inc. *...................................    600       9,225
  Intel Corp. ............................................... 17,540     527,296
  KLA-Tencor Corp. *.........................................    550      18,528
  Linear Technology Corp. ...................................    800      37,000
  LSI Logic Corp. *..........................................    780      13,330
  Maxim Integrated Products, Inc. *..........................    720      34,425

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
  Micron Technology, Inc. *..................................  1,520 $    53,960
  National Semiconductor Corp. *.............................    420       8,452
  Novellus Systems, Inc. *...................................    410      14,734
  Teradyne, Inc. ............................................    520      19,370
  Texas Instruments, Inc. ...................................  4,550     215,556
  Vitesse Semiconductor Corp. *..............................    450      24,891
  Xilinx, Inc. *.............................................    830      38,284
                                                                     -----------
                                                                       1,230,028
                                                                     -----------
Software - 4.4%
  Adobe Systems, Inc. .......................................    620      36,076
  Autodesk, Inc. ............................................    190       5,118
  BMC Software, Inc. *.......................................    690       9,660
  Citrix Systems, Inc. *.....................................    510      11,475
  Computer Associates International, Inc. ...................  1,580      30,810
  Compuware Corp. *..........................................    970       6,062
  Intuit, Inc. *.............................................    610      24,057
  Mercury Interactive Corp. *................................    200      18,050
  Microsoft Corp. *.......................................... 14,010     607,684
  Novell, Inc. *.............................................    730       3,810
  Oracle Corp. *............................................. 14,620     424,894
  Parametric Technology Corp. *..............................    640       8,600
  Peoplesoft, Inc. *.........................................    800      29,750
  Sapient Corp. *............................................    300       3,581
  Siebel Systems, Inc. *.....................................  1,080      73,035
  Veritas Software Corp. *...................................  1,040      91,000
                                                                     -----------
                                                                       1,383,662
                                                                     -----------
MATERIALS - 2.4%
Chemicals - 1.2%
  Air Products & Chemicals, Inc. ............................    660      27,060
  Dow Chemical Co. ..........................................  1,810      66,291
  E.I. DuPont De Nemours & Co. ..............................  2,750     132,859
  Eastman Chemical Co. ......................................    200       9,750
  Ecolab, Inc. ..............................................    350      15,116
  Engelhard Corp. ...........................................    290       5,909
  FMC Corp. *................................................     70       5,018
  Great Lakes Chemical Corp. ................................    160       5,950
  Hercules, Inc. ............................................    230       4,384
  Millipore Corp. ...........................................    110       6,930
  Pall Corp. ................................................    370       7,886
  PPG Industries, Inc. ......................................    450      20,841
  Praxair, Inc. .............................................    400      17,750

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - continued
MATERIALS - continued
Chemicals - continued
  Rohm & Haas Co. ...........................................   550  $    19,972
  Sherwin Williams Co. ......................................   400       10,525
  Sigma-Aldrich Corp. .......................................   200        7,862
  Union Carbide Corp. .......................................   340       18,296
                                                                     -----------
                                                                         382,399
                                                                     -----------
Construction Materials - 0.0%
  Vulcan Materials Co. ......................................   240       11,490
                                                                     -----------
Containers & Packaging - 0.1%
  Ball Corp. ................................................   100        4,606
  Bemis Co., Inc. ...........................................   210        7,048
  Pactiv Corp. *.............................................   520        6,435
  Sealed Air Corp. *.........................................   200        6,100
  Temple Inland, Inc. .......................................   150        8,044
                                                                     -----------
                                                                          32,233
                                                                     -----------
Metals & Mining - 0.6%
  Alcan Aluminum, Ltd. ......................................   860       29,401
  Alcoa, Inc. ............................................... 2,288       76,648
  Allegheny Technologies, Inc. ..............................   200        3,175
  Barrick Gold Corp. ........................................   970       15,889
  Freeport McMoran Copper & Gold, Inc., Class B *............   510        4,367
  Homestake Mining Co. ......................................   700        2,931
  Inco, Ltd. ................................................   420        7,039
  Newmont Mining Corp. ......................................   490        8,361
  Nucor Corp. ...............................................   200        7,938
  Phelps Dodge Corp. ........................................   200       11,162
  Placer Dome, Inc. .........................................   950        9,144
  USX United States Steel Group..............................   290        5,220
  Worthington Industries, Inc. ..............................   130        1,048
                                                                     -----------
                                                                         182,323
                                                                     -----------
Paper & Forest Products - 0.5%
  Boise Cascade Corp. .......................................   180        6,053
  Georgia-Pacific Corp. .....................................   648       20,169
  International Paper Co. ................................... 1,316       53,709
  Louisiana Pacific Corp. ...................................   180        1,823
  Mead Corp. ................................................   330       10,354
  Potlatch Corp. ............................................   110        3,692
  Westvaco Corp. ............................................   300        8,756
  Weyerhaeuser Co. ..........................................   550       27,912
  Willamette Industries, Inc. ...............................   270       12,673
                                                                     -----------
                                                                         145,141
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - continued
TELECOMMUNICATION SERVICES - 5.4%
Diversified Telecommunication Services - 5.1%
  ADC Telecommunications, Inc. *............................. 2,050  $    37,156
  ALLTEL Corp. ..............................................   830       51,823
  AT&T Corp. ................................................ 9,678      167,550
  BellSouth Corp. ........................................... 4,900      200,594
  Centurytel, Inc. ..........................................   340       12,155
  Global Crossing, Ltd. *.................................... 2,260       32,346
  Qwest Communications International, Inc. *................. 4,339      177,899
  SBC Communications, Inc. .................................. 8,909      425,405
  Sprint Corp. .............................................. 2,300       46,719
  Verizon Communications..................................... 7,083      355,036
  WorldCom, Inc. ............................................ 7,430      104,484
                                                                     -----------
                                                                       1,611,167
                                                                     -----------
Wireless Telecommunications Services - 0.3%
  Nextel Communications, Inc. *.............................. 1,990       49,252
  Sprint Corp. (PCS Group), Ser. 1 *......................... 2,450       50,072
                                                                     -----------
                                                                          99,324
                                                                     -----------
UTILITIES - 3.8%
Electric Utilities - 2.6%
  AES Corp. *................................................ 1,160       64,235
  Allegheny Energy, Inc. ....................................   260       12,529
  Ameren Corp. ..............................................   350       16,209
  American Electric Power Co., Inc. .........................   900       41,850
  Calpine Corp. *............................................   790       35,599
  Cinergy Corp. .............................................   480       16,860
  CMS Energy Corp. ..........................................   380       12,041
  Consolidated Edison, Inc. .................................   550       21,175
  Constellation Energy Group, Inc. ..........................   460       20,729
  Dominion Resources, Inc. ..................................   603       40,401
  DTE Energy Co. ............................................   350       13,628
  Duke Energy Corp. .........................................   960       81,840
  Dynegy, Inc. Class A.......................................   900       50,456
  Edison International.......................................   850       13,281
  Entergy Corp. .............................................   600       25,388
  Exelon Corp. ..............................................   823       57,783
  FirstEnergy Corp. .........................................   660       20,831
  FPL Group, Inc. ...........................................   480       34,440
  GPU, Inc. .................................................   340       12,516
  Niagara Mohawk Holdings, Inc. *............................   360        6,008
  Nisource, Inc. ............................................   597       18,358
  PG&E Corp. ................................................ 1,050       21,000
  Pinnacle West Capital Corp. ...............................   210       10,001
  PPL Corp. .................................................   350       15,816

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                            Shares      Value
COMMON STOCKS - continued
UTILITIES - continued
Electric Utilities - continued
  Progress Energy, Inc. ..................................       520 $    25,578
  Public Service Enterprise Group, Inc. ..................       550      26,744
  Reliant Energy, Inc. ...................................       830      35,949
  Southern Co. ...........................................     1,730      57,523
  TXU Corp. ..............................................       660      29,246
                                                                     -----------
                                                                         838,014
                                                                     -----------
Gas Utilities - 1.1%
  Coastal Corp. ..........................................       550      48,572
  El Paso Energy Corp. ...................................       600      42,975
  Enron Corp. ............................................     1,900     157,937
  Keyspan Corp. ..........................................       420      17,797
  Kinder Morgan, Inc. ....................................       280      14,613
  NICOR, Inc. ............................................       150       6,478
  Oneok, Inc. ............................................       100       4,813
  Peoples Energy Corp. ...................................       120       5,370
  Sempra Energy...........................................       580      13,485
  Williams Companies, Inc. ...............................     1,210      48,324
                                                                     -----------
                                                                         360,364
                                                                     -----------
Multi-Utilities - 0.1%
  Progress Energy, Inc., 0.00%, 12/31/2005................       200          82
  Xcel Energy, Inc. ......................................       860      24,994
                                                                     -----------
                                                                          25,076
                                                                     -----------
    Total Common Stocks (cost $31,266,849)................            30,678,811
                                                                     -----------
                                                           Principal
                                                            Amount      Value
SHORT-TERM INVESTMENTS - 4.0%
U. S. TREASURY OBLIGATIONS - 0.6%
  U.S. Treasury Bills:
   6.125%, 01/18/2001..................................... $  75,000      74,796
   6.185%, 01/18/2001.....................................   125,000     124,656
                                                                     -----------
                                                                         199,452
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                           Shares      Value
SHORT-TERM INVESTMENTS - continued
MUTUAL FUND SHARES - 3.4%
  Evergreen Select Money Market Fund (cost
   $1,078,586) o......................................... 1,078,586 $ 1,078,586
                                                                    -----------
    Total Short-Term Investments (cost $1,278,038).......             1,278,038
                                                                    -----------
Total Investments - (cost $32,544,887) - 100.5%....................  31,956,849
Other Assets and Liabilities - (0.5%)..............................    (160,515)
                                                                    -----------
Net Assets - 100.0%................................................ $31,796,334
                                                                    ===========

At December 31, 2000, the Fund had open futures contracts outstanding as fol-lows:

                                Initial Contract     Value at      Unrealized
   Expiration      Contracts         Amount      December 31, 2000    Loss
   ----------   --------------- ---------------- ----------------- ----------
   March 2001   3 S&P 500 Index    $1,030,558       $1,001,249      $(29,309)

*         Non income producing security.
(degrees) Investment in non-controlled affiliate. The Fund owns shares of First
          Union Corp. with a cost basis of $85,790 at December 31, 2000. The Fund earned $3,936 of income from First Union Corp. during the year ended December 31, 2000.
o The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union National Bank.

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                      Statement of Assets and Liabilities
                               December 31, 2000

--------------------------------------------------------------------------------

Assets
 Identified cost of securities....................................  $32,544,887
 Net unrealized losses on securities..............................     (588,038)
--------------------------------------------------------------------------------
 Market value of securities.......................................   31,956,849
 Foreign currency, at value (cost $16)............................           16
 Receivable for Fund shares sold..................................       50,962
 Dividends and interest receivable................................       31,099
 Receivable from investment advisor...............................        7,795
--------------------------------------------------------------------------------
   Total assets...................................................   32,046,721
--------------------------------------------------------------------------------
Liabilities
 Payable for securities purchased.................................      226,405
 Payable for daily variation margin on open futures contracts.....       13,650
 Due to other related parties.....................................          351
 Accrued expenses and other liabilities...........................        9,981
--------------------------------------------------------------------------------
   Total liabilities..............................................      250,387
--------------------------------------------------------------------------------
Net assets........................................................  $31,796,334
--------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital..................................................  $33,036,538
 Accumulated net realized losses on securities and futures
  contracts.......................................................     (622,857)
 Net unrealized losses on securities and futures contracts........     (617,347)
--------------------------------------------------------------------------------
Total net assets..................................................  $31,796,334
--------------------------------------------------------------------------------
Shares outstanding................................................    3,086,376
--------------------------------------------------------------------------------
Net asset value per share.........................................  $     10.30
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                            Statement of Operations
                          Year Ended December 31, 2000

--------------------------------------------------------------------------------

Investment income
 Dividends (net of foreign withholding taxes of $1,365)...........  $   291,613
 Interest.........................................................      104,036
--------------------------------------------------------------------------------
Total investment income...........................................      395,649
--------------------------------------------------------------------------------
Expenses
 Advisory fee.....................................................       87,430
 Administrative services fees.....................................       27,218
 Transfer agent fee...............................................          309
 Trustees' fees and expenses......................................          548
 Printing and postage expenses....................................        5,281
 Custodian fee....................................................        9,423
 Professional fees................................................       16,607
 Other............................................................          991
--------------------------------------------------------------------------------
   Total expenses.................................................      147,807
   Less: Expense reductions.......................................       (2,598)
         Fee waivers..............................................      (63,319)
--------------------------------------------------------------------------------
   Net expenses...................................................       81,890
--------------------------------------------------------------------------------
 Net investment income............................................      313,759
--------------------------------------------------------------------------------
Net realized and unrealized losses on securities and futures contracts
 Net realized losses on:
   Securities.....................................................     (470,997)
   Futures contracts..............................................      (92,218)
--------------------------------------------------------------------------------
 Net realized losses on securities and futures contracts..........     (563,215)
--------------------------------------------------------------------------------
 Net change in unrealized gains or losses on securities and
  futures contracts...............................................   (2,690,190)
--------------------------------------------------------------------------------
 Net realized and unrealized losses on securities and futures
  contracts.......................................................   (3,253,405)
--------------------------------------------------------------------------------
 Net decrease in net assets resulting from operations.............  $(2,939,646)
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                      Statements of Changes in Net Assets

                                                       Year Ended December 31,
                                                       ------------------------
                                                          2000       1999 (a)
--------------------------------------------------------------------------------
Operations
 Net investment income...............................  $   313,759  $    51,531
 Net realized gains or losses on securities and
  futures contracts..................................     (563,215)      48,329
 Net change in unrealized gains or losses on
  securities and futures contracts...................   (2,690,190)   2,072,843
--------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from
  operations.........................................   (2,939,646)   2,172,703
--------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income...............................     (315,610)     (53,614)
 Net realized gains..................................      (60,908)     (47,221)
--------------------------------------------------------------------------------
 Total distributions to shareholders.................     (376,518)    (100,835)
--------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold...........................   18,344,044   16,604,324
 Payment for shares redeemed.........................   (2,150,452)     (12,392)
 Net asset value of shares issued in reinvestment of
  distributions......................................      233,471       21,635
--------------------------------------------------------------------------------
 Net increase in net assets resulting from capital
  share transactions.................................   16,427,063   16,613,567
--------------------------------------------------------------------------------
  Total increase in net assets.......................   13,110,899   18,685,435
Net assets
 Beginning of period.................................   18,685,435            0
--------------------------------------------------------------------------------
 End of period.......................................  $31,796,334  $18,685,435
--------------------------------------------------------------------------------
Undistributed net investment income..................  $         0  $         0
--------------------------------------------------------------------------------
Other information:
Share increase (decrease)
 Shares sold.........................................    1,632,156    1,626,422
 Shares redeemed.....................................     (196,073)      (1,117)
 Shares issued in reinvestment of distributions......       23,069        1,919
--------------------------------------------------------------------------------
 Net increase in shares..............................    1,459,152    1,627,224
--------------------------------------------------------------------------------

(a) For the period from September 29, 1999 (commencement of operations) to De-cember 31, 1999.

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund

                         Notes to Financial Statements

1. ORGANIZATION

The Evergreen VA Equity Index Fund (the "Fund") is a diversified series of Ev-ergreen Variable Annuity Trust (the "Trust"), a Delaware business trust orga-nized on December 23, 1997. The Trust is an open-end management investment com-pany registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance poli-cies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported here-in. Actual results could differ from these estimates.

A. Valuation of Securities
Equity securities for which exchange quotations are readily available are val-ued at the last reported sale price, or if no sale price is available, are val-ued at the mean between the last reported bid and asked price. Securities for which valuations are not readily available (including restricted securities) are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

Investments in mutual fund shares are valued at net asset value.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Securities pledged as collateral for repurchase agreements are held in a segre-gated account by the custodian on the Fund's behalf. The Fund monitors the ade-quacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts ("variation margin") as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the Fund's State-ment of Assets and Liabilities.

D. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

E. Federal Taxes
The Fund intends to comply with the provisions of the Internal Revenue Code ap-plicable to regulated investment companies and to distribute all of its net in-vestment company taxable income and net capital gains, if any, to its share-holders. Accordingly, no provision for federal income or excise tax is re-quired.

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund

                    Notes to Financial Statements(continued)


F. Distributions
Distributions from net investment income for the Fund are declared and paid an-nually. Distributions from net realized capital gains, if any, are paid at least annually. To the extent that realized capital gains can be offset by cap-ital loss carryovers, it is the Fund's policy not to distribute such gains. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or avail-able capital loss carryovers, as applicable) under income tax regulations.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Evergreen Investment Management ("EIM"), a division of First Union National Bank ("FUNB"), is the investment advisor to the Fund. FUNB is a subsidiary of First Union Corporation ("First Union"). In return for providing investment management services, the Fund pays EIM a management fee that is computed and paid daily at a rate of 0.32% of the average daily net assets of the Fund.

During the year ended December 31, 2000, the amount of investment advisory fees waived by the investment advisor was $63,319. The impact on the Fund's annualized expense ratio represented as a percentage of its average net assets was 0.23%.

Evergreen Investment Services ("EIS"), an indirect, wholly owned subsidiary of FUNB, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel. Prior to May 1, 2000, The BISYS Group, Inc. ("BISYS") served as the sub-administrator to the Fund and provided the officers of the Fund. Officers of the Funds and affiliated Trustees receive no compensation directly from the Fund.

For its services, the Fund pays the administrator a fee at the annual rate of 0.10% of the Fund's average daily net assets. During the year ended December 31, 2000, the Fund paid or accrued $27,023 for administrative services and $195 for sub-administrative services.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly owned subsidiary of FUNB, is the transfer and dividend disbursing agent for the Fund.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $19,288,554 and $2,748,776, respectively, for the year ended December 31, 2000.

On December 31, 2000 the aggregate cost of securities for federal income tax purposes was $33,004,871. The gross unrealized appreciation and depreciation on securities based on that cost was $3,759,229, and $4,807,251, respectively, with a net unrealized depreciation of $1,048,022.

As of December 31, 2000, the Fund had a capital loss carryover for federal in-come tax purposes of $120,431 expiring in 2008.

For income tax purposes, capital losses incurred after October 31 within a Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. The Fund has incurred and will elect to defer post Octo-ber losses of $71,750.

5. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the Fund's expenses have been reduced. The Fund received $2,598 in expense re-ductions. The impact of the total expense reductions on the Fund's annualized expense ratio represented as a percentage of its average net assets was 0.01%.

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund

                    Notes to Financial Statements(continued)


6. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of se-curities for prompt delivery, including funding redemption of their shares, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the year ended December 31, 2000, the Fund had no borrowings under this agreement.

8. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain ac-counting practices and disclosures presently used, such as treatment of pay-ments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement disclosures. While some of the Guide's requirements will not be effective until the SEC amends its disclosure and reporting requirements, other requirements are effective presently. Adopt-ing these requirements will not have a material impact on the Fund's financial statements.

                          Independent Auditors' Report

Board of Trustees and Shareholders
Evergreen VA Equity Index Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the Evergreen VA Equity Index Fund as of Decem-ber 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's man-agement. Our responsibility is to express an opinion on these financial state-ments and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custo-dian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green VA Equity Index Fund, as of December 31, 2000, the results of its opera-tions, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

                                   /s/ KPMG LLP

Boston, Massachusetts
February 2, 2001

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Equity Index Fund
                       Additional Information(unaudited)

FEDERAL TAX STATUS OF DISTRIBUTIONS

Pursuant to section 852 of the Internal Revenue Code, the Fund has designated $31,436, or $0.016 per share, as long-term capital gain distributions for the year ended December 31, 2000.

For corporate shareholders, 81.41% of ordinary income dividends paid during the fiscal year ended December 31, 2000 qualified for the dividends received deduc-tion.

                        EVERGREEN VARIABLE ANNUITY TRUST
                                Evergreen VA Fund
                    Fund at a Glance as of December 31, 2000

"As we watch, we will continue to follow our disciplined strategy of investing in companies that have demonstrated improving fundamentals."


                                    Portfolio
                                   Management

                          [PHOTO OF JEAN C. LEDFORD]

                              Jean C. Ledford, CFA
                               Tenure: August 1999

                          [PHOTO OF RICHARD S. WELSH]

                                Richard S. Welsh
                               Tenure: August 1999

--------------------------------------------------------------------------------
                            PERFORMANCE & RETURNS/1/
--------------------------------------------------------------------------------

Portfolio Inception Date:                                            3/1/1996
Average Annual Returns
1 year                                                               -11.99%
Since Portfolio Inception                                             13.13%
12-month income dividends per share                                   $0.03
12-month capital gain distributions per share                         $0.29


                                    [GRAPH]
--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                           Consumer Price     S&P 500 Composite
               VA Fund       Index - US          Total Return       Russell 2000

 3/28/96       10,000           10,000               10,000            10,000
 6/30/96       10,590           10,116               10,549            10,714
12/31/96       11,486           10,239               11,782            11,309
 6/30/97       13,528           10,349               14,209            12,463
12/31/97       15,753           10,413               15,712            13,839
 6/30/98       17,158           10,523               18,495            14,521
12/31/98       16,769           10,581               20,202            13,486
 6/30/99       19,007           10,730               22,707            14,738
12/31/99       20,632           10,865               24,455            16,353
 6/30/00       20,067           11,130               24,351            16,849
12/31/00       18,158           11,252               22,229            14,276

Comparison of a $10,000 investment in Evergreen VA Fund/1/ versus a similar investment in the Standard & Poor's 500 Index (S&P 500), the Russell 2000 Index (Russell 2000) and the Consumer Price Index (CPI).

The S&P 500 and the Russell 2000 are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/1/ Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

All data is as of December 31, 2000 and subject to change.

                        EVERGREEN VARIABLE ANNUITY TRUST
                                Evergreen VA Fund
                          Portfolio Manager Interview

How did the Fund perform?

The Evergreen VA Fund returned -11.99% for the twelve-month period ended December 31, 2000. During the same period, the S&P 500 Index returned -9.10% and the Russell 2000 returned -3.02%.


                                   Portfolio
                                Characteristics
                                ---------------
                               (As of 12/31/2000)

Total Net Assets                                                    $65,555,719
Number of Holdings                                                          117
Beta                                                                       1.04
P/E Ratio                                                                 32.3x


What factors influenced performance?


As the year 2000 progressed, it became increasingly evident that economic growth was slowing substantially. The sectors that helped and detracted from performance changed as evidence accumulated of an economic slowdown.

Early in the twelve-month period, our investments in technology, health care and energy had a positive influence on Fund performance. Higher energy prices continued to support the performance of energy-related investments through much of the second half of the year. Health care and consumer staples, two industries less dependent on the business cycle, helped performance.


                                 Top 5 Sectors
                                 -------------
                   (as a percentage of 12/31/2000 net assets)

Financials                                                                20.6%
Health Care                                                               17.1%
Information Technology                                                    14.5%
Consumer Staples                                                          12.0%
Industrials                                                               10.2%


What were your principal strategies?


At the start of the year, we held a slight overweighting in technology, relative to the benchmark S&P 500 Index. However, we brought that emphasis down to an underweighted position by the time the first half of the year had ended, as we anticipated a slowdown in the economy. During the July-through-September quarter, we brought our technology weighting down even more as major companies such as Microsoft, Intel, IBM, Lucent and Dell began to report earnings that were falling short of market expectations.

We steadily increased our emphasis on energy stocks to take advantage of expanding world economic growth and rising oil and natural gas prices. During most of the second half of the year, we remained positive about the continued recovery in the energy markets and we maintained an emphasis on energy. However, late in the period, we reduced our overweighted position in light of OPEC's decision to raise production, easing the supply/demand imbalance. We also emphasized health care and consumer staples.

During the second half of the year, we continued to emphasize health care and consumer staples, while adding our finance positions, especially those companies that were not exposed to credit risk problems from poor-performing loans. Insurance companies, in particular, began to look increasingly attractive as industry leaders such as American

                       EVERGREEN VARIABLE ANNUITY TRUST
                               Evergreen VA Fund
                          Portfolio Manager Interview

International Group and Allstate were successful in raising premiums. We also increased our emphasis on health care companies as service providers successfully improved their profit margins by raising premiums.

During the course of the twelve-month period, we changed our emphasis within the communication services industry. At the start, we emphasized unregulated service companies as their market shares steadily increased on the strength of increased wireless use and the introduction of new digital technologies. During the second half of the year, however, we shifted emphasis into regional bell operating companies, as they entered the long-distance market, introduced new services, and saw their wireless businesses improve. We increased our investments in regional companies such as Verizon Communications, SBC Communications and Bellsouth.


                                Top 10 Holdings
                                ---------------
                   (as a percentage of 12/31/2000 net assets)

General Electric Co.                                                       4.1%
American International Group, Inc.                                         3.9%
Citigroup, Inc.                                                            3.5%
Pfizer, Inc.                                                               3.1%
Wal-Mart Stores, Inc.                                                      3.0%
Nasdaq 100 Shares                                                          2.6%
Philip Morris Companies, Inc.                                              2.4%
Exxon Mobil Corp.                                                          2.2%
Cisco Systems, Inc.                                                        2.1%
Verizon Communications                                                     2.0%


What is your outlook?


As we enter 2001, we have positioned the Fund defensively for a continued slowdown in corporate profit growth. As the year unfolds, it is possible that selected areas in technology and other economically sensitive sectors may improve as the Federal Reserve Board follows through on expectations to cut short-term interest rates further. At this time, however, it is unclear how far the Federal Reserve Board will cut interest rates, and what the effects of these cuts will be. As we watch, we will continue to follow our disciplined strategy of investing in companies that have demonstrated improving fundamentals.

                        EVERGREEN VARIABLE ANNUITY TRUST
                               Evergreen VA Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                         Year Ended December 31,
                                -----------------------------------------------
                                 2000     1999 #   1998 #   1997 #   1996 (a) #
Net asset value, beginning of
 period                         $ 17.31   $ 15.31  $ 14.89  $ 11.41   $ 10.00
                                -------   -------  -------  -------   -------
Income from investment
 operations
Net investment income              0.03      0.09     0.07     0.06      0.05
Net realized and unrealized
 gains or losses on securities    (2.06)     3.36     0.86     4.15      1.44
                                -------   -------  -------  -------   -------
Total from investment
 operations                       (2.03)     3.45     0.93     4.21      1.49
                                -------   -------  -------  -------   -------
Distributions to shareholders
 from
Net investment income             (0.03)    (0.11)       0    (0.05)    (0.05)
Net realized gains                (0.29)    (1.34)   (0.51)   (0.68)    (0.03)
                                -------   -------  -------  -------   -------
Total distributions               (0.32)    (1.45)   (0.51)   (0.73)    (0.08)
                                -------   -------  -------  -------   -------
Net asset value, end of period  $ 14.96   $ 17.31  $ 15.31  $ 14.89   $ 11.41
                                -------   -------  -------  -------   -------
Total return*                    (11.99%)   23.03%    6.44%   37.16%    14.90%
Ratios and supplemental data
Net assets, end of period
 (thousands)                    $65,556   $69,774  $45,820  $21,600   $10,862
Ratios to average net assets
 Expenses++                        1.03%     1.02%    1.01%    1.01%     1.00%+
 Net investment income             0.18%     0.57%    0.49%    0.42%     0.87%+
Portfolio turnover rate             127%      111%      16%      32%        6%

(a) For the period from March 1, 1996 (commencement of operations) to December 31, 1996.
* Total return does not reflect charges attributable to your insurance company's separate account.
+   Annualized.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
# Net investment income is based on average shares outstanding during the pe-riod.

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                               Evergreen VA Fund
                            Schedule of Investments
                               December 31, 2000

                                                           Shares      Value
COMMON STOCKS - 93.1%
CONSUMER DISCRETIONARY - 5.0%
Media - 1.1%
  Time Warner, Inc. .....................................    11,000 $   574,640
  Viacom, Inc., Class B *................................     3,539     165,448
                                                                    -----------
                                                                        740,088
                                                                    -----------
Multi-line Retail - 3.9%
  Kohl's Corp. *.........................................     4,000     244,000
  Target Corp. ..........................................    10,400     335,400
  Wal-Mart Stores, Inc. .................................    36,700   1,949,688
                                                                    -----------
                                                                      2,529,088
                                                                    -----------
CONSUMER STAPLES - 12.0%
Beverages - 3.5%
  Anheuser Busch Companies Inc. .........................    12,200     555,100
  Coca-Cola Co. .........................................    13,900     847,031
  Pepsico, Inc. .........................................    17,460     865,361
                                                                    -----------
                                                                      2,267,492
                                                                    -----------
Food & Drug Retailing - 1.7%
  CVS Corp. .............................................     9,000     539,437
  Kroger Co. *...........................................    13,800     373,463
  Walgreen Co. ..........................................     5,500     229,969
                                                                    -----------
                                                                      1,142,869
                                                                    -----------
Food Products - 1.4%
  Campbell Soup Co. .....................................     8,000     277,000
  H.J. Heinz Co. ........................................     5,300     251,419
  Quaker Oats Co. .......................................     2,200     214,225
  Ralston Purina Co. ....................................     7,600     198,550
                                                                    -----------
                                                                        941,194
                                                                    -----------
Household Products - 0.9%
  Procter & Gamble Co. ..................................     7,500     588,281
                                                                    -----------
Personal Products - 2.1%
  Avon Products, Inc. ...................................     5,800     277,675
  Clorox Co. ............................................     6,500     230,750
  Colgate-Palmolive Co. .................................     5,200     335,660
  Kimberly-Clark Corp. *.................................     7,200     508,968
                                                                    -----------
                                                                      1,353,053
                                                                    -----------
Tobacco - 2.4%
  Philip Morris Companies, Inc. .........................    35,500   1,562,000
                                                                    -----------
ENERGY - 5.9%
Energy Equipment & Services - 2.8%
  Baker Hughes, Inc. ....................................     9,700     403,156
  BJ Services Co., Inc. *................................     3,100     213,513

                        EVERGREEN VARIABLE ANNUITY TRUST
                               Evergreen VA Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                           Shares      Value
COMMON STOCKS - continued
ENERGY - continued
Energy Equipment & Services - continued
  Diamond Offshore Drilling, Inc., ......................     4,500 $   180,000
  Schlumberger, Ltd. ....................................     9,800     783,387
  Transocean Sedco Forex, Inc. ..........................     5,000     230,000
                                                                    -----------
                                                                      1,810,056
                                                                    -----------
Oil & Gas - 3.1%
  Anadarko Petroleum Corp. ..............................     2,900     206,132
  Conoco, Inc., Class B..................................     6,000     173,625
  Devon Energy Corp. ....................................     3,500     213,395
  Exxon Mobil Corp. .....................................    16,460   1,430,991
                                                                    -----------
                                                                      2,024,143
                                                                    -----------
FINANCIALS - 20.6%
Banks - 4.1%
  Bank of America Corp. .................................     7,600     348,650
  Bank of New York Co., Inc. ............................     9,300     513,244
  J.P. Morgan & Co., Inc. *..............................     2,200     364,100
  Mellon Financial Corp. ................................     3,200     157,400
  PNC Financial Services Group...........................     5,000     365,312
  Suntrust Banks, Inc. ..................................     3,400     214,200
  Washington Mutual, Inc. ...............................     6,800     360,825
  Wells Fargo & Co. .....................................     6,800     378,675
                                                                    -----------
                                                                      2,702,406
                                                                    -----------
Diversified Financials - 9.4%
  American Express Co. ..................................     7,300     401,044
  Capital One Financial Corp. ...........................     4,500     296,156
  Citigroup, Inc. .......................................    45,407   2,318,595
  Fannie Mae.............................................    11,600   1,006,300
  Freddie Mac............................................     9,200     633,650
  Morgan Stanley Dean Witter & Co. ......................    16,400   1,299,700
  USA Education, Inc. ...................................     3,100     210,800
                                                                    -----------
                                                                      6,166,245
                                                                    -----------
Insurance - 7.1%
  Allstate Corp. ........................................    13,100     570,669
  American International Group, Inc. ....................    26,222   2,584,506
  Chubb Corp. ...........................................     4,200     363,300
  CIGNA Corp. ...........................................     1,900     251,370
  Hartford Financial Services Group, Inc. ...............     3,900     275,437
  Lincoln National Corp. ................................     5,800     274,413
  Marsh & McLennan Co. ..................................     2,900     339,300
                                                                    -----------
                                                                      4,658,995
                                                                    -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                               Evergreen VA Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                            Shares      Value
COMMON STOCKS - continued
HEALTH CARE - 17.1%
Biotechnology - 1.3%
  Amgen, Inc. *...........................................     6,200 $   396,413
  Applera Corp. - Applied Biosystems Group................     1,300     122,281
  IDEC Pharmaceuticals Corp. *............................       800     151,650
  MedImmune, Inc. *.......................................     3,700     176,444
                                                                     -----------
                                                                         846,788
                                                                     -----------
Health Care Equipment & Supplies - 2.5%
  Alza Corp. *............................................     8,300     352,750
  Becton Dickinson & Co. *................................     6,700     231,988
  Biomet, Inc. ...........................................     4,500     178,594
  Guidant Corp. *.........................................     4,800     258,900
  Medtronic, Inc. ........................................     6,700     404,512
  Saint Jude Medical, Inc. *..............................     3,500     215,031
                                                                     -----------
                                                                       1,641,775
                                                                     -----------
Health Care Providers & Services - 2.1%
  HCA-The Healthcare Corp. ...............................    12,000     528,120
  Tenet Healthcare Corp. *................................    13,500     599,906
  UnitedHealth Group, Inc. ...............................     4,200     257,775
                                                                     -----------
                                                                       1,385,801
                                                                     -----------
Pharmaceuticals - 11.2%
  Abbott Laboratories.....................................    20,900   1,012,344
  American Home Products Corp. ...........................     6,960     442,308
  Bristol-Myers Squibb Co. ...............................    11,100     820,706
  Johnson & Johnson.......................................     8,300     872,019
  Pfizer, Inc. ...........................................    44,375   2,041,250
  Pharmacia Corp. ........................................    15,925     971,425
  Schering-Plough Corp. ..................................    16,600     942,050
  Watson Pharmaceuticals, Inc. *..........................     4,300     220,106
                                                                     -----------
                                                                       7,322,208
                                                                     -----------
INDUSTRIALS - 10.2%
Aerospace & Defense - 1.6%
  Boeing Co. .............................................     8,500     561,000
  United Technologies Corp. ..............................     6,390     502,414
                                                                     -----------
                                                                       1,063,414
                                                                     -----------
Commercial Services & Supplies - 1.7%
  Automatic Data Processing, Inc. ........................     8,800     557,150
  Electronic Data Systems Corp. ..........................     6,200     358,050
  Paychex, Inc. ..........................................     4,800     233,400
                                                                     -----------
                                                                       1,148,600
                                                                     -----------
Electrical Equipment - 0.9%
  Emerson Electric Co. ...................................     7,100     559,569
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                               Evergreen VA Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                            Shares      Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Industrial Conglomerates - 6.0%
  Danaher Corp. ..........................................     3,400 $   232,475
  General Electric Co. ...................................    56,500   2,708,468
  Tyco International, Ltd. ...............................    17,550     974,025
                                                                     -----------
                                                                       3,914,968
                                                                     -----------
INFORMATION TECHNOLOGY - 14.5%
Communications Equipment - 4.1%
  CIENA Corp. *...........................................     2,200     178,750
  Cisco Systems, Inc. *...................................    36,250   1,386,562
  Juniper Networks, Inc. *................................     1,600     201,700
  Nortel Networks Corp. ..................................    16,700     535,444
  QUALCOMM, Inc. *........................................     4,600     378,063
                                                                     -----------
                                                                       2,680,519
                                                                     -----------
Computers & Peripherals - 4.0%
  Compaq Computer Corp. ..................................     9,300     139,965
  EMC Corp. *.............................................    11,900     791,350
  International Business Machines Corp. ..................    10,460     889,100
  Network Appliance, Inc. *...............................     1,850     118,747
  Palm, Inc. *............................................     7,100     201,019
  Sun Microsystems, Inc. *................................    18,400     512,900
                                                                     -----------
                                                                       2,653,081
                                                                     -----------
Electronic Equipment & Instruments - 0.8%
  Agilent Technologies, Inc. .............................     5,200     284,700
  Solectron Corp. *.......................................     6,500     220,350
                                                                     -----------
                                                                         505,050
                                                                     -----------
Internet Software & Services - 0.3%
  America Online, Inc. *..................................     3,700     128,760
  Commerce One, Inc. .....................................     3,000      75,938
                                                                     -----------
                                                                         204,698
                                                                     -----------
Semiconductor Equipment & Products - 1.9%
  Intel Corp. ............................................    28,280     850,167
  Texas Instruments, Inc. ................................     8,400     397,950
                                                                     -----------
                                                                       1,248,117
                                                                     -----------
Software - 3.4%
  I2 Technologies, Inc. *.................................     2,000     108,750
  Intuit, Inc. *..........................................     6,800     268,175
  Microsoft Corp. *.......................................    14,100     611,587
  Oracle Corp. *..........................................    19,100     555,094
  Peoplesoft, Inc. *......................................     4,300     159,906
  TIBCO Software, Inc. ...................................     2,900     139,019
  Veritas Software Corp. *................................     4,600     402,500
                                                                     -----------
                                                                       2,245,031
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                               Evergreen VA Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                          Shares      Value
COMMON STOCKS - continued
TELECOMMUNICATION SERVICES - 4.9%
Diversified Telecommunication Services - 4.9%
  BellSouth Corp. ......................................    19,400 $   794,187
  Qwest Communications International, Inc. *............    16,990     696,590
  SBC Communications, Inc. .............................     8,800     420,200
  Verizon Communications................................    26,206   1,313,576
                                                                   -----------
                                                                     3,224,553
                                                                   -----------
UTILITIES - 2.9%
Electric Utilities - 1.7%
  American Electric Power Co., Inc. ....................     5,900     274,350
  Consolidated Edison, Inc. ............................     5,000     192,500
  Dominion Resources, Inc. .............................     3,500     234,500
  Southern Co. .........................................    12,800     425,600
                                                                   -----------
                                                                     1,126,950
                                                                   -----------
Gas Utilities - 1.2%
  Coastal Corp. ........................................     4,000     353,250
  Enron Corp. ..........................................     5,000     415,625
                                                                   -----------
                                                                       768,875
                                                                   -----------
    Total Common Stocks (cost $55,582,673)..............            61,025,907
                                                                   -----------
UNIT INVESTMENT TRUST - 2.6%............................
  Nasdaq 100 Shares (cost $2,010,565)...................    28,900   1,687,038
                                                                   -----------
SHORT-TERM INVESTMENTS - 5.4%
MUTUAL FUND SHARES - 5.4%
  Evergreen Select Money Market Fund (cost
   $3,550,146) o........................................ 3,550,146   3,550,146
                                                                   -----------
Total Investments - (cost $61,143,384) - 101.1%...................  66,263,091
Other Assets and Liabilities - (1.1%).............................    (707,372)
                                                                   -----------
Net Assets - 100.0%............................................... $65,555,719
                                                                   ===========

*  Non-income producing security.
o The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union National Bank.

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                               Evergreen VA Fund
                      Statement of Assets and Liabilities
                               December 31, 2000

--------------------------------------------------------------------------------

Assets
 Identified cost of securities....................................  $61,143,384
 Net unrealized gains on securities...............................    5,119,707
--------------------------------------------------------------------------------
 Market value of securities.......................................   66,263,091
 Receivable for securities sold...................................       39,089
 Dividends and interest receivable................................       64,233
--------------------------------------------------------------------------------
 Total assets.....................................................   66,366,413
--------------------------------------------------------------------------------
Liabilities
 Payable for securities purchased.................................      776,173
 Advisory fee payable.............................................        2,942
 Due to other related parties.....................................          728
 Accrued expenses and other liabilities...........................       30,851
--------------------------------------------------------------------------------
 Total liabilities................................................      810,694
--------------------------------------------------------------------------------
Net assets........................................................  $65,555,719
--------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital..................................................  $63,595,488
 Overdistributed net investment income............................       (4,470)
 Accumulated net realized losses on securities....................   (3,155,006)
 Net unrealized gains on securities...............................    5,119,707
--------------------------------------------------------------------------------
Total net assets..................................................  $65,555,719
--------------------------------------------------------------------------------
Shares outstanding................................................    4,382,969
--------------------------------------------------------------------------------
Net asset value per share.........................................  $     14.96
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                               Evergreen VA Fund
                            Statements of Operations
                          Year Ended December 31, 2000

--------------------------------------------------------------------------------

Investment income
 Dividends (net of foreign withholding taxes of $3,838)...........  $   595,667
 Interest.........................................................      235,153
--------------------------------------------------------------------------------
Total investment income...........................................      830,820
--------------------------------------------------------------------------------
Expenses
 Advisory fee.....................................................      615,203
 Administrative services fees.....................................       70,382
 Transfer agent fee...............................................           98
 Trustees' fees and expenses......................................        1,422
 Printing and postage expenses....................................       17,781
 Custodian fee....................................................       33,484
 Professional fees................................................       16,393
 Organization expenses............................................        4,324
 Other............................................................        5,792
--------------------------------------------------------------------------------
 Total expenses...................................................      764,879
 Less: Expense reductions.........................................      (19,814)
   Fee waivers....................................................      (38,218)
--------------------------------------------------------------------------------
 Net expenses.....................................................      706,847
--------------------------------------------------------------------------------
 Net investment income............................................      123,973
--------------------------------------------------------------------------------
Net realized and unrealized losses on securities
 Net realized losses on securities................................   (3,003,033)
--------------------------------------------------------------------------------
 Net change in unrealized gains or losses on securities...........   (5,966,598)
--------------------------------------------------------------------------------
 Net realized and unrealized losses on securities.................   (8,969,631)
--------------------------------------------------------------------------------
 Net decrease in net assets resulting from operations.............  $(8,845,658)
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                               Evergreen VA Fund
                      Statements of Changes in Net Assets

                                                       Year Ended December 31,
                                                       ------------------------
                                                          2000         1999
--------------------------------------------------------------------------------
Operations
 Net investment income................................ $   123,973  $   332,353
 Net realized gains or losses on securities...........  (3,003,033)   6,047,723
 Net change in unrealized gains or losses on
  securities..........................................  (5,966,598)   6,103,722
--------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from
  operations..........................................  (8,845,658)  12,483,798
--------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income................................    (137,516)    (421,000)
 Net realized gains...................................  (1,191,061)  (5,088,833)
--------------------------------------------------------------------------------
 Total distributions to shareholders..................  (1,328,577)  (5,509,833)
--------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold............................   9,559,534   17,827,523
 Payment for shares redeemed..........................  (4,932,220)  (6,357,630)
 Net asset value of shares issued in reinvestment of
  distributions.......................................   1,328,590    5,509,833
--------------------------------------------------------------------------------
  Net increase in net assets resulting from capital
   share transactions.................................   5,955,904   16,979,726
--------------------------------------------------------------------------------
   Total increase (decrease) in net assets............  (4,218,331)  23,953,691
Net assets
 Beginning of period..................................  69,774,050   45,820,359
--------------------------------------------------------------------------------
 End of period........................................ $65,555,719  $69,774,050
--------------------------------------------------------------------------------
Overdistributed net investment income................. $    (4,470) $    (4,294)
--------------------------------------------------------------------------------
Other information:
Share increase (decrease)
 Shares sold..........................................     574,714    1,086,105
 Shares redeemed......................................    (298,480)    (380,136)
 Shares issued in reinvestment of distributions.......      75,688      331,321
--------------------------------------------------------------------------------
 Net increase in shares...............................     351,922    1,037,290
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                               Evergreen VA Fund
                         Notes to Financial Statements

1. ORGANIZATION

The Evergreen VA Fund (the "Fund") is a diversified series of Evergreen Vari-able Annuity Trust (the "Trust"), a Delaware business trust organized on Decem-ber 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported here-in. Actual results could differ from these estimates.

A. Valuation of Securities
Equity securities for which exchange quotations are readily available are val-ued at the last reported sale price, or if no sale price is available, are val-ued at the mean between the last reported bid and asked price. Securities for which market quotations are not readily available (including restricted securi-ties) are valued at fair value as determined in good faith according to proce-dures approved by the Board of Trustees.

Investments in mutual fund shares are valued at net asset value.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Securities pledged as collateral for repurchase agreements are held in a segre-gated account by the custodian on the Fund's behalf. The Fund monitors the ade-quacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

D. Federal Taxes
The Fund intends to comply with the provisions of the Internal Revenue Code ap-plicable to regulated investment companies and to distribute all of its net in-vestment company taxable income and net capital gains, if any, to its share-holders. Accordingly, no provision for federal income or excise tax is re-quired.

E. Distributions
Distributions from net investment income for the Fund are declared and paid an-nually. Distributions from net realized capital gains, if any, are paid at least annually. To the extent that realized capital gains can be offset by cap-ital loss carryovers, it is the Fund's policy not to distribute such gains. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or avail-able capital loss carryovers, as applicable) under income tax regulations.

                        EVERGREEN VARIABLE ANNUITY TRUST
                               Evergreen VA Fund
                    Notes to Financial Statements(continued)


F. Organization Expenses
Organization expenses for the Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, re-demption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption. As of De-cember 31, 2000 all organization costs have been fully amortized.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly owned subsidiary of First Union National Bank ("FUNB"), is the investment advi-sor for the Fund. FUNB is a subsidiary of First Union Corporation ("First Union"). In return for providing investment management services, the Fund pays EIMC a management fee that is computed and paid daily at a rate of 0.87% of the average daily net assets of the Fund.

Prior to November 1, 2000, Evergreen Asset Management Corp. ("EAMC"), an indi-rect, wholly owned subsidiary of FUNB, served as the investment advisor to the Fund and was paid by the Fund at the same rate. Lieber & Company, an affiliate of First Union, served as the investment sub-advisor to the Fund. Lieber & Com-pany provided these services at no additional cost to the Fund.

Lieber & Company also provided brokerage services with respect to security transactions of the Fund effected on the New York or American Stock Exchanges. For the year ended December 31, 2000, the Fund incurred brokerage commissions of $5,243 with Lieber & Company.

During the year ended December 31, 2000, the amount of investment advisory fees waived by the investment advisor was $38,218. The impact on the Fund's annualized expense ratio represented as a percentage of its average net assets was 0.05%.

Evergreen Investment Services ("EIS"), an indirect, wholly owned subsidiary of FUNB, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel. Prior to May 1, 2000, The BISYS Group, Inc. ("BISYS") served as the sub-administrator to the Fund and provided the officers of the Fund. Officers of the Funds and affiliated Trustees receive no compensation directly from the Fund.

For its services, the Fund pays the administrator a fee at the annual rate of 0.10% of the Fund's average daily net assets. During the year ended December 31, 2000, the Fund paid or accrued $69,701 for administrative services and $681 for sub-administrative services.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly owned subsidiary of FUNB, is the transfer and dividend disbursing agent for the Fund.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $88,262,548 and $84,811,348, respectively, for the year ended December 31, 2000.

On December 31, 2000 the aggregate cost of securities for federal income tax purposes was $61,524,714. The gross unrealized appreciation and depreciation on securities based on that cost was $8,790,188 and $4,051,811, respectively, with a net unrealized appreciation of $4,738,377.

As of December 31, 2000, the Fund had a capital loss carryover for federal in-come tax purposes of $2,773,676 expiring in 2008.

5. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the Fund's expenses have been reduced. The Fund received $19,814 in expense re-ductions. The impact of the total expense reductions on the Fund's annualized expense ratio represented as a percentage of its average net assets was 0.03%.

                        EVERGREEN VARIABLE ANNUITY TRUST
                               Evergreen VA Fund
                    Notes to Financial Statements(continued)


6. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of se-curities for prompt delivery, including funding redemption of their shares, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the year ended December 31, 2000, the Fund had no borrowings under this agreement.

8. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain ac-counting practices and disclosures presently used, such as treatment of pay-ments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement disclosures. While some of the Guide's requirements will not be effective until the SEC amends its disclosures and reporting requirements, other requirements are effective presently. Adopt-ing these requirements will not have a material impact on the Fund's financial statements.

                          Independent Auditors' Report

Board of Trustees and Shareholders
Evergreen VA Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Evergreen VA Fund as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our au-dits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custo-dian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green VA Fund, as of December 31, 2000, the results of its operations, changes in its net assets and financial highlights for each of the years or periods de-scribed above in conformity with accounting principles generally accepted in the United States of America.

                                   /s/ KPMG LLP

Boston, Massachusetts
February 2, 2001

                        EVERGREEN VARIABLE ANNUITY TRUST
                               Evergreen VA Fund
                       Additional Information (unaudited)

FEDERAL TAX STATUS OF DISTRIBUTIONS

Pursuant to section 852 of the Internal Revenue Code, the Fund has designated $1,166,228, or $0.285 per share, as long-term capital gain distributions for the year ended December 31, 2000.

For corporate shareholders, 94.06% of ordinary income dividends paid during the fiscal year ended December 31, 2000 qualified for the dividends received deduc-tion.

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA Foundation Fund
                    Fund at a Glance as of December 31, 2000

"As we enter 2001, we have positioned the Fund defensively for a continued slowdown in corporate profit growth."


                                   Portfolio
                                  Management
                                  ----------

                          [PHOTO OF JEAN C. LEDFORD]

                              Jean C. Ledford, CFA
                               Tenure: August 1999

                          [PHOTO OF RICHARD S. WELSH]

                             Richard S. Welsh, CFA
                               Tenure: August 1999

--------------------------------------------------------------------------------
                            PERFORMANCE & RETURNS/1/
--------------------------------------------------------------------------------

Portfolio Inception Date:                                            3/1/1996
Average Annual Returns
1 year                                                                -4.93%
Since Portfolio Inception                                             11.79%
12-month income dividends per share                                   $0.24
12-month capital gain distributions per share                         $0.09



--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

            VA Foundation   Consumer Price   S&P 500 Composite
                 Fund         Index - US        Total Return     Lehman Brothers

  3/1/96        10,000          10,000              10,000            10,000
 6/30/96        10,071          10,116              10,549             9,963
12/31/96        11,527          10,239              11,782            10,448
 6/30/97        13,056          10,349              14,209            10,734
12/31/97        14,732          10,413              15,712            11,468
 6/30/98        15,756          10,523              18,495            11,939
12/31/98        16,299          10,581              20,202            12,556
 6/30/99        17,155          10,730              22,707            12,271
12/31/99        18,033          10,865              24,455            12,284
 6/30/00        17,855          11,130              24,351            12,796
12/31/00        17,145          11,252              22,229            13,739


Comparison of a $10,000 investment in Evergreen VA Foundation Fund/1/ versus a similar investment in the Standard & Poor's 500 Index (S&P 500), the Lehman Brothers Government/Corporate Bond Index (LBGCBI) and the Consumer Price Index
(CPI).

The S&P 500 and the LBGCBI are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/1/ Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

U.S. government guarantees apply only to the underlying securities of the Fund's portfolio and not to the Fund's shares.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of December 31, 2000 and subject to change.

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund
                          Portfolio Manager Interview

How did the Fund perform?

The Evergreen VA Foundation Fund returned -4.93% for the twelve-month period ended December 31, 2000. During the same period, the S&P 500 Index, a reflection of the large company stock market, returned -9.10%, while the LBGCBI returned 11.85%.


                                   Portfolio
                                Characteristics
                                ---------------
                               (As of 12/31/2000)


Total Net Assets                                                   $187,824,596
Number of Holdings                                                          130
Beta                                                                       0.63
P/E Ratio                                                                 32.6x


What factors influenced performance?

As the year 2000 progressed, it became increasingly evident that economic growth was slowing substantially. The sectors that helped and detracted from performance changed as evidence accumulated of an economic slowdown.

Early in the twelve-month period, our investments in technology, health care and energy had a positive influence on Fund performance. Higher energy prices continued to support the performance of energy-related investments through much of the second half of the year. Health care and consumer staples, two industries less dependent on the business cycle, helped performance.


                                 Top 5 Sectors
                                 -------------
                   (as a percentage of 12/31/2000 net assets)

Financials                                                                12.2%
Health Care                                                               10.8%
Information Technology                                                     9.3%
Consumer Staples                                                           7.5%
Industrials                                                                6.4%


What were your principal strategies with respect to equity securities?


At the start of the year, we held a slight overweighting in technology, relative to the benchmark S&P 500 Index. However, we brought that emphasis down to an underweighted position by the time the first half of the year had ended, as we anticipated a slowdown in the economy. During the July-through-September quarter, we brought our technology weighting down even more as major companies such as Microsoft, Intel, IBM, Lucent and Dell began to report earnings that were falling short of market expectations.

We steadily increased our emphasis on energy stocks to take advantage of expanding world economic growth and rising oil and natural gas prices. During most of the second half of the year, we remained positive about the continued recovery in the energy markets and we maintained an emphasis on energy. However, late in the period, we reduced our overweighted position in light of OPEC's decision to raise production, easing the supply/demand imbalance. We also emphasized health care and consumer staples.

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund
                          Portfolio Manager Interview

During the second half of the year, we continued to emphasize health care and consumer staples, while adding to our financial positions, especially those companies that were not exposed to credit risk problems from poor-performing loans. Insurance companies, in particular, began to look increasingly attractive as industry leaders such as American International Group and Allstate were successful in raising premiums. We also increased our emphasis on health care companies as service providers successfully improved their profit margins by raising premiums.

During the course of the twelve-month period, we changed our emphasis within the communication services industry. At the start, we emphasized unregulated service companies as their market shares steadily increased on the strength of increased wireless use and the introduction of new digital technologies. During the second half of the year, however, we shifted emphasis into regional bell operating companies, as they entered the long-distance market, introduced new services, and saw their wireless businesses improve. We increased our investments in regional companies such as Verizon Communications, SBC Communications and Bellsouth.


                                Top 10 Holdings
                                ---------------
                   (as a percentage of 12/31/2000 net assets)

General Electric Co.                                                       2.6%
American International Group, Inc.                                         2.5%
Citigroup, Inc.                                                            2.2%
Pfizer, Inc.                                                               2.0%
Wal-Mart Stores, Inc.                                                      1.9%
Nasdaq 100 Shares                                                          1.7%
Philip Morris Companies, Inc.                                              1.5%
Exxon Mobil Corp.                                                          1.4%
Cisco Systems, Inc.                                                        1.4%
Verizon Communications                                                     1.3%


What were your principal strategies in managing the bond portion of the Fund's portfolio?


We kept the Fund's allocation of bonds within the normal range of 25%-to-35% of net assets. However, as the end of the year approached and volatility increased in the stock market, particularly in the technology sector, we increased our bond allocation to near the 35% mark to take advantage of a general flight to high quality investments. Consistent with our policy, we invest only in government securities and the highest-rated corporate bonds.


What is your outlook?


As we enter 2001, we have positioned the Fund defensively for a continued slowdown in corporate profit growth. As the year unfolds, it is possible that selected areas in technology and other economically sensitive sectors may improve as the Federal Reserve Board follows through on expectations to cut short-term interest rates further. At this time, however, it is unclear how far the Federal Reserve Board will cut interest rates, and what the resulting effects would be. As we watch, we will continue to follow our disciplined strategy of investing in companies that have demonstrated improving fundamentals.

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                        Year Ended December 31,
                              -------------------------------------------------
                                2000       1999    1998 #   1997 #   1996 (a) #
Net asset value, beginning
 of period                    $  15.70   $  14.47  $ 13.54  $ 11.31   $ 10.00
                              --------   --------  -------  -------   -------
Income from investment
 operations
Net investment income             0.24       0.28     0.35     0.26      0.16
Net realized and unrealized
 gains or losses on
 securities                      (1.01)      1.27     1.07     2.86      1.37
                              --------   --------  -------  -------   -------
Total from investment
 operations                      (0.77)      1.55     1.42     3.12      1.53
                              --------   --------  -------  -------   -------
Distributions to
 shareholders from
Net investment income            (0.24)     (0.28)   (0.26)   (0.24)    (0.16)
Net realized gains               (0.09)     (0.04)   (0.23)   (0.65)    (0.06)
                              --------   --------  -------  -------   -------
Total distributions              (0.33)     (0.32)   (0.49)   (0.89)    (0.22)
                              --------   --------  -------  -------   -------
Net asset value, end of
 period                       $  14.60   $  15.70  $ 14.47  $ 13.54   $ 11.31
                              --------   --------  -------  -------   -------
Total return*                    (4.93%)    10.64%   10.56%   27.80%    15.30%
Ratios and supplemental data
Net assets, end of period
 (thousands)                  $187,825   $145,566  $78,371  $31,840   $15,812
Ratios to average net assets
 Expenses++                       0.92%      0.95%    1.00%    1.01%     1.00%+
 Net investment income            1.78%      2.29%    2.44%    2.15%     2.70%+
Portfolio turnover rate             89%        77%      10%      26%       12%

(a) For the period from March 1, 1996 (commencement of operations) to December 31, 1996.
* Total return does not reflect charges attributable to your insurance company's separate account.
+   Annualized.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
# Net investment income is based on average shares outstanding during the pe-riod.

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund
                            Schedule of Investments
                               December 31, 2000

                                                         Shares       Value
COMMON STOCKS - 58.0%

CONSUMER DISCRETIONARY - 3.2%

Media - 0.7%
  Time Warner, Inc....................................      19,800 $  1,034,352
  Viacom, Inc., Class B *.............................       6,640      310,420
                                                                   ------------
                                                                      1,344,772
                                                                   ------------

Multi-line Retail - 2.5%
  Kohl's Corp. *......................................       7,100      433,100
  Target Corp.........................................      19,000      612,750
  Wal-Mart Stores, Inc................................      66,630    3,539,719
                                                                   ------------
                                                                      4,585,569
                                                                   ------------

CONSUMER STAPLES - 7.5%

Beverages - 2.2%
  Anheuser Busch Companies Inc........................      21,900      996,450
  Coca-Cola Co........................................      25,300    1,541,719
  Pepsico, Inc........................................      31,140    1,543,376
                                                                   ------------
                                                                      4,081,545
                                                                   ------------

Food & Drug Retailing - 1.1%
  CVS Corp............................................      16,800    1,006,950
  Kroger Co. *........................................      22,800      617,025
  Walgreen Co.........................................      10,300      430,668
                                                                   ------------
                                                                      2,054,643
                                                                   ------------

Food Products - 0.9%
  Campbell Soup Co....................................      14,600      505,525
  H.J. Heinz Co.......................................       9,600      455,400
  Quaker Oats Co......................................       4,000      389,500
  Ralston Purina Co...................................      14,000      365,750
                                                                   ------------
                                                                      1,716,175
                                                                   ------------

Household Products - 0.6%
  Procter & Gamble Co.................................      13,700    1,074,594
                                                                   ------------

Personal Products - 1.2%
  Avon Products, Inc..................................      10,600      507,475
  Clorox Co...........................................      11,200      397,600
  Colgate-Palmolive Co................................       9,400      606,770
  Kimberly-Clark Corp. *..............................      11,800      834,142
                                                                   ------------
                                                                      2,345,987
                                                                   ------------

Tobacco - 1.5%
  Philip Morris Companies, Inc........................      64,400    2,833,600
                                                                   ------------

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                          Shares       Value
COMMON STOCKS - continued
ENERGY - 3.7%

Energy Equipment & Services - 1.7%
  Baker Hughes, Inc....................................      17,800 $    739,813
  BJ Services Co., Inc. *..............................       5,600      385,700
  Diamond Offshore Drilling, Inc. @@...................       7,800      312,000
  Schlumberger, Ltd....................................      17,600    1,406,900
  Transocean Sedco Forex, Inc..........................       9,200      423,200
                                                                    ------------
                                                                       3,267,613
                                                                    ------------
Oil & Gas - 2.0%
  Anadarko Petroleum Corp. ............................       5,400      383,832
  Conoco, Inc., Class B................................      11,100      321,206
  Devon Energy Corp. ..................................       6,100      371,917
  Exxon Mobil Corp. ...................................      30,141    2,620,383
                                                                    ------------
                                                                       3,697,338
                                                                    ------------
FINANCIALS - 12.2%
Banks - 2.6%
  Bank of America Corp. ...............................      14,040      644,085
  Bank of New York Co., Inc. ..........................      16,800      927,150
  J.P. Morgan & Co., Inc. *............................       3,900      645,450
  Mellon Financial Corp. ..............................       5,700      280,369
  PNC Financial Services Group.........................       8,800      642,950
  Suntrust Banks, Inc. ................................       6,200      390,600
  Washington Mutual, Inc. .............................      12,500      663,281
  Wells Fargo & Co. ...................................      12,400      690,525
                                                                    ------------
                                                                       4,884,410
                                                                    ------------
Diversified Financials - 5.1%
  American Express Co. ................................      13,380      735,064
  Capital One Financial Corp. .........................       8,200      539,663
  Citigroup, Inc. .....................................      80,374    4,104,097
  Fannie Mae...........................................      20,800    1,804,400
  Freddie Mac..........................................      16,200    1,115,775
  Morgan Stanley Dean Witter & Co. ....................      11,900      943,075
  USA Education, Inc. .................................       5,700      387,600
                                                                    ------------
                                                                       9,629,674
                                                                    ------------
Insurance - 4.5%
  Allstate Corp. ......................................      23,600    1,028,075
  American International Group, Inc. ..................      47,025    4,634,902
  Chubb Corp. .........................................       7,600      657,400
  CIGNA Corp. .........................................       3,500      463,050
  Hartford Financial Services Group, Inc. .............       7,600      536,750
  Lincoln National Corp. ..............................      10,600      501,512
  Marsh & McLennan Co. ................................       5,300      620,100
                                                                    ------------
                                                                       8,441,789
                                                                    ------------

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                           Shares      Value
COMMON STOCKS - continued
HEALTH CARE - 10.8%
Biotechnology - 0.8%
  Amgen, Inc. *.........................................     10,500 $    671,344
  Applera Corp. - Applied Biosystems Group..............      2,300      216,344
  IDEC Pharmaceuticals Corp. *@@........................      1,500      284,344
  MedImmune, Inc. *.....................................      6,600      314,737
                                                                    ------------
                                                                       1,486,769
                                                                    ------------
Health Care Equipment & Supplies - 1.6%
  Alza Corp. *..........................................     15,000      637,500
  Becton Dickinson & Co. *..............................     11,800      408,575
  Biomet, Inc. .........................................      8,300      329,406
  Guidant Corp. *.......................................      8,500      458,469
  Medtronic, Inc........................................     12,230      738,386
  Saint Jude Medical, Inc. *............................      6,200      380,913
                                                                    ------------
                                                                       2,953,249
                                                                    ------------
Health Care Providers & Services - 1.3%
  HCA-The Healthcare Corp. .............................     21,600      950,616
  Tenet Healthcare Corp. *..............................     24,300    1,079,831
  UnitedHealth Group, Inc...............................      7,200      441,900
                                                                    ------------
                                                                       2,472,347
                                                                    ------------
Pharmaceuticals - 7.1%
  Abbott Laboratories...................................     37,400    1,811,562
  American Home Products Corp. .........................     12,600      800,730
  Bristol-Myers Squibb Co...............................     20,500    1,515,719
  Johnson & Johnson.....................................     15,100    1,586,444
  Pfizer, Inc. .........................................     80,850    3,719,100
  Pharmacia Corp........................................     28,586    1,743,746
  Schering-Plough Corp. ................................     29,800    1,691,150
  Watson Pharmaceuticals, Inc. *........................      7,900      404,381
                                                                    ------------
                                                                      13,272,832
                                                                    ------------
INDUSTRIALS - 6.4%
Aerospace & Defense - 1.0%
  Boeing Co.............................................     15,200    1,003,200
  United Technologies Corp. ............................     11,400      896,325
                                                                    ------------
                                                                       1,899,525
                                                                    ------------
Commercial Services & Supplies - 1.1%
  Automatic Data Processing, Inc........................     15,200      962,350
  Electronic Data Systems Corp. ........................     11,200      646,800
  Paychex, Inc. ........................................      9,000      437,625
                                                                    ------------
                                                                       2,046,775
                                                                    ------------

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                         Shares       Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Electrical Equipment - 0.6%
  Emerson Electric Co. ...............................      13,000 $  1,024,563
                                                                   ------------
Industrial Conglomerates - 3.7%
  Danaher Corp. ......................................       6,100      417,087
  General Electric Co. ...............................     101,300    4,856,069
  Tyco International, Ltd. ...........................      31,400    1,742,700
                                                                   ------------
                                                                      7,015,856
                                                                   ------------
INFORMATION TECHNOLOGY - 9.3%
Communications Equipment - 2.6%
  CIENA Corp. *.......................................       4,000      325,000
  Cisco Systems, Inc. *...............................      67,250    2,572,312
  Juniper Networks, Inc. *............................       2,900      365,581
  Nortel Networks Corp................................      30,600      981,113
  QUALCOMM, Inc. *....................................       8,200      673,938
                                                                   ------------
                                                                      4,917,944
                                                                   ------------
Computers & Peripherals - 2.6%
  Compaq Computer Corp. ..............................      16,000      240,800
  EMC Corp. *.........................................      21,800    1,449,700
  International Business Machines Corp. ..............      18,900    1,606,500
  Network Appliance, Inc. *...........................       3,660      234,926
  Palm, Inc. *........................................      13,300      376,556
  Sun Microsystems, Inc. *............................      34,040      948,865
                                                                   ------------
                                                                      4,857,347
                                                                   ------------
Electronic Equipment & Instruments - 0.5%
  Agilent Technologies, Inc. .........................       9,400      514,650
  Solectron Corp. *...................................      11,900      403,410
                                                                   ------------
                                                                        918,060
                                                                   ------------
Internet Software & Services - 0.2%
  America Online, Inc. *..............................       6,740      234,552
  Commerce One, Inc. .................................       5,500      139,219
                                                                   ------------
                                                                        373,771
                                                                   ------------
Semiconductor Equipment & Products - 1.2%
  Intel Corp. ........................................      51,100    1,536,194
  Texas Instruments, Inc. ............................      15,300      724,837
                                                                   ------------
                                                                      2,261,031
                                                                   ------------
Software - 2.2%
  I2 Technologies, Inc. *.............................       3,800      206,625
  Intuit, Inc. *......................................      12,500      492,969
  Microsoft Corp. *...................................      26,100    1,132,087
  Oracle Corp. *......................................      35,800    1,040,437

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                           Shares       Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
  Peoplesoft, Inc. *....................................       7,700 $   286,344
  TIBCO Software, Inc. @@...............................       5,300     254,069
  Veritas Software Corp. *..............................       8,300     726,250
                                                                     -----------
                                                                       4,138,781
                                                                     -----------
TELECOMMUNICATION SERVICES - 3.1%
Diversified Telecommunication Services - 3.1%
  BellSouth Corp. ......................................      34,300   1,404,156
  Qwest Communications International, Inc. *............      30,832   1,264,112
  SBC Communications, Inc. .............................      16,200     773,550
  Verizon Communications ...............................      48,228   2,417,429
                                                                     -----------
                                                                       5,859,247
                                                                     -----------
UTILITIES - 1.8%
Electric Utilities - 1.1%
  American Electric Power Co., Inc. @@..................      12,000     558,000
  Consolidated Edison, Inc. @@..........................       9,200     354,200
  Dominion Resources, Inc. .............................       6,500     435,500
  Southern Co. .........................................      21,300     708,225
                                                                     -----------
                                                                       2,055,925
                                                                     -----------
Gas Utilities - 0.7%
  Coastal Corp. ........................................       7,300     644,681
  Enron Corp. ..........................................       9,200     764,750
                                                                     -----------
                                                                       1,409,431
                                                                     -----------
    Total Common Stocks (cost $101,461,154).............             108,921,162
                                                                     -----------

                                                        Principal
                                                         Amount       Value
CORPORATE BONDS - 0.5%
CONSUMER DISCRETIONARY - 0.5%
Multi-line Retail - 0.5%
  Wal-Mart Stores, Inc., 6.875%, 08/10/2009 (cost
   $996,988).......................................... $ 1,000,000    1,047,390
                                                                   ------------
MORTGAGE-BACKED SECURITIES - 1.6%
  FNMA, 5.125%, 02/13/2004 (cost $2,857,960)..........   3,000,000    2,966,736
                                                                   ------------

                                                          Shares       Value
UNIT INVESTMENT TRUST - 1.7%
  Nasdaq 100 Shares (cost $3,730,631) .................      53,600    3,128,900
                                                                    ------------

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                         Principal
                                                          Amount       Value
U.S. TREASURY OBLIGATIONS - 32.1%
  U.S. Treasury Bonds:
  6.00%, 02/15/2026.................................... $ 3,000,000 $  3,161,898
  7.125%, 02/15/2023...................................   3,000,000    3,575,196
  7.25%, 05/15/2016....................................   6,300,000    7,418,660
  U.S. Treasury Notes:
  5.50%, 05/15/2009....................................   6,000,000    6,126,972
  5.875%, 09/30/2002-11/15/2005........................  10,400,000   10,665,964
  6.125%, 08/15/2007...................................   7,900,000    8,319,071
  6.50%, 08/15/2005-02/15/2010.........................  19,500,000   21,088,316
                                                                    ------------
    Total U.S. Treasury Obligations (cost
     $56,796,237)......................................               60,356,077
                                                                    ------------
SHORT-TERM INVESTMENTS - 6.3%
U. S. TREASURY OBLIGATIONS - 3.1%
  U.S. Treasury Bills:
  6.125%, 01/18/2001...................................   1,800,000    1,795,100
  6.18%, 01/18/2001....................................     400,000      398,901
  6.19%, 01/18/2001....................................   3,600,000    3,590,096
                                                                    ------------
                                                                       5,784,097
                                                                    ------------

                                Shares       Value
MUTUAL FUND SHARES - 3.2%
  Evergreen Select Money
   Market Fund o............    4,135,003    4,135,003
  Navigator Prime
   Portfolio @..............    1,868,800    1,868,800
                                          ------------
                                             6,003,803
                                          ------------
    Total Short-Term
     Investments (cost
     $11,787,900)...........                11,787,900
                                          ------------
Total Investments - (cost $177,630,870) -
  100.2%.................................  188,208,165
Other Assets and Liabilities - (0.2%)....     (383,569)
                                          ------------
Net Assets - 100.0%...................... $187,824,596
                                          ============

*  Non-income producing security.
@@ All or a portion of this security is on loan.
@  Represents investment of cash collateral received for securities on loan.
o The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union National Bank.

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund
                      Statement of Assets and Liabilities
                               December 31, 2000

--------------------------------------------------------------------------------

Assets
 Identified cost of securities...................................  $177,630,870
 Net unrealized gains on securities..............................    10,577,295
--------------------------------------------------------------------------------
 Market value of securities......................................   188,208,165
 Receivable for Fund shares sold.................................       428,514
 Dividends and interest receivable...............................     1,217,193
 Deferred organization expenses..................................           682
--------------------------------------------------------------------------------
 Total assets....................................................   189,854,554
--------------------------------------------------------------------------------
Liabilities
 Payable for securities purchased................................        94,413
 Payable for securities on loan..................................     1,868,800
 Advisory fee payable............................................        15,353
 Due to other related parties....................................         2,068
 Accrued expenses and other liabilities..........................        49,324
--------------------------------------------------------------------------------
 Total liabilities...............................................     2,029,958
--------------------------------------------------------------------------------
Net assets.......................................................  $187,824,596
--------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital.................................................  $182,589,988
 Undistributed net investment income.............................        10,051
 Accumulated net realized losses on securities...................    (5,352,738)
 Net unrealized gains on securities..............................    10,577,295
--------------------------------------------------------------------------------
Total net assets.................................................  $187,824,596
--------------------------------------------------------------------------------
Shares outstanding...............................................    12,861,152
--------------------------------------------------------------------------------
Net asset value per share........................................  $      14.60
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund
                            Statement of Operations
                          Year Ended December 31, 2000

--------------------------------------------------------------------------------

Investment income
 Dividends (net of foreign withholding taxes of $5,935)..........  $  1,016,153
 Interest........................................................     3,571,217
--------------------------------------------------------------------------------
Total investment income..........................................     4,587,370
--------------------------------------------------------------------------------
Expenses
 Advisory fee....................................................     1,273,484
 Administrative services fees....................................       170,235
 Transfer agent fee..............................................         2,098
 Trustees' fees and expenses.....................................         3,385
 Printing and postage expenses...................................        57,805
 Custodian fee...................................................        40,340
 Professional fees...............................................        16,987
 Organization expenses...........................................         4,356
 Other...........................................................         3,968
--------------------------------------------------------------------------------
   Total expenses................................................     1,572,658
   Less: Expense reductions......................................       (27,626)
--------------------------------------------------------------------------------
   Net expenses..................................................     1,545,032
--------------------------------------------------------------------------------
 Net investment income...........................................     3,042,338
--------------------------------------------------------------------------------
Net realized and unrealized losses on securities
 Net realized losses on securities...............................    (5,346,026)
--------------------------------------------------------------------------------
 Net change in unrealized gains or losses on securities..........    (6,746,154)
--------------------------------------------------------------------------------
 Net realized and unrealized losses on securities................   (12,092,180)
--------------------------------------------------------------------------------
 Net decrease in net assets resulting from operations............  $ (9,049,842)
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund
                      Statements of Changes in Net Assets

                                                     Year Ended December 31,
                                                    --------------------------
                                                        2000          1999
-------------------------------------------------------------------------------
Operations
 Net investment income............................  $  3,042,338  $  2,545,865
 Net realized gains or losses on securities.......    (5,346,026)      806,824
 Net change in unrealized gains or losses on
  securities......................................    (6,746,154)    9,352,295
-------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
    from operations...............................    (9,049,842)   12,704,984
-------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income............................    (3,019,658)   (2,526,366)
 Net realized gains...............................      (886,673)     (227,108)
-------------------------------------------------------------------------------
   Total distributions to shareholders............    (3,906,331)   (2,753,474)
-------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold........................    56,045,067    57,697,868
 Payment for shares redeemed......................    (4,736,897)   (3,207,434)
 Net asset value of shares issued in reinvestment
  of distributions................................     3,906,224     2,753,474
-------------------------------------------------------------------------------
   Net increase in net assets resulting from capital
    share transactions............................    55,214,394    57,243,908
-------------------------------------------------------------------------------
    Total increase in net assets..................    42,258,221    67,195,418
Net assets
 Beginning of period..............................   145,566,375    78,370,957
-------------------------------------------------------------------------------
 End of period....................................  $187,824,596  $145,566,375
-------------------------------------------------------------------------------
Undistributed (overdistributed) net investment
 income...........................................  $     10,051  $     (6,598)
-------------------------------------------------------------------------------
Other information:
Share increase (decrease)
 Shares sold......................................     3,632,493     3,888,229
 Shares redeemed..................................      (306,611)     (210,326)
 Shares issued in reinvestment of distributions...       265,075       177,859
-------------------------------------------------------------------------------
 Net increase in shares...........................     3,590,957     3,855,762
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund
                         Notes to Financial Statements

1. ORGANIZATION

The Evergreen VA Foundation Fund (the "Fund") is a diversified series of Ever-green Variable Annuity Trust (the "Trust"), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance poli-cies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported here-in. Actual results could differ from these estimates.

A. Valuation of Securities
Debt securities are valued at prices provided by an independent pricing serv-ice. In determining a price for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable secu-rities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Securities for which valua-tions are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Equity securities for which exchange quotations are readily available are val-ued at the last reported sale price, or if no sale price is available, are val-ued at the mean between the last reported bid and asked price.

Securities for which valuations are not readily available (including restricted securities) are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

Investments in mutual fund shares are valued at net asset value.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Securities pledged as collateral for repurchase agreements are held in a segre-gated account by the custodian on the Fund's behalf. The Fund monitors the ade-quacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Securities Lending
In order to generate income and to offset expenses, the Fund may lend portfolio securities to brokers, dealers and other qualified financial organizations. Loans of securities will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including ac-crued interest. The Fund monitors the adequacy of the collateral daily and will require the borrower to provide additional collateral as necessary. While such securities are on loan, the borrower will pay the Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio se-curities, thereby increasing its return. The Fund will have the right to call any such loan and obtain the securities loaned at any time on five days' no-tice. The Fund bears the risk that the borrower may not provide additional col-lateral when required or return the securities when due.

D. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund
                    Notes to Financial Statements(continued)

E. Federal Taxes
The Fund intends to comply with the provisions of the Internal Revenue Code ap-plicable to regulated investment companies and to distribute all of its net in-vestment company taxable income and net capital gains, if any, to its share-holders. Accordingly, no provision for federal income or excise tax is re-quired.

F. Distributions
Distributions from net investment income for the Fund are declared and paid an-nually. Distributions from net realized capital gains, if any, are paid at least annually. To the extent that realized capital gains can be offset by cap-ital loss carryovers, it is the Fund's policy not to distribute such gains. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or avail-able capital loss carryovers, as applicable) under income tax regulations.

G. Organization Expenses
Organization expenses for the Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, re-demption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly owned subsidiary of First Union National Bank ("FUNB"), is the investment advi-sor for the Fund. FUNB is a subsidiary of First Union Corporation ("First Union"). In return for providing investment management services, the Fund pays EIMC a management fee that is computed and paid daily at a rate of 0.745% of the average daily net assets of the Fund.

Prior to November 1, 2000, Evergreen Asset Management Corp. ("EAMC"), an indi-rect, wholly owned subsidiary of FUNB, served as the investment advisor to the Fund and was paid by the Fund at the same rate. Lieber & Company, and affiliate of First Union, served as the investment sub-advisor to the Fund. Lieber & Com-pany provided these services at no additional cost to the Fund.

Lieber & Company also provided brokerage services with respect to security transactions of the Fund effected on the New York or American Stock Exchanges. For the year ended December 31, 2000, the Fund incurred brokerage commissions of $12,355 with Lieber & Company.

Evergreen Investment Services ("EIS"), an indirect, wholly owned subsidiary of FUNB, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel. Prior to May 1, 2000, The BISYS Group, Inc. ("BISYS") served as the sub-administrator to the Fund and provided the officers of the Fund. Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

For its services, the Fund pays the administrator a fee at the annual rate of 0.10% of the Fund's average daily net assets. During the year ended December 31, 2000, the Fund paid or accrued $168,779 for administrative services and $1,456 for sub-administrative services.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly owned subsidiary of FUNB, is the transfer and dividend disbursing agent for the Fund.

4. SECURITIES TRANSACTIONS

For the year ended December 31, 2000, cost of purchases and proceeds from sales of non-U.S. Government investment securities (excluding short-term securities) were $160,598,330 and $139,852,722, respectively. Cost of purchases and pro-ceeds from sales of U.S. Government investment securities (excluding short-term securities) were $31,352,951 and $4,916,406, respectively.

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund
                    Notes to Financial Statements(continued)

The Fund loaned securities during the year ended December 31, 2000 to certain brokers. At December 31, 2000, the value of securities on loan and the value of collateral (including accrued interest) amounted to $1,762,612 and $1,868,800, respectively. During the year ended December 31, 2000, the Fund earned $8,937 in income from securities lending.

On December 31, 2000 the aggregate cost of securities for federal income tax purposes was $178,275,127. The gross unrealized appreciation and depreciation on securities based on that cost was $17,890,042 and $7,957,003, respectively, with a net unrealized appreciation of $9,933,039.

As of December 31, 2000, the Fund had a capital loss carryover for federal in-come tax purposes of $4,708,481 expiring in 2008.

5. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian and brokerage/service arrangements with specific brokers, a portion of the Fund's expenses have been reduced. The Fund received reductions related to expense offset arrangements and brokerage transactions of $13,368 and $14,258, respec-tively. The impact of the total expense reductions on the Fund's annualized ex-pense ratio represented as a percentage of its average net assets was 0.02%.

6. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of se-curities for prompt delivery, including funding redemption of their shares, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the year ended December 31, 2000, the Fund had no borrowings under this agreement.

8. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain ac-counting practices and disclosures presently used, such as treatment of pay-ments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement disclosures. While some of the Guide's requirements will not be effective until the SEC amends its disclosure and reporting requirements, other requirements are effective presently.

The revised Guide will require the Fund to amortize premium and accrete dis-count on all fixed-income securities and classify gains and losses realized on paydowns on mortgage-backed securities, which are presently included in real-ized gain/loss, as interest income. Adopting these accounting principles will not impact the total net assets of the Fund, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations and affect the presentation of the Fund's Financial Highlights. The Fund has not at this time quantified the im-pact, if any, resulting from the adoption of these accounting changes on the financial statements.

                          Independent Auditors' Report



Board of Trustees and Shareholders
Evergreen VA Foundation Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of the Evergreen VA Foundation Fund as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year pe-riod then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custo-dian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green VA Foundation Fund as of December 31, 2000, the results of its opera-tions, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

                                   /s/ KPMG LLP

Boston, Massachusetts
February 2, 2001

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Foundation Fund
                       Additional Information (unaudited)

FEDERAL TAX STATUS OF DISTRIBUTIONS

Pursuant to section 852 of the Internal Revenue Code, the Fund has designated $880,642, or $0.089 per share, as long-term capital gain distributions for the year ended December 31, 2000.

For corporate shareholders, 31.09% of ordinary income dividends paid during the fiscal year ended December 31, 2000 qualified for the dividends received deduc-tion.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Global Leaders Fund
                    Fund at a Glance as of December 31, 2000

"Despite the incredible challenges and volatility in 2000, we believe that we are well positioned from a company-specific, industry and geographic allocation to benefit."


                                    Portfolio
                                   Management

                            [PHOTO OF ANTHONY HAN]

                                   Anthony Han
                               Tenure: March 2000

                           [PHOTO OF EDWIN D. MISKA]

                                 Edwin D. Miska
                               Tenure: March 1997


                            PERFORMANCE & RETURNS/1/
Portfolio Inception Date:                                             3/6/1997
Average Annual Returns
1 year                                                                 -8.70%
Since Portfolio Inception                                              10.67%
12-month income dividends per share                                    $0.07


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                    VA Global     Consumer Price      MSCI World
                   Leaders Fund     Index - US       Equity Index

  3/6/97              10,000          10,000            10,000
 6/30/97              11,019          10,044            11,291
12/31/97              10,880          10,107            11,350
 6/30/98              12,382          10,213            13,263
12/31/98              12,936          10,269            14,164
 6/30/99              14,014          10,414            15,395
12/31/99              16,134          10,545            17,753
 6/30/00              15,250          10,734            17,325
12/31/00              14,733          10,921            15,460


Comparison of a $10,000 investment in Evergreen VA Global Leaders Fund/1/ versus a similar investment in the Morgan Stanley Capital International World Index (MSCI World) and the Consumer Price Index (CPI).

The MSCI World is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/1/ Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of December 31, 2000 and subject to change.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Global Leaders Fund
                          Portfolio Manager Interview

How did the Fund perform?

The Evergreen VA Global Leaders Fund returned -8.70% for the twelve-month period ended December 31, 2000. Despite its negative return, the portfolio still outperformed its benchmark, the MSCI World Index, which returned -13.18% for the same period.


                                   Portfolio
                                Characteristics
                                ---------------
                               (As of 12/31/2000)

Total Net Assets                                                    $43,381,738
Number of Holdings                                                           89
Beta                                                                       0.82
P/E Ratio                                                                 30.7x


What was the environment like during the period?


It was a very challenging environment for stock investing in virtually all markets around the world. Very early in the year, investors were still enamored with the so-called "TMT" stocks, those in the telecommunications, media and technology industries. Broadly diversified strategies, such as ours, did not do very well in the first two months of 2000. However, beginning in March, stock market investors again began to focus on earnings and fundamentals, and traditional, fundamental-based investing outperformed the momentum style that had been successful in 1999. However, this outperformance was relative, as most world markets had negative returns. The Morgan Stanley Capital International EAFE Index, which measures the performance of major markets outside the United States, had a return of -14.17%, while the S&P 500 Index, reflecting U.S. large company performance, returned -9.10%. Twenty of the 23 markets in which we invested had negative returns. The only positive returns came in Canada, Denmark and Switzerland.

As the end of the fiscal year approached on December 31, 2000, investors increasingly became focused on the slowing of economic growth throughout the world, especially in the United States. This slowing was accompanied by a general erosion of consumer confidence and a decline in corporate profit growth.


What were your principal strategies in this challenging environment?


We kept the Fund well diversified both geographically and by industry. At the conclusion of the fiscal year, for example, we had investments in 19 different countries and 95 different companies, with approximately 50% of net assets invested in the United States. This diversification was a significant positive influence on the Fund's improved relative performance as the year progressed. Early in the fiscal year, we were reluctant to increase the concentration of the portfolio on technology, telecommunication and media stocks because we thought the absolute and relative stock valuations were at unsustainably high levels. While this decision initially held back performance, it helped later in the twelve-month period as technology and telecommunications stocks became increasingly volatile and dropped in value, as the expected gains in revenues and earnings failed to live up to earlier expectations.

During the fiscal fourth quarter we took advantage of steep price declines to selectively add several new names and to add to existing positions at what we believe are favorable long-term entry prices in companies where the growth outlook has been maintained. This strategy was balanced by selective additions in more traditionally defensive industries within consumer goods and services that are less susceptible to economic downdrafts.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Global Leaders Fund
                          Portfolio Manager Interview

In the twelve-month period, the Fund added new names Reckitt Benckiser Plc {UK}, one of the world's largest manufacturers of household chemicals and toiletries with strong brands such as Lysol, Woolite, Wizard, Spray n' Wash and Easy Off. The Fund also initiated positions in telecom equipment manufacturers, Corning and Tellabs. These are exceptionally well managed companies with strong track records benefiting from the continued explosion of bandwidth. Each stock dropped substantially from their highs and allowed an attractive entry point for the Fund's long term horizon. Other names added included Bristol-Myers Squibb, a biotech research leader; QIAGEN, a German manufacturing outsourcer; Li & Fung from Hong Kong; and specialty publisher and database company Eniro AB from Sweden. We also added to previous positions in global cellular operator Vodafone; United Technologies, a diversified industrial company; and Sun Microsystems.

We continued to focus on companies with strong track records as dictated in our screening model. This model emphasizes earnings consistency, solid earnings and revenue growth outlooks, and high return on equity generation. This strategy has benefited the Fund as investors around the globe have shifted to better quality companies.

When we saw earnings and outlook disappointments and perceived business problems, we quickly disposed of underperforming issues and redeployed towards companies with continued strong business prospects. The Fund has also been more cognizant of valuation, recognizing that expectations have peaked. Investors are unlikely to pay higher prices in the absence of earnings growth. The Fund also has taken profits opportunistically when price/earnings levels appeared unsustainable.


                                 Top 5 Sectors
                                 -------------
                   (as a percentage of 12/31/2000 net assets)


Financials                                                                20.1%
Consumer Discretionary                                                    19.0%
Information Technology                                                    14.5%
Industrials                                                               13.0%
Health Care                                                               12.2%


What were some of the companies that performed well for the Fund?


We had exceptional performance from investments in Europe, as the local economies benefited from a pick-up in demand and corporations realized strong profit growth from restructurings, mergers and acquisitions, and increased exports. Leading all performers were our investments from Germany, including Hugo Boss, a manufacturer of men's and women's designer clothing, and Altana, a pharmaceutical and chemical company. French holdings also were solid performers. They included: Technip, an energy services contractor; pharmaceutical giant Sanofi-Synthelabo; and Sodexho Alliance, a leading food service provider. The Fund also benefited from the performance of long-time holding Luxottica, the Italian manufacturer and distributor of eyeglass frames. From the United Kingdom, we had strong performance from Spirent Plc, an electronics component manufacturer and Royal Bank of Scotland, which benefited from the integration of acquisition, NatWest Bank.

Several holdings in the Netherlands did well, notably IHC Caland, an energy services company, and Numico. Numico, which is the world's largest manufacturer and distributor of nutritional supplements as well as a leading baby formula manufacturer, is well known in the United States through its General Nutrition Centers chain. The Fund's largest holding, Bombardier, a Canadian-based global leader in aerospace, transportation and consumer motorized products,

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Global Leaders Fund
                          Portfolio Manager Interview

posted another solid year, led by its continued strong demand for regional and business jets.

Among our holdings in the United States, performance was largely in line with the broad averages, but the Fund did have some bright spots. Financial, health care and select consumer-related holdings performed exceptionally well, while technology, industrials and telecommunications were underperformers. Shares of credit card issuer MBNA Corp., insurer AIG International, and banking giants Citigroup, Inc. and Wells Fargo Corp. led the financials. Pharmaceutical firms Merck, Inc., Schering Plough Corp. and Abbott Labs, Inc. were the top health care stocks. The Fund also saw strong absolute returns from consumer related holdings. Avon Products, motorcycle giant Harley Davidson, hotelier Marriott International and retailer TJX Companies all supported performance.


                                Top 10 Holdings
                                ---------------
                   (as a percentage of 12/31/2000 net assets)

Bombardier, Inc.                                                           2.8%
Nokia Corp., ADR                                                           2.6%
General Electric Co.                                                       2.4%
Hugo Boss AG                                                               2.3%
TJX Companies, Inc.                                                        2.2%
Citigroup, Inc.                                                            2.2%
Luxottica Group SpA, ADS                                                   2.1%
Altana AG                                                                  2.0%
Cisco Systems, Inc.                                                        2.0%
Wal-Mart Stores, Inc.                                                      1.9%


Were there any disappointments?


Yes, and consistent with our strategy, we sold our positions in holdings with either deteriorating fundamentals or in industries with troubled outlooks. In the U.S., shares of Pitney Bowes, Eastman Kodak, Gannett Cos., and Tribune Cos. were sold due to earnings deterioration and slowing long-term growth outlooks. Increased raw material costs, declines in corporate purchasing for capital equipment, slow advertising spending and poor execution were all factors influencing our sales of these stocks. Positions in shares of Wal-Mart Stores and TJX Companies were trimmed and profits realized as the outlooks for Christmas sales and 2001 growth were scaled back. Abroad, the Fund sold French retailer Carrefour on problems integrating an acquisition. We also sold our position in Canadian chemical firm Dupont Canada on falling margins. Holdings that we scaled back included UK systems integrator Sema Group and Spanish utility ENDESA. In all these cases, we were concerned about declining growth outlooks and increased competition.

Continued weakness in foreign currencies negatively impacted performance for calendar 2000, but was a slight positive during the last three months. Despite solid overall European economic gains, continued relative strength and stability of the U.S. economy has compromised the euro's ability to be a benchmark currency. The Fund's direct exposure of 25% in the euro detracted from performance as the currency fell 6% during the year. During the fourth quarter, however, the euro rallied, helping mute the earlier effects. Other, smaller currency exposures that detracted from performance included the UK pound, the Japanese yen, the Swiss franc and the Canadian dollar. Overall, the effect of currency on Fund returns was -3.0% for the year.


What is your outlook for 2001?


We have a positive outlook and believe that we have opportunities to achieve strong absolute and relative performance investing in industry-leading companies that should be able to continue to increase their earnings. While the achievement of double-digit performance returns appears a challenge in calendar 2001, we continue to feel that the world markets will end the year in positive territory. Performance should be in line with a more muted outlook for overall corporate profit

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Global Leaders Fund
                          Portfolio Manager Interview

growth. Despite the incredible challenges and volatility in 2000, we believe that we are well positioned from a company-specific, industry and geographic allocation to benefit. We believe several key long-term catalysts continue to exist to favorably impact the investment environment and have positioned the Fund to benefit.

First, continued strength in demand for technology, including information services and hardware despite short-term delays and interruptions. We expect countries and corporations will continue to invest in upgrading necessary infrastructure networks and expanding communications systems, creating demand for hardware, software and integration related consulting services. While overall spending may stay flat, key areas of technology should continue to grow favorably. We have been selectively adding to existing positions and new names to benefit from this spending shift during the market weakness. We believe the long-term benefits outweigh the short-term sentiment.

Secondly, growth in the United States should continue, albeit at a slower, more sustainable pace. We believe the Federal Reserve Board will succeed in slowing growth and avoiding recession by aggressively lowering interest rates. If successful, the Federal Reserve Board's policies should lengthen the record period of prosperity in the United States, which has a major impact on markets throughout the world. Once the markets have digested this, companies with solid earnings prospects should benefit, as the market will begin to trade more on fundamentals and less on speculative excess.

Thirdly, the environment in Europe should remain healthy, helped by steady economic growth and the benefits of corporate and governmental re-structuring, which has made many leading European companies more efficient competitors. As the U.S. economy begins to decelerate, growth in Europe should remain relatively strong as pent up demand from local markets should offset any declines from exports to the U.S. The increased rate in relative economic growth in Europe also would help support the value of the euro on world currency markets. Corporate managements are under intense scrutiny to perform in line with their global peers. Tax and pension reform should also provide increased consumer confidence and a further healthy demand for investments and equities.

Finally, the economies in Asia, including Japan, should continue their slow recovery from the financial crisis of 1998, but with continued clouds on the horizon. The region is highly susceptible to a U.S. downturn. Japan, the region's leading economy, has shown mixed signs of life as economic indicators give an uneven picture. The slow progress of restructuring and governmental malaise has had an impact on business activity, slowing any reacceleration of consumer confidence. The outlook for this region remains a question mark until more positive steps can be achieved by Japan, and the U.S. economic picture becomes clearer. A successful soft landing by the U.S. would be a positive for the overall region.

Overall, we believe the Fund is appropriately positioned to navigate through the challenges ahead in the world as demonstrated by its consistent above-average, long-term performance record. We will continue to rely on an investment approach that emphasizes disciplined stock selection utilizing our proprietary quantitative system combined with fundamental analysis and prudent country allocation. We plan to invest opportunistically and selectively in companies with records of consistent earnings leadership, that have demonstrated their ability to excel regardless of the economic environment and whose management teams are properly aligned with respect to their shareholder's interests. We also intend to be proactive with regard to country and sector allocation, de-emphasizing areas where the outlook is not favorable and the prospect for asset appreciation is limited.

We look forward to updating you on the Fund's continued progress.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Global Leaders Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                            Year Ended December 31,
                                       -------------------------------------
                                        2000      1999    1998 #  1997 (a) #
Net asset value, beginning of period   $ 15.85   $ 12.76  $10.79    $10.00
                                       -------   -------  ------    ------
Income from investment operations
Net investment income                     0.07      0.06    0.10      0.11
Net realized and unrealized gains or
 losses on securities and foreign
 currency related transactions           (1.45)     3.09    1.94      0.77
                                       -------   -------  ------    ------
Total from investment operations         (1.38)     3.15    2.04      0.88
                                       -------   -------  ------    ------
Distributions to shareholders from
Net investment income                    (0.07)    (0.06)  (0.07)    (0.06)
Net realized gains                           0         0       0     (0.03)
                                       -------   -------  ------    ------
Total distributions                      (0.07)    (0.06)  (0.07)    (0.09)
                                       -------   -------  ------    ------
Net asset value, end of period         $ 14.40   $ 15.85  $12.76    $10.79
                                       -------   -------  ------    ------
Total return*                            (8.70%)   24.72%  18.92%     8.80%
Ratios and supplemental data
Net assets, end of period (thousands)  $43,382   $21,022  $9,583    $2,899
Ratios to average net assets
 Expenses++                               1.01%     1.01%   1.04%     1.05%+
 Net investment income                    0.57%     0.58%   0.89%     1.15%+
Portfolio turnover rate                     21%       17%     12%       11%

(a) For the period from March 6, 1997 (commencement of operations) to December 31, 1997.
* Total return does not reflect charges attributable to your insurance company's separate account.
+   Annualized.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
# Net investment income is based on average shares outstanding during the period.

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Global Leaders Fund
                            Schedule of Investments
                               December 31, 2000

                                               Country      Shares      Value
COMMON STOCKS - 94.0%
CONSUMER DISCRETIONARY - 19.0%
Automobiles - 1.1%
  Harley-Davidson, Inc..................... United States     12,000 $   477,000
                                                                     -----------
Hotels, Restaurants & Leisure - 2.5%
  Granada Compass Plc...................... United Kingdom    39,660     432,027
  Marriott International, Inc., Class A.... United States      8,000     338,000
  Sodexho Alliance......................... France             1,680     311,244
                                                                     -----------
                                                                       1,081,271
                                                                     -----------
Household Durables - 2.2%
  Black & Decker Corp. .................... United States     12,800     502,400
  Industrie Natuzzi SpA, ADR *............. Italy             36,600     448,350
                                                                     -----------
                                                                         950,750
                                                                     -----------
Leisure Equipment & Products - 1.5%
  Nintendo Co., Ltd........................ Japan              4,300     676,671
                                                                     -----------
Media - 2.4%
  Pearson Publishing Plc................... United Kingdom    12,000     285,303
  VNU NV................................... Netherlands        7,900     388,338
  Walt Disney Co........................... United States     12,400     358,825
                                                                     -----------
                                                                       1,032,466
                                                                     -----------
Multi-line Retail - 1.9%
  Wal-Mart Stores, Inc..................... United States     15,300     812,813
                                                                     -----------
Specialty Retail - 3.2%
  Home Depot, Inc.......................... United States      9,500     434,031
  TJX Companies, Inc....................... United States     34,000     943,500
                                                                     -----------
                                                                       1,377,531
                                                                     -----------
Textiles & Apparel - 4.2%
  Benetton Group SpA, ADS.................. Italy             11,724     477,753
  Hermes International..................... France             2,500     354,238
  Hugo Boss AG............................. Germany            4,520     997,405
                                                                     -----------
                                                                       1,829,396
                                                                     -----------
CONSUMER STAPLES - 6.3%
Beverages - 1.0%
  Anheuser Busch Companies Inc............. United States      9,200     418,600
                                                                     -----------
Food & Drug Retailing - 1.8%
  Seven-Eleven Japan Co., Ltd.............. Japan             14,000     796,011
                                                                     -----------
Food Products - 1.4%
  Numico Koninklijke NV.................... Netherlands       11,898     598,831
                                                                     -----------
Household Products - 0.6%
  Reckitt Benckiser Plc.................... United Kingdom    20,000     275,733
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Global Leaders Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                              Country      Shares      Value
COMMON STOCKS - continued
CONSUMER STAPLES - continued
Personal Products - 1.5%
  Avon Products, Inc...................... United States     13,500 $   646,313
                                                                    -----------
ENERGY - 1.6%
Energy Equipment & Services - 0.9%
  IHC Caland NV........................... Netherlands        8,319     390,577
                                                                    -----------
Oil & Gas - 0.7%
  Woodside Petroleum, Ltd. ............... Australia         35,000     287,157
                                                                    -----------
FINANCIALS - 20.1%
Banks - 6.6%
  Bipop-Carire SpA........................ Italy             50,000     326,303
  DePfa Deutsche Pfandbriefbank AG (DePfa-
   Bank).................................. Germany            4,000     296,724
  Lloyds TSB Group Plc.................... United Kingdom    35,000     370,536
  Malayan Banking Berhad.................. Malaysia           2,000       7,105
  National Australia Bank, Ltd. .......... Australia          5,600     456,050
  Royal Bank of Scotland Plc.............. United Kingdom    30,500     721,497
  Royal Bank Scot Group................... United Kingdom    25,500      31,648
  Wells Fargo & Co. ...................... United States     11,500     640,406
                                                                    -----------
                                                                      2,850,269
                                                                    -----------
Diversified Financials - 7.5%
  American Express Co. ................... United States      7,000     384,562
  Charles Schwab Corp. ................... United States      9,500     269,562
  Citigroup, Inc. ........................ United States     18,333     936,129
  Fannie Mae.............................. United States      7,500     650,625
  MBNA Corp. ............................. United States     16,375     604,852
  Morgan Stanley Dean Witter & Co. ....... United States      5,400     427,950
                                                                    -----------
                                                                      3,273,680
                                                                    -----------
Insurance - 4.5%
  American International Group, Inc. ..... United States      5,500     542,094
  Marschollek Lauten...................... Germany            4,500     492,271
  Marsh & McLennan Co. ................... United States      3,850     450,450
  Schweizerische Rueckversicherungs-
   Gesellschaft........................... Switzerland          200     479,363
                                                                    -----------
                                                                      1,964,178
                                                                    -----------
Real Estate - 1.5%
  Cheung Kong Holdings, Ltd. ............. Hong Kong         23,000     294,146
  Henderson Land Development Co., Ltd. ... Hong Kong         27,000     137,428
  Westfield Holdings...................... Australia         30,000     224,521
                                                                    -----------
                                                                        656,095
                                                                    -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Global Leaders Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                              Country      Shares      Value
COMMON STOCKS - continued
HEALTH CARE - 12.2%
Health Care Equipment & Supplies - 3.1%
  Coloplast............................... Denmark            7,800 $   353,530
  Luxottica Group SpA, ADS................ Italy             65,000     893,750
  Qiagen NV............................... Germany            3,000     103,781
                                                                    -----------
                                                                      1,351,061
                                                                    -----------
Pharmaceuticals - 9.1%
  Abbott Laboratories..................... United States      8,000     387,500
  Altana AG............................... Germany            5,650     880,688
  Astrazeneca Plc, ADR.................... United Kingdom     6,000     309,000
  Bristol-Myers Squibb Co. ............... United States      7,500     554,531
  Glaxo Wellcome Plc, ADR................. United Kingdom     5,141     287,896
  Merck & Co., Inc. ...................... United States      6,900     646,012
  Sanofi Synthelabo....................... France             3,420     228,008
  Schering-Plough Corp. .................. United States      8,000     454,000
  UCB SA.................................. Belgium            5,000     185,359
                                                                    -----------
                                                                      3,932,994
                                                                    -----------
INDUSTRIALS - 13.0%
Aerospace & Defense - 4.5%
  Bombardier, Inc., Class B............... Canada            80,000   1,234,420
  United Technologies Corp. .............. United States      8,795     691,507
                                                                    -----------
                                                                      1,925,927
                                                                    -----------
Commercial Services & Supplies - 1.8%
  McGraw-Hill Co., Inc. .................. United States      6,700     392,787
  SEMA Group Plc.......................... United Kingdom    19,000      83,741
  Viad Corp. ............................. United States     13,000     299,000
                                                                    -----------
                                                                        775,528
                                                                    -----------
Construction & Engineering - 1.5%
  Societe Technip......................... France             4,600     667,779
                                                                    -----------
Industrial Conglomerates - 5.2%
  Eniro AB Seki........................... Sweden            25,000     251,615
  General Electric Co. ................... United States     22,100   1,059,419
  Honeywell International, Inc. .......... United States      7,200     340,650
  Li & Fung, Ltd. ........................ Hong Kong        150,000     272,126
  Smiths Industries Plc................... United Kingdom    28,231     341,088
                                                                    -----------
                                                                      2,264,898
                                                                    -----------
INFORMATION TECHNOLOGY - 14.5%
Communications Equipment - 7.9%
  Cisco Systems, Inc. *................... United States     22,200     849,150
  Corning, Inc. .......................... United States      5,500     290,469
  Datacraft Asia, Ltd. ................... Singapore         35,000     165,200
  Ericsson LM Telephone Co., Class B,
   ADR.................................... Sweden            30,000     335,625

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Global Leaders Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                              Country      Shares      Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
  Nokia Corp., ADR.......................  Finland           26,100 $ 1,135,350
  Tellabs, Inc. *........................  United States     12,000     678,000
                                                                    -----------
                                                                      3,453,794
                                                                    -----------
Computers & Peripherals - 1.0%
  Dell Computer Corp. *..................  United States     10,000     174,375
  Sun Microsystems, Inc. *...............  United States      9,000     250,875
                                                                    -----------
                                                                        425,250
                                                                    -----------
Electronic Equipment & Instruments - 0.9%
  Spirent Plc............................  United Kingdom    43,437     396,203
                                                                    -----------
Semiconductor Equipment & Products - 1.2%
  Intel Corp. ...........................  United States     17,200     517,075
                                                                    -----------
Software - 3.5%
  Microsoft Corp. *......................  United States     10,200     442,425
  Oracle Corp. *.........................  United States     20,300     589,969
  SAP AG.................................  Germany              300      34,874
  SAP AG, ADR............................  Germany           13,200     444,675
                                                                    -----------
                                                                      1,511,943
                                                                    -----------
MATERIALS - 0.9%
Construction Materials - 0.9%
  CRH Plc, London Exchange...............  Ireland           20,061     373,355
                                                                    -----------
TELECOMMUNICATION SERVICES - 5.6%
Diversified Telecommunication Services -
  3.2%
  SBC Communications, Inc. ..............  United States     14,074     672,034
  Telecom Italia Mobile SpA ("Tim")......  Italy             33,000     263,389
  Verizon Communications.................  United States      9,200     461,150
                                                                    -----------
                                                                      1,396,573
                                                                    -----------
Wireless Telecommunications Services -
  2.4%
  NTT DoCoMo, Inc. ......................  Japan                 23     396,343
  Vodafone Group Plc, ADR................  United Kingdom    18,000     644,625
                                                                    -----------
                                                                      1,040,968
                                                                    -----------
UTILITIES - 0.8%
Electric Utilities - 0.4%
  Endesa SA, ADR.........................  Spain             11,500     191,906
                                                                    -----------
Gas Utilities - 0.4%
  Hong Kong & China Gas Co., Ltd. .......  Hong Kong        111,870     164,943
                                                                    -----------
    Total Common Stocks (cost
     $37,322,457)........................                            40,785,539
                                                                    -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Global Leaders Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                            Country     Shares      Value
SHORT-TERM INVESTMENTS - 6.4%
MUTUAL FUND SHARES - 6.4%
  Evergreen Select Money Market Fund
   (cost $2,748,068) o.................. United States 2,748,068 $ 2,748,068
                                                                 -----------
Total Investments - (cost $40,070,525) - 100.4%.................  43,533,607
Other Assets and Liabilities - (0.4%)...........................    (151,869)
                                                                 -----------
Net Assets - 100.0%............................................. $43,381,738
                                                                 ===========

*  Non-income producing security.
o The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union National Bank.

Summary of Abbreviations
ADR  American Depository Receipt
ADS  American Depository Shares

At December 31, 2000, the Fund held investments in the following countries (un-audited):

                     Market     Percentage of
                      Value    Portfolio Assets
                   ----------- ----------------
   United States   $22,440,889       51.6%
   United Kingdom    4,179,297        9.6%
   Germany           3,146,637        7.2%
   Italy             2,409,545        5.5%
   Japan             1,869,025        4.3%
   France            1,561,269        3.6%
   Netherlands       1,377,745        3.2%
   Canada            1,234,420        2.8%
   Finland           1,135,350        2.6%
   Australia           967,728        2.2%
   Hong Kong           868,643        2.0%
   Sweden              587,241        1.3%
   Switzerland         479,363        1.1%
   Ireland             373,355        0.9%
   Denmark             353,530        0.8%
   Spain               191,906        0.5%
   Belgium             185,359        0.4%
   Singapore           165,200        0.4%
   Malaysia              7,105        0.0%
                   -----------      ------
                   $43,533,607      100.0%
                   ===========      ======

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Global Leaders Fund
                      Statement of Assets and Liabilities
                               December 31, 2000

--------------------------------------------------------------------------------

Assets
 Identified cost of securities....................................  $40,070,525
 Net unrealized gains on securities...............................    3,463,082
--------------------------------------------------------------------------------
 Market value of securities.......................................   43,533,607
 Foreign currency, at value (cost $49)............................           49
 Receivable for securities sold...................................       65,278
 Receivable for Fund shares sold..................................      125,477
 Dividends and interest receivable................................       44,887
 Deferred organization expenses...................................        2,360
--------------------------------------------------------------------------------
 Total assets.....................................................   43,771,658
--------------------------------------------------------------------------------
Liabilities
 Payable for securities purchased.................................      325,707
 Payable for Fund shares redeemed.................................       46,370
 Advisory fee payable.............................................        5,856
 Due to other related parties.....................................          473
 Accrued expenses and other liabilities...........................       11,514
--------------------------------------------------------------------------------
 Total liabilities................................................      389,920
--------------------------------------------------------------------------------
Net assets........................................................  $43,381,738
--------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital..................................................  $41,492,465
 Overdistributed net investment income............................         (245)
 Accumulated net realized losses on securities and foreign
  currency related transactions...................................   (1,573,638)
 Net unrealized gains on securities and foreign currency related
  transactions....................................................    3,463,156
--------------------------------------------------------------------------------
Total net assets..................................................  $43,381,738
--------------------------------------------------------------------------------
Shares outstanding................................................    3,013,022
--------------------------------------------------------------------------------
Net asset value per share.........................................  $     14.40
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Global Leaders Fund
                            Statement of Operations
                          Year Ended December 31, 2000

--------------------------------------------------------------------------------

Investment income
 Dividends (net of foreign withholding taxes of $33,022)..........  $   420,782
 Interest.........................................................      111,513
--------------------------------------------------------------------------------
Total investment income...........................................      532,295
--------------------------------------------------------------------------------
Expenses
 Advisory fee.....................................................      296,236
 Administrative services fees.....................................       33,945
 Transfer agent fee...............................................          874
 Trustees' fees and expenses......................................          686
 Printing and postage expenses....................................       21,986
 Custodian fee....................................................       25,817
 Professional fees................................................       15,160
 Organization expenses............................................        2,044
 Other............................................................          442
--------------------------------------------------------------------------------
 Total expenses...................................................      397,190
 Less: Expense reductions.........................................       (4,442)
 Fee waivers......................................................      (52,351)
--------------------------------------------------------------------------------
 Net expenses.....................................................      340,397
--------------------------------------------------------------------------------
 Net investment income............................................      191,898
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities and foreign currency related transactions
 Net realized gains or losses on:
 Securities.......................................................   (1,490,805)
 Foreign currency related transactions............................        9,299
--------------------------------------------------------------------------------
 Net realized losses on securities and foreign currency related
  transactions....................................................   (1,481,506)
--------------------------------------------------------------------------------
 Net change in unrealized gains or losses on securities and
  foreign currency related transactions...........................   (1,308,131)
--------------------------------------------------------------------------------
 Net realized and unrealized losses on securities and foreign
  currency related transactions...................................   (2,789,637)
--------------------------------------------------------------------------------
 Net decrease in net assets resulting from operations.............  $(2,597,739)
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Global Leaders Fund
                      Statements of Changes in Net Assets

                                                        Year Ended December 31,
                                                        ------------------------
                                                           2000         1999
---------------------------------------------------------------------------------
Operations
 Net investment income................................  $   191,898  $    82,804
 Net realized losses on securities and foreign
  currency related transactions.......................   (1,481,506)     (14,836)
 Net change in unrealized gains or losses on
  securities and foreign currency related
  transactions........................................   (1,308,131)   3,690,865
---------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from
  operations..........................................   (2,597,739)   3,758,833
---------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income................................     (201,586)     (84,708)
---------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold............................   34,108,035    9,841,393
 Payment for shares redeemed..........................   (9,150,389)  (2,161,861)
 Net asset value of shares issued in reinvestment of
  distributions.......................................      201,586       84,874
---------------------------------------------------------------------------------
  Net increase in net assets resulting from capital
   share transactions.................................   25,159,232    7,764,406
---------------------------------------------------------------------------------
 Total increase in net assets.........................   22,359,907   11,438,531
Net assets
 Beginning of period..................................   21,021,831    9,583,300
---------------------------------------------------------------------------------
 End of period........................................  $43,381,738  $21,021,831
---------------------------------------------------------------------------------
Overdistributed net investment income.................  $      (245) $      (255)
---------------------------------------------------------------------------------
Other information:
Share increase (decrease)
 Shares sold..........................................    2,281,764      713,152
 Shares redeemed......................................     (609,598)    (143,281)
 Shares issued in reinvestment of distributions.......       14,544        5,490
---------------------------------------------------------------------------------
 Net increase in shares...............................    1,686,710      575,361
---------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Global Leaders Fund
                         Notes to Financial Statements

1. ORGANIZATION

The Evergreen VA Global Leaders Fund (the "Fund") is a diversified series of Evergreen Variable Annuity Trust (the "Trust"), a Delaware business trust orga-nized on December 23, 1997. The Trust is an open-end management investment com-pany registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance poli-cies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported here-in. Actual results could differ from these estimates.

A. Valuation of Securities
Equity securities for which exchange quotations are readily available are val-ued at the last reported sale price, or if no sale price is available, are val-ued at the mean between the last reported bid and asked price. Foreign securi-ties are valued at the last sale price on the exchange where the security is primarily traded, or if no sale price is available, are valued at the mean be-tween the bid and asked price. Securities for which market quotations are not readily available (including restricted securities) are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

Investments in mutual fund shares are valued at net asset value.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Securities pledged as collateral for repurchase agreements are held in a segre-gated account by the custodian on the Fund's behalf. The Fund monitors the ade-quacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Foreign Currency
The books and records of the Fund are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains or losses resulting from changes in foreign currency exchange rates is a component of net unrealized gains or losses on se-curities and foreign currency related transactions. Net realized foreign cur-rency gain or loss on foreign currency related transactions includes foreign currency gains and losses between trade date and settlement date on investment securities transactions, gains and losses from foreign currency related trans-actions and the difference between the amounts of interest and dividends re-corded on the books of the Fund and the amount actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is in-cluded in realized gain or loss on securities.

D. Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain assets or liabilities denominated in a foreign currency. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transac-tions are included in net realized gain or loss on

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Global Leaders Fund
                    Notes to Financial Statements(continued)

foreign currency related transactions. The Fund bears the risk of an unfavor-able change in the foreign currency exchange rate underlying the forward con-tract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the Fund's Statement of Assets and Liabilities.

E. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date there-after when the Fund is made aware of the dividend. Foreign income and capital gains realized on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

F. Federal Taxes
The Fund intends to comply with the provisions of the Internal Revenue Code ap-plicable to regulated investment companies and to distribute all of its net in-vestment company taxable income and net capital gains, if any, to its share-holders. Accordingly, no provision for federal income or excise tax is re-quired.

G. Distributions
Distributions from net investment income for the Fund are declared and paid an-nually. Distributions from net realized capital gains, if any, are paid at least annually. To the extent that realized capital gains can be offset by cap-ital loss carryovers, it is the Fund's policy not to distribute such gains. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or avail-able capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net re-alized foreign currency gains or losses.

H. Organization Expenses
Organization expenses for the Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, re-demption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly owned subsidiary of First Union National Bank ("FUNB"), is the investment advi-sor for the Fund. FUNB is a subsidiary of First Union Corporation ("First Union"). In return for providing investment management services, the Fund pays EIMC a management fee that is computed and paid daily at a rate of 0.87% of the average daily net assets of the Fund.

Prior to November 1, 2000, Evergreen Asset Management Corp. ("EAMC"), an indi-rect, wholly owned subsidiary of FUNB, served as the investment advisor to the Fund and was paid by the Fund at the same rate. Lieber & Company, an affiliate of First Union, served as the investment sub-advisor to the Fund. Lieber & Com-pany provided these services at no additional cost to the Fund.

Lieber & Company also provided brokerage services with respect to security transactions of the Fund effected on the New York or American Stock Exchanges. For the year ended December 31, 2000, the Fund incurred brokerage commissions of $9,469 with Lieber & Company.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Global Leaders Fund
                    Notes to Financial Statements(continued)


During the year ended December 31, 2000, the amount of investment advisory fees waived by the investment advisor was $52,351. The impact on the Fund's annualized expense ratio represented as a percentage of its average net assets was 0.15%.

Evergreen Investment Services ("EIS"), an indirect, wholly owned subsidiary of FUNB, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel. Prior to May 1, 2000, The BISYS Group, Inc. ("BISYS") served as the sub-administrator to the Fund and provided the officers of the Fund. Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

For its services, the Fund pays the administrator a fee at the annual rate of 0.10% of the Fund's average daily net assets. During the year ended December 31, 2000, the Fund paid or accrued $33,713 for administrative services and $232 for sub-administrative services.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly owned subsidiary of FUNB, is the transfer and dividend disbursing agent for the Fund.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $29,721,152 and $6,906,431, respectively, for the year ended December 31, 2000.

On December 31, 2000, the aggregate cost of securities for federal income tax purposes was $40,107,049. The gross unrealized appreciation and depreciation on securities based on that cost was $6,510,148 and $3,083,590, respectively, with a net unrealized appreciation of $3,426,558.

As of December 31, 2000, the Fund had capital loss carryovers for federal in-come tax purposes of $47,378, $35,455 and $1,132,979, expiring in 2006, 2007 and 2008, respectively.

For income tax purposes, capital losses incurred after October 31 within a Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. The Fund has incurred and will elect to defer post Octo-ber losses of $321,302.

5. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the Fund's expenses have been reduced. The Fund received $4,442 in expense re-ductions. The impact of the total expense reductions on the Fund's annualized expense ratio represented as a percentage of its average net assets was 0.01%.

6. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of se-curities for prompt delivery, including funding redemption of their shares, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the year ended December 31, 2000, the Fund had no borrowings under this agreement.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Global Leaders Fund
                    Notes to Financial Statements(continued)

8. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain ac-counting practices and disclosures presently used, such as treatment of pay-ments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement disclosures. While some of the Guide's requirements will not be effective until the SEC amends its disclosure and reporting requirements, other requirements are effective presently. Adopt-ing these requirements will not have a material impact on the Fund's financial statements.

                          Independent Auditors' Report

Board of Trustees and Shareholders
Evergreen VA Global Leaders Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Evergreen VA Global Leaders Fund, as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year pe-riod then ended, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custo-dian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green VA Global Leaders Fund as of December 31, 2000, the results of its opera-tions, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

                                              /s/ KPMG LLP
Boston, Massachusetts
February 2, 2001

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Global Leaders Fund
                       Additional Information (unaudited)

FEDERAL TAX STATUS OF DISTRIBUTIONS

For corporate shareholders, 65.62% of ordinary income dividends paid during the fiscal year ended December 31, 2000 qualified for the dividends received deduc-tion.

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Growth Fund
                    Fund at a Glance as of December 31, 2000

"In our opinion, the past year reinforces the importance of diligence and discipline in stock selection, as well as the need to maintain a long-term perspective."


                                   Portfolio
                                  Management
                                  ----------

                             [PHOTO OF TED PRICE]

                                 Ted Price, CFA
                               Tenure: March 1998

                          [PHOTO OF LINDA Z. FREEMAN]

                             Linda Z. Freeman, CFA
                               Tenure: March 1998

                           [PHOTO OF JEFF DRUMMOND]

                               Jeff Drummond, CFA
                               Tenure: March 1998

--------------------------------------------------------------------------------
                            PERFORMANCE & RETURNS/1/
--------------------------------------------------------------------------------

Portfolio Inception Date                                              3/3/1998
Average Annual Returns
1 year                                                                 13.27%
Since Portfolio Inception                                               8.47%


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

               VA Growth Fund     Consumer Price Index - US     Russell 2000

  3/3/98           10,000                  10,000                  10,000
 6/30/98            9,287                  10,068                   9,927
12/31/98            9,167                  10,124                   9,220
 6/30/99            8,663                  10,266                  10,076
12/31/99           11,112                  10,395                  11,180
 6/30/00           13,941                  10,649                  11,519
12/31/00           12,586                  10,766                   9,760


Comparison of a $10,000 investment in Evergreen VA Growth Fund/1/ versus a similar investment in the Russell 2000 Index (Russell 2000) and the Consumer Price Index (CPI).

The Russell 2000 is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/1/Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

Small capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

The health care sector in which the Fund invests is in a period of unusually strong performance. This sector's performance may not be expected to continue.

All data is as of December 31, 2000 and subject to change.

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Growth Fund
                           Portfolio Manager Interview

How did the Fund perform?

The Evergreen VA Growth Fund returned 13.27% for the twelve-month period ended December 31, 2000, surpassing its benchmark, the Russell 2000 Index, which returned -22.43% for the same period. Additionally, the Fund outperformed the 0.24% average return produced by the 139 Small-Capitalization Funds followed by Lipper, Inc. Lipper, Inc. is an independent monitor of mutual fund performance.

We attribute the Fund's strong relative performance to careful stock and sector selection. The Fund invests in small capitalization companies, employing a rigorous, highly disciplined "bottom-up" method of security selection. The Fund's individual stock positions tended to outperform the stocks in comparable sectors in the Fund's benchmark. We also avoided much of the volatility that took place in certain sectors of the stock market over the past year by successfully managing the Fund's asset allocation by sectors. We built positions in sectors that generated higher than average returns and shifted assets away from certain sectors before they incurred considerable price declines.


                           Portfolio Characteristics
                           -------------------------
                               (As of 12/31/2000)


Total Net Assets                                                    $20,265,776
Number of Holdings                                                          150
P/E Ratio                                                                 24.5x


Why were small-cap stocks so volatile during the period?


Rumors and innuendoes caused many stock prices to experience sharp, sudden changes during much of 2000. While the year began on a euphoric note--the economy was robust and many investors believed "new economy" stocks reflected a new era on Wall Street--investors became increasingly cautious by the end of the year's first quarter. Higher interest rates had begun to slow economic growth and earnings reports began to fall short of earnings and sales expectations. The dot-coms were hit particularly hard. Many of those companies had generated little or no earnings, yet their stock prices had traded as high as 100 times sales. Technology stocks, in general, fell out of favor quickly as investor optimism waned. Prices fell dramatically, and investors turned to more traditional--and realistic--methods of evaluating companies. Some sectors fared well during the period, however, such as health care and energy. Health Care, as a sector, rebounded after having underperformed dramatically in 1999 and early 2000 and energy benefited from rising energy prices.


How did you manage the Fund in this environment?


We selected stocks based on both qualitative and quantitative factors. The Fund's team of three investment professionals is assigned different sectors and each person is responsible for the performance of his or her sector. Among other factors, we look for companies that consistently have above average earnings growth, ample cash flow to cover capital expenditures and only limited debt. We also actively manage the Fund. We will continue to hold a stock only as long as it meets our criteria. If there is a negative earnings surprise, or if a company changes businesses--indicating to us that the original business may be experiencing some problems--we will sell the Fund's position in that stock.


                                Top 10 Holdings
                                ---------------
                   (as a percentage of 12/31/2000 net assets)

Core Laboratories                                                          1.9%
Sensormatic Electronics Corp.                                              1.6%
Markel Corp.                                                               1.6%
National Commerce Bancorp                                                  1.6%
Hanover Compressor Co.                                                     1.5%
Atlantic Coast Airlines Holdings                                           1.4%
Shaw Group, Inc.                                                           1.4%
Copart, Inc.                                                               1.4%
Pride International, Inc.                                                  1.4%
Skywest, Inc.                                                              1.3%

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Growth Fund
                           Portfolio Manager Interview

What sectors contributed the most to the Fund's performance?

Heavier weightings in health care, energy and transportation and lighter positions in telecommunications and technology all contributed to the Fund's return. We increased holdings in health care significantly at the end of the first quarter--almost doubling the Fund's position--and then cut back at the end of the year. This particularly benefited the Fund in the fourth quarter. As a group, the Fund's health care stocks performed well, gaining 17.50% versus 4.96% for the benchmark, during that time. We also emphasized energy and transportation. As of the end of calendar 2000, 10.80% of the Fund's assets were invested in energy stocks compared to the benchmark's weight of 6.60%. At the same time, we held a 6.30% position in transportation versus a 1.30% weight in the Index. We moved in the opposite direction with telecommunications. Early in the period, we believed real problems were developing in that sector. We cut back holdings and carried only a minimal position in telecommunications for most of the year. This reduction not only allowed us to realize gains on existing holdings, but we largely avoided the severe downturn experienced by many telecommunications companies. According to the Russell 2000 Index, small-cap telecommunications stocks fell roughly 80% for all of 2000. While the value of the Fund's holdings declined by 35%, the position was small and this decline had little impact on the overall Fund results.


                                 Top 5 Sectors
                                 -------------
                   (as a percentage of 12/31/2000 net assets)

Industrials                                                               20.9%
Information Technology                                                    20.3%
Health Care                                                               19.1%
Energy                                                                    10.8%
Consumer Discretionary                                                     9.4%


What is your outlook over the next six-month period?


We think it will take some time to rejuvenate the economy and that stimulating growth may require some fiscal action in addition to a more accommodative monetary policy. However, while we expect a more challenging economic environment, we also believe opportunities will continue to appear for growth stocks. One sector that holds promise, in our opinion, is communications. In fact, we began to increase the Fund's position in communications at the end of the year. We believe many of these companies are fundamentally sound and have solid growth potential, and because the sector underperformed for much of the year, many communications stocks are attractively priced. We believe technology will emerge as a leading sector as the year goes on, although at present, we are underweighted as we determine how much impact the slowing economy has on these companies. Other areas we are exploring include finance, transportation and some specialty retailers. We like some of the smaller banks, although it is hard to find many that meet our criteria. Our position in regional airlines also has done well and we expect it will continue to do so. Many regional feeder airlines are paid a fee to fly, so rising energy costs have little to no effect on their bottom line. In contrast, we lightened our position in health care at year-end. With the sector's strong performance in 2000, we think there is - at least temporarily - better value and growth potential in other areas.

In our opinion, the past year reinforces the importance of diligence and discipline in stock selection, as well as the need to maintain a long-term perspective. Admittedly, the market's turbulence could be unsettling to even seasoned investors; however, we believe the market's sharp sudden price swings created some longer-term opportunities. We intend to take advantage of those opportunities, applying a rigorous analytical process to their discovery and disciplined active management to protect all of the Fund's future returns.

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Growth Fund (a)
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                   Year Ended December 31,
                                                   --------------------------
                                                                       1998
                                                    2000     1999       (b)
Net asset value, beginning of period               $ 13.87  $ 11.46   $ 12.50
                                                   -------  -------   -------
Income from investment operations
Net investment income (loss)                         (0.04)   (0.07)     0.02
Net realized and unrealized gains or losses on
 securities                                           1.88     2.50     (1.06)
                                                   -------  -------   -------
Total from investment operations                      1.84     2.43     (1.04)
                                                   -------  -------   -------
Distributions to shareholders from net investment
 income                                                  0    (0.02)        0
                                                   -------  -------   -------
Net asset value, end of period                     $ 15.71  $ 13.87   $ 11.46
                                                   -------  -------   -------
Total return*                                        13.27%   21.21%    (8.32%)
Ratios and supplemental data
Net assets, end of period (thousands)              $20,266  $15,888   $11,064
Ratios to average net assets
 Expenses++                                           0.77%    1.33%     0.97%+
 Net investment income (loss)                         0.24%   (0.67%)    0.44%+
Portfolio turnover rate                                144%     143%       62%

(a) Effective February 1, 2000, shareholders of Mentor VIP Growth Portfolio became owners of that number of full and fractional shares of Evergreen VA Growth Fund. As Mentor VIP Growth Portfolio contributed the majority of assets and shareholders to the Evergreen VA Growth Fund, its accounting and performance history has been carried forward.
(b) For the period from March 3, 1998 (commencement of operations) to December 31, 1998.
* Total return does not reflect charges attributable to your insurance company's separate account.
+    Annualized.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Growth Fund
                            Schedule of Investments
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - 91.4%
CONSUMER DISCRETIONARY - 9.4%
Distributors - 1.0%
  SCP Pool Corp. *........................................... 7,100  $   213,444
                                                                     -----------
Hotels, Restaurants & Leisure - 1.5%
  Extended Stay America, Inc. ............................... 6,600       84,810
  Outback Steakhouse, Inc. .................................. 3,200       82,800
  Ruby Tuesday, Inc. ........................................ 8,500      129,625
                                                                     -----------
                                                                         297,235
                                                                     -----------
Household Durables - 0.9%
  Ethan Allen Interiors, Inc. ............................... 2,100       70,350
  Furniture Brands International, Inc. *..................... 2,850       60,028
  Mohawk Industries, Inc. *.................................. 2,150       58,856
                                                                     -----------
                                                                         189,234
                                                                     -----------
Leisure Equipment & Products - 1.4%
  Concord Camera Corp. ...................................... 7,100      117,150
  Intranet Solutions, Inc. .................................. 3,150      160,650
                                                                     -----------
                                                                         277,800
                                                                     -----------
Media - 0.2%
  Cox Radio, Inc. Class A.................................... 1,050       23,691
  Radio One, Inc. Class A.................................... 2,050       21,909
                                                                     -----------
                                                                          45,600
                                                                     -----------
Multi-line Retail - 0.9%
  Dollar Tree Stores, Inc. .................................. 3,075       75,338
  Family Dollar Stores, Inc. ................................ 4,600       98,612
                                                                     -----------
                                                                         173,950
                                                                     -----------
Specialty Retail - 3.5%
  Cost Plus, Inc. ........................................... 4,000      117,500
  Men's Wearhouse, Inc. ..................................... 7,200      196,200
  Michaels Stores, Inc. *.................................... 2,400       63,600
  Rent-A-Center, Inc. ....................................... 4,950      170,775
  Too, Inc. *................................................ 5,300       66,250
  Tweeter Home Entertainment Group, Inc. *................... 4,900       59,719
  Williams Sonoma, Inc. *.................................... 1,500       30,000
                                                                     -----------
                                                                         704,044
                                                                     -----------
CONSUMER STAPLES - 1.0%
Food Products - 1.0%
  American Italian Pasta Co. ................................ 3,300       88,481
  Hain Celestial Group, Inc. ................................ 3,900      126,750
                                                                     -----------
                                                                         215,231
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Growth Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - continued
ENERGY - 10.8%
Energy Equipment & Services - 7.3%
  Core Laboratories.......................................... 13,800 $   376,913
  Grant Pride, Inc. .........................................  2,800      61,425
  Gulf Islands Fabrication, Inc. ............................ 12,150     220,978
  Hanover Compressor Co. *...................................  6,850     305,253
  Precision Drilling Corp. ..................................  4,150     155,884
  Pride International, Inc. *................................ 11,350     279,494
  Unifab International, Inc. ................................  7,500      71,250
                                                                     -----------
                                                                       1,471,197
                                                                     -----------
Oil & Gas - 3.5%
  Evergreen Resources........................................  3,700     142,913
  Louis Dreyfus Natural Gas Corp. ...........................  3,500     160,344
  St. Mary Land & Exploration Co. ...........................  7,150     238,184
  Unit Corp. *...............................................  9,100     172,331
                                                                     -----------
                                                                         713,772
                                                                     -----------
FINANCIALS - 5.4%
Banks - 3.6%
  Boston Private Financial Holdings, Inc. ...................  7,350     146,081
  Commerce Bancorp, Inc. ....................................  3,255     222,561
  National Commerce Bancorp. ................................ 12,800     316,800
  Netbank, Inc. .............................................  7,650      50,203
                                                                     -----------
                                                                         735,645
                                                                     -----------
Diversified Financials - 0.2%
  Vyyo, Inc. ................................................  6,050      37,056
                                                                     -----------
Insurance - 1.6%
  Markel Corp. ..............................................  1,800     325,800
                                                                     -----------
HEALTH CARE - 19.1%
Biotechnology - 3.8%
  Abgenix, Inc. *............................................    500      29,531
  Alkermes, Inc. *...........................................  2,200      69,025
  COR Therapeutics, Inc. *...................................    900      31,669
  Enzon, Inc. *..............................................  1,200      74,475
  Genome Therapeutics Corp. .................................  3,700      25,784
  Gilead Sciences, Inc. *....................................    700      58,056
  Human Genome Sciences, Inc. *..............................  1,300      90,106
  IDEC Pharmaceuticals Corp. *...............................    450      85,303
  Incyte Pharmacuticals, Inc. ...............................  1,850      46,019
  Millennium Pharmaceuticals, Inc. *.........................  2,100     129,938
  Myriad Genetics, Inc. *....................................    700      57,925
  OSI Pharmaceuticals, Inc. *................................    900      72,113
                                                                     -----------
                                                                         769,944
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Growth Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - continued
HEALTH CARE - continued
Health Care Equipment & Supplies - 3.5%
  Cooper Companies, Inc. ....................................  3,250 $   129,594
  Cytyc Corp. ...............................................  2,600     162,662
  Endocare, Inc. *...........................................  5,900      75,225
  Molecular Devices Corp. *..................................    900      61,594
  Physiometrix, Inc. ........................................  5,550      88,453
  Respironics, Inc. *........................................  4,250     121,125
  Vital Signs, Inc. .........................................  2,000      64,250
                                                                     -----------
                                                                         702,903
                                                                     -----------
Health Care Providers & Services - 8.1%
  Accredo Health, Inc. ......................................  1,650      82,809
  Advance Paradigm, Inc. *...................................  2,650     120,575
  Bindley Western Industries, Inc. ..........................  1,166      48,462
  Caremark RX, Inc. .........................................  8,800     119,350
  Community Health Systems...................................  4,500     157,500
  Eclipsys Corp. ............................................  3,700      90,650
  Henry Schein, Inc. *.......................................  1,200      41,550
  Manor Care, Inc. *.........................................  4,600      94,875
  Orthodontic Centers of America, Inc. ......................  6,350     198,438
  Priority Healthcare Corp., Class B *.......................  2,180      88,971
  Rare Hospitality International, Inc. ......................  7,950     177,384
  RehabCare Group, Inc. .....................................  2,750     141,281
  Syncor International Corp. ................................  5,100     185,513
  Universal Health Services, Inc., Class B...................    850      94,988
                                                                     -----------
                                                                       1,642,346
                                                                     -----------
Pharmaceuticals - 3.7%
  Barr Laboratories, Inc. *..................................  2,000     145,875
  Biotech Holders Trust......................................  1,250     212,891
  Cubist Pharmaceuticals, Inc. ..............................  1,800      52,200
  King Pharmaceuticals, Inc. *...............................  2,687     138,884
  Medicis Pharmaceutical Corp., Class A *....................  3,450     203,981
                                                                     -----------
                                                                         753,831
                                                                     -----------
INDUSTRIALS - 20.9%
Aerospace & Defense - 0.5%
  Remec, Inc. *.............................................. 10,050      96,731
                                                                     -----------
Air Freight & Couriers - 1.3%
  EGL, Inc. .................................................  5,650     135,247
  Expeditors International of Washington, Inc. ..............  2,500     134,219
                                                                     -----------
                                                                         269,466
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Growth Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Airlines - 3.8%
  Atlantic Coast Airlines Holdings...........................  7,150 $   292,256
  Frontier Airlines, Inc. ...................................  6,850     211,922
  Skywest, Inc. .............................................  9,300     267,375
                                                                     -----------
                                                                         771,553
                                                                     -----------
Commercial Services & Supplies - 8.5%
  Acxiom Corp. ..............................................  5,800     225,838
  Concord EFS, Inc. *........................................  1,787      78,516
  Copart, Inc. *............................................. 13,150     282,725
  Dendrite International, Inc. ..............................  7,350     164,456
  Hall, Kinion & Associates, Inc. ...........................  7,200     144,900
  Heidrick & Struggles International, Inc. ..................  3,850     161,941
  Intercept Group, Inc. .....................................  5,300     141,444
  Management Network Group, Inc. ............................  9,450     112,219
  Metro One Telecomm, Inc. ..................................  1,700      42,500
  NCO Group, Inc. ...........................................  3,750     113,906
  Talx Corp. ................................................  2,800     112,000
  Teletech Holdings, Inc. ...................................  7,190     132,116
                                                                     -----------
                                                                       1,712,561
                                                                     -----------
Construction & Engineering - 0.7%
  Quanta Services, Inc. *....................................  2,600      83,687
  SBA Communications Corp. ..................................  1,550      63,647
                                                                     -----------
                                                                         147,334
                                                                     -----------
Electrical Equipment - 1.2%
  Advanced Lighting Technologies, Inc. ......................  1,300       8,613
  AstroPower, Inc. ..........................................  2,350      73,731
  C&D Technologies, Inc. ....................................  3,900     168,431
                                                                     -----------
                                                                         250,775
                                                                     -----------
Industrial Conglomerates - 0.0%
  Luminent, Inc. ............................................  1,050       6,316
                                                                     -----------
Machinery - 3.2%
  APW, Ltd. .................................................  5,100     172,125
  Maverick Tube Corp. .......................................  8,550     193,444
  Shaw Group, Inc. *.........................................  5,800     290,000
                                                                     -----------
                                                                         655,569
                                                                     -----------
Marine - 0.6%
  UTI Worldwide, Inc. .......................................  5,500     110,687
                                                                     -----------
Road & Rail - 1.1%
  Forward Air Corp. .........................................  5,900     220,144
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Growth Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - 20.3%
Communications Equipment - 4.8%
  Adtran, Inc. ..............................................  2,000 $    42,500
  Advanced Fibre Communications, Inc. .......................  3,300      59,606
  Allen Telecom, Inc. .......................................  9,250     165,922
  DMC Stratex Networks, Inc. ................................ 11,900     178,500
  Emulex Corp. ..............................................  1,200      95,925
  Extreme Networks, Inc. *...................................    600      23,475
  Polycom, Inc. .............................................  4,050     130,359
  Powerwave Technologies, Inc. *.............................  3,200     187,200
  RF Micro Devices, Inc. *...................................  3,200      87,800
                                                                     -----------
                                                                         971,287
                                                                     -----------
Computers & Peripherals - 1.3%
  Network Appliance, Inc. *..................................  1,400      89,863
  QLogic Corp. *.............................................  2,200     169,400
                                                                     -----------
                                                                         259,263
                                                                     -----------
Electronic Equipment & Instruments - 6.0%
  Artesyn Technologies, Inc. ................................  2,550      40,481
  Benchmark Electronics, Inc. ...............................  6,450     145,528
  Methode Electronics, Inc., Class A.........................  3,050      69,959
  Mettler-Toledo International, Inc. *.......................  2,300     125,063
  Oak Technology, Inc. ...................................... 13,550     117,716
  Parlex Corp. .............................................. 17,650     239,378
  Plexus Corp. *.............................................  2,100      63,820
  Sensormatic Electronics Corp. ............................. 16,450     330,028
  Sipex Corp. ...............................................  3,850      92,160
                                                                     -----------
                                                                       1,224,133
                                                                     -----------
Internet Software & Services - 1.1%
  Agile Software Corp. ......................................  1,150      56,781
  Critical Path, Inc. .......................................  2,100      64,575
  Matrixone, Inc. ...........................................  6,000     109,125
                                                                     -----------
                                                                         230,481
                                                                     -----------
Office Electronics - 0.7%
  Manugistics Group, Inc. *..................................  2,450     139,650
                                                                     -----------
Semiconductor Equipment & Products - 3.5%
  Alpha Industries, Inc. *...................................  2,000      74,000
  Elantec Semiconductor, Inc. *..............................  2,950      81,863
  Exar Corp. ................................................  6,500     201,398
  Therma-Wave, Inc. .........................................  5,750      80,500
  Tripath Technology, Inc. ..................................  4,500      64,406
  Triquint Semiconductor, Inc. ..............................  1,850      80,822
  Veeco Instruments, Inc. *..................................  3,250     130,406
                                                                     -----------
                                                                         713,395
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Growth Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                           Shares      Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Software - 2.9%
  FileNet Corp. *........................................     2,100 $    57,225
  Mapinfo Corp. .........................................     2,450     115,763
  Moldflow Corp. ........................................     6,900     157,837
  NetIQ Corp. *..........................................     1,600     139,800
  Synquest, Inc. ........................................     1,600      11,800
  Verity, Inc. ..........................................     3,900      93,844
                                                                    -----------
                                                                        576,269
                                                                    -----------
MATERIALS - 1.3%
Chemicals - 1.3%
  Cabot Microelectronics Corp. ..........................     3,700     192,169
  Evercel, Inc. .........................................     7,000      63,875
                                                                    -----------
                                                                        256,044
                                                                    -----------
TELECOMMUNICATION SERVICES - 3.2%
Diversified Telecommunication Services - 2.1%
  Choice One Communications , Inc. ......................    12,900     120,131
  Time Warner Telecom, Inc., Class A.....................     3,850     244,235
  XO Communications, Inc. ...............................     3,700      65,906
                                                                    -----------
                                                                        430,272
                                                                    -----------
Wireless Telecommunications Services - 1.1%
  Triton PCS Holdings, Inc. .............................     2,250      76,359
  Western Wireless Corp., Class A........................     3,450     135,197
                                                                    -----------
                                                                        211,556
                                                                    -----------
    Total Common Stocks (cost $15,684,137)...............            18,522,518
                                                                    -----------
SHORT-TERM INVESTMENTS - 7.0%
MUTUAL FUND SHARES - 7.0%
  Evergreen Select Money Market Fund (cost $1,424,366)
   o..................................................... 1,424,366   1,424,366
                                                                    -----------
Total Investments - (cost $17,108,503) - 98.4%.....................  19,946,884
Other Assets and Liabilities - 1.6%................................     318,892
                                                                    -----------
Net Assets - 100.0%................................................ $20,265,776
                                                                    ===========

*  Non-income producing security.
o The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union National Bank.

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Growth Fund
                      Statement of Assets and Liabilities
                               December 31, 2000

--------------------------------------------------------------------------------
Assets
 Identified cost of securities.....................................  $17,108,503
 Net unrealized gains on securities................................    2,838,381
--------------------------------------------------------------------------------
 Market value of securities........................................   19,946,884
 Receivable for securities sold....................................      702,153
 Receivable for Fund shares sold...................................       95,479
 Dividends and interest receivable.................................       10,008
 Deferred organization expenses....................................        4,147
 Receivable from investment advisor................................       11,500
--------------------------------------------------------------------------------
 Total assets......................................................   20,770,171
--------------------------------------------------------------------------------
Liabilities
 Payable for securities purchased..................................      460,793
 Payable for Fund shares redeemed..................................       20,719
 Due to other related parties......................................          225
 Accrued expenses and other liabilities............................       22,658
--------------------------------------------------------------------------------
 Total liabilities.................................................      504,395
--------------------------------------------------------------------------------
Net assets.........................................................  $20,265,776
--------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital...................................................  $14,548,946
 Accumulated net realized gains on securities......................    2,878,449
 Net unrealized gains on securities................................    2,838,381
--------------------------------------------------------------------------------
Total net assets...................................................  $20,265,776
--------------------------------------------------------------------------------
Shares outstanding.................................................    1,289,862
--------------------------------------------------------------------------------
Net asset value per share..........................................  $     15.71
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Growth Fund (a)
                            Statement of Operations
                          Year Ended December 31, 2000

---------------------------------------------------------------------------------
Investment income
 Dividends........................................................  $    14,450
 Interest.........................................................       89,013
---------------------------------------------------------------------------------
Total investment income...........................................      103,463
---------------------------------------------------------------------------------
Expenses
 Advisory fee.....................................................      139,891
 Administrative services fees.....................................       19,984
 Transfer agent fee...............................................          732
 Trustees' fees and expenses......................................          407
 Printing and postage expenses....................................       15,010
 Custodian fee....................................................        5,952
 Professional fees................................................       16,332
 Organization expenses............................................        1,909
 Other............................................................        8,080
---------------------------------------------------------------------------------
 Total expenses...................................................      208,297
 Less: Expense reductions.........................................       (1,297)
   Fee waivers....................................................      (54,950)
---------------------------------------------------------------------------------
 Net expenses.....................................................      152,050
---------------------------------------------------------------------------------
 Net investment loss..............................................      (48,587)
---------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities
 Net realized gains on securities.................................    3,202,670
---------------------------------------------------------------------------------
 Net change in unrealized gains or losses on securities...........   (1,067,400)
---------------------------------------------------------------------------------
 Net realized and unrealized gains on securities..................    2,135,270
---------------------------------------------------------------------------------
 Net increase in net assets resulting from operations.............  $ 2,086,683
---------------------------------------------------------------------------------

(a) Effective February 1, 2000 shareholders of Mentor VIP Growth Portfolio be-came owners of that number of full and fractional shares of Evergreen VA Growth Fund. As Mentor VIP Growth Portfolio contributed the majority of as-sets and shareholders to the Evergreen VA Growth Fund, its accounting and performance history has been carried forward.

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA Growth Fund (a)
                      Statements of Changes in Net Assets

                                                      Year Ended December 31,
                                                      ------------------------
                                                         2000         1999
Operations
 Net investment loss................................. $   (48,587) $   (75,300)
 Net realized gains on securities....................   3,202,670      274,592
 Net change in unrealized gains or losses on
  securities.........................................  (1,067,400)   2,704,797
-------------------------------------------------------------------------------
 Net increase in net assets resulting from
  operations.........................................   2,086,683    2,904,089
-------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income...............................           0      (17,317)
-------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold...........................   4,376,859    4,282,662
 Payment for shares redeemed.........................  (2,085,966)  (2,362,779)
 Net asset value of shares issued in reinvestment of
  distributions......................................           0       17,317
-------------------------------------------------------------------------------
  Net increase in net assets resulting from capital
   share transactions................................   2,290,893    1,937,200
-------------------------------------------------------------------------------
   Total increase in net assets......................   4,377,576    4,823,972
Net assets
 Beginning of period.................................  15,888,200   11,064,228
-------------------------------------------------------------------------------
 End of period....................................... $20,265,776  $15,888,200
-------------------------------------------------------------------------------
Undistributed net investment income.................. $         0  $         0
-------------------------------------------------------------------------------
Other information:
Share increase (decrease)
 Shares sold.........................................     273,482      400,486
 Shares redeemed.....................................    (129,275)    (221,726)
 Shares issued in reinvestment of distributions......           0        1,634
-------------------------------------------------------------------------------
 Net increase in shares..............................     144,207      180,394
-------------------------------------------------------------------------------

(a) Effective February 1, 2000, shareholders of Mentor VIP Growth Portfolio be-came owners of that number of full and fractional shares of Evergreen VA Growth Fund. As Mentor VIP Growth Portfolio contributed the majority of as-sets and shareholders to the Evergreen VA Growth Fund, its accounting and performance history has been carried forward.

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Growth Fund
                         Notes to Financial Statements

1. ORGANIZATION

The Evergreen VA Growth Fund (the "Fund") is a diversified series of Evergreen Variable Annuity Trust (the "Trust"), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company reg-istered under the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

Effective February 1, 2000, shares of the Fund were substituted for shares of the Mentor VIP Growth Portfolio, a diversified series of the Mentor Variable Investment Portfolios. As a result of the substitution, shareholders of the Mentor VIP Growth Portfolio became owners of that number of full and fractional shares of the Fund having a net asset value equal to the net asset value of their shares immediately prior to the substitution of shares.

Since the Mentor VIP Growth Portfolio had substantially similar investment ob-jectives and policies of the Fund and the Mentor VIP Growth Portfolio contrib-uted the majority of the net assets and shareholders, the basis of accounting for assets and liabilities and the operating results of the Mentor VIP Growth Portfolio and its performance have been carried forward.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported here-in. Actual results could differ from these estimates.

A. Valuation of Securities
Equity securities for which exchange quotations are readily available are val-ued at the last reported sale price, or if no sale price is available, are val-ued at the mean between the last reported bid and asked price. Securities for which market quotations are not readily available (including restricted securi-ties) are valued at fair value as determined in good faith according to proce-dures approved by the Board of Trustees.

Investments in mutual fund shares are valued at net asset value.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Securities pledged as collateral for repurchase agreements are held in a segre-gated account by the custodian on the Fund's behalf. The Fund monitors the ade-quacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

D. Federal Taxes
The Fund intends to comply with the provisions of the Internal Revenue Code ap-plicable to regulated investment companies and to distribute all of its net in-vestment company taxable income and net capital gains, if any, to its share-holders. Accordingly, no provision for federal income or excise tax is re-quired.

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Growth Fund
                    Notes to Financial Statements(continued)


E. Distributions
Distributions from net investment income for the Fund are declared and paid an-nually. Distributions from net realized capital gains, if any, are paid at least annually. To the extent that realized capital gains can be offset by cap-ital loss carryovers, it is the Fund's policy not to distribute such gains. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or avail-able capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net op-erating losses.

F. Organization Expenses
Organization expenses for the Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, re-demption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly owned subsidiary of First Union National Bank ("FUNB"), is the investment advi-sor for the Fund. FUNB is a subsidiary of First Union Corporation ("First Union"). In return for providing investment management services, the Fund pays EIMC a management fee that is computed and paid daily at a rate of 0.70% of the average daily net assets of the Fund.

Prior to November 1, 2000, Mentor Investment Advisors, LLC ("Mentor Advisors"), a subsidiary of First Union, served as the investment advisor to the Fund and was paid by the Fund at the same rate.

During the year ended December 31, 2000, the amount of investment advisory fees waived by the investment advisor was $54,950. The impact on the Fund's annualized expense ratio represented as a percentage of its average net assets was 0.28%.

Evergreen Investment Services ("EIS"), an indirect, wholly owned subsidiary of FUNB, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel. EIS is entitled to a fee of 0.10% based on the average net assets of the Fund. Officers of the Fund and affili-ated Trustees receive no compensation directly from the Fund.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly owned subsidiary of FUNB, is the transfer and dividend disbursing agent for the Fund.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $28,500,791 and $26,594,707, respectively, for the year ended December 31, 2000.

On December 31, 2000 the aggregate cost of securities for federal income tax purposes was $17,300,639. The gross unrealized appreciation and depreciation on securities based on that cost was $4,430,123 and $1,783,878, respectively, with a net unrealized appreciation of $2,646,245.

5. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the Fund's expenses have been reduced. The Fund received $1,297 in expense re-ductions. The impact of the total expense reductions on the Fund's annualized expense ratio represented as a percentage of its average net assets was 0.01%.

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Growth Fund
                    Notes to Financial Statements(continued)


6. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of se-curities for prompt delivery, including funding redemption of their shares, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the year ended December 31, 2000, the Fund had no borrowings under this agreement.

8. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain ac-counting practices and disclosures presently used, such as treatment of pay-ments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement disclosures. While some of the Guide's requirements will not be effective until the SEC amends its disclosure and reporting requirements, other requirements are effective presently. Adopt-ing these requirements will not have a material impact on the Fund's financial statements.

                          Independent Auditors' Report

Board of Trustees and Shareholders
Evergreen VA Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Evergreen VA Growth Fund as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year pe-riod then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custo-dian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green VA Growth Fund as of December 31, 2000, the results of its operations, changes in its net assets and financial highlights for each of the years or pe-riods described above in conformity with accounting principles generally ac-cepted in the United States of America.

                                   /s/ KPMG LLP

Boston, Massachusetts
February 2, 2001

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Growth and Income Fund
                    Fund at a Glance as of December 31, 2000

"Our definition of outstanding companies includes those that have competitive advantages, that enjoy barriers to entry that discourage additional competition, and that have shown an ability to generate high returns on invested capital."


                                   Portfolio
                                   Management

                          [PHOTO OF IRENE D. O'NEILL]

                              Irene D. O'Neill, CFA
                             Tenure: September 1999

                         [PHOTO OF PHILIP M. FOREMAN]

                               Philip M. Foreman,
                                    CFA, CFP
                               Tenure: August 1997

--------------------------------------------------------------------------------
                            PERFORMANCE & RETURNS/1/
--------------------------------------------------------------------------------

Portfolio Inception Date:                                             3/1/1996
Average Annual Returns
1 year                                                                 -0.30%
Since Portfolio Inception                                              15.23%
12-month income dividends per share                                    $0.02
12-month capital gain distributions per share                          $0.91


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

            VA Growth & Income Fund     Consumer Price Index - US     S&P 400

 3/28/96            10,000                        10,000               10,000
 6/30/96            10,711                        10,116               10,411
12/31/96            11,899                        10,239               11,363
 6/30/97            13,880                        10,349               12,840
12/31/97            16,021                        10,413               15,028
 6/30/98            17,238                        10,523               16,326
12/31/98            16,789                        10,581               17,901
 6/30/99            18,525                        10,730               19,132
12/31/99            19,904                        10,865               20,537
 6/30/00            19,494                        11,130               22,380
12/31/00            19,845                        11,252               24,132


Comparison of a $10,000 investment in Evergreen VA Growth and Income Fund/1/ versus a similar investment in the Standard & Poor's 400 Mid-Cap Index (S&P 400) and the Consumer Price Index (CPI).

The S&P 400 is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/1/ Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

All data is as of December 31, 2000 and subject to change.

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Growth and Income Fund
                          Portfolio Manager Interview

How did the Fund perform?

The Evergreen VA Growth and Income Fund returned -0.30% for the twelve-month period ended December 31, 2000. During the same twelve-month period, the benchmark S&P 400 Mid-Cap Index returned 17.50%.


                                   Portfolio
                                Characteristics
                                ---------------
                               (As of 12/31/2000)

Total Net Assets                                                    $85,645,377
Number of Holdings                                                          206
Beta                                                                       0.91
P/E Ratio                                                                 21.3x


What factors affected the Fund's performance?


Our emphasis on more defensive industries helped in a difficult period for the stock market. During most of the year, the policy of the Federal Reserve Board was to slow economic growth by keeping short-term interest rates high. While it is a challenge to perform well when the Federal Reserve Board is trying to slow the economy, we kept the Fund relatively defensively positioned, emphasizing industries such as health care and aerospace and defense, which can perform well even if the economy is not doing well. These more defensive holdings in health care and aerospace helped the Fund's performance during the year. However, we were under-weighted in the utility industry, a more defensive industry that had excellent performance during the year. We were unwilling to invest in utilities as very few companies met our investment criteria for outstanding businesses.


                                 Top 5 Sectors
                                 -------------
                   (as a percentage of 12/31/2000 net assets)

Financials                                                                20.9%
Information Technology                                                    17.7%
Industrials                                                               15.9%
Health Care                                                               13.1%
Consumer Discretionary                                                    11.0%


What were some of the specific investments that supported performance?


We had excellent performance from our major holdings in aerospace and defense. Lockheed-Martin and General Dynamics, for example, each appreciated more than 50% during the year, while L3 Communications was up by more than 40%.

We also had some big winners in health care. Cardinal Health, a major drug distributor, and CVS, a national pharmacy chain, both contributed to returns. Pfizer, a position we gained when the company acquired Warner-Lambert, in which we had invested, was a major help to the Fund, rising more than 35%.

Our overweighted position in financial services also helped performance. We benefited from good performance among savings and loans, such as Bank United. Countrywide Credit also helped the Fund's returns.

Three holdings that had excellent performance were in companies that were acquired during the year.

The first was A.C. Nielsen, which was bought out by VNU Corp., a Netherlands-based company, at a big profit for the Fund. A.C. Nielson is a global market leader in consumer research. The company's proprietary software enables it to track, through scanners at the checkout counter, consumer behavior and preferences.

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Growth and Income Fund
                          Portfolio Manager Interview

Southdown Corp. was the second acquisition target. One of the last remaining large independent cement producers in the United States, Southdown, was acquired by Cemex, a major Mexican-based company in the same industry.

The Fund also benefited when Niagara-Mohawk, an electric utility in New York, was purchased.


                                Top 10 Holdings
                                ---------------
                   (as a percentage of 12/31/2000 net assets)

Charter Communications, Inc.                                               2.1%
Convergys Corp.                                                            2.0%
Lockheed Martin Corp.                                                      1.9%
Veritas Software Corp.                                                     1.7%
Bristol-Myers Squibb Co.                                                   1.6%
American Tower Systems Corp.                                               1.6%
McGraw-Hill Co., Inc.                                                      1.5%
General Electric Co.                                                       1.5%
CVS Corp.                                                                  1.4%
Freddie Mac                                                                1.4%


Were there any disappointments?


All the disappointments were in technology. Even though we were underweighted in the industry, our technology positions hurt performance when they were pulled down in the general industry downdraft. Holdings that held back Fund returns included Real Networks, a software company, and Macromedia, which helps companies enhance their websites on the internet. In both cases, the companies reported good earnings, but their stock prices were dragged down in the correction for the entire technology sector. Longer term, we still have confidence in both companies.

Similarly, our investment in Fox Entertainment fell as it was dragged down by the entire media industry, while Fund performance was hurt after Powertel, a telecommunications investment, was acquired by Deutsche Telecomm. Deutsche Telecomm's stock subsequently lost value when the entire telecommunications industry fell out of favor.


What is your outlook?


Shortly after the end of the fiscal year, the Federal Reserve Board began to lower short-term interest rates. While the effects of interest-rate changes typically take six to nine months to work their way through the economy, the stock market usually moves ahead of economic trends. We expect corporate earnings may start improving in the second half of 2001, but stock prices may move ahead of positive earnings reports.

We anticipate repositioning the Fund to take advantage of improved conditions in the second half of 2001, reducing our holdings in defensive areas such as health care, aerospace and defense. At the same time, we may add to our investments in more cyclically oriented industries, where the slowing economy already is reflected in low stock prices. This could include cyclical technology, building products, savings and loans, and consumer cyclical stocks. We believe lower short-term rates should stimulate these early-cycle sectors.

Whichever way the market goes, we will stick to our long-term strategy of investing in outstanding companies that are on sale. Our definition of outstanding companies includes those that have competitive advantages, that enjoy barriers to entry that discourage additional competition, and that have shown an ability to generate high returns on invested capital. By "on sale," we mean those whose stock prices are trading at substantial discounts to the private market value of the companies or at significant discounts to the prices that other corporations would be likely to pay in an acquisition.

We have built a good long-term record following this discipline and will continue to use this strategy in evaluating each company's stock.

                        EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                         Year Ended December 31,
                                -----------------------------------------------
                                 2000     1999 #   1998 #   1997 #   1996 (a) #
Net asset value, beginning of
 period                         $ 17.44   $ 15.58  $ 15.29  $ 11.83   $ 10.00
                                -------   -------  -------  -------   -------
Income from investment
 operations
Net investment income              0.02      0.07     0.16     0.08      0.06
Net realized and unrealized
 gains or losses on securities
 and foreign currency related
 transactions                     (0.07)     2.74     0.56     4.01      1.84
                                -------   -------  -------  -------   -------
Total from investment
 operations                       (0.05)     2.81     0.72     4.09      1.90
                                -------   -------  -------  -------   -------
Distributions to shareholders
 from
Net realized gains                (0.91)    (0.89)   (0.30)   (0.56)    (0.01)
                                -------   -------  -------  -------   -------
Net investment income             (0.02)    (0.06)   (0.13)   (0.07)    (0.06)
Total distributions               (0.93)    (0.95)   (0.43)   (0.63)    (0.07)
                                -------   -------  -------  -------   -------
Net asset value, end of period  $ 16.46   $ 17.44  $ 15.58  $ 15.29   $ 11.83
                                -------   -------  -------  -------   -------
Total return*                     (0.30%)   18.57%    4.77%   34.66%    19.00%
Ratios and supplemental data
Net assets, end of period
 (thousands)                    $85,645   $84,067  $60,576  $31,088   $14,484
Ratios to average net assets
 Expenses++                        1.01%     1.01%    1.01%    1.01%     1.00%+
 Net investment income             0.10%     0.44%    1.02%    0.59%     1.00%+
Portfolio turnover rate              53%       66%      13%      18%        2%

(a) For the period from March 1, 1996 (commencement of operations) to December 31, 1996.
* Total return does not reflect charges attributable to your insurance company's separate account.
+   Annualized.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
# Net investment income is based on average shares outstanding during the pe-riod.

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                            Schedule of Investments
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - 95.7%
CONSUMER DISCRETIONARY - 10.5%
Hotels, Restaurants & Leisure - 0.2%
  Carnival Corp., Class A....................................  5,000 $   154,062
                                                                     -----------
Household Durables - 1.6%
  Black & Decker Corp. ......................................  2,000      78,500
  Ethan Allen Interiors, Inc. ...............................    500      16,750
  Leggett & Platt, Inc. .....................................  1,000      18,938
  Lennar Corp. .............................................. 10,413     377,471
  Mohawk Industries, Inc. *..................................  7,500     205,313
  Sony Corp., ADR............................................  6,000     418,500
  Toll Brothers, Inc. *......................................  6,300     257,512
                                                                     -----------
                                                                       1,372,984
                                                                     -----------
Media - 7.7%
  Charter Communications, Inc. .............................. 80,600   1,828,613
  Clear Channel Communications, Inc. *.......................  6,129     296,873
  Echostar Communications Corp., Class A.....................  1,000      22,750
  Emmis Broadcasting Corp., Class A *........................ 13,900     398,756
  Fox Entertainment Group, Inc. *............................ 16,400     293,150
  Gaylord Entertainment Co. ................................. 27,500     574,063
  Getty Images, Inc. ........................................ 13,100     419,200
  Martha Stewart Living Omnimedia, Inc. ..................... 32,000     642,000
  Netratings, Inc. *.........................................  4,800      70,500
  New York Times Co., Class A................................ 15,300     612,956
  Time Warner, Inc. ......................................... 10,000     522,400
  Univision Communications, Inc., Class A *.................. 10,400     425,750
  Viacom, Inc., Class A *....................................  6,400     300,800
  Walt Disney Co. ...........................................  2,000      57,875
  Young Broadcasting, Inc., Class A *........................  4,400     147,331
                                                                     -----------
                                                                       6,613,017
                                                                     -----------
Specialty Retail - 1.0%
  Intimate Brands, Inc., Class A............................. 18,000     270,000
  RadioShack Corp. ..........................................  8,000     342,500
  Tiffany & Co. .............................................  6,000     189,750
  Williams Sonoma, Inc. *....................................  1,000      20,000
                                                                     -----------
                                                                         822,250
                                                                     -----------
CONSUMER STAPLES - 2.6%
Food & Drug Retailing - 1.4%
  CVS Corp. ................................................. 20,100   1,204,744
                                                                     -----------
Personal Products - 1.2%
  Colgate-Palmolive Co. .....................................  6,700     432,485
  Estee Lauder Cos., Inc., Class A...........................  5,800     254,112
  Kimberly-Clark Corp. *.....................................  5,000     353,450
                                                                     -----------
                                                                       1,040,047
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - continued
ENERGY - 6.3%
Energy Equipment & Services - 0.9%
  Halliburton Co. ...........................................  3,000 $   108,750
  Nabors Industries, Inc. *..................................  2,000     118,300
  Petroleum Helicopters, Inc. ............................... 18,000     233,719
  Santa Fe International Corp. ..............................  1,000      32,062
  Transocean Sedco Forex, Inc. ..............................  1,000      46,000
  Weatherford International, Inc. ...........................  4,100     193,725
                                                                     -----------
                                                                         732,556
                                                                     -----------
Oil & Gas - 5.4%
  BP Amoco Plc, ADR.......................................... 18,464     883,964
  Burlington Resources, Inc. ................................ 12,300     621,150
  Conoco, Inc., Class B......................................  9,984     288,912
  Exxon Mobil Corp. ......................................... 11,600   1,008,475
  Houston Exploration Co. *.................................. 17,500     667,188
  Kerr-McGee Corp. ..........................................  8,090     541,524
  Occidental Petroleum Corp. ................................ 10,500     254,625
  Phillips Petroleum Co. ....................................  7,000     398,125
                                                                     -----------
                                                                       4,663,963
                                                                     -----------
FINANCIALS - 20.9%
Banks - 7.7%
  Astoria Financial Corp. ................................... 10,800     586,575
  Bank United Corp. *........................................ 13,700     934,169
  First Tennessee National Corp. ............................ 13,000     376,187
  Mellon Financial Corp. .................................... 22,000   1,082,125
  North Fork Bancorp, Inc. ..................................  3,000      73,688
  Pacific Century Financial Corp. ........................... 15,200     268,850
  SouthTrust Corp. ..........................................  7,000     284,812
  State Street Corp. ........................................  4,500     558,945
  Susquehanna Bancshares, Inc. ..............................  6,975     115,087
  U.S. Bancorp...............................................  8,100     236,419
  Webster Financial Corp. ................................... 21,500     608,719
  Wells Fargo & Co. ......................................... 16,022     892,225
  Wilmington Trust Corp. ....................................  9,200     570,975
                                                                     -----------
                                                                       6,588,776
                                                                     -----------
Diversified Financials - 8.1%
  Bear Stearns Companies, Inc. ..............................    500      25,344
  Citigroup, Inc. ...........................................  6,333     323,379
  Countrywide Credit Industries, Inc. ....................... 16,500     829,125
  Freddie Mac................................................ 17,300   1,191,537
  Goldman Sachs Group, Inc. .................................  3,500     374,281
  Legg Mason, Inc. .......................................... 11,000     599,500
  Lehman Brothers Holdings, Inc. ............................  6,000     405,750
  Neuberger-Berman, Inc. .................................... 11,500     932,219

                        EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - continued
FINANCIALS - continued
Diversified Financials - continued
  Stilwell Financial, Inc. .................................. 30,000 $ 1,183,125
  T. Rowe Price & Associates, Inc. .......................... 16,500     697,383
  Waddell & Reed Financial, Inc., Class A.................... 11,300     425,162
                                                                     -----------
                                                                       6,986,805
                                                                     -----------
Insurance - 3.8%
  AMBAC Financial Group, Inc. ...............................  7,950     463,584
  American International Group, Inc. ........................  8,014     789,880
  Hartford Financial Services Group, Inc. ...................  6,500     459,063
  Lincoln National Corp. ....................................  7,700     364,306
  Progressive Corp. .........................................  8,000     829,000
  UnumProvident Corp. ....................................... 12,100     325,188
                                                                     -----------
                                                                       3,231,021
                                                                     -----------
Real Estate - 1.3%
  Boston Properties, Inc. ................................... 11,000     478,500
  Duke Weeks Realty Corp. ................................... 25,460     626,953
                                                                     -----------
                                                                       1,105,453
                                                                     -----------
HEALTH CARE - 13.1%
Biotechnology - 2.0%
  Applera Corp. - Applied Biosystems Group................... 11,825   1,112,289
  Chiron Corp. *.............................................  4,000     178,000
  Gilead Sciences, Inc. *....................................  2,500     207,344
  Immunex Corp. *............................................  3,000     121,875
  QLT Phototherapeutics, Inc. *..............................  4,800     134,400
                                                                     -----------
                                                                       1,753,908
                                                                     -----------
Health Care Equipment & Supplies - 2.2%
  Alza Corp. *...............................................  4,000     170,000
  Apogent Technology, Inc. *................................. 16,600     340,300
  Beckman Coulter, Inc. ..................................... 10,400     436,150
  Becton Dickinson & Co. *................................... 27,700     959,112
                                                                     -----------
                                                                       1,905,562
                                                                     -----------
Health Care Providers & Services - 1.8%
  Bindley Western Industries, Inc. ..........................  2,000      83,125
  Cardinal Health, Inc. .....................................  7,800     777,075
  Caremark RX, Inc. .........................................    500       6,781
  Health Management Associates, Inc., Class A *..............  2,500      51,875
  IMS Health, Inc. .......................................... 19,500     526,500
  Sybron Dental Specialties *................................  5,533      93,370
  Synavant, Inc. *...........................................    975       4,570
                                                                     -----------
                                                                       1,543,296
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - continued
HEALTH CARE - continued
Pharmaceuticals - 7.1%
  Abbott Laboratories........................................ 14,600 $   707,188
  American Home Products Corp. .............................. 12,100     768,955
  Bristol-Myers Squibb Co. .................................. 18,700   1,382,631
  Elan Corp. Plc, ADR *......................................  4,181     195,723
  Eli Lilly & Co. ...........................................  4,000     372,250
  Johnson & Johnson..........................................  6,000     630,375
  Pfizer, Inc. .............................................. 23,750   1,092,500
  Pharmacia Corp. ...........................................  9,700     591,700
  Schering-Plough Corp. .....................................  5,400     306,450
                                                                     -----------
                                                                       6,047,772
                                                                     -----------
INDUSTRIALS - 15.9%
Aerospace & Defense - 3.7%
  Bombardier, Inc., Class B.................................. 36,000     555,489
  General Dynamics Corp. .................................... 11,500     897,000
  Lockheed Martin Corp. ..................................... 49,100   1,666,945
  Loral Space & Communications *............................. 18,500      58,969
                                                                     -----------
                                                                       3,178,403
                                                                     -----------
Air Freight & Couriers - 1.2%
  Expeditors International of Washington, Inc. .............. 11,100     595,931
  United Parcel Service, Inc., Class B.......................  7,000     411,688
                                                                     -----------
                                                                       1,007,619
                                                                     -----------
Airlines - 0.1%
  Continental Airlines, Inc., Class B *......................  1,000      51,625
                                                                     -----------
Building Products - 0.2%
  Masco Corp. ...............................................  6,000     154,125
                                                                     -----------
Commercial Services & Supplies - 6.4%
  BARRA, Inc. ............................................... 11,550     544,294
  Cadence Design Systems, Inc. *............................. 23,000     632,500
  Computer Sciences Corp. *.................................. 10,800     649,350
  Convergys Corp. *.......................................... 38,000   1,721,875
  Electronic Data Systems Corp. .............................  7,000     404,250
  Equifax, Inc. ............................................. 10,000     286,875
  McGraw-Hill Co., Inc. ..................................... 21,900   1,283,887
                                                                     -----------
                                                                       5,523,031
                                                                     -----------
Construction & Engineering - 0.6%
  Jacobs Engineering Group, Inc. *...........................  9,000     415,687
  Spectrasite Holdings, Inc. ................................  5,000      66,250
                                                                     -----------
                                                                         481,937
                                                                     -----------
Electrical Equipment - 0.2%
  Emerson Electric Co. ......................................  1,900     149,744
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Industrial Conglomerates - 2.3%
  General Electric Co. ...................................... 26,600 $ 1,275,138
  Honeywell International, Inc. ............................. 14,650     693,128
                                                                     -----------
                                                                       1,968,266
                                                                     -----------
Machinery - 0.3%
  APW, Ltd. .................................................  7,500     253,125
                                                                     -----------
Marine - 0.2%
  Tidewater, Inc. ...........................................  4,700     208,563
                                                                     -----------
Road & Rail - 0.7%
  Kansas City Southern Industries, Inc. .....................  8,500      86,062
  Union Pacific Corp. ....................................... 10,200     517,650
                                                                     -----------
                                                                         603,712
                                                                     -----------
INFORMATION TECHNOLOGY - 16.3%
Communications Equipment - 5.9%
  3Com Corp. *............................................... 20,750     176,375
  American Tower Systems Corp., Class A *.................... 35,450   1,342,669
  Cisco Systems, Inc. *...................................... 20,548     785,961
  Corning, Inc. .............................................  9,800     517,562
  Infospace, Inc. ........................................... 34,312     303,447
  L-3 Communications Holding Corp. .......................... 13,600   1,047,200
  Lucent Technologies, Inc. ................................. 14,300     193,050
  Motorola, Inc. ............................................ 24,936     504,954
  Nortel Networks Corp. .....................................  1,900      60,919
  Powerwave Technologies, Inc. ..............................  2,600     152,100
                                                                     -----------
                                                                       5,084,237
                                                                     -----------
Computers & Peripherals - 2.1%
  Dell Computer Corp. *......................................  8,000     139,500
  EMC Corp. *................................................  9,100     605,150
  International Business Machines Corp. .....................  2,900     246,500
  Palm, Inc. *............................................... 23,360     661,380
  Sun Microsystems, Inc. *...................................  4,000     111,500
                                                                     -----------
                                                                       1,764,030
                                                                     -----------
Electronic Equipment & Instruments - 0.2%
  Methode Electronics, Inc., Class A.........................  4,800     110,100
  Stratos Lightwave, Inc. ...................................  1,600      27,300
                                                                     -----------
                                                                         137,400
                                                                     -----------
Internet Software & Services - 0.4%
  Commerce One, Inc. ........................................  7,000     177,187
  Real Networks, Inc. *...................................... 19,800     172,013
                                                                     -----------
                                                                         349,200
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - 2.9%
  Conexant Systems, Inc. *...................................    100 $     1,538
  Intel Corp. ............................................... 16,600     499,037
  Jabil Circuit, Inc. *......................................  4,100     104,038
  KLA-Tencor Corp. *......................................... 12,000     404,250
  Lattice Semiconductor Corp. *..............................    200       3,675
  Mentor Graphics Corp. .....................................  8,000     219,500
  Novellus Systems, Inc. *...................................  2,400      86,250
  Texas Instruments, Inc. ................................... 14,550     689,306
  Triquint Semiconductor, Inc. ..............................  7,000     305,812
  Vitesse Semiconductor Corp. *..............................  3,500     193,594
                                                                     -----------
                                                                       2,507,000
                                                                     -----------
Software - 4.8%
  Adobe Systems, Inc. .......................................  7,600     442,225
  Intuit, Inc. *.............................................    500      19,719
  Macromedia, Inc. *.........................................  6,100     370,575
  Microsoft Corp. *.......................................... 15,400     667,975
  National Instruments Corp. ................................ 12,000     582,750
  Network Associates, Inc. *................................. 22,000      92,125
  Peregrine Systems, Inc. *..................................  1,900      37,525
  Rational Software Corp. *.................................. 11,200     436,100
  Veritas Software Corp. *................................... 17,073   1,493,887
                                                                     -----------
                                                                       4,142,881
                                                                     -----------
MATERIALS - 3.8%
Chemicals - 2.5%
  Albemarle Corp. ...........................................  8,800     217,800
  Donaldson, Inc. ........................................... 30,000     834,375
  Engelhard Corp. ........................................... 22,500     458,437
  IMC Global, Inc. .......................................... 22,000     342,375
  Sherwin Williams Co. ......................................  3,000      78,938
  Sigma-Aldrich Corp. .......................................  5,900     231,944
                                                                     -----------
                                                                       2,163,869
                                                                     -----------
Construction Materials - 0.4%
  Elcor Chemical Corp. ...................................... 10,900     183,937
  Martin Marietta Materials, Inc. ...........................  4,400     186,120
                                                                     -----------
                                                                         370,057
                                                                     -----------
Containers & Packaging - 0.6%
  AptarGroup, Inc. .......................................... 13,000     381,875
  Sealed Air Corp. *.........................................  3,216      98,088
                                                                     -----------
                                                                         479,963
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                             Shares    Value
COMMON STOCKS - continued
MATERIALS - continued
Metals & Mining - 0.1%
  Phelps Dodge Corp. .......................................  1,500 $    83,719
                                                                    -----------
Paper & Forest Products - 0.2%
  Deltic Timber Corp. ......................................  6,000     143,250
                                                                    -----------
TELECOMMUNICATION SERVICES - 2.3%
Diversified Telecommunication Services - 1.5%
  AT&T Corp. ............................................... 10,250     177,453
  AT&T Corp., Liberty Media Group, Class A.................. 13,700     185,807
  Broadwing, Inc. ..........................................  4,700     107,219
  Powertel, Inc. ...........................................  5,050     312,784
  Qwest Communications International, Inc. *................ 10,585     433,985
  SBC Communications, Inc. .................................  1,100      52,525
                                                                    -----------
                                                                      1,269,773
                                                                    -----------
Wireless Telecommunications Services - 0.8%
  Crown Castle International Corp. .........................  3,200      86,600
  Leap Wireless International, Inc. ........................    300       7,500
  Nextel Communications, Inc. *.............................  8,700     215,325
  Western Wireless Corp., Class A........................... 10,000     391,875
                                                                    -----------
                                                                        701,300
                                                                    -----------
UTILITIES - 4.0%
Electric Utilities - 2.5%
  Dynegy, Inc. Class A...................................... 14,600     818,512
  Niagara Mohawk Holdings, Inc. *........................... 40,000     667,500
  Southern Energy, Inc. ....................................  1,250      35,391
  UtiliCorp United, Inc. ................................... 19,000     589,000
                                                                    -----------
                                                                      2,110,403
                                                                    -----------
Gas Utilities - 1.5%
  Piedmont Natural Gas Co., Inc. ........................... 18,000     687,375
  Southwestern Energy Co. .................................. 40,600     421,225
  Williams Companies, Inc. .................................  4,000     159,750
                                                                    -----------
                                                                      1,268,350
                                                                    -----------
    Total Common Stocks (cost $72,435,235)..................         81,921,798
                                                                    -----------
CONVERTIBLE PREFERRED STOCKS - 0.4%
CONSUMER DISCRETIONARY - 0.2%
Leisure Equipment & Products - 0.2%
  Tribune Co. (exchangeable for Mattel, Inc. common stock),
   6.25%, 08/15/2001........................................ 10,000     170,625
                                                                    -----------
MATERIALS - 0.1%
Containers & Packaging - 0.1%
  Sealed Air Corp., 04/01/2018, Ser. A......................  2,850      91,912
                                                                    -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                            Shares      Value
CONVERTIBLE PREFERRED STOCKS - continued
TELECOMMUNICATION SERVICES - 0.1%
Diversified Telecommunication Services - 0.1%
  Global Crossing, Ltd. (exchangeable for Global Crossing
   Ltd. common stock), 7.00%, 12/31/2049 144A.............    1,000  $   123,625
                                                                     -----------
    Total Convertible Preferred Stocks (cost $519,565)....               386,162
                                                                     -----------
PREFERRED STOCKS - 0.0%
HEALTH CARE - 0.0%
Health Care Equipment & Supplies - 0.0%
  Fresenius National Medical Care, Inc., Ser. D (cost
   $736) *................................................    3,500          105
                                                                     -----------

                                                           Principal
                                                            Amount      Value
CONVERTIBLE DEBENTURES - 1.9%
CONSUMER DISCRETIONARY - 0.5%
Internet & Catalog Retail - 0.1%
  Amazon.Com, Inc., 4.75%, 02/01/2009..................... $250,000       95,000
                                                                     -----------
Media - 0.4%
  Getty Images, Inc., 5.00%, 03/15/2007 144A..............  400,000      304,500
                                                                     -----------
HEALTH CARE - 0.0%
Biotechnology - 0.0%
  Affymetrix, Inc., 4.75%, 02/15/2007.....................   50,000       37,188
                                                                     -----------
INFORMATION TECHNOLOGY - 1.4%
Communications Equipment - 0.2%
  American Tower Corp., 6.25%, 10/15/2009.................  100,000      169,375
                                                                     -----------
Semiconductor Equipment & Products - 0.6%
  Triquint Semiconductor, Inc., 4.00%, 03/01/2007 144A....  450,000      393,750
  Vitesse Semiconductor Corp., 4.00%, 03/15/2005 144A.....  200,000      160,750
                                                                     -----------
                                                                         554,500
                                                                     -----------
Software - 0.6%
  Juniper Networks, Inc., 4.75%, 03/15/2007...............  350,000      365,312
  Network Associates, Inc., 0.00%, 02/13/2018m............  350,000      104,125
                                                                     -----------
                                                                         469,437
                                                                     -----------
    Total Convertible Debentures (cost $1,747,846)........             1,630,000
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                            Shares      Value
SHORT-TERM INVESTMENTS - 1.8%
MUTUAL FUND SHARES - 1.8%
  Evergreen Select Money Market Fund (cost $1,544,422) o.. 1,544,422 $ 1,544,422
                                                                     -----------
Total Investments - (cost $76,247,804) - 99.8%......................  85,482,487
Other Assets and Liabilities - 0.2%.................................     162,890
                                                                     -----------
Net Assets - 100.0%................................................. $85,645,377
                                                                     ===========

144A Security that may be resold to qualified institutional buyers under Rule
   144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
*  Non-income producing security.
m Security issued in zero coupon form with no periodic interest payments but is acquired at a discount that results in a current yield to maturity. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected income to be earned over the life of the bond from amortization of discount at acquisition.
o The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union National Bank.

Summary of Abbreviations
ADR  American Depository Receipt

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                      Statement of Assets and Liabilities
                               December 31, 2000

----------------------------------------------------------------------------------
Assets
 Identified cost of securities....................................  $76,247,804
 Net unrealized gains on securities...............................    9,234,683
----------------------------------------------------------------------------------
 Market value of securities.......................................   85,482,487
 Receivable for securities sold...................................      226,326
 Receivable for Fund shares sold..................................       70,533
 Dividends and interest receivable................................       86,165
 Deferred organization expenses...................................          680
 Receivable from investment advisor...............................          641
----------------------------------------------------------------------------------
 Total assets.....................................................   85,866,832
----------------------------------------------------------------------------------
Liabilities
 Payable for securities purchased.................................      198,255
 Due to other related parties.....................................          948
 Accrued expenses and other liabilities...........................       22,252
----------------------------------------------------------------------------------
 Total liabilities................................................      221,455
----------------------------------------------------------------------------------
Net assets........................................................  $85,645,377
----------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital..................................................  $75,436,564
 Overdistributed net investment income............................       (5,096)
 Accumulated net realized gains on securities and foreign currency
  related transactions............................................      979,226
 Net unrealized gains on securities and foreign currency related
  transactions....................................................    9,234,683
----------------------------------------------------------------------------------
Total net assets..................................................  $85,645,377
----------------------------------------------------------------------------------
Shares outstanding................................................    5,204,748
----------------------------------------------------------------------------------
Net asset value per share.........................................  $     16.46
----------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                            Statement of Operations
                               December 31, 2000

----------------------------------------------------------------------------------
Investment income
 Dividends (net of foreign withholding taxes of $3,506)...........  $   780,429
 Interest.........................................................      150,550
----------------------------------------------------------------------------------
Total investment income...........................................      930,979
----------------------------------------------------------------------------------
Expenses
 Advisory fee.....................................................      736,627
 Administrative services fees.....................................       84,251
 Transfer agent fee...............................................          390
 Trustees' fees and expenses......................................        1,714
 Printing and postage expenses....................................       29,388
 Custodian fee....................................................       23,273
 Professional fees................................................       15,822
 Organization expenses............................................        4,356
 Other............................................................        4,367
----------------------------------------------------------------------------------
 Total expenses...................................................      900,188
 Less: Expense reductions.........................................       (5,006)
   Fee waivers....................................................      (48,903)
----------------------------------------------------------------------------------
 Net expenses.....................................................      846,279
----------------------------------------------------------------------------------
 Net investment income............................................       84,700
----------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities and foreign currency related transactions
 Net realized gains or losses on:
 Securities.......................................................    3,810,827
 Foreign currency related transactions............................         (414)
----------------------------------------------------------------------------------
 Net realized gains on securities and foreign currency related
  transactions....................................................    3,810,413
----------------------------------------------------------------------------------
 Net change in unrealized gains or losses on securities and
  foreign currency related transactions...........................   (4,026,592)
----------------------------------------------------------------------------------
 Net realized and unrealized losses on securities and foreign
  currency related transactions...................................     (216,179)
----------------------------------------------------------------------------------
 Net decrease in net assets resulting from operations.............  $  (131,479)
----------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                      Statements of Changes in Net Assets

                                                      Year Ended December 31,
                                                      ------------------------
                                                         2000         1999
-------------------------------------------------------------------------------
Operations
 Net investment income............................... $    84,700  $   314,542
 Net realized gains on securities foreign currency
  related transactions...............................   3,810,413    5,480,579
 Net change in unrealized gains or losses on
  securities and foreign currency related
  transactions.......................................  (4,026,592)   7,069,772
-------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting
  from operations....................................    (131,479)  12,864,893
-------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income...............................     (87,735)    (313,974)
 Net realized gains..................................  (4,509,259)  (4,132,246)
-------------------------------------------------------------------------------
 Total distributions to shareholders.................  (4,596,994)  (4,446,220)
-------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold...........................   7,153,790   15,606,381
 Payment for shares redeemed.........................  (5,443,922)  (4,980,475)
 Net asset value of shares issued in reinvestment of
  distributions......................................   4,596,993    4,446,219
-------------------------------------------------------------------------------
  Net increase in net assets resulting from capital
   share transactions................................   6,306,861   15,072,125
-------------------------------------------------------------------------------
   Total increase in net assets......................   1,578,388   23,490,798
Net assets
 Beginning of period.................................  84,066,989   60,576,191
-------------------------------------------------------------------------------
 End of period....................................... $85,645,377  $84,066,989
-------------------------------------------------------------------------------
Overdistributed net investment income................ $    (5,096) $    (4,891)
-------------------------------------------------------------------------------
Other information:
Share increase (decrease)
 Shares sold.........................................     429,404      959,190
 Shares redeemed.....................................    (320,794)    (300,975)
 Shares issued in reinvestment of distributions......     276,330      272,834
-------------------------------------------------------------------------------
 Net increase in shares..............................     384,940      931,049
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                         Notes to Financial Statements


1. ORGANIZATION

The Evergreen VA Growth and Income Fund (the "Fund") is a diversified series of Evergreen Variable Annuity Trust (the "Trust"), a Delaware business trust orga-nized on December 23, 1997. The Trust is an open-end management investment com-pany registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance poli-cies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported here-in. Actual results could differ from these estimates.

A. Valuation of Securities
Debt securities are valued at prices provided by an independent pricing serv-ice. In determining a price for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable secu-rities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Securities for which valua-tions are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Equity securities for which exchange quotations are readily available are val-ued at the last reported sale price, or if no sale price is available, are val-ued at the mean between the last reported bid and asked price. Foreign securi-ties are valued at the last sale price on the exchange where the security is primarily traded, or if no sale price is available, securities are valued at the mean between the bid and asked price.

Securities for which market quotations are not readily available (including re-stricted securities) are valued at fair value as determined in good faith ac-cording to procedures approved by the Board of Trustees.

Investments in mutual fund shares are valued at net asset value.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Securities pledged as collateral for repurchase agreements are held in a segre-gated account by the custodian on the Fund's behalf. The Fund monitors the ade-quacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Foreign Currency
The books and records of the Fund are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains or losses resulting from changes in foreign currency exchange rates is a component of net unrealized gains or losses on se-curities and foreign currency related transactions. Net realized foreign cur-rency gain or loss on foreign currency related transactions includes foreign currency gains and losses between trade date and settlement date on investment securities transactions, gains and losses from foreign currency related trans-actions and the difference between the amounts of interest and dividends re-corded on the books of the Fund and the amount actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates

                        EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                    Notes to Financial Statements(continued)

between the initial purchase trade date and subsequent sale trade date is in-cluded in realized gain or loss on securities.

D. Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain assets or liabilities denominated in a foreign currency. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transac-tions are included in net realized gain or loss on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the Fund's Statement of Assets and Liabilities.

E. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date there-after when the Fund is made aware of the dividend. Foreign income and capital gains realized on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

F. Federal Taxes
The Fund intends to comply with the provisions of the Internal Revenue Code ap-plicable to regulated investment companies and to distribute all of its net in-vestment company taxable income and net capital gains, if any, to its share-holders. Accordingly, no provision for federal income or excise tax is re-quired.

G. Distributions
Distributions from net investment income for the Fund are declared and paid an-nually. Distributions from net realized capital gains, if any, are paid at least annually. To the extent that realized capital gains can be offset by cap-ital loss carryovers, it is the Fund's policy not to distribute such gains. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or avail-able capital loss carryovers, as applicable) under income tax regulations.

H. Organization Expenses
Organization expenses for the Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, re-demption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly owned subsidiary of First Union National Bank ("FUNB"), is the investment advi-sor for the Fund. FUNB is a subsidiary of First Union Corporation ("First Union"). In return for providing investment management services, the Fund pays EIMC a management fee that is computed and paid daily at a rate of 0.87% of the average daily net assets of the Fund.

Prior to November 1, 2000, Evergreen Asset Management Corp. ("EAMC"), an indi-rect, wholly owned subsidiary of FUNB, served as the investment advisor to the Fund and was paid by the Fund at the same rate. Lieber & Company, an affiliate of First Union, served as the investment sub-advisor to the Fund. Lieber & Com-pany provided these services at no additional cost to the Fund.

                        EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                    Notes to Financial Statements(continued)


Lieber & Company also provided brokerage services with respect to security transactions of the Fund effected on the New York or American Stock Exchanges. For the year ended December 31, 2000, the Fund incurred brokerage commissions of $26,992 with Lieber & Company.

During the year ended December 31, 2000, the amount of investment advisory fees waived by the investment advisor was $48,903. The impact on the Fund's annualized expense ratio represented as a percentage of its average net assets was 0.06%.

Evergreen Investment Services ("EIS"), an indirect, wholly owned subsidiary of FUNB, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel. Prior to May 1, 2000, The BISYS Group, Inc. ("BISYS") served as the sub-administrator to the Fund and provided the officers of the Fund. Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

For its services, the Fund pays the administrator a fee at the annual rate of 0.10% of the Fund's average daily net assets. During the year ended December 31, 2000, the Fund paid or accrued $83,442 for administrative services and $809 for sub-administrative services.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly owned subsidiary of FUNB, is the transfer and dividend disbursing agent for the Fund.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $45,774,691 and $44,530,281, respectively, for the year ended December 31, 2000.

On December 31, 2000 the aggregate cost of securities for federal income tax purposes was $76,247,644. The gross unrealized appreciation and depreciation on securities based on that cost was $18,352,959 and $9,118,116, respectively, with a net unrealized appreciation of $9,234,843.

5. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the Fund's expenses have been reduced. The Fund received $5,006 in expense re-ductions. The impact of the total expense reductions on the Fund's annualized expense ratio represented as a percentage of its average net assets was 0.01%.

6. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of se-curities for prompt delivery, including funding redemption of their shares, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the year ended December 31, 2000, the Fund had no borrowings under this agreement.

                        EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                    Notes to Financial Statements(continued)


8. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain ac-counting practices and disclosures presently used, such as treatment of pay-ments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement disclosures. While some of the Guide's requirements will not be effective until the SEC amends its disclosure and reporting requirements, other requirements are effective presently.

The revised Guide will require the Fund to amortize premium and accrete dis-count on all fixed-income securities and classify gains and losses realized on paydowns on mortgage-backed securities, which are presently included in real-ized gain/loss, as interest income. Adopting these accounting principles will not impact the total net assets of the Fund, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations and affect the presentation of the Fund's Financial Highlights. The Fund has not at this time quantified the im-pact, if any, resulting from the adoption of these accounting changes on the financial statements.

                          Independent Auditors' Report

Board of Trustees and Shareholders
Evergreen VA Growth and Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Evergreen VA Growth and Income Fund as of Decem-ber 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or peri-ods in the five-year period then ended. These financial statements and finan-cial highlights are the responsibility of the Fund's management. Our responsi-bility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custo-dian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green VA Growth and Income Fund, as of December 31, 2000, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles gen-erally accepted in the United States of America.

                                       /s/ KPMG LLP

Boston, Massachusetts
February 2, 2001

                        EVERGREEN VARIABLE ANNUITY TRUST
                      Evergreen VA Growth and Income Fund
                       Additional Information(unaudited)

FEDERAL TAX STATUS OF DISTRIBUTIONS

Pursuant to section 852 of the Internal Revenue Code, the Fund has designated $1,604,656, or $0.323 per share, as long-term capital gain distributions for the year ended December 31, 2000.

For corporate shareholders, 30.47% of ordinary income dividends paid during the fiscal year ended December 31, 2000 qualified for the dividends received deduc-tion.

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA High Income Fund
                    Fund at a Glance as of December 31, 2000

"We believe current investment conditions in the high yield market may be setting the stage for substantial returns in the future."


                                   Portfolio
                                   Management

                        [PHOTO OF PRESCOTT B. CROCKER]

                            Prescott B. Crocker, CFA
                                Tenure: May 2000


                            PERFORMANCE & RETURNS/1/
Portfolio Inception Date:                                            6/30/1999
Average Annual Returns
1 year                                                                 1.31%
Since Portfolio Inception                                              3.83%
12-month income dividends per share                                   $0.91


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

           VA High Income Fund     Consumer Price Index - US     Merrill Lynch

 6/30/99         10,000                      10,000                  10,000
 9/30/99         10,110                      10,102                   9,875
12/31/99         10,445                      10,126                   9,982
 3/31/00         10,260                      10,301                   9,829
 6/30/00         10,507                      10,373                   9,890
 9/30/00         10,683                      10,451                  10,023
12/31/00         10,582                      10,487                   9,628


Comparison of a $10,000 investment in Evergreen VA High Income Fund/1/ versus a similar investment in the Merrill Lynch High Yield Master II Index (MLHYMII) and the Consumer Price Index (CPI).

The MLHYMII is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/1/ Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

All data is as of December 31, 2000 and subject to change.

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA High Income Fund
                          Portfolio Manager Interview

How did the Fund perform?

The Evergreen VA High Income Fund returned 1.31% for the twelve-month period ended December 31, 2000, outpacing the -6.68% average return produced by the 75 High Current Yield Funds followed by Lipper, Inc. Lipper, Inc. is an independent monitor of mutual fund performance. Additionally, the Chase Bank High Yield Index and the MLHYMII Index returned -5.68% and -3.79%, respectively, for the same period. We attribute the Fund's stronger performance to careful credit and sector selection, particularly in the wireline telecommunications industry, a sector in which the Fund carried only a limited position in the second half of the year.


                                   Portfolio
                                Characteristics
                                ---------------
                               (As of 12/31/2000)

Total Net Assets                                                     $4,912,616
Average Credit Quality                                                       B+
Effective Maturity                                                    7.4 years
Average Duration                                                      4.5 years


                             Portfolio Composition
                             ---------------------
                (as a percentage of 12/31/2000 portfolio assets)


Corporate Bonds                                                           91.3%
Yankee Obligations                                                         8.6%
Warrants                                                                   0.1%


What was the environment like for high yield securities during the period?


The year got off to a strong start but deteriorated sharply and rapidly, with price declines accelerating through November 2000. In the year's first quarter, high yield bond prices followed technology stock prices higher. Both groups thrived with the economy growing at an annualized rate of over 5%. The economy's strength also caused concerns, however. Many investors believed the growth was potentially excessive and could reignite inflation. To prevent the economy from overheating, the Federal Reserve Board embarked on a series of rate hikes in mid-1999, continuing them through the following June. When signs of slower growth started to appear in the spring of 2000, market sentiment began to turn. Expectations for an economic "soft landing" quickly turned pessimistic, though. Earnings reports started to fall short of expectations, prompting concerns about a decline in the financial health of many corporations. While the economy expanded at an annualized rate of over 5% in the year's second quarter, growth fell to 2.20%, annualized in the year's third quarter. Further, a rapid decline in both retail sales and consumer sentiment portended continued weakness in the fourth quarter of 2000. Reflecting the deterioration in market sentiment, and compounding the problems for high yield bonds, investors withdrew $6.4 billion out of the estimated $700 billion high yield securities market in 2000. High yield bond prices plummeted, with riskier credits enduring the steepest price declines. One positive note for the market, however, was that even with weakening investment conditions, the default rate held steady.

                        EVERGREEN VARIABLE ANNUITY TRUST
                          Evergreen VA High Income Fund
                          Portfolio Manager Interview

What strategies did you use in managing the Fund?


We focused on careful industry and security selection, emphasizing large, liquid bond issues. The Fund's most substantial positions throughout the year were in the gaming, energy, wireless telecommunications and health care industries. All of these sectors made positive contributions to the Fund's returns. In contrast, we reduced holdings in the forest products and cable industries. We also pared back the Fund's investment in wireline telecommunications significantly at mid-year. This industry experienced a high rate of credit problems, and the move protected the Fund from the severe price declines incurred by even the stronger wireline telecommunications credits, because of their association with the industry. Toward the end of the year, however, the Fund began to add selectively to its wireline telecommunications holdings, as prices reached extraordinarily attractive levels. Creditworthiness has continued to be paramount in determining whether or not a bond becomes part of the Fund's holdings, however. Each bond is analyzed carefully before investment and monitored closely once it is taken into position. As of December 31, 2000, the Fund's average quality was "B+".


                               Portfolio Quality
                               -----------------
                (as a percentage of 12/31/2000 portfolio assets)

B                                                                         68.7%
BB                                                                        25.6%
BBB                                                                        1.2%
CCC                                                                        2.9%
Not Rated/Not Available                                                    1.6%


What is your outlook over the next six months?

As the new year unfolds, we believe short-term rates will fall sharply. We think the financial markets will begin to rally as the economy slows, and investors anticipate an easier Federal Reserve Board policy and future economic recovery. The recent sharp crack in oil prices and slowdown in economic growth is similar to the period in late 1990, in our opinion. At that time, the economy was in the final months of a recession, oil prices had spiked and begun to fall, and interest rates began a decline that lasted two years. High yield bonds provided up to 10.00 percentage points over U.S. Treasuries with comparable maturities in late 1990, and the following year, the high yield sector embarked on a sizeable two-year rally. We believe current investment conditions in the high yield market may be setting the stage for substantial returns in the future. Recently, the yield premiums for high yield bonds relative to U.S. Treasuries have risen to over 9.50 percentage points. Further, several widely followed price models consider the high yield bond market to be undervalued by 3.50 percentage points.

While last year's turbulence was extremely challenging for high yield bond investors, we believe it created longer-term opportunities. We look forward to a possible rebound in high yield prices, and to taking advantage of opportunities by applying careful credit and sector selection to secure bonds with the most attractive total return potential.

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA High Income Fund (a)
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                   Year Ended December 31,
                                                   --------------------------
                                                      2000        1999 (b)
Net asset value, beginning of period               $     10.15   $     10.00
                                                   -----------   -----------
Income from investment operations
Net investment income                                     0.91          0.29
Net realized and unrealized gains or losses on
 securities                                              (0.78)         0.16
                                                   -----------   -----------
Total from investment operations                          0.13          0.45
                                                   -----------   -----------
Distributions to shareholders from net investment
 income                                                  (0.91)        (0.30)
                                                   -----------   -----------
Net asset value, end of period                     $      9.37   $     10.15
                                                   -----------   -----------
Total return*                                             1.31%         4.46%
Ratios and supplemental data
Net assets, end of period (thousands)              $     4,913   $     5,257
Ratios to average net assets
 Expenses++                                               1.01%         1.02%+
 Net investment income                                    8.97%         5.88%+
Portfolio turnover rate                                    174%           19%

(a) Effective February 1, 2000, shareholders of Mentor VIP High Income Portfo-lio became owners of that number of full and fractional shares of Evergreen VA High Income Fund. As Mentor VIP High Income Portfolio contributed the majority of assets and shareholders to the Evergreen VA High Income Fund, its accounting and performance history has been carried forward.
(b) For the period from June 30, 1999 (commencement of operations) to December 31, 1999.
* Total return does not reflect charges attributable to your insurance company's separate account.
+   Annualized.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA High Income Fund
                            Schedule of Investments
                               December 31, 2000

                                                   Credit  Principal
                                                   Rating/\ Amount     Value
CORPORATE BONDS - 88.5%
CONSUMER DISCRETIONARY - 38.1%
Hotels, Restaurants & Leisure - 20.9%
  Anchor Gaming Co., 9.875%, 10/15/2008 144A......   B     $ 50,000  $   51,625
  Argosy Gaming Co., 10.75%, 06/01/2009...........   B      100,000     104,750
  Aztar Corp., 8.875%, 05/15/2007.................   B+      50,000      48,500
  Boyd Gaming Corp., 9.50%, 07/15/2007............   B+     150,000     133,500
  Coast Hotels & Casinos, Inc., 9.50%,
   04/01/2009.....................................   B-     100,000      97,375
  Hollywood Casino Corp., 11.25%, 05/01/2007......   B       50,000      51,875
  Horseshoe Gaming Holdings, Ser. B, 8.625%,
   05/15/2009.....................................   B+      50,000      49,188
  Isle of Capri Casinos, Inc., 8.75%, 04/15/2009..   B      100,000      89,000
  Mandalay Resort Group, Ser. B, 10.25%,
   08/01/2007.....................................   BB-    100,000      99,250
  Mohegan Tribal Gaming Authority, 8.75%,
   01/01/2009.....................................   BB-    100,000     100,375
  Park Place Entertainment Corp., 8.875%,
   09/15/2008.....................................   BB+     50,000      50,750
  Station Casinos, Inc., 9.875%, 07/01/2010.......   B+      50,000      51,562
  Venetian Casino Resort, LLC, 12.25%,
   11/15/2004.....................................   B-     100,000     100,000
                                                                     ----------
                                                                      1,027,750
                                                                     ----------
Household Durables - 6.6%
  Del Webb Corp., 9.375%, 05/01/2009..............   B-      50,000      42,250
  K Hovnanian Enterprises, Inc., 10.50%,
   10/01/2007 144A................................   BB-     45,000      41,850
  Sealy Mattress Co., 9.875%, 12/15/2007..........   B-     100,000      97,000
  Simmons Co., Ser. B, 10.25%, 03/15/2009.........   B-     100,000      93,000
  Standard Pacific Corp., 9.50%, 09/15/2010.......   BB      50,000      47,563
                                                                     ----------
                                                                        321,663
                                                                     ----------
Media - 8.6%
  Adelphia Communications Corp., Ser. B, 9.875%,
   03/01/2007.....................................   B+     115,000     107,812
  American Lawyer Media, Inc., Ser. B, 9.75%,
   12/15/2007.....................................   B       50,000      44,000
  Charter Communications, 8.625%, 04/01/2009......   B+     100,000      91,250
  Echostar DBS Corp., 9.375%, 02/01/2009..........   B+     100,000      97,500
  Premier Parks, Inc., Sr. Disc. Note, Step Bond,
   0.00%, 04/01/2003 +............................   B-      55,000      38,225
  Sinclair Broadcast Group, Inc., 8.75%,
   12/15/2007.....................................   B       50,000      45,000
                                                                     ----------
                                                                        423,787
                                                                     ----------
Specialty Retail - 2.0%
  Michaels Stores, Inc., 10.875%, 06/15/2006......   BB     100,000     100,500
                                                                     ----------
CONSUMER STAPLES - 1.0%
Food & Drug Retailing - 1.0%
  AFC Enterprises, Inc., 10.25%, 05/15/2007.......   B       50,000      47,250
                                                                     ----------
ENERGY - 12.3%
Energy Equipment & Services - 2.0%
  Parker Drilling Co., Ser. D, 9.75%, 11/15/2006..   B+     100,000     101,000
                                                                     ----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA High Income Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                   Credit  Principal
                                                   Rating/\ Amount     Value
CORPORATE BONDS - continued
ENERGY - continued
Oil & Gas - 10.3%
  Chesapeake Energy Corp., Ser. B, 9.625%,
   05/01/2005.....................................  B      $ 50,000  $   51,688
  Cross Timbers Oil Co., Ser. B, 9.25%,
   04/01/2007.....................................  B+       50,000      51,375
  EOTT Energy Partners, LP, 11.00%, 10/01/2009....  BB       50,000      52,000
  Giant Industries, Inc., 9.00%, 09/01/2007.......  B+       50,000      45,750
  Grant Prideco, Inc., 9.625%, 12/01/2007 144A....  BB       50,000      51,875
  HS Resources, Inc., 9.25%, 11/15/2006...........  B+       50,000      50,500
  Nuevo Energy Co., Ser. B, 9.50%, 06/01/2008.....  B+       50,000      50,750
  Pride Petroleum Services, Inc., 9.375%,
   05/01/2007.....................................  BB       50,000      51,750
  Tesoro Petroleum Corp., Ser. B, 9.00%,
   07/01/2008.....................................  BB-      50,000      48,250
  Vintage Petroleum, Inc., 9.00%, 12/15/2005......  BB-      50,000      51,125
                                                                     ----------
                                                                        505,063
                                                                     ----------
HEALTH CARE - 7.0%
Health Care Providers & Services - 6.5%
  HCA - The Healthcare Co., 8.75%, 09/01/2010.....  BB+     100,000     105,769
  LifePoint Hospitals Hldgs., Inc., Ser. B,
   10.75%, 05/15/2009.............................  B-       50,000      54,500
  Tenet Healthcare Corp., Ser. B, 8.125%,
   12/01/2008.....................................  BB-      50,000      50,750
  Triad Hospitals Hldgs., Inc., Ser. B, 11.00%,
   05/15/2009.....................................  B-      100,000     106,125
                                                                     ----------
                                                                        317,144
                                                                     ----------
Pharmaceuticals - 0.5%
  King Pharmaceuticals, Inc., 10.75%, 02/15/2009..  B+       24,000      26,160
                                                                     ----------
INDUSTRIALS - 3.8%
Aerospace & Defense - 1.0%
  BE Aerospace, Inc., 9.50%, 11/01/2008...........  B        50,000      49,875
                                                                     ----------
Commercial Services & Supplies - 1.9%
  Allied Waste, Inc., Ser. B, 10.00%, 08/01/2009..  B+      100,000      94,750
                                                                     ----------
Construction & Engineering - 0.9%
  Spectrasite Hldgs., Inc., Sr. Disc. Notes, Step
   Bond, 0.00%,
   04/15/2004 +...................................  B-       75,000      41,250
                                                                     ----------
INFORMATION TECHNOLOGY - 1.0%
Semiconductor Equipment & Products - 1.0%
  Fairchild Semiconductor Corp., 10.125%,
   03/15/2007.....................................  B        50,000      46,750
                                                                     ----------
MATERIALS - 4.4%
Chemicals - 2.9%
  Huntsman ICI Chemicals, LLC, 10.125%,
   07/01/2009.....................................  B+       50,000      48,875
  Lyondell Chemical Co., 10.875%, 05/01/2009......  B+      100,000      94,250
                                                                     ----------
                                                                        143,125
                                                                     ----------
Containers & Packaging - 1.5%
  Owens-Illinois, Inc., 7.15%, 05/15/2005.........  BB       50,000      28,250
  Riverwood International Corp., 10.875%,
   04/01/2008.....................................  CCC+     50,000      45,250
                                                                     ----------
                                                                         73,500
                                                                     ----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA High Income Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                   Credit  Principal
                                                   Rating/\ Amount     Value
CORPORATE BONDS - continued
TELECOMMUNICATION SERVICES - 18.8%
Diversified Telecommunication Services - 9.6%
  Flextronics International, Ltd., 9.875%,
   07/01/2010 144A................................  B+     $100,000  $   98,000
  Level 3 Communications, Inc., 9.125%,
   05/01/2008.....................................  B       100,000      81,250
  McLeod USA, Inc., 9.25%, 07/15/2007.............  B+      100,000      92,000
  Metromedia Fiber Network, Inc., 10.00%,
   12/15/2009.....................................  B+      100,000      85,500
  SBA Communications Corp., Sr. Disc. Note, Step
   Bond, 0.00%, 03/01/2003 +......................  NA       55,000      42,900
  Tritel PCS, Inc., Sr. Disc. Note, Step Bond,
   0.00%, 05/15/2004 +............................  B-       50,000      34,500
  Williams Communications Group, Inc., 10.875%,
   10/01/2009.....................................  B+       50,000      37,500
                                                                     ----------
                                                                        471,650
                                                                     ----------
Wireless Telecommunications Services - 9.2%
  Crown Castle International Corp., 10.75%,
   08/01/2011.....................................  B        50,000      52,250
  Nextel International, Inc., 12.75%, 08/01/2010
   144A...........................................  B-      100,000      80,250
  Nextel Partners, Inc.:
   11.00%, 03/15/2010 144A........................  CCC+     50,000      48,000
   Sr. Disc. Notes, Step Bond, 0.00%, 02/01/2004
    +.............................................  CCC+     65,000      43,712
  Price Communications Wireless, Inc., 11.75%,
   07/15/2007.....................................  B-       50,000      53,250
  Telecorp PCS, Inc., Sr. Disc. Note, Step Bond,
   0.00%,
   04/04/2004 +...................................  B-      100,000      68,875
  Voicestream Wireless Corp., 10.375%,
   11/15/2009.....................................  B-      100,000     107,625
                                                                     ----------
                                                                        453,962
                                                                     ----------
UTILITIES - 2.1%
Electric Utilities - 1.0%
  AES Corp., 9.375%, 09/15/2010...................  BB       50,000      51,375
                                                                     ----------
Gas Utilities - 1.1%
  Western Gas Resources, Inc., 10.00%,
   06/15/2009.....................................  BB-      50,000      52,500
                                                                     ----------
    Total Corporate Bonds (cost $4,370,752).......                    4,349,054
                                                                     ----------
YANKEE OBLIGATIONS - CORPORATE - 8.3%
CONSUMER DISCRETIONARY - 1.7%
Media - 1.7%
  Rogers Cablesystems, Ltd., Ser. B, 10.00%,
   03/15/2005.....................................  BB+      50,000      53,000
  United Pan-Europe Communication, Sr. Disc. Note,
   Step Bond, 0.00%, 02/01/2005 +.................  B       100,000      29,000
                                                                     ----------
                                                                         82,000
                                                                     ----------
FINANCIALS - 1.6%
Diversified Financials - 1.6%
  Tembec Finance Corp., 9.875%, 09/30/2005........  BB+      75,000      76,875
                                                                     ----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA High Income Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                    Credit  Principal
                                                    Rating/\ Amount     Value
YANKEE OBLIGATIONS - CORPORATE - continued
MATERIALS - 2.1%
Paper & Forest Products - 2.1%
  Norampac, Inc., 9.50%, 02/01/2008................  BB     $ 50,000  $   50,250
  Repap New Brunswick, Inc., 11.50%, 06/01/2004....  BBB+     50,000      56,000
                                                                      ----------
                                                                         106,250
                                                                      ----------
TELECOMMUNICATION SERVICES - 2.9%
Diversified Telecommunication Services - 1.0%
  Global Crossing Hldgs., Ltd., 9.50%, 11/15/2009..  BB       50,000      47,500
                                                                      ----------
Wireless Telecommunications Services - 1.9%
  Microcell Telecommunications, Inc., Sr., Disc.
   Notes, Step Bond, Ser. B, 0.00%, 06/01/2006 +...  B-      100,000      96,000
                                                                      ----------
    Total Yankee Obligations-Corporate (cost
     $395,488).....................................                      408,625
                                                                      ----------
                                                             Shares     Value
WARRANTS - 0.1%
FINANCIALS - 0.1%
Diversified Financials - 0.1%
  Asat Finance, LLC, Expiring 11/01/2006 *.................      100       3,050
                                                                      ----------
INFORMATION TECHNOLOGY - 0.0%
Communications Equipment - 0.0%
  Metricom, Inc., Expiring 2/15/2010 *.....................       50          31
                                                                      ----------
    Total Warrants (cost $10,603)..........................                3,081
                                                                      ----------
Total Investments - (cost $4,776,843) - 96.9%........................  4,760,760
Other Assets and Liabilities - 3.1%..................................    151,856
                                                                      ----------
Net Assets - 100.0%.................................................. $4,912,616
                                                                      ==========

144A Security that may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
*     Non-income producing security.
+ Security initially issued in zero coupon form which converts to coupon form at a specified rate and date. An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.
/\ Credit ratings are unaudited and rated by Moody's Investors Service where Standard and Poor's ratings are not available.

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA High Income Fund
                      Statement of Assets and Liabilities
                               December 31, 2000

---------------------------------------------------------------------------------
Assets
 Identified cost of securities.....................................  $4,776,843
 Net unrealized losses on securities...............................     (16,083)
---------------------------------------------------------------------------------
 Market value of securities........................................   4,760,760
 Cash..............................................................      50,460
 Receivable for Fund shares sold...................................         304
 Interest receivable...............................................     111,911
---------------------------------------------------------------------------------
   Total assets....................................................   4,923,435
---------------------------------------------------------------------------------
Liabilities
 Advisory fee payable..............................................       2,027
 Due to other related parties......................................          54
 Accrued expenses and other liabilities............................       8,738
---------------------------------------------------------------------------------
   Total liabilities...............................................      10,819
---------------------------------------------------------------------------------
Net assets.........................................................  $4,912,616
---------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital...................................................  $5,242,453
 Accumulated net realized losses on securities.....................    (313,754)
 Net unrealized losses on securities...............................     (16,083)
---------------------------------------------------------------------------------
Total net assets...................................................  $4,912,616
---------------------------------------------------------------------------------
Shares outstanding.................................................     524,065
---------------------------------------------------------------------------------
Net asset value per share..........................................  $     9.37
---------------------------------------------------------------------------------


                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA High Income Fund (a)
                            Statement of Operations
                          Year Ended December 31, 2000

---------------------------------------------------------------------------------
Investment income
 Interest...........................................................    528,461
---------------------------------------------------------------------------------
Expenses
 Advisory fee.......................................................     37,107
 Administrative services fees.......................................      5,301
 Transfer agent fee.................................................        367
 Trustees' fees and expenses........................................        101
 Printing and postage expenses......................................      2,178
 Custodian fee......................................................      2,461
 Professional fees..................................................     15,546
 Other..............................................................        358
---------------------------------------------------------------------------------
 Total expenses.....................................................     63,419
 Less: Expense reductions...........................................       (685)
   Fee waivers......................................................     (9,724)
---------------------------------------------------------------------------------
 Net expenses.......................................................     53,010
---------------------------------------------------------------------------------
 Net investment income..............................................    475,451
---------------------------------------------------------------------------------
Net realized and unrealized losses on securities
 Net realized losses on securities..................................   (316,159)
---------------------------------------------------------------------------------
 Net change in unrealized gains or losses on securities.............    (87,406)
---------------------------------------------------------------------------------
 Net realized and unrealized losses on securities...................   (403,565)
---------------------------------------------------------------------------------
 Net increase in net assets resulting from operations...............  $  71,886
---------------------------------------------------------------------------------

(a) Effective February 1, 2000, shareholders of Mentor VIP High Income Portfo-lio became owners of that number of full and fractional shares of Evergreen VA High Income Fund. As Mentor VIP High Income Portfolio contributed the majority of assets and shareholders to the Evergreen VA High Income Fund, its accounting and performance history has been carried forward.

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA High Income Fund (a)
                      Statements of Changes in Net Assets

                                                       Year Ended December 31,
                                                       -------------------------
                                                          2000       1999 (b)
--------------------------------------------------------------------------------
Operations
 Net investment income................................ $   475,451  $   151,700
 Net realized losses on securities....................    (316,159)      (2,070)
 Net change in unrealized gains or losses on
  securities..........................................     (87,406)      71,323
--------------------------------------------------------------------------------
 Net increase in net assets resulting from
  operations..........................................      71,886      220,953
--------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income................................    (474,055)    (152,762)
--------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold............................      46,571    5,186,531
 Payment for shares redeemed..........................      (8,467)      (2,958)
 Net asset value of shares issued in reinvestment of
  distributions.......................................      19,655        5,262
--------------------------------------------------------------------------------
  Net increase in net assets resulting from capital
   share transactions.................................      57,759    5,188,835
--------------------------------------------------------------------------------
   Total increase (decrease) in net assets............    (344,410)   5,257,026
Net assets
 Beginning of period..................................   5,257,026            0
--------------------------------------------------------------------------------
 End of period........................................ $ 4,912,616  $ 5,257,026
--------------------------------------------------------------------------------
Undistributed net investment income................... $         0  $         0
--------------------------------------------------------------------------------
Other information:
Share increase (decrease)
 Shares sold..........................................       4,608      517,952
 Shares redeemed......................................        (830)        (291)
 Shares issued in reinvestment of distributions.......       2,107          519
--------------------------------------------------------------------------------
 Net increase in shares...............................       5,885      518,180
--------------------------------------------------------------------------------

(a) Effective February 1, 2000, shareholders of Mentor VIP High Income Portfo-lio became owners of that number of full and fractional shares of Evergreen VA High Income Fund. As Mentor VIP High Income Portfolio contributed the majority of assets and shareholders to the Evergreen VA High Income Fund, its accounting and performance history has been carried forward.
(b) For the period from June 30, 1999 (commencement of operations) to December 31, 1999.

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA High Income Fund
                         Notes to Financial Statements

1. ORGANIZATION

The Evergreen VA High Income Fund (the "Fund") is a diversified series of Ever-green Variable Annuity Trust (the "Trust"), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.


Effective February 1, 2000, shares of the Fund were substituted for shares of the Mentor VIP High Income Portfolio, a diversified series of the Mentor Vari-able Investment Portfolios. As a result of the substitution, shareholders of the Mentor VIP High Income Portfolio became owners of that number of full and fractional shares of the Fund having a net asset value equal to the net asset value of their shares immediately prior to the substitution of shares.

Since the Mentor VIP High Income Portfolio had substantially similar investment objectives and policies of the Fund and the Mentor VIP High Income Portfolio contributed the majority of the net assets and shareholders, the basis of ac-counting for assets and liabilities and the operating results of the Mentor VIP High Income Portfolio and its performance have been carried forward.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported here-in. Actual results could differ from these estimates.

A. Valuation of Securities
Debt securities are valued at prices provided by an independent pricing serv-ice. In determining a price for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable secu-rities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Securities for which valua-tions are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Otherwise, securities for which valuations are not readily available (including restricted securities) are valued at fair value as deter-mined in good faith according to procedures approved by the Board of Trustees.

Investments in mutual fund shares are valued at net asset value.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Securities pledged as collateral for repurchase agreements are held in a segre-gated account by the custodian on the Fund's behalf. The Fund monitors the ade-quacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. When-issued and Delayed Delivery Transactions
The Fund records when-issued or delayed delivery transactions no later than one business day after the trade date and will segregate with the custodian quali-fying assets having a value sufficient to make payment for the securities pur-chased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying se-curities or if the counterparty does not perform under the contract.

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA High Income Fund
                    Notes to Financial Statements(continued)


D. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

E. Federal Taxes
The Fund intends to comply with the provisions of the Internal Revenue Code ap-plicable to regulated investment companies and to distribute all of its net in-vestment company taxable income and net capital gains, if any, to its share-holders. Accordingly, no provision for federal income or excise tax is re-quired.

F. Distributions
Distributions from net investment income for the Fund are declared and paid an-nually. Distributions from net realized capital gains, if any, are paid at least annually. To the extent that realized capital gains can be offset by cap-ital loss carryovers, it is the Fund's policy not to distribute such gains. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or avail-able capital loss carryovers, as applicable) under income tax regulations.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly owned subsidiary of First Union National Bank ("FUNB"), is the investment advi-sor for the Fund. FUNB is a subsidiary of First Union Corporation ("First Union"). In return for providing investment management services, the Fund pays EIMC a management fee that is computed and paid daily at a rate of 0.70% of the average daily net assets of the Fund.

Prior to November 1, 2000, Mentor Investment Advisors, LLC ("Mentor Advisors"), a subsidiary of First Union, served as the investment advisor to the Fund and was paid by the Fund at the same rate.

During the year ended December 31, 2000, the amount of investment advisory fees waived by the investment advisor was $9,724. The impact of the Fund's annualized expense ratio represented as a percentage of its average net assets was 0.18%.

Evergreen Investment Services ("EIS"), an indirect, wholly owned subsidiary of FUNB, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel. Prior to May 1, 2000, The BISYS Group, Inc. ("BISYS") served as the sub-administrator to the Fund and provided the officers of the Fund. Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

For its services, the Fund pays the administrator a fee at the annual rate of 0.10% of the Fund's average daily net assets. During the year ended December 31, 2000, the Fund paid or accrued $5,237 for administrative services and $64 for sub-administrative services.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly owned subsidiary of FUNB, is the transfer and dividend disbursing agent for the Fund.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $8,256,006 and $7,631,257, respectively, for the year ended December 31, 2000.

On December 31, 2000 the aggregate cost of securities for federal income tax purposes was $4,783,878. The gross unrealized appreciation and depreciation on securities based on that cost was $91,266 and $114,384, respectively, with a net unrealized depreciation of $23,118.

As of December 31, 2000, the Fund had a capital loss carryover for federal in-come tax purposes of $189,217 expiring in 2008.

                        EVERGREEN VARIABLE ANNUITY TRUST
                         Evergreen VA High Income Fund
                    Notes to Financial Statements(continued)


For income tax purposes, capital losses incurred after October 31 within a Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. The Fund has incurred and will elect to defer post Octo-ber losses of $117,502.

5. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the Fund's expenses have been reduced. The Fund received $685 in expense reduc-tions. The impact of the total expense reductions on the Fund's annualized ex-pense ratio represented as a percentage of its average net assets was 0.01%.

6. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of se-curities for prompt delivery, including funding redemption of their shares, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the year ended December 31, 2000, the Fund had no borrowings under this agreement.

8. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain ac-counting practices and disclosures presently used, such as treatment of pay-ments by affiliates, excess expense plan accounting, reporting to multiple-class funds, and certain financial statement disclosures. While some of the Guide's requirements will not be effective until the SEC amends its disclosure and reporting requirements, other requirements are effective presently.

The revised Guide will require the Fund to amortize premium and accrete dis-count on all fixed-income securities and classify gains and losses realized on paydowns on mortgage-backed securities, which are presently included in real-ized gain/loss, as interest income. Adopting these accounting principles will not impact the total net assets of the Fund, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations and affect the presentation of the Fund's Financial Highlights. The Fund has not at this time quantified the im-pact, if any, resulting from the adoption of these accounting changes on the financial statements.

                          Independent Auditors' Report

Board of Trustees and Shareholders
Evergreen VA High Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Evergreen VA High Income Fund as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the years or periods in the two-year period then ended. These financial state-ments and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custodi-an. An audit also includes assessing the accounting principles used and signif-icant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green VA High Income Fund as of December 31, 2000, the results of its opera-tions, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

                                   /s/ KPMG LLP

Boston, Massachusetts
February 2, 2001

                        EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                    Fund at a Glance as of December 31, 2000

"During the year, we concentrated primarily on sector allocations, and secondarily focused on country and regional allocations."


                                   Portfolio
                                   Management

                           [PHOTO OF GILMAN C. GUNN]

                                 Gilman C. Gunn
                               Tenure: August 1998


                            PERFORMANCE & RETURNS/1/
Portfolio Inception Date:                                            8/17/1998
Average Annual Returns
1 year                                                                -5.06%
Since Portfolio Inception                                              9.20%
12-month income dividends per share                                   $0.06
12-month capital gain distributions per share                         $0.50


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

             VA International Growth     Consumer Price Index - US     MSCI

 8/17/98              10,000                       10,000             10,000
 9/30/98               8,550                       10,012              9,696
12/31/98               9,389                       10,031             11,708
 3/31/99               9,289                       10,098             11,879
 6/30/99               9,699                       10,171             12,189
 9/30/99              10,299                       10,275             12,732
12/31/99              12,978                       10,300             14,904
 3/31/00              13,000                       10,471             14,896
 6/30/00              12,676                       10,485             14,315
 9/30/00              12,141                       10,630             13,168
12/31/00              12,323                       10,667             12,824


Comparison of a $10,000 investment in Evergreen VA International Growth Fund/1/ versus a similar investment in the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE) and the Consumer Price Index (CPI).

The MSCI EAFE is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/1/ Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of December 31, 2000 and subject to change.

                        EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                          Portfolio Manager Interview

How did the Fund perform?

The Evergreen VA International Growth Fund surpassed the industry's benchmark for foreign investing, but it nevertheless had negative returns in a challenging period. For the twelve-month period ended December 31, 2000, the Fund returned -5.06%. During the same period, the benchmark MSCI EAFE Index, which reflects the performance in major non-U.S. markets, returned -14.17%.


                                   Portfolio
                                Characteristics
                                ---------------
                               (As of 12/31/2000)

Total Net Assets                                                     $8,764,458
Number of Holdings                                                          150
P/E Ratio                                                                 28.2x


What factors affected performance during the twelve-month period?


Our defensive positioning and balanced strategy of including both growth stocks and value stocks in the portfolio helped us limit damage in a very difficult year for foreign investing. While total return was negative, the Fund outperformed both the EAFE index and most of the competition.

The greatest volatility in the market was in the industries that we de-emphasized, including in the "TMT" industries of technology, media and telecommunications that had been the market leaders in 1999 and early 2000. We also de-emphasized emerging market investments for most of the period.

During the year, we concentrated primarily on sector allocations, and secondarily focused on country and regional allocations. It was a period of market equilibrium, in which sector and company selection was more important than country allocations. We overweighted defensive sectors such as pharmaceuticals, energy, insurance and tobacco.

While we maintained our defensive stance, in the final weeks of the twelve-month period we started to increase modestly our technology holdings when we thought the stock prices had become very attractive. For a similar reason, we raised our emerging market weight exposure to about 10% of the Fund to take advantage of opportunities there.


                                 Top 5 Sectors
                                 -------------
                   (as a percentage of 12/31/2000 net assets)


Financials                                                                29.3%
Consumer Staples                                                          16.4%
Health Care                                                               12.4%
Materials                                                                 10.1%
Energy                                                                     5.6%


What types of investments helped Fund performance?


Our emphasis on the insurance and energy industries was a major factor in the Fund's outperformance of market indices during the year. At the end of the fiscal year, the insurance industry accounted for 7.6% of net assets, while the Fund's energy weighting totaled 5.6% of assets. Conversely, our decision to underweight telecommunications equipment also was a positive factor, as that industry suffered steep losses for the period.

                        EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                          Portfolio Manager Interview

In insurance, we had strong performance from Canadian life insurance companies such as Manulife Financial and Clarica Life Insurance. Our leading energy investments included large, European integrated oil companies such as Total, and smaller, Canadian exploration and production (E&P) firms. These Canadian E&P companies had been selling at very low stock prices at a time when exploration and production activities increased as world oil prices climbed.

Canada, in fact, was the largest contributor to Fund performance by country. In addition to successful investments in insurance and energy in Canada, we had a large position in Sobey's, a major Canadian food retailer with excellent performance. Compared to the international indices, we were overweighted in Canada, with 14.7% of the Fund assets at the end of the fiscal period. In contrast, we were underweighted in Japan and the United Kingdom, two markets that had relatively weak performance in 2000. However, British American Tobacco was a strong performer for the Fund, even though we were underweighted in the UK.


                                Top 10 Holdings
                                ---------------
                   (as a percentage of 12/31/2000 net assets)

BASF AG                                                                    3.1%
Serono SA                                                                  2.4%
British America Tobacco Indonesia Plc                                      2.3%
Interbrew SA                                                               2.2%
Empire Co., Ltd.                                                           2.1%
Nestle SA                                                                  1.9%
Akzo Nobel NV                                                              1.9%
Sumitomo Marine & Fire Insurance Co., Ltd.                                 1.8%
Manulife Financial                                                         1.7%
HSBC Holdings Plc - Hong Kong Exchange                                     1.7%


What is your outlook for 2001?


While the Fund normally does not invest in the United States, events in the U.S. have a major influence on international markets. We believe the decision by the U.S. Federal Reserve in early 2001 to begin reducing short-term interest rates should encourage similar steps by European central bankers, helping to stabilize international economies and to rebuild confidence in foreign markets. As a result, we are moving to take advantage of potentially attractive opportunities created by the volatility of 2000 in industries such as technology and in emerging markets.

In Europe, we anticipate that economic growth in 2001 will be more vigorous than in the United States. Europe is at an earlier stage in the economic cycle. Among the positive factors that could encourage investments in Europe are the reductions in personal and corporate income taxes and the elimination of the capital gains tax in Germany. These tax cuts in Germany total about $57 billion for 2001. We believe these steps should encourage consumer spending in Europe, while unlocking cross-shareholdings in which one German company owns shares of another. Lower taxes also are proposed in France, Italy and other countries using the euro currency.

The trend away from government-sponsored pension funds in Europe and toward tax-advantaged retirement plans similar to 401-k and IRA plans in the United States also should benefit European investments by creating further demand for equities.

                        EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                          Portfolio Manager Interview

Finally, European investment opportunities should be enhanced as companies on the continent continue to increase their efficiency and productivity by cutting costs and focusing on core operations. We believe European companies are about three years behind U.S. companies in the move toward greater productivity, with many of the benefits of greater efficiency still in front of them. Managements in Europe are under great pressure to increase their companies' return on equity.

The outlook for the euro, the European-wide currency, also appears to have improved after the currency fell steadily in value on world exchanges between January 1999 and October 2000. Strength in the euro would also encourage investors to increase their allocations to the continent. In the final weeks of the period, we shifted our cash positions from the U.S. dollar to short-term investments in the euro because of the relative strength of the European currency.

Outside of Europe, the outlook for the Japanese market continues to be uncertain. While conditions are changing in Japan, they are changing faster and better elsewhere in the world. As a result, we expect we will continue to underweight investments in Japan.

                        EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                     Year Ended December 31,
                                                     --------------------------
                                                      2000    1999 #  1998 (a)#
Net asset value, beginning of period................ $12.72   $ 9.39   $10.00
                                                     ------   ------   ------
 .........................................................................
Income from investment operations
 .........................................................................
Net investment income...............................   0.10     0.09     0.03
 .........................................................................
Net realized and unrealized gains or losses on
 securities and foreign currency related
 transactions.......................................  (0.74)    3.48    (0.64)
                                                     ------   ------   ------
 .........................................................................
Total from investment operations....................  (0.64)    3.57    (0.61)
                                                     ------   ------   ------
 .........................................................................
Distributions to shareholders from
 .........................................................................
Net investment income...............................  (0.06)   (0.14)       0
 .........................................................................
Net realized gains..................................  (0.50)   (0.10)       0
                                                     ------   ------   ------
 .........................................................................
Total distributions.................................  (0.56)   (0.24)       0
                                                     ------   ------   ------
 .........................................................................
Net asset value, end of period...................... $11.52   $12.72   $ 9.39
                                                     ------   ------   ------
 .........................................................................
Total return*.......................................  (5.06%)  38.22%   (6.10%)
 .........................................................................
Ratios and supplemental data
 .........................................................................
Net assets, end of period (thousands)............... $8,764   $3,782   $1,425
 .........................................................................
Ratios to average net assets
 .........................................................................
 Expenses++.........................................   1.02%    1.03%    1.02%+
 .........................................................................
 Net investment income..............................   1.14%    0.87%    1.05%+
 .........................................................................
Portfolio turnover rate.............................    127%     144%      59%
 .........................................................................

(a) For the period from August 17, 1998 (commencement of operations) to December 31, 1998.
* Total return does not reflect charges attributable to your insurance company's separate account.
+   Annualized.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
# Net investment income is based on average shares outstanding during the pe-riod.

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                            Schedule of Investments
                               December 31, 2000

                                               Country      Shares     Value
COMMON STOCKS - 88.9%
CONSUMER DISCRETIONARY - 4.9%
Automobiles - 1.0%
  Peugeot SA............................... France               250 $   56,880
  Toyota Motor Corp. ...................... Japan              1,000     31,928
                                                                     ----------
                                                                         88,808
                                                                     ----------
Distributors - 0.1%
  Mitsubishi Corp. ........................ Japan              1,000      7,365
                                                                     ----------
Household Durables - 0.4%
  Electrolux AB............................ Sweden             2,800     36,339
                                                                     ----------
Media - 1.8%
  Aegis Group Plc.......................... United Kingdom    10,400     21,461
  Edipresse SA............................. Switzerland           32     10,029
  Grupo Televisa SA, ADR*.................. Mexico             1,000     44,937
  Quebecor, Inc., Class B.................. Canada             1,692     28,194
  Springer Axel Verl....................... Germany              160     15,625
  Telegraaf Holdings NV.................... Netherlands        1,672     33,912
                                                                     ----------
                                                                        154,158
                                                                     ----------
Specialty Retail - 1.6%
  Castorama Dubois Investissement SA....... France               331     85,783
  Toys "R" Us Japan*....................... Japan                500     57,296
                                                                     ----------
                                                                        143,079
                                                                     ----------
CONSUMER STAPLES - 16.4%
Beverages - 4.9%
  Al-Ahram Beverage Co. SAE, GDR........... Egypt              4,072     56,306
  Diageo Plc............................... United Kingdom     7,800     87,475
  Fomento Economico Mexicano ADR ("Femsa"),
   Ser. B.................................. Mexico             1,431     42,751
  Interbrew SA............................. Belgium            5,600    195,192
  Pernod-Ricard SA......................... France               666     45,965
                                                                     ----------
                                                                        427,689
                                                                     ----------
Food & Drug Retailing - 3.4%
  Empire Co., Ltd. ........................ Canada             8,463    186,713
  Sobeys, Inc. ............................ Canada             6,858    114,277
                                                                     ----------
                                                                        300,990
                                                                     ----------
Food Products - 3.4%
  Groupe Danone............................ France               295     44,487
  Grupo Industrial Bimbo, Ser. A........... Mexico            11,000     15,445
  Lindt & Spruengli, Ltd.*................. Switzerland           51     29,261
  Nestle SA................................ Switzerland           73    170,239

                        EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                               Country      Shares     Value
COMMON STOCKS - continued
CONSUMER STAPLES - continued
Food Products - continued
  Souza Cruz CIA SA........................ Brazil             8,400 $   37,046
  Tiger Brands, Ltd. ...................... South Africa         100        859
                                                                     ----------
                                                                        297,337
                                                                     ----------
Household Products - 1.0%
  Kao Corp. ............................... Japan              3,000     87,124
                                                                     ----------
Tobacco - 3.7%
  Austria Tabak............................ Austria              768     42,584
  British America Tobacco Indonesia Plc.... United Kingdom    26,100    198,942
  Swedish Match Co. AB..................... Sweden            21,180     82,575
                                                                     ----------
                                                                        324,101
                                                                     ----------
ENERGY - 5.6%
Oil & Gas - 5.6%
  Anderson Exploration, Ltd.*.............. Canada               679     15,410
  BP Amoco................................. United Kingdom     2,461     19,872
  BP Amoco Plc, ADR........................ United Kingdom       300     14,362
  Canadian Natural Resources, Ltd. ........ Canada               473     13,084
  ENI SpA.................................. Italy             12,077     77,114
  Fletcher Challenge, Ltd. ................ New Zealand       22,900     86,639
  Gulf Canada Resource, Ltd. .............. Canada             5,923     30,201
  Nexen, Inc. ............................. Canada             1,840     45,378
  Petro-Canada............................. Canada             2,360     60,011
  Repsol-YPF SA............................ Spain              2,073     33,130
  Shell Transportation & Trading Co. Plc... United Kingdom     2,308     18,947
  Total Fina Elf SA, Class B............... France               515     76,600
                                                                     ----------
                                                                        490,748
                                                                     ----------
FINANCIALS - 28.7%
Banks - 5.2%
  Banco Bilbao Vizcaya SA*................. Spain              3,104     46,197
  Banque Nationale de Paris................ France               375     32,924
  Barclays Bank Plc........................ United Kingdom     3,245    100,539
  DBS Group Holdings, Ltd. ................ Singapore          3,144     35,579
  Deutsche Bank AG......................... Germany              365     30,678
  Dexia Belgium (Credit Communal).......... Belgium               41      7,415
  UBS AG................................... Switzerland          100     16,318
  Uniao de Bancos Brasileiros SA, GDR
   ("Unibanco")............................ Brazil             2,000     58,875
  Unicredito Italiano ORD.................. Italy              7,525     39,357
  Verwalt & Private Bank................... Switzerland           60     12,585
  Wing Hang Bank, Ltd. .................... Hong Kong         21,300     77,011
                                                                     ----------
                                                                        457,478
                                                                     ----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                               Country      Shares     Value
COMMON STOCKS - continued
FINANCIALS - continued
Diversified Financials - 6.7%
  Brascan Corp. ........................... Canada             7,820 $  114,410
  Close Brothers Group Plc................. United Kingdom     2,204     37,175
  Collins Stew Holdings*................... United Kingdom     1,100      6,990
  Fortis (NL) NV........................... Netherlands        3,351    108,872
  Garban Plc............................... United Kingdom     3,881     17,990
  HSBC Holdings Plc ( London Exchange)..... United Kingdom     3,375     49,709
  HSBC Holdings Plc - Hong Kong Exchange... United Kingdom     9,750    145,006
  Hutchison Whampoa, Ltd. ................. Hong Kong          4,300     53,614
  Noranda, Inc. ........................... Canada             3,999     39,849
  Takefuji Corp. .......................... Japan                200     12,596
                                                                     ----------
                                                                        586,211
                                                                     ----------
Insurance - 14.4%
  Allianz AG............................... Germany              217     81,220
  Assicurazioni Generali SpA............... Italy                562     22,322
  AXA...................................... France               529     76,496
  Chubb Corp. ............................. United Kingdom     4,425     10,454
  Clarica Life Insurance Co................ Canada             2,198     61,458
  Dai Tokyo Fire & Marine Insurance Co..... Japan              1,000      2,983
  Fairfax Financial Holdings, Ltd. *....... Canada               950    144,688
  Industrial Alliance Life Insurance Co.
   *....................................... Canada             3,076     83,343
  Manulife Financial Corp. ................ Canada             4,800    150,210
  Mitsui Marine & Fire Insurance Co.,
   Ltd..................................... Japan             22,000    126,050
  Munchener Ruckvers....................... Germany               92     32,919
  Nippon Fire & Marine Insurance Co........ Japan              9,000     31,491
  Prudential Corp. Plc..................... United Kingdom     3,572     57,525
  Ras ORD.................................. Italy              3,125     48,740
  Royal & Sun Alliance Insurance Group,
   Plc0.................................... United Kingdom    13,192    113,030
  Sumitomo Marine & Fire Insurance Co.,
   Ltd. ................................... Japan             24,000    154,724
  Zurich Financial Services Group.......... Switzerland          104     62,686
                                                                     ----------
                                                                      1,260,339
                                                                     ----------
Real Estate - 2.4%
  British Land Co. Plc..................... United Kingdom    14,871    105,624
  Brookfield Properties Corp............... Canada             4,409     77,583
  Cheung Kong Holdings, Ltd................ Hong Kong          2,000     25,578
                                                                     ----------
                                                                        208,785
                                                                     ----------
HEALTH CARE - 12.4%
Health Care Equipment & Supplies - 0.4%
  Fresenius Medical Care AG, ADR........... Germany              600     16,313
  Terumo Corp.............................. Japan              1,000     21,868
                                                                     ----------
                                                                         38,181
                                                                     ----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                               Country      Shares     Value
COMMON STOCKS - continued
HEALTH CARE - continued
Health Care Providers & Services - 0.5%
  Cochlear, Ltd. .......................... Australia          1,548 $   31,416
  Sonic Healthcare, Ltd. .................. Australia          3,100     15,108
                                                                     ----------
                                                                         46,524
                                                                     ----------
Pharmaceuticals - 11.5%
  Aventis SA, Class A...................... France               495     43,459
  Chugai Pharmaceutical Co., Ltd........... Japan              3,000     49,860
  CSL, Ltd................................. Australia          2,200     47,808
  GlaxoSmithKline Plc...................... United Kingdom     3,529     99,734
  Merck KGaA............................... Germany            1,378     60,815
  Novartis AG.............................. Switzerland           64    113,123
  Pharmacia Corp........................... United States      1,150     69,812
  Roche Holdings AG........................ Switzerland           10    101,857
  Sanofi Synthelabo........................ France               432     28,801
  Schering AG.............................. Germany            1,149     65,274
  Serono SA................................ Switzerland          215    206,922
  SkyePharma Plc........................... United Kingdom    17,800     16,768
  Yamanouchi Pharmaceutical Co., Ltd....... Japan              2,000     86,424
  Zeneca Grp............................... United Kingdom       300     15,140
                                                                     ----------
                                                                      1,005,797
                                                                     ----------
INDUSTRIALS - 3.7%
Aerospace & Defense - 0.4%
  Bombardier, Inc., Class B................ Canada             1,100     16,973
  Embraer Empresa Brasileira de Aeronautica
   SA, ADR................................. Brazil               400     15,900
                                                                     ----------
                                                                         32,873
                                                                     ----------
Commercial Services & Supplies - 1.1%
  ISS International Services Sys. ......... Denmark            1,400     95,357
                                                                     ----------
Electrical Equipment - 0.4%
  Makita Corp. ............................ Japan              3,000     20,994
  Matsushita Electric Works, Ltd. ......... Japan              1,000     11,345
                                                                     ----------
                                                                         32,339
                                                                     ----------
Industrial Conglomerates - 1.3%
  Billabong International*................. Australia          4,900     11,545
  Compagnie de Saint Gobain................ France               399     62,681
  Kidde Plc................................ United Kingdom     4,425      4,764
  Marine-Wendel SA......................... France               123     10,395
  Nitto Kohki Co., Ltd. ................... Japan                600     12,229
  Smiths Industries Plc.................... United Kingdom     1,208     14,595
                                                                     ----------
                                                                        116,209
                                                                     ----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                Country      Shares     Value
COMMON STOCKS - continued
INDUSTRIALS -  continued
Machinery - 0.5%
  Assa Abloy AB, Ser. B..................... Sweden               880 $   17,201
  Fanuc, Ltd. .............................. Japan                400     27,187
                                                                      ----------
                                                                          44,388
                                                                      ----------
INFORMATION TECHNOLOGY - 4.2%
Communications Equipment - 2.8%
  Alcatel................................... France               487     27,666
  Ericsson LM Telephone, Ser. B............. Sweden             2,989     34,041
  Nokia Corp., ADR.......................... Finland            1,600     69,600
  Nokia Oyj................................. Finland            1,797     80,151
  Nortel Networks Corp. .................... Canada               978     31,453
                                                                      ----------
                                                                         242,911
                                                                      ----------
Electronic Equipment & Instruments - 0.8%
  Koninklijke Philips Electronics NV........ Netherlands        1,090     39,937
  Kyocera Corp. ............................ Japan                300     32,724
                                                                      ----------
                                                                          72,661
                                                                      ----------
Software - 0.6%
  Computershare, Ltd. ...................... Australia            600      2,880
  Logica Plc................................ United Kingdom     1,970     51,551
                                                                      ----------
                                                                          54,431
                                                                      ----------
MATERIALS - 10.1%
Chemicals - 6.0%
  Akzo Nobel NV............................. Netherlands        3,117    167,417
  Asahi Chemical Industrial Co., Ltd. ...... Japan             10,300     59,284
  BASF AG................................... Germany            6,031    272,792
  Bayer AG.................................. Germany              440     23,083
  Nippon Shokubai Co. ...................... Japan              1,000      3,831
  Syngenta AG............................... Switzerland           71      3,811
                                                                      ----------
                                                                         530,218
                                                                      ----------
Construction Materials - 1.9%
  Cemex SA de CV, ADR, Ser. B............... Mexico             2,900     52,381
  Holderbank Financiere Glarus AG........... Switzerland           56     67,370
  Lafarge SA................................ France               547     45,868
                                                                      ----------
                                                                         165,619
                                                                      ----------
Metals & Mining - 0.3%
  Anglo-American Plc........................ South Africa         264     14,269
  Remgro, Ltd............................... South Africa       1,330      9,052
                                                                      ----------
                                                                          23,321
                                                                      ----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                              Country      Shares      Value
COMMON STOCKS - continued
MATERIALS - continued
Paper & Forest Products - 1.9%
  Aracruz Celulose SA, ADR................ Brazil               400 $     5,975
  Sappi, Ltd.............................. South Africa      14,615     104,490
  Timberwest Forest Corp.................. Canada             1,293       9,351
  UPM-Kymmene Oyj......................... Finland            1,315      45,131
                                                                    -----------
                                                                        164,947
                                                                    -----------
TELECOMMUNICATION SERVICES - 2.4%
Diversified Telecommunication Services -
  2.4%
  Colt Telecom Group Plc *................ United Kingdom     1,004      21,618
  Deutsche Telekom........................ Germany              572      17,241
  France Telecom SA....................... France               177      15,282
  Tecnost SpA............................. Italy             10,778      28,591
  Tele Norte Leste Participacoes SA, ADR.. Brazil             3,000      68,438
  Telecom Italia Mobile SpA ("Tim")....... Italy              1,819      14,518
  Telefonica SA *......................... Spain              2,855      47,183
                                                                    -----------
                                                                        212,871
                                                                    -----------
UTILITIES - 0.5%
Electric Utilities - 0.2%
  Korea Electric Power Corp., ADR......... Korea              1,200      12,300
                                                                    -----------
Multi-Utilities - 0.3%
  Suez Lyonnaise des Eaux SA.............. France               160      29,222
                                                                    -----------
    Total Common Stocks (cost
     $7,191,290)..........................                            7,790,720
                                                                    -----------
PREFERRED STOCKS - 1.5%
FINANCIALS - 0.6%
Banks - 0.6%
  Banco Bradesco SA....................... Brazil         8,120,882      56,614
                                                                    -----------
                                                                         56,614
                                                                    -----------
INDUSTRIALS - 0.9%
Aerospace & Defense - 0.9%
  Embraer Empresa Brasileira de
   Aeronautica SA, ADR.................... Brazil             8,000      74,667
                                                                    -----------
    Total Preferred Stocks (cost
     $70,957).............................                              131,281
                                                                    -----------
SHORT-TERM INVESTMENTS - 4.3%
MUTUAL FUND SHARES - 4.3%
  Evergreen Select Money Market Fund (cost
   $375,544) o............................ United States    375,544     375,544
                                                                    -----------
Total Investments - (cost $7,637,791) - 94.7%......................   8,297,545
Other Assets and Liabilities - 5.3%................................     466,913
                                                                    -----------
Net Assets - 100.0%................................................ $ 8,764,458
                                                                    ===========

                        EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                       Schedule of Investments(continued)
                               December 31, 2000

At December 31, 2000, the Fund had forward foreign exchange contracts outstand-ing as follows:

Forward Foreign Currency Exchange Contracts to Buy:

   Exchange      Contracts        U.S. Value at       In Exchange     Unrealized
     Date       to Receive      December 31, 2000     for U.S. $         Gain
   --------     -----------     -----------------     -----------     ----------
   3/22/2001    236,508 EUR         $222,860           $215,000         $7,860

Forward Foreign Currency Exchange Contracts to Sell:

   Exchange      Contracts        U.S. Value at     In Exchange   Unrealized
     Date        to Deliver     December 31, 2000    for U.S.$    Gain (Loss)
   --------    --------------   -----------------   -----------   -----------
   1/16/2001      488,566 CAD       $325,775         $323,000       $(2,775)
   3/22/2001   23,900,475 JPY        211,902          215,000         3,098

*  Non-income producing security.
o The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union National Bank.

Summary of Abbreviations
ADR American Depository Receipt
CAD Canadian Dollar
EUR Eurodollar
GDR Global Depository Receipt
JPY Japanese Yen

                        EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                       Schedule of Investments(continued)
                               December 31, 2000


At December 31, 2000, the Fund held investments in the following countries (un-audited):

                                   Percentage of
                     Market Value Portfolio Assets
                     ------------ ----------------
     United Kingdom   $1,229,271        14.8%
     Canada            1,222,585        14.7%
     Japan               837,302        10.1%
     Switzerland         794,201         9.6%
     France              682,509         8.2%
     Germany             615,960         7.4%
     United States       445,355         5.4%
     Netherlands         350,138         4.2%
     Brazil              317,515         3.8%
     Italy               230,643         2.8%
     Belgium             202,607         2.5%
     Finland             194,882         2.3%
     Sweden              170,156         2.1%
     Hong Kong           156,203         1.9%
     Mexico              155,515         1.9%
     South Africa        128,670         1.6%
     Spain               126,510         1.5%
     Australia           108,758         1.3%
     Denmark              95,357         1.2%
     New Zealand          86,639         1.0%
     Egypt                56,306         0.7%
     Austria              42,584         0.5%
     Singapore            35,579         0.4%
     Korea                12,300         0.1%
                      ----------       ------
                      $8,297,545       100.0%
                      ==========       ======


                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                      Statement of Assets and Liabilities
                               December 31, 2000

--------------------------------------------------------------------------------

Assets
 Identified cost of securities.....................................  $7,637,791
 Net unrealized gains on securities................................     659,754
--------------------------------------------------------------------------------
 Market value of securities........................................   8,297,545
 Foreign currency, at value (cost $419,621)........................     442,868
 Receivable for securities sold....................................      69,147
 Receivable for Fund shares sold...................................      29,386
 Dividends and interest receivable.................................      12,087
 Unrealized gains on forward foreign currency exchange contracts...      10,958
 Receivable from investment advisor................................       2,091
--------------------------------------------------------------------------------
 Total assets......................................................   8,864,082
--------------------------------------------------------------------------------
Liabilities
 Payable for securities purchased..................................      83,393
 Unrealized losses on forward foreign currency exchange contracts..       2,775
 Due to other related parties......................................          94
 Accrued expenses and other liabilities............................      13,362
--------------------------------------------------------------------------------
 Total liabilities.................................................      99,624
--------------------------------------------------------------------------------
Net assets.........................................................  $8,764,458
--------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital...................................................  $8,404,809
 Undistributed net investment income...............................      11,583
 Accumulated net realized losses on securities and foreign currency
  related transactions.............................................    (343,075)
 Net unrealized gains on securities and foreign currency related
  transactions.....................................................     691,141
--------------------------------------------------------------------------------
Total net assets...................................................  $8,764,458
--------------------------------------------------------------------------------
Shares outstanding.................................................     760,799
--------------------------------------------------------------------------------
Net asset value per share..........................................  $    11.52
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                            Statement of Operations
                          Year Ended December 31, 2000

--------------------------------------------------------------------------------
Investment income
 Dividends (net of foreign withholding taxes of $9,685).............  $ 109,428
 Interest...........................................................     31,757
--------------------------------------------------------------------------------
Total investment income.............................................    141,185
--------------------------------------------------------------------------------
Expenses
 Advisory fee.......................................................     43,602
 Administrative services fees.......................................      6,588
 Transfer agent fee.................................................        259
 Trustees' fees and expenses........................................        130
 Printing and postage expenses......................................      1,782
 Custodian fee......................................................     36,119
 Professional fees..................................................     11,434
 Other..............................................................        238
--------------------------------------------------------------------------------
 Total expenses.....................................................    100,152
 Less: Expense reductions...........................................     (1,307)
   Fee waivers......................................................    (32,809)
--------------------------------------------------------------------------------
 Net expenses.......................................................     66,036
--------------------------------------------------------------------------------
 Net investment income..............................................     75,149
--------------------------------------------------------------------------------
Net realized and unrealized losses on securities and foreign currency related transactions
 Net realized losses on:
 Securities.........................................................   (198,588)
 Foreign currency related transactions..............................       (522)
--------------------------------------------------------------------------------
 Net realized losses on securities and foreign currency related
  transactions......................................................   (199,110)
--------------------------------------------------------------------------------
 Net change in unrealized gains or losses on securities and foreign
  currency related transactions.....................................   (131,239)
--------------------------------------------------------------------------------
 Net realized and unrealized losses on securities and foreign
  currency related transactions.....................................   (330,349)
--------------------------------------------------------------------------------
 Net decrease in net assets resulting from operations...............  $(255,200)
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                      Statements of Changes in Net Assets

                                                      Year Ended December 31,
                                                      ------------------------
                                                         2000         1999
-------------------------------------------------------------------------------
Operations
 Net investment income............................... $    75,149  $    20,007
 Net realized gains or losses on securities and
  foreign currency related transactions..............    (199,110)     271,364
 Net change in unrealized gains or losses on
  securities and foreign currency related
  transactions.......................................    (131,239)     696,814
-------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting
  from operations....................................    (255,200)     988,185
-------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income...............................     (42,946)     (41,012)
 Net realized gains..................................    (265,192)     (29,759)
-------------------------------------------------------------------------------
 Total distributions to shareholders.................    (308,138)     (70,771)
-------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold...........................   5,462,842    1,656,976
 Payment for shares redeemed.........................    (225,103)    (287,841)
 Net asset value of shares issued in reinvestment of
  distributions......................................     308,138       70,772
-------------------------------------------------------------------------------
  Net increase in net assets resulting from capital
   share transactions................................   5,545,877    1,439,907
-------------------------------------------------------------------------------
   Total increase in net assets......................   4,982,539    2,357,321
Net assets
 Beginning of period.................................   3,781,919    1,424,598
-------------------------------------------------------------------------------
 End of period....................................... $ 8,764,458  $ 3,781,919
-------------------------------------------------------------------------------
Undistributed net investment income.................. $    11,583  $     1,976
-------------------------------------------------------------------------------
Other information:
Share increase (decrease)
 Shares sold.........................................     456,226      166,805
 Shares redeemed.....................................     (19,508)     (27,055)
 Shares issued in reinvestment of distributions......      26,689        5,974
-------------------------------------------------------------------------------
 Net increase in shares..............................     463,407      145,724
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                         Notes to Financial Statements


1. ORGANIZATION

The Evergreen VA International Growth Fund (the "Fund") is a diversified series of Evergreen Variable Annuity Trust (the "Trust"), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insur-ance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported here-in. Actual results could differ from these estimates.

A. Valuation of Securities
Equity securities for which exchange quotations are readily available are val-ued at the last reported sale price, or if no sale price is available, are val-ued at the mean between the last reported bid and asked price. Foreign securi-ties are valued at the last sale price on the exchange where the security is primarily traded, or if no sale price is available, securities are valued at the mean between the bid and asked price. Securities for which market quota-tions are not readily available (including restricted securities) are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

Investments in mutual fund shares are valued at net asset value.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Securities pledged as collateral for repurchase agreements are held in a segre-gated account by the custodian on the Fund's behalf. The Fund monitors the ade-quacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Foreign Currency
The books and records of the Fund are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains or losses resulting from changes in foreign currency exchange rates is a component of net unrealized gains or losses on se-curities and foreign currency related transactions. Net realized foreign cur-rency gain or loss on foreign currency related transactions includes foreign currency gains and losses between trade date and settlement date on investment securities transactions, gains and losses from foreign currency related trans-actions and the difference between the amounts of interest and dividends re-corded on the books of the Fund and the amount actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is in-cluded in realized gain or loss on securities.

D. Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain assets or liabilities denominated in a foreign currency. Forward contracts are recorded at the forward rate and marked-to-market

                        EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                    Notes to Financial Statements(continued)

daily. Realized gains and losses arising from such transactions are included in net realized gain or loss on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward con-tracts involve elements of market risk in excess of the amount reflected in the Fund's Statement of Assets and Liabilities.

E. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date there-after when the Fund is made aware of the dividend. Foreign income and capital gains realized on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

F. Federal Taxes
The Fund intends to comply with the provisions of the Internal Revenue Code ap-plicable to regulated investment companies and to distribute all of its net in-vestment company taxable income and net capital gains, if any, to its share-holders. Accordingly, no provision for federal income or excise tax is re-quired.

G. Distributions
Distributions from net investment income for the Fund are declared and paid an-nually. Distributions from net realized capital gains, if any, are paid at least annually. To the extent that realized capital gains can be offset by cap-ital loss carryovers, it is the Fund's policy not to distribute such gains. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or avail-able capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to passive foreign investment companies.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly owned subsidiary of First Union National Bank ("FUNB"), is the investment advi-sor for the Fund. FUNB is a subsidiary of First Union Corporation ("First Union"). In return for providing investment management services, the Fund pays EIMC a management fee that is computed and paid daily by applying percentage rates, starting at 0.66% and declining to 0.36% per annum as net assets in-crease, to the average daily net assets of the Fund.

During the year ended December 31, 2000, the amount of investment advisory fees waived by the investment advisor was $32,809. The impact on the Fund's annualized expense ratio represented as a percentage of its average net assets was 0.50%.

Evergreen Investment Services ("EIS"), an indirect, wholly owned subsidiary of FUNB, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel. Prior to May 1, 2000, The BISYS Group, Inc. ("BISYS") served as the sub-administrator to the Fund and provided the officers of the Fund. Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

For its services, the Fund pays the administrator a fee at the annual rate of 0.10% of the Fund's average daily net assets. During the year ended December 31, 2000, the Fund paid or accrued $6,544 for administrative services and $44 for sub-administrative services.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly owned subsidiary of FUNB, is the transfer and dividend disbursing agent for the Fund.

                        EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                    Notes to Financial Statements(continued)


4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $12,402,036 and $7,784,831, respectively, for the year ended December 31, 2000.

On December 31, 2000 the aggregate cost of securities for federal income tax purposes was $7,722,484. The gross unrealized appreciation and depreciation on securities based on that cost was $935,125 and $360,064, respectively, with a net unrealized appreciation of $575,061.

For income tax purposes, capital losses incurred after October 31 within a Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. The Fund has incurred and will elect to defer post Octo-ber losses of $250,787.

5. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the Fund's expenses have been reduced. The Fund received $1,307 in expense re-ductions. The impact of the total expense reductions on the Fund's annualized expense ratio represented as a percentage of its average net assets was 0.02%.

6. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of se-curities for prompt delivery, including funding redemption of their shares, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the year ended December 31, 2000, the Fund had no borrowings under this agreement.

8. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain ac-counting practices and disclosures presently used, such as treatment of pay-ments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement disclosures. While some of the Guide's requirements will not be effective until the SEC amends its disclosure and reporting requirements, other requirements are effective presently. Adopt-ing these requirements will not have a material impact on the Fund's financial statements.

                          Independent Auditors' Report

Board of Trustees and Shareholders
Evergreen VA International Growth Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Evergreen VA International Growth Fund as of De-cember 31, 2000, and the related statement of operations for the year then end-ed, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and fi-nancial highlights are the responsibility of the Fund's management. Our respon-sibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custo-dian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green VA International Growth Fund as of December 31, 2000, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles gen-erally accepted in the United States of America.

                                   /s/ KPMG LLP

Boston, Massachusetts
February 2, 2001

                        EVERGREEN VARIABLE ANNUITY TRUST
                     Evergreen VA International Growth Fund
                       Additional Information (unaudited)

FEDERAL TAX STATUS OF DISTRIBUTIONS

Pursuant to section 852 of the Internal Revenue Code, the Fund has designated $126,181, or $0.176 per share, as long-term capital gain distributions for the year ended December 31, 2000.

For corporate shareholders, 4.60% of ordinary income dividends paid during the fiscal year ended December 31, 2000 qualified for the dividends received deduc-tion.

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                    Fund at a Glance as of December 31, 2000

"During the twelve months, we maintained our investment approach of seeking great companies with outstanding business prospects that were selling at attractive valuations."

--------------------------------------------------------------------------------
                            PERFORMANCE & RETURNS/1/
--------------------------------------------------------------------------------

Portfolio Inception Date:                                            1/29/1999
Average Annual Returns
1 year                                                                 -3.06%
Since Portfolio Inception                                              11.75%
12-month capital gain distributions per share                          $1.15


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

            VA Masters Fund   Consumer Price Index - US   S & P 400   S&P 500

 1/31/99         10,000                 10,000              10,000     10,000
 3/31/99          9,860                 10,043               9,742     10,076
 6/30/99         10,840                 10,116              11,112     10,786
 9/30/99         10,360                 10,219              10,182     10,112
12/31/99         12,759                 10,243              11,932     11,616
 3/31/00         13,531                 10,414              13,445     11,883
 6/30/00         13,427                 10,427              13,002     11,567
 9/30/00         13,511                 10,572              14,588     11,455
12/31/00         12,378                 10,609              14,027     10,559


Comparison of a $10,000 investment in Evergreen VA Masters Fund/1/ versus a similar investment in the Standard & Poor's 500 Index (S&P 500), the Standard and Poor's 400 Mid-Cap Index (S&P 400) and the Consumer Price Index (CPI).

The S&P 500 and the S&P 400 are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/1/Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risks of failure.

All data is as of December 31, 2000 and subject to change.

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Masters Fund
                          Portfolio Manager Interview

How did the Fund perform?

For the twelve-month period ended December 31, 2000, the Evergreen VA Masters Fund returned -3.06%. For the same period, the S&P 500 and the S&P 400 Mid-Cap returned -9.10% and 17.50%, respectively.

The Evergreen VA Masters Fund is composed of four separate portfolio segments, each managed by a different sub-advisor. Together these portfolio segments provide a diversified growth fund. Each investment advisor brings a unique investment approach to the Fund. As a result, the Fund has the potential to benefit from various investment methods and styles.


                                   Portfolio
                                Characteristics
                                ---------------
                               (As of 12/31/2000)

Total Net Assets                                                    $37,267,633
Number of Holdings                                                          566
P/E Ratio                                                                 22.1x


                                 Top 5 Sectors
                                 -------------
                   (as a percentage of 12/31/2000 net assets)

Information Technology                                                    22.9%
Energy                                                                    14.3%
Financials                                                                13.0%
Industrials                                                               12.8%
Health Care                                                               12.0%


                                Top 10 Holdings
                                ---------------
                   (as a percentage of 12/31/2000 net assets)

Citrix Systems, Inc.                                                       2.0%
General Electric Co.                                                       1.8%
VeriSign, Inc.                                                             1.8%
American Tower Systems Corp., Class A                                      1.6%
Checkfree Corp.                                                            1.5%
Noble Drilling Corp.                                                       1.5%
CSG Systems International, Inc.                                            1.5%
Internet Security Systems, Inc                                             1.4%
Transocean Sedco Forex, Inc.                                               1.4%
Newfield Exploration Co.                                                   1.3%

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Masters Fund
                          Portfolio Manager Interview*

Evergreen Investment Management Co.


                                   Portfolio
                                  Management
                                  ----------

                          [PHOTO OF IRENE D. O'NEILL]

                              Irene D. O'Neill, CFA
                               Tenure: March 2000

                         [PHOTO OF PHILIP M. FOREMAN]

                          Philip M. Foreman, CFA, CFP
                               Tenure: March 2000


During the fiscal year ended December 31, 2000, the market environment for mid-cap value stocks changed dramatically. For approximately the first six months of the period, defensive stocks were out of favor with investors, as earnings-momentum stocks--particularly those in the technology area--took the lead. When it appeared that the Federal Reserve Board's interest-rate increases would slow the economy, investors began selling their growth shares and turned their attention to defensive stocks. Because defensive stocks tend to have stable earnings throughout economic cycles, they performed well as the economy slowed.

During the twelve months, we maintained our investment approach of seeking great companies with outstanding business prospects that were selling at attractive valuations. Early in the period, we built up the technology portion of the portfolio. At first we favored semiconductor stocks because we expected them to benefit from the build-out of the cellular telephone industry. When we felt that semiconductor stocks had become fully valued, we reduced the portfolio's position in that area of the market and invested in selected software companies that we believe have the potential to perform well over the long term and that are more defensive than semiconductor companies.

For much of the period, we took a defensive approach in managing the portfolio. We sought opportunities in sectors that tend to perform well in virtually any economic environment and in areas that had not participated in the stock market's upward momentum during 1999. We favored companies in the utility, oilfield services and financial areas of the market.

As we moved into the final months of 2000, weakening economic data began to indicate rapid deceleration in the pace of U.S. growth. Consumer and business spending, housing construction and automobile sales were just some of the areas that showed weakness. Given this economic environment, we believed that the Federal Reserve Board, which had raised interest rates five times in 1999 and 2000, would begin lowering rates early in 2001 in order to stimulate economic growth. As a result, in the fourth quarter, we reduced the defensive stocks in the portfolio--many of which had produced strong gains--and began favoring companies that we believed should do well in a declining interest-rate environment.

We raised the portfolio's exposure to financial, cyclical technology, consumer cyclical and retail companies. For example, in the financial area we added Countrywide Credit, Lehman Brothers and Bank United to the portfolio. At the end of the twelve-month period, financial stocks composed 22% of our portfolio and were the largest sector weighting. Financial stocks were strong contributors to performance, with some companies gaining 30% or more.


* This discussion represents the Evergreen team's portion of the Evergreen VA Masters Fund portfolio.

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Masters Fund
                          Portfolio Manager Interview*

At 19% of net assets, technology stocks accounted for the portfolio's second largest sector weighting. The prices of many technology stocks continued to be volatile, and some of the portfolio's holdings--particularly telecommunications companies--detracted from performance. Virtually all technology stocks were hit hard in the stock market downturn. However, we believed that the sharp declines of some individual companies were unjustified. Therefore, we purchased additional shares of some companies that were already in the portfolio. We also invested in new technology companies. In general, we are now focused on cyclical companies that we believe will benefit from a turnaround in the economy. Over the past year, many technology companies suffered because of cutbacks in capital spending and a slowdown in sales of consumer electronics. Over time, however, we believe that both corporate and consumer demand for leading-edge technology products will increase. In the cyclical technology area we favored semi-conductor and electronic manufacturing services companies.

Consumer cyclical stocks made up 13.5% of the portfolio at year-end. In this sector, we emphasized building products stocks and retailers. Companies that produce building products generally benefit from a pick-up in housing construction during periods of economic expansion. At the end of the twelve-month period, retail stocks were 5% of portfolio assets. Radio Shack, a company that sells electronics products, and Tiffany Company, a high-end jeweler are just two of the retailers that we added to the portfolio. We believe such companies will benefit from an increase in consumer discretionary spending as economic growth picks up.

As we move into 2001, the Federal Reserve Board has already trimmed interest rates by 1%, and we expect that more interest-rate cuts will follow. Lower interest rates not only spur economic growth, they also have the effect of boosting corporate profits and ultimately stock prices. Stocks generally rise six to nine months before corporate earnings growth improves. While we think that the recent turbulence in the market may continue in the short term, we view such turbulence as an opportunity to purchase shares of outstanding companies at attractive prices. There continues to be good value in the mid-cap sector of the market, especially among the cyclical areas that we have emphasized. We believe the portfolio is well positioned to take advantage of a more positive economic environment in the months ahead.


* This discussion represents the Evergreen team's portion of the Evergreen VA Masters Fund portfolio.

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Masters Fund
                          Portfolio Manager Interview*

MFS Institutional Advisors, Inc.


                                   Portfolio
                                  Management
                                  ----------

                             [PHOTO OF MARK REGAN]

                                 Mark Regan, MFS
                              Tenure: January 1999


Over the past year, the most important drivers of performance have been our energy investments in deep-water drilling and natural gas exploration and production companies. In addition, internet infrastructure stocks such as Network Solutions, which was acquired by VeriSign, were strong contributors. Performance was also helped by reducing selected areas of technology beginning in the fourth quarter of 1999, when we began to feel that many technology stocks had become overvalued. The subsequent stock market correction in March and April of this year hit that sector particularly hard. This allowed us to rebuild our positions in several companies that we liked, at what we felt were bargain prices, significantly below where we had sold those stocks.

For much of 2000, we endured a global market correction that began in technology and dragged down the overall market. We think a key factor to this correction was a string of major disappointments in three of the biggest recent drivers of technology growth: personal computers (PCs), cellular handsets and operators, and telecommunications infrastructure. We found that the growth rate of PC sales slowed dramatically in 2000, culminating in a poor Christmas selling season. Our research indicates that as the number of consumers with cellular phones increased, new customers became harder to come by, and industry growth came down significantly from the approximate 35% rate of previous years. In addition, we think intense competition among wireless carriers drove down prices, making each customer less profitable. Similarly, increasing competition among wire-line (non-cellular) phone companies made their businesses less profitable. We think this raised doubts about the ability of these companies to pay for the telecom infrastructure building boom that had been projected over the next several years to accommodate internet traffic.

We believe the problems in PCs, cellular, and telecom had a huge ripple-down effect because much of the technology sector supplies these industries, either directly or indirectly. The semiconductor industry, being at the end of the food chain as a component supplier, was perhaps the hardest hit.

Given the difficult market environment in 2000, we think we outperformed a majority of our mid-cap peers because our analysts do great research and because we stuck to our basic strategies. We continued to buy good companies early, and we used the market correction to invest in a number of second chance stocks. In all fairness, we should mention that 2000 was not a great year for the portfolio on an absolute performance basis; however, it was a great year for us relative to the overall market and to many of our peers. What helped our performance was our relatively low technology weighting for a mid-cap portfolio and our holding what we believed were better names in technology and other sectors--firms that have held up comparatively well in the correction. Although many of these stocks have not yet contributed significantly to performance, we believe we're well positioned for the period ahead.

Our largest concentration in the portfolio, and an area where we see great opportunity, is in secure internet infrastructure companies. In our view, issues such as


* This discussion represents the MFS team's portion of the Evergreen VA Masters Fund portfolio.

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Masters Fund
                          Portfolio Manager Interview*

transaction costs, security, and virus protection are huge problems that need to be resolved before the internet can fulfill its promise as a medium for commerce. Secure internet infrastructure refers to companies that try to solve those problems and make it possible for the internet to function on a commercial basis. We think companies such as CheckFree Corp., the dominant player in electronic payment on the internet, and Internet Security Systems, whose products protect corporate networks from intruders, could potentially achieve extraordinary earnings growth for a number of years if some of their products become industry standards. Over the past six months, some of these companies' stock prices have corrected to very attractive valuations, and we have used that as an opportunity to increase our commitment in this area.

The markets in general continued their turbulence through the fourth quarter, especially within the technology sector. Indications of a slowing economy and with it, slower corporate earnings, were the main driver. It's important to note that all-relevant economic indicators point to moderate growth as opposed to low or negative growth for 2001. MFS believes that our Original Research process will allow us to continue to pick companies that are positioned to experience solid earnings growth during this adjustment in the coming year.


* This discussion represents the MFS team's portion of the Evergreen VA Masters Fund portfolio.

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Masters Fund
                          Portfolio Manager Interview*

OppenheimerFunds, Inc.


                                  Portfolio
                                  Management
                                  ----------


                 [PHOTO OF CHARLES ALBERS & NIKOLAOS MONOYIOS]

                       Charles Albers & Nikolaos Monoyios
                                   Oppenheimer
                              Tenure: January 1999

The month of December did not provide much relief to beleaguered U.S. equity investors who had seen stock prices slide in each of the prior three months. Neither the resolution of the political uncertainty resulting from the contested presidential election nor the signal from the Federal Reserve Board that they were about to ease monetary policy was enough to produce a much hoped-for year-end rally. Signs of economic weakness, pre-announcements of disappointing earnings by many prominent corporations and pressure from tax-loss selling and window-dressing weighed heavily on the averages. While the S&P 500 Index managed to eke out a small gain of 0.49% for the month, it still suffered its worst yearly decline since 1977 with a total return of -9.10%. Meanwhile, the technology-laden NASDAQ Composite suffered a -4.90% loss for December and a record -39.29% total return for the full year 2000.

The Evergreen VA Masters Fund is managed with a disciplined quantitative strategy that seeks to produce consistently good results relative to the S&P 500 Index and other large-cap portfolios.

During December, our overweight in the energy sector and our underweight of telecommunications was a positive contributor to our results. However, underweights in financials and overweighting of technology hurt our performance. Overall, the sector allocations last month were a small drag on relative performance while superior stock selection, especially within the energy and technology sectors, allowed us to beat the S&P benchmark.

Similarly for the full year, our sector allocation hurt our performance with the exception of energy and telecommunications. Our underweighted positions in financials and health care hurt us throughout the year. In the important technology sector we were underweighted during the first quarter when technology was very strong, and moved to a small overweighting in the fourth quarter when technology was the worst performer. Once more, superior stock selection driven by our quantitative stock scoring systems enabled us to overcome the sub-optimal sector allocation and produce positive relative performance for the year.

At this point, the outlook remains very cloudy as to the future course of the stock market and the economy. Economic growth is clearly decelerating, possibly as a result of last year's interest rate increases and the unwinding of the excesses from the technology and telecommunications capital investment cycle. On the other hand, the Federal Reserve Board has started to ease and the new administration is committed to a tax reduction program. Also, oil prices may decline relative to their recent highs (although natural gas and electricity price increases are likely to offset some of that benefit in North America). It is unclear whether the combination of these forces and other unpredictable events will result in a soft landing or a serious economic recession.

Our philosophy is not to make large portfolio shifts based on our views of the inherently unknowable future. We will rely primarily on our quantitative stock scoring systems that have served us well in the past. The portfolio will remain well-diversified with well-balanced growth-value characteristics and an emphasis on better quality large-cap stocks.


* This discussion represents the Oppenheimer team's portion of the Evergreen VA Masters Fund portfolio.

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Masters Fund
                          Portfolio Manager Interview*

Putnam Investment Management, LLC


                                   Portfolio
                                  Management
                                  ----------

                               Putnam Growth Team
                              Tenure: January 1999


Following the euphoria that propelled the U.S. equity market in the final quarter of 1999, the market's tone turned more somber in 2000. Though still trending positive, market volatility reached extreme levels in the first quarter as dramatic shifts occurred within single weeks and even days. The second quarter opened with the hair-raising decline of the technology-laden NASDAQ Composite--the index lost nearly 30% before bouncing back to end the second quarter with a loss of 13%--which coincided with the government's ruling against Microsoft in its antitrust case. Technology remained lackluster and out of favor through the end of the year as the overall equity market followed a generally downward trail.

Hoping to induce a soft landing after a period of accelerated growth, the Federal Reserve Board raised interest rates three times in the first half of the year. The final 50 basis-point increase in May equaled the two first-quarter rate hikes combined, capping a spate of 6 tightenings over a twelve-month period. By June, a slowdown in retail sales, coupled with other early indications of a cooling economy, left the Federal Reserve Board on the sidelines, where they remained through year-end as the U.S. economy decelerated rapidly, raising fears of an impending recession. Gross domestic product fell from a hearty 5.60% in the second quarter to an anemic 2.20% in the third. Consumer confidence withered.

After a long period of growth stock dominance, value stocks assumed market leadership for the year 2000. Investor preference shifted from small-cap stocks in the first quarter to the relative stability of large-cap stocks in the second, but small-caps regained favor by September's end. Cyclical sectors such as basic materials, transportation, and capital goods ended the year as the S&P 500's fourth-quarter leaders, with the non-cyclical health care group also putting in a strong showing.

Rising energy prices and the weakening euro emerged as two negative factors for the U.S. equity market. Higher energy costs exerted a negative impact on corporate profits and consumer spending. A number of companies pre-announced negative earnings surprises during the third quarter due to unfavorable currency translation effects and the reluctance of Europeans to buy expensive U.S. goods. Investors focused on the profitability of large multinationals that derive significant earnings from the eurozone.

By year-end, the U.S. growth equity market was in full retreat. Consumers tightened their purse strings as they watched their paper wealth dwindle. Lower profit growth led to reduced forecasts for capital-equipment vendors, particularly in technology. Lagging sales crushed communications equipment companies. Margins compressed in stocks leveraged to technology companies as well as to consumer spending. What initially appeared as increased output turned out to be bloated inventory, the result of curtailed consumption by consumers and industries. Concern over bad debt took a toll on the banking sector. A number of leading companies warned of earnings disappointments, and consensus fourth-quarter earnings growth estimates for the S&P 500 were halved in December. The broad equity market indices bore the full brunt, falling as the year drew to a close.

Positions that benefited the Fund early in the period detracted from returns as the year unfolded and "new economy" stocks plummeted. For example, our exposure to technology, a boon early in the year, proved detrimental as the technology sector experienced widespread weakness. Communications services was the worst-performing sector during the second quarter; while


* This discussion represents the Putnam team's portion of the Evergreen VA Masters Fund portfolio.

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Masters Fund
                          Portfolio Manager Interview*

this sector was weak, our underweight exposure more than compensated.

In the third quarter, strong stock selection in technology, coupled with overweighting conglomerates and underweighting the weak communications services sector, benefited returns. However, weak stock performance in consumer staples and communications services hindered results, as did underweighting the robust financial services sector.

Results for the fourth quarter were dismal, as a number of portfolio holdings fell prey to the rapidly deteriorating economic environment. The portfolio was hurt by its large-cap, high price/earnings bias at a time when the market was unwilling to pay for future earnings growth due to economic uncertainty. Overweighting broadcasting, television programming, and entertainment stocks constrained performance most significantly, followed by overweighting the technology sector and underweighting regional Bell operating companies.

The U.S. equity market remains extremely volatile. We anticipate additional earnings disappointments, especially in those stocks that are leveraged to the consumer. In light of the rapidly decelerating economy, it is clear that the Federal Reserve Board will reverse its previous tightening stance. We expect several interest-rate cuts over the first half of 2001, one of few bright spots for the year ahead.

We believe that the current environment, marked by a high degree of economic uncertainty, will continue to place pressure on rapidly expanding, high-quality growth companies. While we do not expect this condition to persist over the long term, we have taken steps to concentrate on growth companies with a proven track record of expanding profits even in an unsettled economic environment.

Given this sober outlook, we intend to overweight the noncyclical health care sector--particularly biotechnology, HMO, and pharmaceutical stocks. The financial sector stands to benefit from lower interest rates; within this group we will focus on bank, insurance, and diversified holdings. Sectors we intend to underweight include technology and consumer cyclicals, though within these sectors, respectively, we will concentrate on communications equipment and software, and general retail, advertising, and commercial services.


* This discussion represents the Putnam team's portion of the Evergreen VA Masters Fund portfolio.

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                              Year Ended
                                                              December 31,
                                                           -----------------
                                                            2000    1999 (a)#
Net asset value, beginning of period                       $ 12.58   $ 10.00
                                                           =======   =======
Income from investment operations
Net investment income                                            0      0.01
Net realized and unrealized gains or losses on securities
 and foreign currency related transactions                   (0.34)     2.74
                                                           -------   -------
Total from investment operations                             (0.34)     2.75
                                                           -------   -------
Distributions to shareholders from
Net investment income                                            0     (0.01)
Net realized gains                                           (1.15)    (0.16)
                                                           -------   -------
Total distributions                                          (1.15)    (0.17)
                                                           -------   -------
Net asset value, end of period                             $ 11.09   $ 12.58
                                                           =======   =======
Total return*                                                (3.06%)   27.58%
Ratios and supplemental data
Net assets, end of period (thousands)                      $37,268   $18,873
Ratios to average net assets
 Expenses++                                                   1.01%     1.00%+
 Net investment income                                        0.02%     0.15%+
Portfolio turnover rate                                         85%       83%

(a) For the period from January 29, 1999 (commencement of operations) to December 31, 1999.
* Total return does not reflect charges attributable to your insurance company's separate account.
+    Annualized.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
# Net investment income is based on average shares outstanding during the period.

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                            Schedule of Investments
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - 93.9%
CONSUMER DISCRETIONARY - 8.9%
Auto Components - 0.3%
  CLARCOR, Inc...............................................  4,000 $    82,750
  Delphi Automotive Systems Corp. ...........................    400       4,500
  Johnson Controls, Inc......................................    100       5,200
  Lear Corp. *...............................................    200       4,962
  SPX Corp...................................................    100      10,819
                                                                     -----------
                                                                         108,231
                                                                     -----------
Automobiles - 0.1%
  Ford Motor Co..............................................  1,049      24,586
  General Motors Corp........................................    200      10,187
  Harley-Davidson, Inc.......................................    200       7,950
                                                                     -----------
                                                                          42,723
                                                                     -----------
Distributors - 1.0%
  Avnet, Inc.................................................    100       2,150
  W.W. Grainger, Inc. ....................................... 10,200     372,300
                                                                     -----------
                                                                         374,450
                                                                     -----------
Hotels, Restaurants & Leisure - 0.4%
  Brinker International, Inc. *..............................    100       4,225
  Carnival Corp., Class A....................................  1,300      40,056
  Darden Restaurants, Inc....................................    200       4,575
  Harrahs Entertainment, Inc. *..............................  1,190      31,386
  Marriott International, Inc., Class A......................    100       4,225
  MGM Grand, Inc.............................................    220       6,201
  Park Place Entertainment Corp..............................  3,450      41,185
  Ruby Tuesday, Inc. ........................................    600       9,150
  Starwood Hotels & Resorts..................................    100       3,525
  Wendy's International, Inc.................................    100       2,625
                                                                     -----------
                                                                         147,153
                                                                     -----------
Household Durables - 0.4%
  Black & Decker Corp........................................    200       7,850
  Del Webb Corp..............................................    100       2,925
  Leggett & Platt, Inc. .....................................    700      13,256
  Maytag Corp................................................  1,100      35,544
  Mohawk Industries, Inc. *..................................  1,700      46,537
  NVR, Inc. *................................................    100      12,360
  Ryland Group, Inc..........................................    100       4,075
  Toll Brothers, Inc. *......................................    700      28,613
                                                                     -----------
                                                                         151,160
                                                                     -----------
Internet & Catalog Retail - 0.0%
  CDW Computer Centers, Inc. *...............................    100       2,788
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Leisure Equipment & Products - 0.2%
  Brunswick Corp. ...........................................    400 $     6,575
  Eastman Kodak Co. .........................................    300      11,813
  Electronic Arts, Inc. .....................................    900      38,362
                                                                     -----------
                                                                          56,750
                                                                     -----------
Media - 4.0%
  Charter Communications, Inc................................  7,900     179,231
  Comcast Corp., Class A *...................................    200       8,350
  Dow Jones & Co., Inc.......................................    100       5,663
  Echostar Communications Corp., Class A..................... 17,060     388,115
  Emmis Broadcasting Corp., Class A *........................    500      14,344
  Fox Entertainment Group, Inc. *............................  2,100      37,537
  Gannett Co., Inc...........................................    400      25,225
  Getty Images, Inc..........................................  2,850      91,200
  Havas Advertising..........................................    137       1,935
  Interpublic Group of Companies, Inc. ......................    200       8,512
  Knight-Ridder, Inc.........................................    100       5,688
  Martha Stewart Living Omnimedia, Inc.......................  2,600      52,162
  New York Times Co., Class A................................  1,540      61,696
  Omnicom Group, Inc.........................................    570      47,239
  Reader's Digest Association, Inc., Class A.................    400      15,650
  RH Donnelley Corp..........................................    200       4,863
  Scholastic Corp. *.........................................  1,881     166,704
  SportsLine USA, Inc. *.....................................  4,500      23,906
  Time Warner, Inc...........................................  1,390      72,614
  Tribune Co. ...............................................    100       4,225
  Univision Communications, Inc., Class A *..................  1,000      40,937
  USA Networks, Inc. *.......................................    500       9,719
  Viacom, Inc., Class B *....................................  3,964     185,317
  Walt Disney Co.............................................  2,000      57,875
                                                                     -----------
                                                                       1,508,707
                                                                     -----------
Multi-line Retail - 1.6%
  BJ's Wholesale Club, Inc. *................................  6,139     235,584
  Family Dollar Stores, Inc..................................  2,380      51,021
  Kohl's Corp. *.............................................    200      12,200
  May Department Stores Co. .................................    200       6,550
  Sears, Roebuck & Co. ......................................    500      17,375
  Wal-Mart Stores, Inc.......................................  5,130     272,532
                                                                     -----------
                                                                         595,262
                                                                     -----------
Specialty Retail - 0.6%
  Ann Taylor Stores Corp. *..................................    100       2,494
  Best Buy Co., Inc. *.......................................    400      11,825

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Specialty Retail - continued
  Home Depot, Inc. ..........................................  1,050 $    47,972
  Intimate Brands, Inc., Class A.............................    700      10,500
  Limited, Inc. .............................................    900      15,356
  Linens 'n Things, Inc. *...................................    100       2,762
  Payless Shoesource, Inc. *.................................      2         142
  RadioShack Corp. ..........................................  2,610     111,741
  Ross Stores, Inc. .........................................    300       5,062
  Tiffany & Co. .............................................    500      15,812
  Too, Inc. *................................................     28         350
  Williams Sonoma, Inc. *....................................    300       6,000
  Zale Corp. *...............................................    300       8,719
                                                                     -----------
                                                                         238,735
                                                                     -----------
Textiles & Apparel - 0.3%
  Jones Apparel Group, Inc. *................................  1,930      62,122
  Liz Claiborne, Inc. .......................................    100       4,162
  V.F. Corp. ................................................    870      31,529
                                                                     -----------
                                                                          97,813
                                                                     -----------
CONSUMER STAPLES - 3.5%
Beverages - 0.8%
  Adolph Coors Co. ..........................................    100       8,031
  Anheuser Busch Companies Inc. .............................  2,290     104,195
  Coca-Cola Co. .............................................    700      42,656
  Constellation Brands, Inc. ................................    100       5,875
  Pepsico, Inc. .............................................  2,910     144,227
                                                                     -----------
                                                                         304,984
                                                                     -----------
Food & Drug Retailing - 0.9%
  CVS Corp. .................................................  1,600      95,900
  Kroger Co. *...............................................    500      13,531
  Safeway, Inc. *............................................    200      12,500
  SYSCO Corp. ...............................................  3,960     118,800
  Walgreen Co. ..............................................  2,430     101,605
                                                                     -----------
                                                                         342,336
                                                                     -----------
Food Products - 0.7%
  Agribrands International, Inc. *...........................    100       5,350
  Conagra, Inc. .............................................    400      10,400
  Del Monte Foods Co. *...................................... 12,940      93,815
  H.J. Heinz Co. ............................................    200       9,487
  Quaker Oats Co. ...........................................    970      94,454
  Ralston Purina Co. ........................................  1,000      26,125
                                                                     -----------
                                                                         239,631
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - continued
CONSUMER STAPLES - continued
Personal Products - 0.8%
  Avon Products, Inc. .......................................  1,600 $    76,600
  Clorox Co. ................................................    100       3,550
  Colgate-Palmolive Co. .....................................    200      12,910
  Estee Lauder Cos., Inc., Class A...........................  4,150     181,822
  Kimberly-Clark Corp. *.....................................    400      28,276
                                                                     -----------
                                                                         303,158
                                                                     -----------
Tobacco - 0.3%
  Philip Morris Companies, Inc. .............................  1,500      66,000
  R.J. Reynolds Tobacco Holdings, Inc. *.....................    700      34,125
                                                                     -----------
                                                                         100,125
                                                                     -----------
ENERGY - 14.3%
Energy Equipment & Services - 6.2%
  Baker Hughes, Inc. ........................................  1,890      78,553
  BJ Services Co., Inc. *....................................    600      41,325
  Cooper Cameron Corp. ......................................  2,200     145,337
  Diamond Offshore Drilling, Inc. ...........................  5,297     211,880
  ENSCO International, Inc. .................................  2,000      68,125
  Global Industries, Ltd. ................................... 14,807     202,671
  Global Marine, Inc. *......................................  6,000     170,250
  Grant Pride, Inc. .........................................    820      17,989
  Halliburton Co. ...........................................    200       7,250
  Nabors Industries, Inc. *..................................    600      35,490
  Noble Affiliates, Inc. ....................................  1,000      46,000
  Noble Drilling Corp. *..................................... 12,694     551,395
  Precision Drilling Corp. ..................................    400      15,025
  R&B Falcon Corp. ..........................................  1,700      38,994
  Santa Fe International Corp. ..............................  2,000      64,125
  Schlumberger, Ltd. ........................................    500      39,969
  Smith International, Inc. .................................    100       7,456
  Transocean Sedco Forex, Inc. .............................. 11,428     525,688
  Varco International, Inc. .................................    400       8,700
  Weatherford International, Inc. ...........................  1,220      57,645
                                                                     -----------
                                                                       2,333,867
                                                                     -----------
Oil & Gas - 8.1%
  Amerada Hess Corp. ........................................    300      21,919
  Anadarko Petroleum Corp. ..................................    750      53,310
  Anderson Exploration, Ltd. *...............................  1,219      27,666
  Apache Corp. ..............................................  6,085     426,330
  Berkley Petroleum Corp. *..................................  1,800      13,557
  Brown Tom, Inc. ...........................................    900      29,587
  Burlington Resources, Inc. ................................  2,600     131,300

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - continued
ENERGY - continued
Oil & Gas - continued
  Cabot Oil & Gas Corp., Class A.............................    500 $    15,594
  Canadian 88 Energy Corp. *.................................  5,200      13,933
  Canadian Hunter Exploration, Ltd...........................    900      24,655
  Canadian Natural Resources, Ltd............................  3,368      93,163
  Chevron Corp...............................................    900      75,994
  Chieftain International, Inc. *............................    700      19,338
  Conoco, Inc., Class A......................................    200       5,725
  Conoco, Inc., Class B......................................    200       5,788
  Devon Energy Corp..........................................  3,600     219,492
  Encal Energy, Ltd..........................................  1,200       8,518
  EOG Resources, Inc. .......................................  5,700     311,719
  Exxon Mobil Corp...........................................  4,272     371,397
  Frontier Oil Corp..........................................  2,500      17,188
  Genesis Exploration, Ltd...................................  3,000      24,795
  Genoil, Inc. ..............................................  1,667          44
  Houston Exploration Co.  *.................................  5,254     200,309
  Husky Energy, Inc. ........................................    303       3,009
  Kerr-McGee Corp............................................    800      53,550
  Murphy Oil Corp............................................    760      45,932
  Newfield Exploration Co. *................................. 10,274     487,373
  Occidental Petroleum Corp..................................  1,100      26,675
  Paramount Resources, Ltd...................................  1,000      11,398
  Phillips Petroleum Co. ....................................    300      17,063
  Rio Alto Exploration, Ltd..................................    700      15,210
  Royal Dutch Petroleum Co. .................................  1,800     109,012
  Stone Energy Corp. *.......................................    300      19,365
  Talisman Energy, Inc.......................................    800      29,674
  Tesoro Petroleum Corp......................................    300       3,488
  Texaco, Inc................................................    700      43,487
  Tosco Corp.................................................    300      10,181
  Unocal Corp................................................    400      15,475
  Valero Energy Corp. .......................................    100       3,719
                                                                     -----------
                                                                       3,005,932
                                                                     -----------
FINANCIALS - 13.0%
Banks - 4.5%
  Associated Banc Corp.......................................    737      22,386
  Astoria Financial Corp.....................................  1,200      65,175
  Bank of America Corp.......................................  1,100      50,463
  Bank of New York Co., Inc. ................................    750      41,391
  Bank United Corp. *........................................  2,300     156,831
  BB&T Corp..................................................    100       3,731
  Charter One Financial, Inc.................................  1,895      54,718

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - continued
FINANCIALS - continued
Banks - continued
  Chase Manhattan Corp.......................................   700  $    31,806
  Comerica, Inc.............................................. 1,600       95,000
  Dime Bancorp, Inc..........................................   200        5,913
  Fifth Third Bancorp........................................ 1,950      116,513
  First Tennessee National Corp. ............................ 2,700       78,131
  Firstar Corp............................................... 2,600       60,450
  FleetBoston Financial Corp. ............................... 1,484       55,743
  Golden State Bancorp, Inc. *...............................   500       15,719
  Golden West Financial Corp. ...............................   100        6,750
  Huntington Bancshares, Inc. ............................... 3,025       48,967
  KeyCorp.................................................... 2,100       58,800
  Mellon Financial Corp. ....................................   300       14,756
  National City Corp.........................................   100        2,875
  North Fork Bancorp, Inc.................................... 1,160       28,493
  Northern Trust Corp........................................   500       40,781
  Old Kent Financial Corp....................................   110        4,813
  Silicon Valley Bancshares..................................   100        3,456
  SouthTrust Corp. .......................................... 1,500       61,031
  State Street Corp. ........................................ 1,340      166,441
  Suntrust Banks, Inc. ......................................   200       12,600
  U.S. Bancorp...............................................   200        5,838
  Washington Mutual, Inc..................................... 2,420      128,411
  Wells Fargo & Co........................................... 2,998      166,951
  Wilmington Trust Corp. .................................... 1,300       80,681
                                                                     -----------
                                                                       1,685,614
                                                                     -----------
Diversified Financials - 5.3%
  American Express Co. ...................................... 2,280      125,257
  Avis Rent-A-Car, Inc. *....................................   200        6,513
  Bear Stearns Companies, Inc. .............................. 1,000       50,687
  Capital One Financial Corp.................................   900       59,231
  Charles Schwab Corp. ...................................... 4,000      113,500
  Citigroup, Inc............................................. 8,810      449,861
  Countrywide Credit Industries, Inc. ....................... 2,300      115,575
  Crane Co................................................... 2,000       56,875
  Fannie Mae................................................. 1,400      121,450
  Franklin Resources, Inc. ..................................   100        3,810
  Goldman Sachs Group, Inc. ................................. 1,000      106,937
  Household International, Inc. .............................   300       16,500
  John Hancock Financial Services, Inc. .....................   100        3,763
  Legg Mason, Inc. ..........................................   900       49,050
  Lehman Brothers Holdings, Inc. ............................ 1,150       77,769
  MBNA Corp. ................................................ 2,900      107,119
  Merrill Lynch & Co., Inc. ................................. 1,850      126,147

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - continued
FINANCIALS - continued
Diversified Financials - continued
  Moodys Corp. ..............................................   100  $     2,569
  Morgan Stanley Dean Witter & Co. .......................... 1,900      150,575
  Neuberger-Berman, Inc. ....................................   550       44,584
  Providian Financial Corp. .................................   200       11,500
  Stilwell Financial, Inc. .................................. 2,150       84,791
  T. Rowe Price & Associates, Inc. .......................... 2,000       84,531
  Xtra Corp. ................................................   200        9,600
                                                                     -----------
                                                                       1,978,194
                                                                     -----------
Insurance - 3.0%
  Ace, Ltd. .................................................   400       16,975
  AFLAC, Inc. ...............................................   200       14,437
  Allmerica Financial Corp. .................................   710       51,475
  Allstate Corp. ............................................   400       17,425
  AMBAC Financial Group, Inc. ............................... 1,575       91,842
  American International Group, Inc. ........................ 3,940      388,336
  Aon Corp. .................................................   300       10,275
  Axa SA, ADR................................................   207       14,829
  Chubb Corp. ...............................................   200       17,300
  CIGNA Corp. ...............................................   630       83,349
  Cincinnati Financial Corp. ................................   200        7,913
  Hartford Financial Services Group, Inc. ...................   700       49,437
  Jefferson Pilot Corp. .....................................   100        7,475
  Lincoln National Corp. .................................... 1,500       70,969
  MBIA, Inc. ................................................   690       51,146
  MetLife, Inc. .............................................   400       14,000
  MGIC Investment Corp. .....................................   200       13,488
  Partnerre, Ltd. ...........................................   990       60,390
  PMI Group, Inc. ...........................................   450       30,459
  Progressive Corp. .........................................   400       41,450
  Saint Paul Companies, Inc. ................................   200       10,863
  XL Capital, Ltd., Class A..................................   690       60,289
                                                                     -----------
                                                                       1,124,122
                                                                     -----------
Real Estate - 0.2%
  Boston Properties, Inc. ................................... 1,400       60,900
                                                                     -----------
HEALTH CARE - 11.8%
Biotechnology - 1.3%
  Amgen, Inc. *.............................................. 1,000       63,937
  Applera Corp. - Applied Biosystems Group................... 1,725      162,258
  Chiron Corp. *.............................................   300       13,350
  Genetech, Inc. *........................................... 1,290      105,135
  Gilead Sciences, Inc. *....................................   400       33,175
  Immunex Corp. *............................................ 1,500       60,937

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - continued
HEALTH CARE - continued
Biotechnology - continued
  MedImmune, Inc. *..........................................    100 $     4,769
  Millennium Pharmaceuticals, Inc. *.........................    100       6,188
  QLT Phototherapeutics, Inc. *..............................  1,550      43,400
                                                                     -----------
                                                                         493,149
                                                                     -----------
Health Care Equipment & Supplies - 2.7%
  Alza Corp. *...............................................  2,000      85,000
  Apogent Technology, Inc. *.................................  1,200      24,600
  ArthroCare Corp. *.........................................  2,700      52,650
  Beckman Coulter, Inc. .....................................  2,200      92,262
  Becton Dickinson & Co. *...................................  4,000     138,500
  Biomet, Inc. ..............................................     50       1,984
  Cytyc Corp. ...............................................  6,000     375,375
  Guidant Corp. *............................................    100       5,394
  Medtronic, Inc. ...........................................    600      36,225
  Techne Corp. ..............................................    200       7,213
  VISX, Inc. *............................................... 16,000     167,000
                                                                     -----------
                                                                         986,203
                                                                     -----------
Health Care Providers & Services - 2.2%
  Andrx Corp. *..............................................    200      11,575
  Bindley Western Industries, Inc. ..........................    200       8,313
  Cardinal Health, Inc. .....................................  2,050     204,231
  Caremark RX, Inc. .........................................  1,000      13,563
  Davita, Inc. *.............................................  9,833     168,390
  HCA-The Healthcare Corp. ..................................    600      26,406
  Health Management Associates, Inc., Class A *..............  6,800     141,100
  IMS Health, Inc. ..........................................  1,680      45,360
  Oxford Health Plans, Inc. .................................    200       7,900
  Sybron Dental Specialties *................................    400       6,750
  Synavant, Inc. *...........................................     49         230
  Tenet Healthcare Corp. *...................................    100       4,444
  Trigon Healthcare, Inc. ...................................    200      15,562
  UnitedHealth Group, Inc. ..................................  2,300     141,162
  Universal Health Services, Inc., Class B...................    100      11,175
                                                                     -----------
                                                                         806,161
                                                                     -----------
Pharmaceuticals - 5.6%
  Abbott Laboratories........................................  1,700      82,344
  Allergan, Inc. ............................................  1,110     107,462
  Alpharma, Inc., Class A....................................    100       4,388
  American Home Products Corp. ..............................  3,310     210,350
  Bristol-Myers Squibb Co. ..................................    900      66,544
  Elan Corp. Plc, ADR *......................................    970      45,408

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - continued
HEALTH CARE - continued
Pharmaceuticals - continued
  Eli Lilly & Co. ........................................... 1,230  $   114,467
  Forest Laboratories, Inc. .................................   100       13,287
  Intrabiotics Pharmaceuticals............................... 4,710       45,334
  IVAX Corp. ................................................   300       11,490
  Johnson & Johnson.......................................... 2,100      220,631
  King Pharmaceuticals, Inc. *............................... 1,200       62,025
  Merck & Co., Inc. ......................................... 3,200      299,600
  Mylan Laboratories, Inc. ..................................   300        7,556
  Pfizer, Inc. .............................................. 8,000      368,000
  Pharmacia Corp. ........................................... 3,500      213,500
  Schering-Plough Corp. ..................................... 2,400      136,200
  United Therapeutics Corp. ................................. 5,961       87,925
                                                                     -----------
                                                                       2,096,511
                                                                     -----------
INDUSTRIALS - 12.8%
Aerospace & Defense - 1.2%
  Boeing Co. ................................................ 1,000       66,000
  General Dynamics Corp. .................................... 2,000      156,000
  General Motors Corp., Class H *............................ 1,480       34,040
  Lockheed Martin Corp. ..................................... 5,500      186,725
  United Technologies Corp. .................................   100        7,862
                                                                     -----------
                                                                         450,627
                                                                     -----------
Air Freight & Couriers - 0.3%
  CNF Transportation, Inc. ..................................   500       16,906
  Expeditors International of Washington, Inc. .............. 1,400       75,163
  United Parcel Service, Inc., Class B.......................   500       29,406
                                                                     -----------
                                                                         121,475
                                                                     -----------
Airlines - 0.2%
  AMR Corp. *................................................   100        3,919
  Continental Airlines, Inc., Class B *...................... 1,000       51,625
  Delta Air Lines, Inc. .....................................   100        5,019
  Southwest Airlines Co. ....................................   500       16,765
                                                                     -----------
                                                                          77,328
                                                                     -----------
Building Products - 0.2%
  American Standard Cos., Inc. *.............................   600       29,587
  Masco Corp. ............................................... 1,950       50,091
                                                                     -----------
                                                                          79,678
                                                                     -----------
Commercial Services & Supplies - 6.4%
  Amdocs, Ltd. *.............................................   200       13,250
  American Management Systems, Inc. *........................   200        3,963
  Automatic Data Processing, Inc. ...........................   500       31,656

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Commercial Services & Supplies - continued
  Avery Dennison Corp. ......................................    300 $    16,462
  BARRA, Inc. ...............................................  1,875      88,359
  Bea Systems, Inc. *........................................  1,100      74,044
  Cadence Design Systems, Inc. *.............................  2,210      60,775
  Checkfree Corp. ........................................... 13,143     558,577
  Computer Sciences Corp. *..................................    100       6,012
  Convergys Corp. *..........................................  3,500     158,594
  CSG Systems International, Inc. *.......................... 11,534     541,377
  DST Systems, Inc. *........................................  1,260      84,420
  Dun & Bradstreet Corp. Delaware............................     50       1,294
  Electronic Data Systems Corp. .............................  1,100      63,525
  Fair Issac & Co., Inc. ....................................  1,630      83,130
  First Data Corp. ..........................................    500      26,344
  Herman Miller, Inc. .......................................    100       2,875
  John H. Harland Co. .......................................    100       1,413
  McGraw-Hill Co., Inc. .....................................  2,200     128,975
  National Data Corp. .......................................  2,310      84,604
  Nova Corp. ................................................ 12,006     239,370
  Paychex, Inc. .............................................  1,530      74,396
  Robert Half International, Inc. ...........................    100       2,650
  SEI Investments Co. .......................................    300      33,600
  Switchboard, Inc. .........................................  4,890      14,517
                                                                     -----------
                                                                       2,394,182
                                                                     -----------
Construction & Engineering - 0.0%
  Spectrasite Holdings, Inc. ................................    500       6,625
                                                                     -----------
Electrical Equipment - 0.5%
  Cable Design Technologies Corp. *..........................  8,472     142,436
  Cooper Industries, Inc. ...................................    100       4,594
  Emerson Electric Co. ......................................    300      23,644
  Energizer Holdings, Inc. ..................................     33         705
  Molex, Inc. ...............................................    300       7,631
  Power One, Inc. ...........................................    100       3,931
                                                                     -----------
                                                                         182,941
                                                                     -----------
Industrial Conglomerates - 3.2%
  Dover Corp. ...............................................    500      20,281
  General Electric Co. ...................................... 13,800     661,538
  Honeywell International, Inc. .............................    487      23,041
  Minnesota Mining & Manufacturing Co. ......................    300      36,150
  Tyco International, Ltd. ..................................  8,360     463,980
                                                                     -----------
                                                                       1,204,990
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Machinery - 0.6%
  AGCO Corp. ................................................ 12,030 $   145,864
  APW, Ltd. .................................................    700      23,625
  Deere & Co. ...............................................    100       4,581
  Illinois Tool Works, Inc. .................................    100       5,956
  Parker Hannifin Corp. .....................................    100       4,412
  Reliance Steel & Aluminum Co. .............................    150       3,713
  Terex Corp. *..............................................  2,300      37,231
                                                                     -----------
                                                                         225,382
                                                                     -----------
Marine - 0.1%
  Tidewater, Inc. ...........................................    450      19,969
                                                                     -----------
Road & Rail - 0.1%
  Kansas City Southern Industries, Inc. .....................    550       5,569
  Union Pacific Corp. .......................................    300      15,225
                                                                     -----------
                                                                          20,794
                                                                     -----------
INFORMATION TECHNOLOGY - 22.5%
Communications Equipment - 5.4%
  3Com Corp. *...............................................  3,070      26,095
  Advanced Fibre Communications, Inc. .......................    200       3,613
  American Tower Systems Corp., Class A *.................... 15,390     582,896
  Aware, Inc.................................................    800      14,200
  Brocade Communications Systems, Inc. *.....................  1,041      95,577
  Cabletron Systems, Inc. *..................................    300       4,519
  CIENA Corp. *..............................................  1,100      89,375
  Cisco Systems, Inc. *...................................... 10,450     399,712
  Computer Network Technology *..............................  2,060      59,354
  Comverse Technology, Inc. *................................    750      81,469
  Corning, Inc...............................................  1,000      52,812
  Digital Lightwave, Inc. *..................................    100       3,169
  Infospace, Inc.............................................  4,920      43,511
  Juniper Networks, Inc. *...................................    600      75,637
  L-3 Communications Holding Corp............................  1,700     130,900
  Lucent Technologies, Inc. .................................  4,200      56,700
  Motorola, Inc..............................................    700      14,175
  New Focus, Inc. ...........................................    100       3,475
  Nortel Networks Corp.......................................  1,200      38,475
  Powerwave Technologies, Inc................................  1,600      93,600
  QUALCOMM, Inc. *...........................................  1,000      82,187
  Redback Networks, Inc. *...................................    100       4,100
  Scientific Atlanta, Inc. ..................................    200       6,513
  Tekelec, Inc...............................................  1,600      48,000
  Tellabs, Inc. *............................................    200      11,300

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
  Tollgrade Communications, Inc. *...........................    100 $     3,650
  Virata Corp................................................    200       2,175
                                                                     -----------
                                                                       2,027,189
                                                                     -----------
Computers & Peripherals - 2.6%
  Compaq Computer Corp.......................................  1,300      19,565
  Dell Computer Corp. *......................................  2,100      36,619
  EMC Corp. *................................................  3,850     256,025
  Gateway, Inc...............................................    300       5,397
  Hewlett-Packard Co. .......................................  1,900      59,969
  International Business Machines Corp.......................  1,300     110,500
  JNI Corp...................................................    500      11,344
  NCR Corp. *................................................    100       4,912
  Network Appliance, Inc. *..................................    900      57,769
  NVIDIA Corp. *.............................................    100       3,277
  Palm, Inc. *...............................................  2,728      77,236
  QLogic Corp. *.............................................  2,433     187,341
  Sun Microsystems, Inc. *...................................  5,000     139,375
  Symbol Technologies, Inc...................................     75       2,700
                                                                     -----------
                                                                         972,029
                                                                     -----------
Electronic Equipment & Instruments - 1.3%
  Agilent Technologies, Inc. ................................    300      16,425
  AVX Corp...................................................    600       9,825
  Gemstar TV Guide International, Inc. ......................    200       9,225
  JDS Uniphase Corp. *.......................................    500      20,844
  Kemet Corp. *..............................................    100       1,513
  Methode Electronics, Inc., Class A.........................  1,200      27,525
  Newport Corp...............................................    100       7,861
  Plexus Corp. *.............................................    100       3,039
  Rockwell International Corp. ..............................    200       9,525
  RSA Security, Inc..........................................  5,090     269,134
  Sanmina Corp. *............................................    800      61,300
  Solectron Corp. *..........................................    100       3,390
  Tektronix, Inc. ...........................................    300      10,106
  Vishay Intertechnology, Inc................................    300       4,537
  Waters Corp. *.............................................    200      16,700
                                                                     -----------
                                                                         470,949
                                                                     -----------
Internet Software & Services - 5.4%
  Akamai Technologies, Inc...................................  5,700     120,056
  America Online, Inc. *.....................................  1,810      62,988
  Ariba, Inc. *..............................................    200      10,725
  Broadvision, Inc. *........................................    300       3,544
  Cnet Networks, Inc......................................... 20,552     328,511

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
  Commerce One, Inc..........................................  1,100 $    27,844
  Digex, Inc. ...............................................  2,200      49,500
  Epresence, Inc.............................................  3,500      15,203
  Exodus Communications, Inc.................................    200       4,000
  Internap Network Services Corp............................. 13,200      95,700
  Internet Security Systems, Inc. ...........................  6,800     533,375
  Portal Software, Inc. .....................................    200       1,569
  Real Networks, Inc. *......................................  2,250      19,547
  S1 Corp. .................................................. 13,090      68,722
  VeriSign, Inc. ............................................  8,913     661,233
  Yahoo!, Inc. *.............................................    100       3,017
                                                                     -----------
                                                                       2,005,534
                                                                     -----------
Semiconductor Equipment & Products - 2.5%
  Altera Corp. *.............................................  1,860      48,941
  Analog Devices, Inc. *.....................................  1,000      51,187
  Applied Materials, Inc. *..................................  1,000      38,188
  Atmel Corp. ...............................................  5,320      61,845
  Broadcom Corp. *...........................................    100       8,400
  Conexant Systems, Inc. *...................................  1,000      15,375
  Integrated Device Technology, Inc. *.......................    300       9,938
  Intel Corp.................................................  5,000     150,312
  International Rectifier Corp. *............................    200       6,000
  Jabil Circuit, Inc. *......................................  1,580      40,092
  Lam Research Corp. *.......................................    200       2,900
  Lattice Semiconductor Corp. *..............................    600      11,025
  Linear Technology Corp.....................................  2,160      99,900
  LSI Logic Corp. *..........................................    400       6,836
  Maxim Integrated Products, Inc. *..........................    400      19,125
  Mentor Graphics Corp. .....................................  1,000      27,438
  Micrel, Inc................................................    100       3,369
  Microchip Technology, Inc. *...............................    150       3,291
  Micron Technology, Inc. *..................................    500      17,750
  Novellus Systems, Inc. *...................................    660      23,719
  PMC-Sierra, Inc. *.........................................    600      47,175
  SDL, Inc. *................................................    100      14,819
  Semtech Corp. .............................................    100       2,206
  Texas Instruments, Inc. ...................................  2,100      99,487
  Transmeta Corp. Delaware...................................    250       5,875
  Triquint Semiconductor, Inc. ..............................  1,700      74,269
  Vitesse Semiconductor Corp. *..............................    500      27,656
  Xilinx, Inc. *.............................................    500      23,063
                                                                     -----------
                                                                         940,181
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Software - 5.3%
  Adobe Systems, Inc. .......................................  1,150 $    66,916
  Citrix Systems, Inc. *..................................... 32,300     726,750
  Computer Associates International, Inc.....................    200       3,900
  E Piphany, Inc.............................................    150       8,091
  I2 Technologies, Inc. *....................................  1,280      69,600
  Intuit, Inc. *.............................................  1,930      76,114
  Legato Systems, Inc. *.....................................    360       2,678
  Macromedia, Inc. *.........................................  1,000      60,750
  Microsoft Corp. *..........................................  5,080     220,345
  National Instruments Corp..................................  1,500      72,844
  Network Associates, Inc. *.................................  2,440      10,217
  Oracle Corp. *.............................................  7,600     220,875
  Parametric Technology Corp. *..............................  1,300      17,469
  Peoplesoft, Inc. *.........................................    100       3,719
  Peregrine Systems, Inc. *..................................  1,000      19,750
  Rational Software Corp. *..................................  1,800      70,087
  Siebel Systems, Inc. *.....................................  2,200     148,775
  Symantec Corp..............................................    100       3,338
  TIBCO Software, Inc........................................    200       9,587
  Veritas Software Corp. *...................................  1,961     171,587
  Vitria Technology, Inc.....................................    100         775
  Wind River Systems, Inc. *.................................    100       3,412
                                                                     -----------
                                                                       1,987,579
                                                                     -----------
MATERIALS - 1.2%
Chemicals - 0.4%
  Air Products & Chemicals, Inc. ............................    100       4,100
  Albemarle Corp.............................................  1,300      32,175
  Dow Chemical Co. ..........................................    100       3,663
  E.I. DuPont De Nemours & Co. ..............................    600      28,987
  Ecolab, Inc. ..............................................    100       4,319
  Sherwin Williams Co........................................  1,100      28,944
  Union Carbide Corp.........................................    200      10,762
  Valspar Corp. .............................................    700      22,526
                                                                     -----------
                                                                         135,476
                                                                     -----------
Construction Materials - 0.2%
  Elcor Chemical Corp. ......................................  1,500      25,312
  Lafarge Corp. .............................................    100       2,363
  Martin Marietta Materials, Inc.............................  1,300      54,990
  Vulcan Materials Co........................................    100       4,787
                                                                     -----------
                                                                          87,452
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - continued
MATERIALS - continued
Containers & Packaging - 0.2%
  AptarGroup, Inc............................................   800  $    23,500
  Bemis Co., Inc. ...........................................   100        3,356
  Pactiv Corp. *.............................................   200        2,475
  Sealed Air Corp. *.........................................   720       21,960
  Smurfit Container Corp. *..................................   780       11,652
                                                                     -----------
                                                                          62,943
                                                                     -----------
Metals & Mining - 0.2%
  AK Steel Holding Corp. ....................................   100          875
  Alcan Aluminum, Ltd........................................   100        3,419
  Alcoa, Inc. ...............................................   900       30,150
  Inco, Ltd. ................................................   300        5,028
  Phelps Dodge Corp. ........................................   400       22,325
                                                                     -----------
                                                                          61,797
                                                                     -----------
Paper & Forest Products - 0.2%
  Bowater, Inc. ............................................. 1,020       57,502
  Rayonier, Inc. ............................................   100        3,981
  Westvaco Corp. ............................................   200        5,838
  Weyerhaeuser Co. ..........................................   300       15,225
                                                                     -----------
                                                                          82,546
                                                                     -----------
TELECOMMUNICATION SERVICES - 3.1%
Diversified Telecommunication Services - 2.5%
  ADC Telecommunications, Inc. *.............................   700       12,687
  Allegiance Telecom, Inc. *................................. 5,900      131,367
  AT&T Corp. ................................................ 3,300       57,131
  AT&T Corp., Liberty Media Group, Class A................... 8,950      121,385
  AT&T Wireless Group........................................   300        5,194
  BellSouth Corp. ........................................... 1,500       61,406
  Broadwing, Inc. ........................................... 1,200       27,375
  Efficient Networks, Inc. *.................................   100        1,338
  Metromedia Fiber Network, Inc., Class A.................... 1,400       14,175
  Mpower Communications Corp. ............................... 2,760       14,145
  Pinnacle Holdings, Inc. *.................................. 1,820       16,494
  Powertel, Inc. ............................................ 1,590       98,481
  Qwest Communications International, Inc. *................. 1,900       77,900
  SBC Communications, Inc.................................... 3,750      179,062
  Sprint Corp. ..............................................   400        8,125
  Telephone & Data Systems, Inc. ............................   380       34,200
  Verizon Communications.....................................   844       42,305
  WorldCom, Inc. ............................................ 1,200       16,875
                                                                     -----------
                                                                         919,645
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                              Shares    Value
COMMON STOCKS - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunications Services - 0.6%
  Crown Castle International Corp. .......................... 2,500  $    67,656
  Nextel Communications, Inc. *.............................. 1,380       34,155
  Sprint Corp. (PCS Group), Ser. 1 *......................... 2,140       43,736
  Western Wireless Corp., Class A............................ 2,500       97,969
                                                                     -----------
                                                                         243,516
                                                                     -----------
UTILITIES - 2.8%
Electric Utilities - 1.6%
  AES Corp. *................................................   300       16,613
  Allegheny Energy, Inc......................................   550       26,503
  Ameren Corp................................................   100        4,631
  Calpine Corp. *............................................ 1,400       63,087
  CH Energy Group, Inc....................................... 1,300       58,175
  Conectiv, Inc. ............................................   100        2,006
  Dominion Resources, Inc. ..................................   100        6,700
  DQE, Inc...................................................   300        9,825
  DTE Energy Co. ............................................   100        3,894
  Dynegy, Inc. Class A....................................... 2,080      116,610
  Energy East Corp. .........................................   100        1,969
  Entergy Corp. .............................................   300       12,694
  Exelon Corp. ..............................................   562       39,458
  FirstEnergy Corp...........................................   100        3,156
  FPL Group, Inc. ...........................................   300       21,525
  Montana Power Co. ......................................... 1,160       24,070
  Niagara Mohawk Holdings, Inc. *............................ 1,000       16,688
  Northeast Utilities........................................   100        2,425
  PG&E Corp..................................................   500       10,000
  PPL Corp...................................................   200        9,038
  Public Service Enterprise Group, Inc. .....................   500       24,312
  Reliant Energy, Inc........................................   200        8,663
  Southern Co................................................   200        6,650
  Southern Energy, Inc.......................................   250        7,078
  TXU Corp. .................................................   100        4,431
  UtiliCorp United, Inc. .................................... 2,920       90,520
                                                                     -----------
                                                                         590,721
                                                                     -----------
Gas Utilities - 1.2%
  Coastal Corp...............................................   100        8,831
  El Paso Energy Corp. ...................................... 1,300       93,113
  Enron Corp................................................. 2,890      240,231
  Piedmont Natural Gas Co., Inc.............................. 1,900       72,556
  Sempra Energy..............................................   100        2,325

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                           Shares      Value
COMMON STOCKS - continued
TELECOMMUNICATION SERVICES - continued
Gas Utilities - continued
  Southwestern Energy Co. ...............................    1,100  $    11,413
  Williams Companies, Inc................................      400       15,975
                                                                    -----------
                                                                        444,444
                                                                    -----------
Multi-Utilities - 0.0%
  Progress Energy, Inc., ................................      200           82
  Xcel Energy, Inc.......................................      100        2,906
                                                                    -----------
                                                                          2,988
                                                                    -----------
    Total Common Stocks (cost $35,854,917)...............            35,003,639
                                                                    -----------
CONVERTIBLE PREFERRED STOCKS - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Leisure Equipment & Products - 0.1%
  Tribune Co. (exchangeable for Mattel, Inc. common
   stock),
   6.25%, 08/15/2001.....................................    1,800       30,712
                                                                    -----------
Media - 0.1%
  Emmis Communications Corp., 6.25%, 12/31/2049..........    1,000       44,000
                                                                    -----------
    Total Convertible Preferred Stocks (cost $77,942)....                74,712
                                                                    -----------

                                                          Principal
                                                           Amount      Value
CONVERTIBLE DEBENTURES - 0.6%
CONSUMER DISCRETIONARY - 0.2%
Media - 0.2%
  Echostar Communications Corp., 4.875%, 01/01/2007...... $ 50,000       38,500
  Getty Images, Inc., 5.00%, 03/15/2007 144A.............   40,000       30,450
                                                                    -----------
                                                                         68,950
                                                                    -----------
HEALTH CARE - 0.2%
Biotechnology - 0.2%
  Affymetrix, Inc., 4.75%, 02/15/2007....................  100,000       74,375
                                                                    -----------
INFORMATION TECHNOLOGY - 0.2%
Semiconductor Equipment & Products - 0.1%
  Vitesse Semiconductor Corp., 4.00%, 03/15/2005 144A....   50,000       40,188
                                                                    -----------
Software - 0.1%
  Juniper Networks, Inc., 4.75%, 03/15/2007..............   50,000       52,187
                                                                    -----------
    Total Convertible Debentures (cost $248,599).........               235,700
                                                                    -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                         Principal
                                                          Amount      Value
CORPORATE BONDS - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Semiconductor Equipment & Products - 0.1%
  Triquint Semiconductor, Inc., 4.00%, 03/01/2007 (cost
   $40,813)............................................. $  50,000 $    43,750
                                                                   -----------

                                                          Shares      Value
                                                         --------- -----------
SHORT-TERM INVESTMENTS - 5.2%
MUTUAL FUND SHARES - 5.2%
  Evergreen Select Money Market Fund (cost $1,925,582)
   o.................................................... 1,925,582   1,925,582
                                                                   -----------
Total Investments - (cost $38,147,853) - 100.0%...................  37,283,383
Other Assets and Liabilities - 0.0%...............................     (15,750)
                                                                   -----------
Net Assets - 100.0%............................................... $37,267,633
                                                                   ===========

144A Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
*   Non-income producing security.
o The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union National Bank.

Summary of Abbreviations
ADR American Depository Receipt

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                      Statements of Assets and Liabilities
                               December 31, 2000

--------------------------------------------------------------------------------

Assets
 Identified cost of securities....................................  $38,147,853
 Net unrealized losses on securities..............................     (864,470)
--------------------------------------------------------------------------------
 Market value of securities.......................................   37,283,383
 Foreign currency, at value (cost $32,223)........................       32,420
 Receivable for securities sold...................................      188,330
 Receivable for Fund shares sold..................................       86,125
 Dividends and interest receivable................................       35,987
--------------------------------------------------------------------------------
   Total assets...................................................   37,626,245
--------------------------------------------------------------------------------
Liabilities
 Payable for securities purchased.................................      332,519
 Advisory fee payable.............................................        3,509
 Due to other related parties.....................................          414
 Accrued expenses and other liabilities...........................       22,170
--------------------------------------------------------------------------------
   Total liabilities..............................................      358,612
--------------------------------------------------------------------------------
Net assets........................................................  $37,267,633
--------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital..................................................  $38,159,674
 Undistributed net investment income..............................        4,139
 Accumulated net realized losses on securities and foreign
  currency related transactions...................................      (31,408)
 Net unrealized losses on securities and foreign currency related
  transactions....................................................     (864,772)
--------------------------------------------------------------------------------
Total net assets..................................................  $37,267,633
--------------------------------------------------------------------------------
Shares outstanding................................................    3,359,884
--------------------------------------------------------------------------------
Net asset value per share.........................................  $     11.09
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                            Statement of Operations
                          Year Ended December 31, 2000

--------------------------------------------------------------------------------

Investment income
 Dividends (net of foreign withholding taxes of $1,146)...........  $   165,692
 Interest.........................................................      131,485
--------------------------------------------------------------------------------
Total investment income...........................................      297,177
--------------------------------------------------------------------------------
Expenses
 Advisory fee.....................................................      254,240
 Administrative services fees.....................................       29,134
 Transfer agent fee...............................................          360
 Trustees' fees and expenses......................................          590
 Printing and postage expenses....................................       10,817
 Custodian fee....................................................       10,011
 Professional fees................................................       20,901
 Other............................................................        1,186
--------------------------------------------------------------------------------
   Total expenses.................................................      327,239
   Less: Expense reductions.......................................       (2,297)
         Fee waivers..............................................      (32,806)
--------------------------------------------------------------------------------
   Net expenses...................................................      292,136
--------------------------------------------------------------------------------
 Net investment income............................................        5,041
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities and foreign currency related transactions
 Net realized and unrealized gains or losses on:
   Securities.....................................................    2,267,210
   Foreign currency related transactions..........................         (513)
--------------------------------------------------------------------------------
 Net realized gains on securities foreign currency related
  transactions ...................................................    2,266,697
--------------------------------------------------------------------------------
 Net change in unrealized gains or losses on securities and
  foreign currency related transactions...........................   (3,773,493)
--------------------------------------------------------------------------------
 Net realized and unrealized losses on securities and foreign
  currency related transactions...................................   (1,506,796)
--------------------------------------------------------------------------------
 Net decrease in net assets resulting from operations.............  $(1,501,755)
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                      Statements of Changes in Net Assets

                                                       Year Ended December 31,
                                                       ------------------------
                                                          2000       1999 (a)
--------------------------------------------------------------------------------
Operations
 Net investment income...............................  $     5,041  $    16,339
 Net realized gains on securities and foreign
  currency related transactions......................    2,266,697      907,970
 Net change in unrealized gains or losses on
  securities and foreign currency related
  transactions.......................................   (3,773,493)   2,908,721
--------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
    operations.......................................   (1,501,755)   3,833,030
--------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income...............................            0      (17,862)
 Net realized gains..................................   (2,978,015)    (227,439)
--------------------------------------------------------------------------------
   Total distributions to shareholders...............   (2,978,015)    (245,301)
--------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold...........................   19,914,154   15,347,628
 Payment for shares redeemed.........................      (17,277)    (308,147)
 Net asset value of shares issued in reinvestment of
  distributions......................................    2,978,015      245,301
--------------------------------------------------------------------------------
   Net increase in net assets resulting from capital
    share transactions...............................   22,874,892   15,284,782
--------------------------------------------------------------------------------
   Total increase in net assets......................   18,395,122   18,872,511
Net assets
 Beginning of period.................................   18,872,511            0
--------------------------------------------------------------------------------
 End of period.......................................  $37,267,633  $18,872,511
--------------------------------------------------------------------------------
Undistributed (overdistributed) net investment
 income..............................................  $     4,139  $      (179)
--------------------------------------------------------------------------------
Other information:
Share increase (decrease)
 Shares sold.........................................    1,603,662    1,508,534
 Shares redeemed.....................................       (1,463)     (29,082)
 Shares issued in reinvestment of distributions......      256,895       21,338
--------------------------------------------------------------------------------
 Net increase in shares..............................    1,859,094    1,500,790
--------------------------------------------------------------------------------

(a) For the period from January 29, 1999 (commencement of operations) to Decem-ber 31, 1999.

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                         Notes to Financial Statements

1. ORGANIZATION

The Evergreen VA Masters Fund (the "Fund") is a diversified series of Evergreen Variable Annuity Trust (the "Trust"), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company reg-istered under the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported here-in. Actual results could differ from these estimates.

A. Valuation of Securities
Debt securities are valued at prices provided by an independent pricing serv-ice. In determining a price for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable secu-rities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Securities for which valua-tions are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Equity securities for which exchange quotations are readily available are val-ued at the last reported sale price, or if no sale price is available, are val-ued at the mean between the last reported bid and asked price. Foreign securi-ties are valued at the last sale price on the exchange where the security is primarily traded, or if no sale price is available, securities are valued at the mean between the bid and asked price.

Securities for which valuations are not readily available (including restricted securities) are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

Investments in mutual fund shares are valued at net asset value.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Securities pledged as collateral for repurchase agreements are held in a segre-gated account by the custodian on the Fund's behalf. The Fund monitors the ade-quacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Foreign Currency
The books and records of the Fund are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains or losses resulting from changes in foreign currency exchange rates is a component of net unrealized gains or losses on se-curities and foreign currency related transactions. Net realized foreign cur-rency gain or loss on foreign currency related transactions includes foreign currency gains and losses between trade date and settlement date on investment securities transactions, gains and losses from foreign currency related trans-actions and the difference between the amounts of interest and dividends re-corded on the books of the Fund and the amount actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                    Notes to Financial Statements(continued)

between the initial purchase trade date and subsequent sale trade date is in-cluded in realized gain or loss on securities.

D. Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain assets or liabilities denominated in a foreign currency. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transac-tions are included in net realized gain or loss on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the Fund's Statement of Assets and Liabilities.

E. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date there-after when the Fund is made aware of the dividend. Foreign income and capital gains realized on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

F. Federal Taxes
The Fund intends to comply with the provisions of the Internal Revenue Code ap-plicable to regulated investment companies and to distribute all of its net in-vestment company taxable income and net capital gains, if any, to its share-holders. Accordingly, no provision for federal income or excise tax is re-quired.

G. Distributions
Distributions from net investment income for the Fund are declared and paid an-nually. Distributions from net realized capital gains, if any, are paid at least annually. To the extent that realized capital gains can be offset by cap-ital loss carryovers, it is the Fund's policy not to distribute such gains. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or avail-able capital loss carryovers, as applicable) under income tax regulations.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

First Union National Bank ("FUNB") is the investment advisor for the Fund. FUNB is a subsidiary of First Union Corporation ("First Union"). In return for pro-viding investment management services, the Fund pays FUNB a management fee that is computed and paid daily at a rate of 0.87% of the average daily net assets of the Fund.

During the year ended December 31, 2000, the amount of investment advisory fees waived by the investment advisor was $32,806. The impact on the Fund's annualized expense ratio represented as a percentage of its average net assets was 0.11%.

Evergreen Investment Management Company, LLC ("EIMC"), MFS Institutional Advi-sors, Inc., Oppenheimer Funds, Inc. and Putnam Investment Management, LLC. are investment sub-advisors to the Fund. Subject to the supervision of FUNB, each sub-advisor manages a segment of the Fund's portfolio in accordance with the Fund's investment objective and policies. The Fund pays no direct fees to the sub-advisors for their services.

On November 1, 2000, the sub-advisory agreement with Evergreen Asset Management Corp. was transferred to EIMC, an indirect, wholly owned subsidiary of FUNB.

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                    Notes to Financial Statements(continued)


Lieber & Company, an affiliate of First Union, also provided brokerage services with respect to security transactions of the Fund effected on the New York or American Stock Exchanges. For the year ended December 31, 2000, the Fund in-curred brokerage commissions of $4,904 with Lieber & Company.

Evergreen Investment Services ("EIS"), an indirect, wholly owned subsidiary of FUNB, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel. Prior to May 1, 2000, The BISYS Group, Inc. ("BISYS") served as the sub-administrator to the Fund and provided the officers of the Fund. Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

For its services, the Fund pays the administrator a fee at the annual rate of 0.10% of the Fund's average daily net assets. During the year ended December 31, 2000, the Fund paid or accrued $28,932 for administrative services and $202 for sub-administrative services.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly owned subsidiary of FUNB, is the transfer and dividend disbursing agent for the Fund.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $42,129,252 and $23,177,384, respectively, for the year ended December 31, 2000. On December 31, 2000 the aggregate cost of secu-rities for federal income tax purposes was $38,256,702. The gross unrealized appreciation and depreciation on securities based on that cost was $4,691,044 and $5,664,363, respectively, with a net unrealized depreciation of $973,319.

5. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the Fund's expenses have been reduced. The Fund received $2,297 in expense re-ductions. The impact of the total expense reductions on the Fund's annualized expense ratio represented as a percentage of its average net assets was 0.01%.

6. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of se-curities for prompt delivery, including funding redemption of their shares, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the year ended December 31, 2000, the Fund had no borrowings under this agreement.

8. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain ac-counting practices and disclosures presently used, such as treatment of pay-ments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial state-

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                    Notes to Financial Statements(continued)

ment disclosures. While some of the Guide's requirements will not be effective until the SEC amends its disclosure and reporting requirements, other require-ments are effective presently.

The revised Guide will require the Fund to amortize premium and accrete dis-count on all fixed-income securities and classify gains and losses realized on paydowns on mortgage-backed securities, which are presently included in real-ized gain/loss, as interest income. Adopting these accounting principles will not impact the total net assets of the Fund, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations and affect the presentation of the Fund's Financial Highlights. The Fund has not at this time quantified the im-pact, if any, resulting from the adoption of these accounting changes on the financial statements.

                          Independent Auditors' Report

Board of Trustees and Shareholders
Evergreen VA Masters Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Evergreen VA Masters Fund as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the years or periods in the two-year period then ended. These financial state-ments and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custo-dian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green VA Masters Fund as of December 31, 2000, the results of its operations, changes in its net assets and financial highlights for each of the years or pe-riods described above in conformity with accounting principles generally ac-cepted in the United States of America.

                                   /s/ KPMG LLP

Boston, Massachusetts
February 2, 2001

                        EVERGREEN VARIABLE ANNUITY TRUST
                           Evergreen VA Masters Fund
                       Additional Information (unaudited)

FEDERAL TAX STATUS OF DISTRIBUTIONS

Pursuant to section 852 of the Internal Revenue Code, the Fund has designated $729,225, or $0.243 per share, as long-term capital gain distributions for the year ended December 31, 2000.

For corporate shareholders, 8.26% of ordinary income dividends paid during the fiscal year ended December 31, 2000 qualified for the dividends received deduc-tion.

                        EVERGREEN VARIABLE ANNUITY TRUST
                             Evergreen VA Omega Fund
                    Fund at a Glance as of December 31, 2000

"We will continue to focus the fund on a core of stable growth stocks of companies with strong franchises, proven management and an ability to sustain or increase earnings growth."


                                   Portfolio
                                  Management
                                  ----------

                        [PHOTO OF MAUREEN E. CULLINANE]

                              Maureen E. Cullinane,
                                       CFA
                               Tenure: April 1999

--------------------------------------------------------------------------------
                            PERFORMANCE & RETURNS/1/
--------------------------------------------------------------------------------

Portfolio Inception Date:                                             3/6/1997
Average Annual Returns
1 year                                                                -12.46%
Since Portfolio Inception                                              15.75%
12-month income dividends per share                                    $0.01
12-month capital gain distributions per share                          $0.74


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

              VA Omega Fund      Consumer Price Index - US      Russell 1000 Growth      S&P 500 Composite Total Return
3/2/01           $10,000                  $10,000                     $10,000                       $10,000
7/1/01           $10,270                  $10,044                     $11,248                       $11,263
1/1/02           $11,100                  $10,107                     $12,277                       $12,454
7/1/02           $12,279                  $10,213                     $14,778                       $14,660
1/1/03           $13,569                  $10,269                     $17,028                       $16,013
7/1/03           $15,309                  $10,414                     $18,808                       $17,998
1/1/04           $19,980                  $10,545                     $22,672                       $19,385
7/1/04           $23,052                  $10,802                     $23,631                       $19,302
1/1/05           $17,490                  $10,921                     $17,588                       $17,619

Comparison of a $10,000 investment in Evergreen VA Omega Fund/1/ versus a similar investment in the Standard & Poor's 500 Index (S&P 500), the Russell 1000 Growth Index (Russell 1000 Growth) and the Consumer Price Index (CPI).

The S&P 500 and the Russell 1000 Growth are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/1/Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of December 31, 2000 and subject to change.

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Omega Fund
                          Portfolio Manager Interview

How did the Fund perform?

The Evergreen VA Omega Fund had negative returns in a difficult year for growth style investors. For the twelve-month period ended December 31, 2000, the Fund returned -12.46%, while the Russell 1000 Growth Index, a benchmark for growth-style investing, had a return of -22.43%. The S&P 500 Index, which reflects the broader stock market, had a return of -9.10% during the same twelve-month period.


                                   Portfolio
                                Characteristics
                                ---------------
                               (As of 12/31/2000)

Total Net Assets                                                    $97,396,855
Number of Holdings                                                           68
Beta                                                                       1.19
P/E Ratio                                                                 36.1x


What was the investment environment like during the twelve-month period?


The market continued to favor growth stocks, especially technology, in the early weeks of the year, through March 10, 2000. Technology stocks, led by those involved in the internet, rose to excessive price premiums compared to non-technology. At their peak, technology issues had an average earnings ratio that was almost three times higher than the average price/earnings ratio of non-technology companies. From those stratospheric heights, technology stocks fell during the remainder of the year. By the conclusion of the twelve-month period, technology stocks and non-technology stocks were valued at comparable levels.

Outside of technology, the stock market did better than the broad indices would indicate. Because the market indices are dollar-weighted, the larger technology companies weighed down the performance of the market averages. Performance actually broadened to include many different types of stocks, including value stocks with lower price/earnings ratios that had been out of favor during the rallies of 1998 and 1999.

Companies in industries such as energy and pharmaceuticals improved in performance during much of the year, but even they suffered corrections in the closing weeks of the fiscal period.

In the last quarter of the year, investors finally felt the impact of the Federal Reserve Board's earlier efforts to raise short-term rates to slow the rate of economic growth. Corporations began reporting slower-than-expected earnings growth, and stock prices fell dramatically.


                                 Top 5 Sectors
                                 -------------
                   (as a percentage of 12/31/2000 net assets)

Health Care                                                               26.4%
Information Technology                                                    23.1%
Consumer Discretionary                                                    13.8%
Financials                                                                10.4%
Industrials                                                               10.4%


What were your principal strategies in this changing environment, and how did they affect performance?


We began the year with a strong commitment to technology, at more than 50% of net assets. However, we brought that weighting down substantially in the first quarter, to about 30% of assets, concentrating on technology companies with consistent earnings growth that would benefit from a rebound in the sector. We owned no dot-com companies, and concentrated on quality names with strong franchises and proven

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Omega Fund
                          Portfolio Manager Interview

managements that had demonstrated their ability to increase earnings over the long term. These included companies such as Microsoft, Cisco Systems, EMC and Intel, which we believed were well positioned for any rebound by technology stocks.

However, the sector failed to rebound, falling even more dramatically in the closing weeks of the year, pulling the good companies down with the poor companies. In a reversal of the excessive optimism of 1999, investors focused only on negatives and ignored any positive developments affecting technology. Our holdings did not escape this bear market.

As we reduced the Fund's tech holdings, we added to our energy holdings, notably oil services and natural gas. These holdings did well. We held positions in companies such as Apache, Anadarko and Devon Energy, all of which were involved in energy exploration. Over the course of the year, the price of oil rose sharply and the price of natural gas doubled. The stocks of many oil and gas-related companies appreciated as investors anticipated an increase in exploration and production activity, which ultimately would result in acceleration in earnings growth.

We also invested heavily in the health care industry, concentrating on companies with consistent, sustainable earnings growth. Among the performance leaders were major pharmaceutical companies, such as American Home Products and Pharmacia; generic drug companies such as Mylan Laboratories and Barr Laboratories; and drug distributors such as Cardinal Health and AmeriSource Health.


                                Top 10 Holdings
                                ---------------
                   (as a percentage of 12/31/2000 net assets)

Mylan Laboratories, Inc.                                                   3.3%
American Home Products Corp.                                               3.1%
Tyco International, Ltd.                                                   2.9%
Pfizer, Inc.                                                               2.6%
Cardinal Health, Inc.                                                      2.4%
General Electric Co.                                                       2.1%
Cisco Systems, Inc.                                                        2.1%
Comcast Corp., Class A                                                     2.0%
Pharmacia Corp.                                                            2.0%
AmeriSource Health Corp., Class A                                          1.8%



What is your outlook in 2001?


With so many stocks suffering in the bear market of the final months of 2000, we believe the new year could provide greater opportunity for stock appreciation.

Early in 2001, the Federal Reserve Board cut short-term interest rates by 0.50%, and most observers expect further cuts. The prospect of declining interest rates, combined with the possibility of a federal tax cut and a leveling off in energy prices all could help increase economic growth and corporate profits by the second half of the year.

We believe current stock prices already anticipate most of the negative effects of the economic slowdown. Once we get beyond the first quarter of the year, we may see signs of improvement in the economy and in stock market performance. Consistent with historical patterns, the stock market may change ahead of the economy as investors anticipate a change in the dominant trends.

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Omega Fund
                          Portfolio Manager Interview

We expect to continue to favor our primary investment themes of technology and health care. Technology stock prices now are approaching very attractive levels after a burst in the speculative bubble of 1999 and early 2000. We continue to believe that technology provides the productivity tools that enhance economic growth. While stock selection will be important, we anticipate an improved market environment for quality technology leaders. Health care stocks also offer the potential for good performance, as investors are likely to pay higher prices for companies with consistent records of earnings growth, particularly in an industry favored by demographic trends associated with the aging of the baby boomer generation.

We will continue to focus the fund on a core of stable growth stocks of companies with strong franchises, proven management and an ability to sustain or increase earnings growth.

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Omega Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                           Year Ended December 31,
                                       --------------------------------------
                                        2000     1999 #    1998 #   1997 (a)#
Net asset value, beginning of period   $ 19.98   $ 13.57   $11.10    $10.00
                                       -------   -------   ------    ------
 .........................................................................
Income from investment operations
 .........................................................................
Net investment income (loss)              0.01     (0.06)   (0.04)    (0.06)
 .........................................................................
Net realized and unrealized gains or
 losses on securities                    (2.27)     6.47     2.51      1.16
                                       -------   -------   ------    ------
 .........................................................................
Total from investment operations         (2.26)     6.41     2.47      1.10
                                       -------   -------   ------    ------
 .........................................................................
Distributions to shareholders from
 .........................................................................
Net investment income                    (0.01)        0        0         0
 .........................................................................
Net realized gains                       (0.74)        0        0         0
                                       -------   -------   ------    ------
 .........................................................................
Total distributions                      (0.75)        0        0         0
                                       -------   -------   ------    ------
 .........................................................................
Net asset value, end of period         $ 16.97   $ 19.98   $13.57    $11.10
                                       -------   -------   ------    ------
 .........................................................................
Total return*                           (12.46)%   47.24%   22.25%    11.00%
 .........................................................................
Ratios and supplemental data
 .........................................................................
Net assets, end of period (thousands)  $97,397   $24,176   $4,039    $1,868
 .........................................................................
Ratios to average net assets
 Expenses++                               0.68%     0.96%    1.02%     1.06%+
 .........................................................................
 Net investment income (loss)             0.07%    (0.35)%  (0.33)%   (0.74)%+
 .........................................................................
Portfolio turnover rate                    177%      120%      49%       39%
 .........................................................................

(a) For the period from March 6, 1997 (commencement of operations) to December 31, 1997.
* Total return does not reflect charges attributable to your insurance company's separate account.
+   Annualized.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
# Net investment income is based on average shares outstanding during the pe-riod.

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Omega Fund
                            Schedule of Investments
                               December 31, 2000

                                                           Shares      Value
COMMON STOCKS - 91.3%
CONSUMER DISCRETIONARY - 13.8%
Automobiles - 1.5%
  Harley-Davidson, Inc. .................................    36,500 $ 1,450,875
                                                                    -----------
Distributors - 0.7%
  W.W. Grainger, Inc. ...................................    20,000     730,000
                                                                    -----------
Hotels, Restaurants & Leisure - 2.4%
  Brinker International, Inc. *..........................    30,000   1,267,500
  Wendy's International, Inc.............................    40,000   1,050,000
                                                                    -----------
                                                                      2,317,500
                                                                    -----------
Media - 2.8%
  Comcast Corp., Class A *...............................    46,000   1,920,500
  Viacom, Inc., Class B *................................    17,856     834,768
                                                                    -----------
                                                                      2,755,268
                                                                    -----------
Multi-line Retail - 1.6%
  Wal-Mart Stores, Inc...................................    30,000   1,593,750
                                                                    -----------
Specialty Retail - 4.8%
  Barnes & Noble, Inc. *.................................    40,000   1,060,000
  Bed Bath & Beyond, Inc.................................    55,000   1,230,625
  Home Depot, Inc. ......................................    33,000   1,507,688
  Talbots, Inc...........................................    18,200     830,375
                                                                    -----------
                                                                      4,628,688
                                                                    -----------
ENERGY - 7.2%
Energy Equipment & Services - 1.2%
  Nabors Industries, Inc. *..............................    20,000   1,183,000
                                                                    -----------
Oil & Gas - 6.0%
  Anadarko Petroleum Corp. ..............................    18,500   1,314,980
  Apache Corp. ..........................................    20,500   1,436,281
  Devon Energy Corp......................................    26,000   1,585,220
  Kerr-McGee Corp........................................    21,500   1,439,157
                                                                    -----------
                                                                      5,775,638
                                                                    -----------
FINANCIALS - 10.4%
Banks - 1.6%
  Chase Manhattan Corp...................................    35,000   1,590,312
                                                                    -----------
Diversified Financials - 5.7%
  American Express Co. ..................................    28,000   1,538,250
  Citigroup, Inc.........................................    30,766   1,570,989
  Freddie Mac............................................    21,500   1,480,812
  Lehman Brothers Holdings, Inc. ........................    14,000     946,750
                                                                    -----------
                                                                      5,536,801
                                                                    -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Omega Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                            Shares      Value
COMMON STOCKS - continued
FINANCIALS - continued
Insurance - 3.1%
  American International Group, Inc.......................    15,793 $ 1,556,598
  Chubb Corp. ............................................    17,000   1,470,500
                                                                     -----------
                                                                       3,027,098
                                                                     -----------
HEALTH CARE - 26.4%
Biotechnology - 2.6%
  Enzon, Inc. *...........................................    17,000   1,055,063
  MedImmune, Inc. *.......................................    20,000     953,750
  Millennium Pharmaceuticals, Inc. *......................     7,800     482,625
                                                                     -----------
                                                                       2,491,438
                                                                     -----------
Health Care Equipment & Supplies - 5.4%
  Alza Corp. *............................................    37,000   1,572,500
  Applera Corp. - Celera Genomics *.......................    10,000     359,375
  Medtronic, Inc. ........................................    27,000   1,630,125
  Stryker Corp. *.........................................    34,000   1,720,060
                                                                     -----------
                                                                       5,282,060
                                                                     -----------
Health Care Providers & Services - 6.2%
  AmeriSource Health Corp., Class A *.....................    35,000   1,767,500
  Cardinal Health, Inc. ..................................    23,000   2,291,375
  First Health Group Corp. *..............................    18,000     838,125
  Wellpoint Health Networks, Inc., Class A *..............    10,000   1,152,500
                                                                     -----------
                                                                       6,049,500
                                                                     -----------
Pharmaceuticals - 12.2%
  American Home Products Corp. ...........................    47,500   3,018,625
  Barr Laboratories, Inc. *...............................    15,000   1,094,062
  Mylan Laboratories, Inc. ...............................   128,500   3,236,594
  Pfizer, Inc. ...........................................    56,000   2,576,000
  Pharmacia Corp..........................................    31,277   1,907,897
                                                                     -----------
                                                                      11,833,178
                                                                     -----------
INDUSTRIALS - 10.4%
Commercial Services & Supplies - 5.3%
  Automatic Data Processing, Inc..........................    11,000     696,437
  Cadence Design Systems, Inc. *..........................    30,000     825,000
  Concord EFS, Inc. *.....................................    15,000     659,063
  Devry, Inc. *...........................................    27,100   1,023,025
  Equifax, Inc. ..........................................    30,000     860,625
  Paychex, Inc............................................    23,000   1,118,375
                                                                     -----------
                                                                       5,182,525
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Omega Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                            Shares      Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Industrial Conglomerates - 5.1%
  General Electric Co. ...................................    43,500 $ 2,085,281
  Tyco International, Ltd. ...............................    51,300   2,847,150
                                                                     -----------
                                                                       4,932,431
                                                                     -----------
INFORMATION TECHNOLOGY - 23.1%
Communications Equipment - 5.8%
  CIENA Corp. *...........................................     7,000     568,750
  Cisco Systems, Inc. *...................................    53,000   2,027,250
  Juniper Networks, Inc. *................................     4,600     579,888
  Plantronics, Inc. *.....................................    26,000   1,222,000
  QUALCOMM, Inc. *........................................    15,000   1,232,812
                                                                     -----------
                                                                       5,630,700
                                                                     -----------
Computers & Peripherals - 5.1%
  EMC Corp. *.............................................    25,000   1,662,500
  Network Appliance, Inc. *...............................     8,000     513,500
  NVIDIA Corp. *..........................................    47,200   1,546,537
  Palm, Inc. *............................................    11,000     311,438
  QLogic Corp. *..........................................    12,687     976,899
                                                                     -----------
                                                                       5,010,874
                                                                     -----------
Electronic Equipment & Instruments - 3.8%
  Cree Research, Inc. *...................................    29,400   1,044,619
  JDS Uniphase Corp. *....................................     5,500     229,281
  Sandisk Corp. *.........................................    30,400     843,600
  Waters Corp. *..........................................    19,000   1,586,500
                                                                     -----------
                                                                       3,704,000
                                                                     -----------
Internet Software & Services - 1.9%
  America Online, Inc. *..................................    24,700     859,560
  Check Point Software Technologies, Ltd. *...............     7,500   1,001,719
                                                                     -----------
                                                                       1,861,279
                                                                     -----------
Semiconductor Equipment & Products - 5.0%
  Microchip Technology, Inc. *............................    57,975   1,271,827
  Micron Technology, Inc. *...............................    40,000   1,420,000
  SDL, Inc. *.............................................     4,000     592,750
  Vitesse Semiconductor Corp. *...........................    29,000   1,604,062
                                                                     -----------
                                                                       4,888,639
                                                                     -----------
Software - 1.5%
  Microsoft Corp. *.......................................    32,900   1,427,037
                                                                     -----------
    Total Common Stocks (cost $88,912,153)................            88,882,591
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Omega Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                           Shares      Value
SHORT-TERM INVESTMENTS - 8.2%
MUTUAL FUND SHARES - 8.2%
Evergreen Select Money Market Fund
 (cost $8,043,095) o..................................... 8,043,095 $ 8,043,095
                                                                    -----------
Total Investments - (cost $96,955,248) - 99.5%.....................  96,925,686
Other Assets and Liabilities - 0.5%................................     471,169
                                                                    -----------
Net Assets - 100.0%................................................ $97,396,855
                                                                    ===========

*  Non-income producing security.
o The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union National Bank.





                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Omega Fund
                      Statement of Assets and Liabilities
                               December 31, 2000

--------------------------------------------------------------------------------

Assets
 Identified cost of securities...................................  $ 96,955,248
 Net unrealized losses on securities.............................       (29,562)
--------------------------------------------------------------------------------
 Market value of securities......................................    96,925,686
 Receivable for securities sold..................................     3,278,761
 Receivable for Fund shares sold.................................       355,335
 Dividends and interest receivable...............................        66,609
 Deferred organization expenses..................................         2,398
--------------------------------------------------------------------------------
   Total assets..................................................   100,628,789
--------------------------------------------------------------------------------
Liabilities
 Payable for securities purchased................................     3,216,159
 Payable for Fund shares redeemed................................           482
 Advisory fee payable............................................         5,642
 Due to other related parties....................................         1,085
 Accrued expenses and other liabilities..........................         8,566
--------------------------------------------------------------------------------
   Total liabilities.............................................     3,231,934
--------------------------------------------------------------------------------
Net assets.......................................................  $ 97,396,855
--------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital.................................................  $115,929,407
 Undistributed net investment loss...............................          (230)
 Accumulated net realized losses on securities...................   (18,502,760)
 Net unrealized losses on securities.............................       (29,562)
--------------------------------------------------------------------------------
Total net assets.................................................  $ 97,396,855
--------------------------------------------------------------------------------
Shares outstanding...............................................     5,740,933
--------------------------------------------------------------------------------
Net asset value per share........................................  $      16.97
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Omega Fund
                            Statement of Operations
                          Year Ended December 31, 2000

--------------------------------------------------------------------------------
Investment income
 Dividends (net of foreign withholding taxes of $821)............  $    220,847
 Interest........................................................       299,542
--------------------------------------------------------------------------------
Total investment income..........................................       520,389
--------------------------------------------------------------------------------
Expenses
 Advisory fee....................................................       370,249
 Administrative services fees....................................        71,080
 Transfer agent fee..............................................           724
 Trustees' fees and expenses.....................................         1,440
 Printing and postage expenses...................................         5,307
 Custodian fee...................................................        16,650
 Professional fees...............................................        12,956
 Organization expenses...........................................         2,033
 Other...........................................................           146
--------------------------------------------------------------------------------
   Total expenses................................................       480,585
   Less: Expense reductions......................................        (6,625)
--------------------------------------------------------------------------------
   Net expenses..................................................       473,960
--------------------------------------------------------------------------------
 Net investment income...........................................        46,429
--------------------------------------------------------------------------------
Net realized and unrealized losses on securities
 Net realized losses on securities...............................   (18,450,031)
--------------------------------------------------------------------------------
 Net change in unrealized gains or losses on securities..........    (4,440,246)
--------------------------------------------------------------------------------
 Net realized and unrealized losses on securities................   (22,890,277)
--------------------------------------------------------------------------------
 Net decrease in net assets resulting from operations............  $(22,843,848)
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Omega Fund
                      Statements of Changes in Net Assets

                                                      Year Ended December 31,
                                                      -------------------------
                                                          2000         1999
--------------------------------------------------------------------------------
Operations
 Net investment income (loss).......................  $     46,429  $   (32,393)
 Net realized gains or losses on securities.........   (18,450,031)   1,643,233
 Net change in unrealized gains or losses on
  securities........................................    (4,440,246)   3,434,126
--------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
    from operations.................................   (22,843,848)   5,044,966
--------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income..............................       (54,073)           0
 Net realized gains.................................    (1,525,369)           0
--------------------------------------------------------------------------------
   Total distributions to shareholders..............    (1,579,442)           0
--------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold..........................    97,162,616   15,509,072
 Payment for shares redeemed........................    (1,097,500)    (417,288)
 Net asset value of shares issued in reinvestment of
  distributions.....................................     1,579,441            0
--------------------------------------------------------------------------------
 Net increase in net assets resulting from capital
  share transactions................................    97,644,557   15,091,784
--------------------------------------------------------------------------------
 Total increase in net assets.......................    73,221,267   20,136,750
Net assets
 Beginning of period................................    24,175,588    4,038,838
--------------------------------------------------------------------------------
 End of period......................................  $ 97,396,855  $24,175,588
--------------------------------------------------------------------------------
Overdistributed net investment income...............  $       (230) $      (253)
--------------------------------------------------------------------------------
Other information:
Share increase (decrease)
 Shares sold........................................     4,517,903      939,320
 Shares redeemed....................................       (51,686)     (27,094)
 Shares issued in reinvestment of distributions.....        64,871            0
--------------------------------------------------------------------------------
 Net increase in shares.............................     4,531,088      912,226
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Omega Fund
                         Notes to Financial Statements

1. ORGANIZATION

The Evergreen VA Omega Fund (the "Fund") is a diversified series of Evergreen Variable Annuity Trust (the "Trust"), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management investment company reg-istered under the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported here-in. Actual results could differ from these estimates.

A. Valuation of Securities
Equity securities for which exchange quotations are readily available are val-ued at the last reported sale price, or if no sale price is available, are val-ued at the mean between the last reported bid and asked price. Securities for which market quotations are not readily available (including restricted securi-ties) are valued at fair value as determined in good faith according to proce-dures approved by the Board of Trustees.

Investments in mutual fund shares are valued at net asset value.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Securities pledged as collateral for repurchase agreements are held in a segre-gated account by the custodian on the Fund's behalf. The Fund monitors the ade-quacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

D. Federal Taxes
The Fund intends to comply with the provisions of the Internal Revenue Code ap-plicable to regulated investment companies and to distribute all of its net in-vestment company taxable income and net capital gains, if any, to its share-holders. Accordingly, no provision for federal income or excise tax is re-quired.

E. Distributions
Distributions from net investment income for the Fund are declared and paid an-nually. Distributions from net realized capital gains, if any, are paid at least annually. To the extent that realized capital gains can be offset by cap-ital loss carryovers, it is the Fund's policy not to distribute such gains. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or avail-able capital loss carryovers, as applicable) under income tax regulations.

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Omega Fund
                    Notes to Financial Statements(continued)


F. Organization Expenses
Organization expenses for the Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, re-demption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly owned subsidiary of First Union National Bank ("FUNB"), is the investment advi-sor for the Fund. FUNB is a subsidiary of First Union Corporation ("First Union"). In return for providing investment management services, the Fund pays EIMC a management fee that is computed and paid daily at a rate of 0.52% of the average daily net assets of the Fund.

Evergreen Investment Services ("EIS"), an indirect, wholly owned subsidiary of FUNB, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel. Prior to May 1, 2000, The BISYS Group, Inc. ("BISYS") served as the sub-administrator to the Fund and provided the officers of the Fund. Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

For its services, the Fund pays the administrator a fee at the annual rate of 0.10% of the Fund's average daily net assets. During the year ended December 31, 2000, the Fund paid or accrued $70,743 for administrative services and $337 for sub-administrative services.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly owned subsidiary of FUNB, is the transfer and dividend disbursing agent for the Fund.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $205,214,354 and $116,446,383, respectively, for the year ended December 31, 2000.

On December 31, 2000 the aggregate cost of securities for federal income tax purposes was $98,352,034. The gross unrealized appreciation and depreciation on securities based on that cost was $8,332,012 and $9,758,360, respectively, with a net unrealized depreciation of $1,426,348.

As of December 31, 2000, the Fund had a capital loss carryover for federal in-come tax purposes of $6,039,575 expiring in 2008.

For income tax purposes, capital losses incurred after October 31 within a Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. The Fund has incurred and will elect to defer post Octo-ber losses of $11,066,400.

5. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian and brokerage/service arrangements with specific brokers, a portion of the Fund's expenses have been reduced. The Fund received reductions related to expense offset arrangements and brokerage transactions of $3,583 and $3,042, respec-tively. The impact of the total expense reductions on the Fund's annualized ex-pense ratio represented as a percentage of its average net assets was 0.01%.

6. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral ac-

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Omega Fund
                    Notes to Financial Statements(continued)

counts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of se-curities for prompt delivery, including funding redemption of their shares, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the year ended December 31, 2000, the Fund had no borrowings under this agreement.

8. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain ac-counting practices and disclosures presently used, such as treatment of pay-ments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement disclosures. While some of the Guide's requirements will not be effective until the SEC amends its disclosure and reporting requirements, other requirements are effective presently. Adopt-ing these requirements will not have a material impact on the Fund's financial statements.

                          Independent Auditors' Report

Board of Trustees and Shareholders
Evergreen VA Omega Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Evergreen VA Omega Fund as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then end-ed, and the financial highlights for each of the years or periods in the four-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custo-dian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green VA Omega Fund as of December 31, 2000, the results of its operations, changes in its net assets and financial highlights for each of the years or pe-riods described above in conformity with accounting principles generally ac-cepted in the United States of America.

                                   /s/ KPMG LLP

Boston, Massachusetts
February 2, 2001

                        EVERGREEN VARIABLE ANNUITY TRUST
                            Evergreen VA Omega Fund
                       Additional Information (unaudited)

FEDERAL TAX STATUS OF DISTRIBUTIONS

Pursuant to section 852 of the Internal Revenue Code, the Fund has designated $830,342, or $0.405 per share, as long-term capital gain distributions for the year ended December 31, 2000.

For corporate shareholders, 6.41% of ordinary income dividends paid during the fiscal year ended December 31, 2000 qualified for the dividends received deduc-tion.

                        EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund
                    Fund at a Glance as of December 31, 2000

"We generally favored value stocks that were reasonably priced over growth stocks that we believed were overpriced, particularly in the United Kingdom."


                                   Portfolio
                                  Management
                                  ----------

                               Kathryn Langridge
                              Tenure: March 1998
                                Scott McGlashan
                              Tenure: March 1998
                                Margaret Roddan
                              Tenure: March 1998
                                Robert Yerbury
                              Tenure: March 1998
                            Stephen Whittaker, CFA
                              Tenure: March 1998
                                 Paul Chesson
                             Tenure: January 2000

--------------------------------------------------------------------------------
                            PERFORMANCE & RETURNS/1/
--------------------------------------------------------------------------------

Portfolio Inception Date:                                             3/3/1998
Average Annual Returns
1 year                                                                -13.08%
Since Portfolio Inception                                              11.58%
12-month capital gain distributions per share                          $1.58


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                VA Perpetual Intl     Consumer Price Index - US     MSCI

 3/28/98             10,000                    10,000              10,000
 3/31/98             10,200                    10,019              10,310
 6/30/98             11,009                    10,068              10,427
 9/30/98              9,657                    10,105               8,951
12/31/98             11,209                    10,124              10,808
 3/31/99             11,521                    10,191              10,966
 6/30/99             12,521                    10,266              11,253
 9/30/99             13,153                    10,371              11,754
12/31/99             15,689                    10,395              13,759
 3/31/00             16,602                    10,568              13,752
 6/30/00             15,761                    10,582              13,215
 9/30/00             14,434                    10,729              12,157
12/31/00             13,637                    10,766              11,839


Comparison of a $10,000 investment in Evergreen VA Perpetual International Fund/1/ versus a similar investment in the Morgan Stanley Capital International Europe, Australasia and Far East Index (MSCI EAFE) and the Consumer Price Index
(CPI).

The MSCI EAFE is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/1/Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

Funds that concentrate their investments in a single country or region may face increased risk of price fluctuation over more diversified funds due to adverse developments within that country or region.

All data is as of December 31, 2000 and subject to change.

                        EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund
                          Portfolio Manager Interview

How did the Fund perform during the twelve-month period ended December 31, 2000?

For the twelve-month period ended December 31, 2000, the Evergreen VA Perpetual International Fund returned -13.08%. In comparison, the MSCI EAFE Index returned -14.17% for the same period.


                                   Portfolio
                                Characteristics
                                ---------------
                               (As of 12/31/2000)

Total Net Assets                                         $26,468,960
Number of Holdings                                               265
P/E Ratio                                                      22.5x


Describe the economic environment during the period?


During the twelve months, the rapid pace of economic growth in many world economies led to concerns about the possibility of accelerating wage and price inflation. As a result, central banks in the United States and overseas tightened their monetary policies and periodically raised interest rates. At the end of the period, it appeared that the anti-inflation policies of the central banks were having the desired effect. Economic growth in many countries slowed and inflation appeared to be contained. In the United States, evidence began to emerge that the economic slowdown was more abrupt than anticipated.


                                 Top 5 Sectors
                                 -------------
                   (as a percentage of 12/31/2000 net assets)

Financials                                               26.4%
Consumer Discretionary                                   17.4%
Industrials                                              14.4%
Information Technology                                   11.2%
Materials                                                 6.8%


Given this economic backdrop, how did equity markets perform?


At the beginning of the period, equity markets soared, as investors bid up the prices of telecommunications, media and technology stocks ("TMT"). As we entered the second quarter of 2000, however, investor sentiment changed. Investors became concerned that the high valuations of TMT stocks were unsustainable. In addition, they worried that rising interest rates would dampen corporate profits and ultimately lead to lower stock prices. This uncertainty produced a significant market sell-off, first in TMT stocks and then in other market sectors. Toward the end of the period, fears that the slowing U.S. economy would translate into earnings downgrades led to further weakness in most markets.


How did you manage the portfolio in this environment?


We generally favored value stocks that were reasonably priced over growth stocks that we believed were overpriced, particularly in the United Kingdom. At the country allocation level, we increased the Fund's exposure in the UK and Europe and, at the same time, decreased investments in Japan and Asia, where markets were more leveraged to the U.S. economic slowdown.

                        EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund
                          Portfolio Manager Interview

What was your strategy in Europe?

The UK and continental Europe accounted for 67% of portfolio assets at the end of the year, up from a low of 56% in February. In the UK, we avoided making large commitments to technology shares and focused mostly on interest rate-sensitive stocks. Because the UK was one of the first areas to experience an economic slowdown, we believed it was likely to be one of the first places where interest rates would decline. We overweighted the portfolio in retailing and construction stocks--shares that tend to perform well when interest rates go down. In the retailing sector we invested in Signet Group and Selfridges; in the construction area we added John Laing and Fairview Holdings.

In continental Europe, many companies continued their restructuring programs, which we believe should enhance corporate governance and shareholder value. While we invested significantly in some growth stocks in the telecommunications sector, we focused more on telecommunications equipment builders than on utility companies. Equipment builders are in the business of developing new technologies to enhance internet and wireless communications. Our emphasis on interest rate-sensitive stocks led us to investments in domestic consumer companies and financial institutions--sectors that we believe should perform well should interest rates decline.


                                Top 10 Holdings
                                ---------------
                   (as a percentage of 12/31/2000 net assets)

Ericsson LM Telephone                                        2.7%
Nokia Oyj                                                    2.7%
Assicurazioni Generali SpA                                   2.1%
Vodafone Airtouch Plc                                        2.0%
Schweizerische Rueckversicherungs-Gesellschaft               1.8%
Shell Transportation & Trading Co. Plc                       1.3%
Julius Baer Holdings AG                                      1.3%
TNT Post Group NV                                            1.3%
Zurich Financial Services Group                              1.3%
Toppan Printing Co., Ltd.                                    1.3%


Why did you reduce the Fund's allocation to Japan?

After several fiscal stimulus packages, Japan continued to suffer from the perception that consumers were reluctant to increase spending in order to boost the economy. In addition, progress toward achieving government and corporate reforms was slow. We emphasized companies with forward-looking management that were prepared to meet the challenge of a new more competitive environment. While economic and earnings growth was relatively strong, the Japanese market suffered from a lack of foreign investment, particularly from the United States. In the second half of the year, we cut back the Fund's weighting in Japan to invest in more immediately favorable opportunities elsewhere.

                               Top 10 Countries
                               ----------------
                   (as a percentage of 12/31/2000 net assets)

United Kingdom                                         26.2%
Japan                                                  20.7%
Netherlands                                             7.1%
Italy                                                   5.2%
France                                                  5.2%
Switzerland                                             4.9%
Germany                                                 4.2%
Spain                                                   3.2%
Hong Kong                                               3.1%
Finland                                                 3.0%

                        EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund
                          Portfolio Manager Interview

How did markets in the remainder of Asia perform?

As a region, Asia was a disappointment. Political upheaval and market uncertainty dampened investor confidence, especially in the smaller markets. Because Asia's recovery from the financial crisis of 1998 was quick and relatively strong, expectations were high for continuing government and corporate reforms. However, reforms were slow in coming. Foreign investors grew impatient with the glacial pace of reform and returned to higher growth markets such as the United States. China and its conduit market in Hong Kong were the main economic drivers in Asia. Most other stock markets suffered from higher U.S. interest rates and from decreased demand for electronic components, as companies around the world cut spending for information technology. The Fund's exposure to Asian markets was dominated by Hong Kong, where we expect Chinese economic growth and U.S. interest rate reduction to have a beneficial effect.


At 2% of assets, the Fund's allocation to Latin America remained relatively stable. How did Latin American markets fare?


Throughout the year, the economic fundamentals improved in most Latin American markets. Despite this encouraging development, Latin America was affected by the increased volatility in the world's developed markets. The downturn in well-established markets reduced investors' appetite for risk. In the months ahead, the Latin American markets are likely to improve. Their proximity to U.S. markets and their better credit ratings have made these markets cheaper and more accessible to global investors.


What is your outlook?


In general, we are optimistic that interest rates in the United Kingdom, Europe and the United States will decline and that there will be further evidence of an economic recovery in Japan. We believe that most of the froth has been taken out of the equity markets and that there are many attractive investment opportunities. We believe the Fund's emphasis on investment fundamentals will be beneficial to investors. Markets have broadened out again as "internet fever" has subsided and we believe this trend should continue.

                        EVERGREEN VARIABLE ANNUITY TRUST
                 Evergreen VA Perpetual International Fund (a)
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                   Year Ended December 31,
                                                 --------------------------
                                                  2000      1999    1998(b)
Net asset value, beginning of period             $ 19.60   $ 14.01  $ 12.50
                                                 -------   -------  -------
Income from investment operations
Net investment income                               0.03      0.02     0.02
Net realized and unrealized gains or losses on
 securities and foreign currency related
 transactions                                      (2.32)     5.58     1.49
                                                 -------   -------  -------
Total from investment operations                   (2.29)     5.60     1.51
                                                 -------   -------  -------
Distributions to shareholders from net realized
 gains                                             (1.58)    (0.01)       0
                                                 -------   -------  -------
Net asset value, end of period                   $ 15.73   $ 19.60  $ 14.01
                                                 -------   -------  -------
Total return *                                    (13.08%)   39.99%   12.08%
Ratios and supplemental data
Net assets, end of period (thousands)            $26,469   $24,816  $11,821
Ratios to average net assets
 Expenses++                                         1.37%     1.96%    1.60%+
 Net investment income                              0.17%     0.13%    0.34%+
Portfolio turnover rate                              141%      113%      95%

(a) Effective February 1, 2000, shareholders of Mentor VIP Perpetual Interna-tional Portfolio became owners of that number of full and fractional shares of Evergreen VA Perpetual International Fund. As Mentor VIP Perpet-ual International Portfolio contributed the majority of assets and share-holders to the Evergreen VA Perpetual International Fund, its accounting and performance history has been carried forward.
(b) For the period from March 3, 1998 (commencement of operations) to December 31, 1998.
* Total return does not reflect charges attributable to your insurance company's separate account.
+    Annualized.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund
                            Schedule of Investments
                               December 31, 2000

                                             Country       Shares      Value
COMMON STOCKS - 96.9%
CONSUMER DISCRETIONARY - 16.5%
Auto Components - 0.3%
  BBA Group Plc.......................... United Kingdom     14,091 $    77,960
                                                                    -----------
Automobiles - 2.2%
  Brilliance China Automotive Holdings,
   Ltd................................... United States     400,000     108,978
  Honda Motor Co., Ltd. ................. Japan               7,000     260,847
  Mazda Motor Corp. ..................... Japan              80,000     204,339
                                                                    -----------
                                                                        574,164
                                                                    -----------
Distributors - 1.6%
  Buhrmann NV............................ Netherlands        10,150     272,106
  International Trading Corp............. Japan               2,000      47,236
  Synnex Technology International Corp.,
   GDR................................... Taiwan              4,360      24,852
  Wolseley Plc .......................... United Kingdom     11,207      77,086
                                                                    -----------
                                                                        421,280
                                                                    -----------
Hotels, Restaurants & Leisure - 1.2%
  Cafe De Coral Holdings, Ltd............ Hong Kong          60,000      25,578
  Corporacion de Interamericana
   Entretenimiento SA *.................. Mexico              4,688      19,259
  First Choice Holidays Plc.............. United Kingdom     14,000      26,586
  Granada Compass Plc.................... United Kingdom      7,056      76,863
  Hilton Group Plc....................... United Kingdom     35,132     109,794
  Millennium & Copthorne Hotels Plc...... United Kingdom      8,000      52,395
                                                                    -----------
                                                                        310,475
                                                                    -----------
Household Durables - 1.5%
  Fairview Holdings Plc.................. United Kingdom     18,400      48,988
  George Wimpey Plc...................... United Kingdom     10,000      22,429
  Matsushita-Kotobuki Electronics
   Industries, Ltd....................... Japan              18,000     277,432
  Taylor Woodrow Plc..................... United Kingdom     21,000      55,894
                                                                    -----------
                                                                        404,743
                                                                    -----------
Leisure Equipment & Products - 1.4%
  EMI Group Plc.......................... United Kingdom     10,000      82,241
  Infogrames Entertainment SA *.......... France             10,632     191,682
  Shimano, Inc........................... Japan               4,400      86,407
                                                                    -----------
                                                                        360,330
                                                                    -----------
Media - 3.7%
  ABS-CBN Broadcasting Corp. ............ Philippines        23,000      22,540
  BEC World.............................. Thailand            4,000      19,447
  Capital Radio.......................... United Kingdom      3,000      53,831
  Daily Mail & General Trust, Class A.... United Kingdom      6,660      84,649
  Globo Cabo SA, ADR *................... Brazil                500       5,625
  Grupo Prisa SA......................... Spain              12,000     198,317
  Grupo Televisa SA, ADR *............... Mexico                500      22,469
  Kensington Group....................... United Kingdom     10,200      31,572

                        EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                           Country       Shares      Value
COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Media - continued
  Rank Group........................... United Kingdom     17,450 $    45,662
  Reed International Plc............... United Kingdom     10,200     106,764
  Shaw Brothers (Hong Kong), Ltd. ..... Hong Kong          43,000      33,354
  Singapore Press Holdings, Ltd. *..... Singapore           2,000      29,561
  TV Azteca SA de CV, ADR *............ Mexico              1,700      16,894
  VNU NV............................... Netherlands         6,192     304,378
                                                                  -----------
                                                                      975,063
                                                                  -----------
Multi-line Retail - 1.9%
  Debenhams Retail Plc................. United Kingdom     10,000      43,326
  Don Quijote Co., Ltd. ............... Japan                 700      59,395
  Isetan Co............................ Japan               3,000      31,622
  National Express Group............... United Kingdom      5,200      56,217
  Next Plc............................. United Kingdom      6,928      83,393
  Publicis Groupe SA................... France              3,219     108,785
  Seiyu, Ltd. *........................ Japan              21,000      55,660
  Selfridges Plc....................... United Kingdom     18,000      78,862
                                                                  -----------
                                                                      517,260
                                                                  -----------
Specialty Retail - 1.7%
  Bulgari SpA.......................... Italy              15,880     195,338
  DFS Furniture Co. Plc................ United Kingdom      3,900      20,498
  MFI Furniture Group.................. United Kingdom     38,250      39,236
  Morrison Supermarkets Plc............ United Kingdom     25,260      68,744
  Signet Group Plc..................... United Kingdom    159,925     119,688
                                                                  -----------
                                                                      443,504
                                                                  -----------
Textiles & Apparel - 1.0%
  Gucci Group NV....................... Netherlands         3,150     273,601
                                                                  -----------
CONSUMER STAPLES - 5.2%
Beverages - 1.6%
  Al-Ahram Beverage Co. SAE, GDR
   144A *.............................. Egypt               8,000     103,200
  Bass Plc............................. United Kingdom      9,677     105,487
  Companhia de Bebidas, ADR............ Brazil              4,700     121,025
  Interbrew SA......................... Belgium             2,555      89,056
                                                                  -----------
                                                                      418,768
                                                                  -----------
Food & Drug Retailing - 1.1%
  Boots Co. Plc........................ United Kingdom      4,000      36,425
  Circle K Japan Co. .................. Japan               2,200      77,362
  Familymart Co., Ltd. ................ Japan               1,900      47,949
  Iceland Group Plc.................... United Kingdom      9,555      45,983
  Safeway Plc.......................... United Kingdom     20,000      89,419
                                                                  -----------
                                                                      297,138
                                                                  -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                             Country       Shares      Value
COMMON STOCKS - continued
CONSUMER STAPLES - continued
Food Products - 0.7%
  Ajinomoto Co., Inc..................... Japan               6,000 $    77,939
  Express Dairies Plc.................... United Kingdom     39,000      35,573
  Northern Foods Plc..................... United Kingdom     38,900      80,271
                                                                    -----------
                                                                        193,783
                                                                    -----------
Household Products - 0.5%
  Kao Corp............................... Japan               3,000      87,124
  Reckitt Benckiser Plc.................. United Kingdom      2,700      37,224
                                                                    -----------
                                                                        124,348
                                                                    -----------
Personal Products - 0.7%
  Body Shop International Plc............ United Kingdom     28,758      45,582
  Shiseido Co., Ltd...................... Japan              12,000     133,835
                                                                    -----------
                                                                        179,417
                                                                    -----------
Tobacco - 0.6%
  British America Tobacco Indonesia Plc.. United Kingdom     17,175     130,913
  PT HM Sampoerna Tbk.................... Indonesia          22,000      33,881
                                                                    -----------
                                                                        164,794
                                                                    -----------
ENERGY - 3.4%
Energy Equipment & Services - 1.1%
  IHC Caland NV.......................... Netherlands         2,730     128,174
  Petroleum Geo-Services ASA *........... Norway             12,890     169,955
                                                                    -----------
                                                                        298,129
                                                                    -----------
Oil & Gas - 2.3%
  BP Amoco............................... United Kingdom      8,000      64,597
  Enterprise Oil Plc..................... United Kingdom     18,460     156,510
  Petroleo Brasileiro SA, ADR
   ("Petrobras") *....................... Brazil              1,100      27,775
  Shell Transportation & Trading Co.
   Plc................................... United Kingdom     43,250     355,048
                                                                    -----------
                                                                        603,930
                                                                    -----------
FINANCIALS - 25.7%
Banks - 9.2%
  Abbey National Bank Plc................ United Kingdom      8,825     160,860
  Asahi Bank............................. Japan              71,000     241,594
  Banco Popular Espanol SA............... Spain               5,324     185,472
  Bank of Scotland Plc................... United Kingdom     11,300     118,363
  Credit Lyonnais........................ France              3,305     115,446
  Dah Sing Financial Group............... Hong Kong          10,031      54,144
  Danske Bank............................ Denmark             7,940     142,950
  Grupo Financiero Banamex AC *.......... Mexico             16,200      26,621
  Halifax Group.......................... United Kingdom      9,680      96,038
  Lloyds TSB Group Plc................... United Kingdom     19,400     205,382
  Overseas Union Bank, Ltd............... Singapore          23,000     107,564

                        EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                             Country       Shares      Value
COMMON STOCKS - continued
FINANCIALS - continued
Banks - continued
  Public Bank, Ltd....................... Malaysia           50,000 $    38,947
  Royal Bank of Scotland Plc............. United Kingdom      6,060     143,353
  Sanwa Bank, Ltd........................ Japan              24,000     168,160
  Shinhan Bank, GDR...................... Korea               1,000      17,000
  Standard Chartered Bank Plc............ United Kingdom      7,700     111,051
  Sumitomo Bank, Ltd..................... Japan              20,000     205,213
  Tokai Bank, Ltd........................ Japan              43,000     186,188
  Uniao de Bancos Brasileiros SA, GDR
   ("Unibanco").......................... Brazil                900      26,494
  United Overseas Bank................... Singapore          10,448      78,420
                                                                    -----------
                                                                      2,429,260
                                                                    -----------
Diversified Financials - 7.9%
  Aeon Credit Service Co., Ltd. *........ Hong Kong         148,400      45,188
  Aiful Corp............................. Japan               2,800     228,516
  Cattles Plc............................ United Kingdom     15,000      55,849
  Compart SpA............................ Italy             130,000     280,761
  Daiwa Securities Co., Ltd. ............ Japan              16,000     166,970
  Hanson Plc............................. United Kingdom      4,000      27,454
  HSBC Holdings Plc - Hong Kong
   Exchange.............................. United Kingdom      2,375      35,322
  Hutchison Whampoa, Ltd................. Hong Kong           5,000      62,342
  ING Groep NV........................... Netherlands         3,842     306,938
  Irish Life & Permanent Plc............. Ireland            11,339     139,794
  Julius Baer Holdings AG................ Switzerland            61     333,808
  Kokusai Securities Co., Ltd............ Japan              16,000     130,161
  Lonrho Plc............................. United Kingdom      7,000     101,531
  Merrill Lynch & Co., Inc. *............ United States      14,000      17,689
  Orix Corp.............................. Japan                 600      60,147
  Public Finance......................... Malaysia           32,000      28,968
  Tele Atlas NV *........................ Netherlands         6,165      85,966
                                                                    -----------
                                                                      2,107,404
                                                                    -----------
Insurance - 6.8%
  Assicurazioni Generali SpA............. Italy              13,813     548,648
  Britannic Assurance Plc................ United Kingdom      5,050      77,174
  COFACE................................. France              1,200     122,821
  Legal & General Group Plc.............. United Kingdom     20,000      55,176
  Prudential Corp. Plc................... United Kingdom     11,010     177,309
  Schweizerische Rueckversicherungs-
   Gesellschaft.......................... Switzerland           203     486,554
  Zurich Financial Services Group........ Switzerland           549     330,911
                                                                    -----------
                                                                      1,798,593
                                                                    -----------
Real Estate - 1.8%
  Amoy Properties, Ltd................... Hong Kong          50,000      55,130
  British Land Co. Plc................... United Kingdom      5,000      35,514
  Chelsfield Plc......................... United Kingdom      6,000      32,433

                        EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                             Country       Shares      Value
COMMON STOCKS - continued
FINANCIALS - continued
Real Estate - continued
  Cheung Kong Holdings, Ltd. ............ Hong Kong          19,000 $   242,990
  Henderson Land Development Co., Ltd. .. Hong Kong           3,000      15,270
  Land Securities Plc.................... United Kingdom      7,100      89,445
                                                                    -----------
                                                                        470,782
                                                                    -----------
HEALTH CARE - 5.0%
Biotechnology - 0.5%
  Cambridge Antibody Technology Group Plc
   *..................................... United Kingdom      1,000      56,821
  Novozymes, Ser. B...................... Denmark             3,375      67,562
                                                                    -----------
                                                                        124,383
                                                                    -----------
Health Care Equipment & Supplies - 0.9%
  Jomed NV *............................. Netherlands         3,000     164,723
  Smith & Nephew Plc..................... United Kingdom     18,272      84,699
                                                                    -----------
                                                                        249,422
                                                                    -----------
Pharmaceuticals - 3.6%
  Alliance Unichem Plc................... United Kingdom      9,500      77,561
  British Biotech........................ United Kingdom     50,000      14,392
  Elan Corp. Plc, ADR *.................. Ireland             2,389     111,835
  Novo Nordisk........................... Denmark             1,565     280,775
  Ono Pharmaceutical Co., Ltd............ Japan               3,000     117,302
  Sankyo Co.............................. Japan              12,000     287,614
  Toyama Chemical Co..................... Japan               8,000      28,901
  XTL Biopharmaceuticals, Ltd. *......... United Kingdom     10,200      20,972
                                                                    -----------
                                                                        939,352
                                                                    -----------
INDUSTRIALS - 14.4%
Aerospace & Defense - 0.6%
  British Aerospace Plc.................. United Kingdom      9,500      54,264
  Meggitt Plc............................ United Kingdom     14,122      43,923
  Rolls-Royce Plc........................ United Kingdom     25,820      76,542
                                                                    -----------
                                                                        174,729
                                                                    -----------
Air Freight & Couriers - 1.5%
  Nippon Express Co., Ltd................ Japan              10,000      60,357
  TNT Post Group NV...................... Netherlands        13,790     333,561
                                                                    -----------
                                                                        393,918
                                                                    -----------
Airlines - 1.0%
  British Airways Plc.................... United Kingdom      8,400      49,049
  Lufthansa AG........................... Germany             8,019     206,694
                                                                    -----------
                                                                        255,743
                                                                    -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                             Country       Shares      Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Commercial Services & Supplies - 3.9%
  Amadeus Global Travel *................ Spain              24,974 $   185,259
  Atos SA *.............................. France              1,312      92,398
  Cap Gemini NV.......................... France                731     117,925
  ITG Group Plc *........................ Ireland            10,055      67,744
  Securicor Plc.......................... United Kingdom     20,115      46,997
  Telegate SA *.......................... Germany             1,270     112,098
  Toppan Printing Co., Ltd............... Japan              38,000     330,738
  Transiciel SA *........................ France              2,200      78,707
                                                                    -----------
                                                                      1,031,866
                                                                    -----------
Construction & Engineering - 1.6%
  Balfour Beatty Plc..................... United Kingdom     20,080      35,730
  Bellway Plc............................ United Kingdom      4,800      24,762
  Laing John Plc......................... United Kingdom     16,000      95,101
  Mitsui Engineering & Shipbuilding Co.,
   Ltd. *................................ Japan              86,000      78,989
  Saipem SpA............................. Italy              35,000     190,946
                                                                    -----------
                                                                        425,528
                                                                    -----------
Electrical Equipment - 0.7%
  Densei Lambda KK....................... Japan                 800      16,655
  Elexis AG.............................. Germany            10,700      38,280
  Entrelec Groupe SA..................... France              2,570     131,521
                                                                    -----------
                                                                        186,456
                                                                    -----------
Industrial Conglomerates - 2.2%
  China Petroleum & Chemical Corp. *..... China              40,000       6,308
  Compagnie de Saint Gobain.............. France              1,019     160,079
  Grasim Industries, Ltd. ............... India               5,000      35,375
  Johnson Electric Holdings, Ltd. ....... Bermuda             4,000       6,180
  Kawasaki Heavy Industries, Ltd......... Japan              95,000     101,382
  Lattice Group Plc *.................... United Kingdom     16,888      38,132
  Li & Fung, Ltd......................... Hong Kong          20,000      36,283
  Smiths Industries Plc.................. United Kingdom     10,058     121,521
  Swire Pacific, Ltd..................... Hong Kong          10,000      71,798
                                                                    -----------
                                                                        577,058
                                                                    -----------
Machinery - 2.1%
  Bodycote International................. United Kingdom     17,000      65,584
  Coflexip SA............................ France              1,550     197,068
  Fuji Machine Manufacturing Co., Ltd.... Japan               2,400      64,241
  Hitachi Zosen Corp..................... Japan              34,000      25,875
  Komatsu, Ltd........................... Japan              16,000      70,679
  Komori Corp. .......................... Japan                 500       8,310
  Spirax-Sarco Engineering Plc........... United Kingdom      7,300      38,641

                        EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                              Country       Shares      Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Machinery - continued
  Sumitomo Rubber Industries, Ltd........  Japan               7,000 $    29,268
  Tubos de Acero de Mexico SA, ADR *.....  Mexico              4,500      64,350
                                                                     -----------
                                                                         564,016
                                                                     -----------
Marine - 0.2%
  Associated British Ports Holdings Plc..  United Kingdom      9,005      49,552
                                                                     -----------
Road & Rail - 0.5%
  Arriva Plc.............................  United Kingdom     14,500      59,842
  Railtrack Group Plc....................  United Kingdom      5,000      69,157
                                                                     -----------
                                                                         128,999
                                                                     -----------
Transportation Infrastructure - 0.1%
  Hong Kong Aircraft.....................  Hong Kong          20,000      35,386
                                                                     -----------
INFORMATION TECHNOLOGY - 11.2%
Communications Equipment - 6.7%
  DDI Corp. .............................  Japan                  14      67,477
  Enea Data AB...........................  Sweden             20,000      79,670
  Ericsson LM Telephone, Ser. B..........  Sweden             62,749     714,643
  Funai Electric Co., Ltd. ..............  Japan                 700      52,108
  Nokia Oyj..............................  Finland            16,007     713,952
  Radvision, Ltd.........................  Germany            11,000     135,438
                                                                     -----------
                                                                       1,763,288
                                                                     -----------
Computers & Peripherals - 0.5%
  Compal Electronic, GDR.................  Taiwan             10,372      73,900
  Computer & Technologies Holdings, Ltd.
   *.....................................  Hong Kong          30,000      16,251
  Hon Hai Precision Industry Co., Ltd.,
   GDR...................................  Taiwan              1,300      15,308
  Technology Venture.....................  Bermuda           180,000      41,078
                                                                     -----------
                                                                         146,537
                                                                     -----------
Electronic Equipment & Instruments - 2.7%
  Cookson Group Plc......................  United Kingdom     26,000      68,425
  ELMOS Semiconductor AG.................  Germany             6,257     149,821
  Epcos AG *.............................  Germany             1,743     151,392
  Hitachi, Ltd. .........................  Japan               6,000      53,429
  Magal Security Systems, Ltd............  United States      40,000     121,250
  Stonesoft Oyj *........................  Finland             6,020      86,883
  TDK Corp...............................  Japan                 800      77,817
                                                                     -----------
                                                                         709,017
                                                                     -----------
Internet Software & Services - 0.2%
  Himalaya...............................  France              3,600      51,348
                                                                     -----------
Semiconductor Equipment & Products - 1.1%
  Dialog Semiconductor Plc *.............  United Kingdom        791       7,576
  Nikon Corp.............................  Japan               8,000      85,514

                        EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                            Country       Shares      Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products -
  continued
  Samsung Electronics, Ltd., GDR........ South Korea         2,005 $    63,835
  Tokyo Electron, Ltd................... Japan                 800      43,947
  Winbond Electronics Corp., GDR *...... Taiwan              9,537      91,079
                                                                   -----------
                                                                       291,951
                                                                   -----------
Software - 0.0%
  Autonomy Corp. ....................... United Kingdom        460      13,261
                                                                   -----------
MATERIALS - 6.8%
Chemicals - 2.1%
  BOC Group............................. United Kingdom      5,000      76,036
  Lonza Group AG *...................... Switzerland           262     152,264
  Mitsui Chemicals...................... Japan              11,000      53,210
  Pilkington Plc........................ United Kingdom     35,950      59,669
  SGL Carbon AG *....................... Germany             1,450      77,540
  Sumitomo Chemical Co.................. Japan              26,000     128,954
                                                                   -----------
                                                                       547,673
                                                                   -----------
Construction Materials - 2.4%
  Aggregate Indiana Plc................. United Kingdom     60,000      71,999
  Cheung Kong Infrastructure Holdings
   *.................................... Hong Kong          16,000      26,360
  CRH Plc............................... Ireland            15,866     295,282
  Ferretti SpA *........................ Italy              40,000     168,644
  Morgan Crucible Co. Plc............... United Kingdom     16,050      70,559
                                                                   -----------
                                                                       632,844
                                                                   -----------
Containers & Packaging - 0.4%
  IFCO Systems *........................ Netherlands         5,060      20,193
  Rengo Co.............................. Japan              22,000      81,018
                                                                   -----------
                                                                       101,211
                                                                   -----------
Metals & Mining - 1.8%
  Corus Group........................... United Kingdom     65,000      68,522
  Johnson Matthey Plc................... United Kingdom      2,000      31,551
  Kawasaki Steel Corp. *................ Japan              30,000      30,966
  Nippon Steel Corp. ................... Japan              37,000      61,170
  Nisshin Steel Co., Ltd. .............. Japan              19,000      15,291
  NKK Corp.............................. Japan              92,000      57,138
  Pohang Iron & Steel, Ltd., ADR........ Korea               3,700      57,581
  Rio Tinto Plc......................... United Kingdom      7,125     125,504
  Sumitomo Metal Industries............. Japan              51,000      28,998
                                                                   -----------
                                                                       476,721
                                                                   -----------
Paper & Forest Products - 0.1%
  Empresa Nacional de Celulosas SA...... Spain               1,838      30,030
                                                                   -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                             Country       Shares      Value
COMMON STOCKS - continued
TELECOMMUNICATION SERVICES - 5.9%
Diversified Telecommunication Services -
  3.4%
  Asia Satellite Telecommunications
   Holdings, Ltd......................... Hong Kong          12,000 $    24,924
  Cable & Wireless Plc................... United Kingdom      4,000      54,010
  Deltathree.com, Inc. *................. United States      25,000      29,688
  Japan Telecom Co. ..................... Japan                   7     143,894
  Korea Telecom Corp..................... Korea               1,000      31,000
  Matav, ADR *........................... Hungary            10,000     204,375
  Nexus Telecommunication................ Israel            110,000      61,875
  Nippon Telegraph & Telephone Corp. .... Japan                  29     208,774
  Sumida Corp............................ Japan               2,420      79,383
  Tele Centro Oeste Celular Participacoes
   SA, ADR............................... Brazil              7,100      68,781
                                                                    -----------
                                                                        906,704
                                                                    -----------
Wireless Telecommunications Services -
  2.5%
  China Telecom (Hong Kong), Ltd. *...... Hong Kong          11,500      62,810
  Grupo Iusacell SA de CV, ADR *......... Mexico              3,400      33,150
  Tele Celular Sul Participacoes, ADR.... Brazil                350       9,144
  Telemig Celular Participacoes SA, ADR.. Brazil                280      16,660
  Telesp Celuar Participacoes SA, ADR.... Brazil                460      12,420
  Vodafone Airtouch Plc.................. United Kingdom    143,797     527,873
                                                                    -----------
                                                                        662,057
                                                                    -----------
UTILITIES - 2.8%
Electric Utilities - 0.8%
  Companhia Brasileira, ADR.............. Brazil                600      21,900
  Innogy Holdings Plc *.................. United Kingdom     18,970      54,746
  National Power Plc..................... United Kingdom     13,000      48,792
  Scot & Southern Energy Plc............. United Kingdom      7,000      64,896
  United Utilities Plc................... United Kingdom      2,976      29,592
                                                                    -----------
                                                                        219,926
                                                                    -----------
Gas Utilities - 1.4%
  BG Group Plc........................... United Kingdom     16,888      66,162
  Centrica Plc........................... United Kingdom     13,000      50,395
  Daimaru Industrial Co.................. Japan               7,000      20,329
  Gas Natural Sdg........................ Spain              12,885     234,721
                                                                    -----------
                                                                        371,607
                                                                    -----------
Water Utilities - 0.6%
  AWG Plc *.............................. United Kingdom      7,000      60,186
  Kelda Group Plc........................ United Kingdom     15,770      91,730
                                                                    -----------
                                                                        151,916
                                                                    -----------
    Total Common Stocks (cost
     $26,300,023)........................                            25,657,225
                                                                    -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                             Country       Shares      Value
                                          United Kingdom
PREFERRED STOCKS - 0.9%
CONSUMER DISCRETIONARY - 0.9%
Automobiles - 0.9%
  Porsche AG (cost $146,158)............. Germany                70 $   228,412
                                                                    -----------
CONVERTIBLE DEBENTURES - 0.5%
FINANCIALS - 0.5%
Diversified Financials - 0.5%
  Nichei Co., Ltd., 0.875%, 03/31/2005
   (cost $187,073)....................... Japan          20,000,000     128,114
                                                                    -----------
WARRANTS - 0.2%
FINANCIALS - 0.2%
Banks - 0.2%
  KBC Financial, Expires 03/01/2002*..... United States       2,500       5,300
  KBC Financial, Expires 07/04/2003*..... United States       1,000       4,750
  KBC Financial, Expires 08/23/2002*..... United States       1,500       7,875
  KBC Financial, Expires 10/25/2002*..... United States       2,500      30,625
  KBC Financial, Expires 10/25/2010*..... United States       1,000       9,120
                                                                    -----------
                                                                         57,670
                                                                    -----------
Diversified Financials - 0.0%
  Credit Suisse AG, Expires 08/01/2002
   *..................................... Singapore         150,000       4,688
                                                                    -----------
    Total Warrants (cost $110,254).......                                62,358
                                                                    -----------
MUTUAL FUND SHARES - 0.1%
  Taiwan Opportunities Fund, Ltd. (cost
   $25,250).............................. Taiwan              2,000      15,000
                                                                    -----------
SHORT-TERM INVESTMENTS - 0.9%
MUTUAL FUND SHARES - 0.9%
  Evergreen Select Money Market Fund
   (cost $237,547) o..................... United States     237,547     237,547
                                                                    -----------
Total Investments - (cost $27,006,305) - 99.5%.....................  26,328,656
Other Assets and Liabilities - 0.5%................................     140,304
                                                                    -----------
Net Assets - 100.0%................................................ $26,468,960
                                                                    ===========

At December 31, 2000, the Fund had forward foreign exchange contracts outstand-ing as follows:

Forward Foreign Currency Exchange Contracts to Sell:

    Exchange      Contracts         US Value at      In Exchange   Unrealized
      Date        to Deliver     December 31, 2000   for U.S. $       Gain
   ----------   --------------   -----------------   -----------   ----------
   12/18/2001   58,974,920 JPY       $543,691         $556,000      $12,309

144A Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
*     Non-income producing security.
o The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union National Bank.

                        EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund
                       Schedule of Investments(continued)
                               December 31, 2000


Summary of Abbreviations
ADR  American Depository Receipt
GDR  Global Depository Receipt

At December 31, 2000, the Fund held investments in the following countries (un-audited):

                     Market     Percentage of
                      Value    Portfolio Assets
                   ----------- ----------------
   United Kingdom  $ 6,932,695       26.3%
   Japan             5,471,934       20.8%
   Netherlands       1,889,639        7.2%
   Italy             1,384,337        5.3%
   France            1,367,781        5.2%
   Switzerland       1,303,536        5.0%
   Germany           1,099,675        4.2%
   Spain               833,799        3.2%
   Hong Kong           807,807        3.1%
   Finland             800,835        3.0%
   Sweden              794,313        3.0%
   Ireland             614,655        2.3%
   United States       572,823        2.2%
   Denmark             491,287        1.9%
   Brazil              309,824        1.2%
   Singapore           220,233        0.8%
   Taiwan              220,138        0.8%
   Hungary             204,375        0.8%
   Mexico              182,743        0.7%
   Norway              169,955        0.6%
   Korea               169,416        0.6%
   Egypt               103,200        0.4%
   Belgium              89,056        0.3%
   Malaysia             67,916        0.3%
   Israel               61,875        0.2%
   Bermuda              47,258        0.2%
   India                35,375        0.1%
   Indonesia            33,881        0.1%
   Philippines          22,540        0.1%
   Thailand             19,447        0.1%
   China                 6,308        0.0%
                   -----------      ------
                   $26,328,656      100.0%
                   ===========      ======

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund
                      Statement of Assets and Liabilities
                               December 31, 2000

----------------------------------------------------------------------------------
Assets
 Identified cost of securities....................................  $27,006,305
 Net unrealized losses on securities..............................     (677,649)
----------------------------------------------------------------------------------
 Market value of securities.......................................   26,328,656
 Foreign currency, at value (cost $12,236)........................       12,209
 Receivable for securities sold...................................       17,937
 Dividends and interest receivable................................       43,000
 Receivable for closed forward foreign currency exchange
  contracts.......................................................      173,443
 Unrealized gains on forward foreign currency exchange contracts..       12,309
 Deferred organization expenses...................................        4,979
----------------------------------------------------------------------------------
 Total assets.....................................................   26,592,533
----------------------------------------------------------------------------------
Liabilities
 Payable for securities purchased.................................       32,327
 Payable for Fund shares redeemed.................................       62,215
 Advisory fee payable.............................................        2,903
 Due to other related parties.....................................          290
 Accrued expenses and other liabilities...........................       25,838
----------------------------------------------------------------------------------
 Total liabilities................................................      123,573
----------------------------------------------------------------------------------
Net assets........................................................  $26,468,960
----------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital..................................................  $25,496,699
 Undistributed net investment loss................................     (138,037)
 Accumulated net realized gains on securities and foreign currency
  related transactions............................................    1,774,623
 Net unrealized losses on securities and foreign currency related
  transactions....................................................     (664,325)
----------------------------------------------------------------------------------
Total net assets..................................................  $26,468,960
----------------------------------------------------------------------------------
Shares outstanding................................................    1,682,803
----------------------------------------------------------------------------------
Net asset value per share.........................................  $     15.73
----------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                 Evergreen VA Perpetual International Fund (a)
                            Statement of Operations
                          Year Ended December 31, 2000

---------------------------------------------------------------------------------
Investment income
 Dividends (net of foreign withholding taxes of $53,020)..........  $   360,707
 Interest.........................................................       58,913
---------------------------------------------------------------------------------
Total investment income...........................................      419,620
---------------------------------------------------------------------------------
Expenses
 Advisory fee.....................................................      274,425
 Administrative services fees.....................................       27,442
 Transfer agent fee...............................................          659
 Trustees' fees and expenses......................................          540
 Printing and postage expenses....................................       10,246
 Custodian fee....................................................       40,608
 Professional fees................................................       16,941
 Organization expenses............................................        2,318
 Other............................................................        2,791
---------------------------------------------------------------------------------
 Total expenses...................................................      375,970
 Less: Expense reductions.........................................       (2,907)
---------------------------------------------------------------------------------
 Net expenses.....................................................      373,063
---------------------------------------------------------------------------------
 Net investment income                                                   46,557
---------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities and foreign currency related transactions
 Net realized gains or losses on:
 Securities.......................................................    1,664,163
 Foreign currency related transactions............................       (3,914)
---------------------------------------------------------------------------------
 Net realized gains on securities foreign currency related
  transactions....................................................    1,660,249
---------------------------------------------------------------------------------
 Net change in unrealized gains or losses on securities and
  foreign currency related transactions...........................   (5,590,281)
---------------------------------------------------------------------------------
 Net realized and unrealized losses on securities and foreign
  currency related transactions...................................   (3,930,032)
---------------------------------------------------------------------------------
 Net decrease in net assets resulting from operations.............  $(3,883,475)
---------------------------------------------------------------------------------

(a) Effective February 1, 2000, shareholders of Mentor VIP Perpetual Interna-tional Portfolio became owners of that number of full and fractional shares of Evergreen VA Perpetual International Fund. As Mentor VIP Perpetual In-ternational Portfolio contributed the majority of assets and shareholders to the Evergreen VA Perpetual International Fund, its accounting and per-formance history has been carried forward.

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                 Evergreen VA Perpetual International Fund (a)
                      Statements of Changes in Net Assets

                                                       Year Ended December 31,
                                                       ------------------------
                                                          2000         1999
--------------------------------------------------------------------------------
Operations
 Net investment income...............................  $    46,557  $    22,312
 Net realized gains on securities and foreign
  currency related transactions......................    1,660,249    2,172,701
 Net change in unrealized gains or losses on
  securities and foreign currency related
  transactions.......................................   (5,590,281)   4,273,273
--------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting from
  operations.........................................   (3,883,475)   6,468,286
--------------------------------------------------------------------------------
Distributions to shareholders from
 Net realized gains..................................   (2,238,334)     (11,368)
--------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold...........................    8,783,269    7,703,706
 Payment for shares redeemed.........................   (3,246,703)  (1,177,344)
 Net asset value of shares issued in reinvestment of
  distributions......................................    2,238,313       11,368
--------------------------------------------------------------------------------
 Net increase in net assets resulting from capital
  share transactions.................................    7,774,879    6,537,730
--------------------------------------------------------------------------------
  Total increase in net assets.......................    1,653,070   12,994,648
Net assets
 Beginning of period.................................   24,815,890   11,821,242
--------------------------------------------------------------------------------
 End of period.......................................  $26,468,960  $24,815,890
--------------------------------------------------------------------------------
Undistributed net investment loss....................  $  (138,037) $         0
--------------------------------------------------------------------------------
Other information:
Share increase (decrease)
 Shares sold.........................................      490,985      497,308
 Shares redeemed.....................................     (192,163)     (75,708)
 Shares issued in reinvestment of distributions......      117,621          694
--------------------------------------------------------------------------------
 Net increase in shares..............................      416,443      422,294
--------------------------------------------------------------------------------

(a) Effective February 1, 2000, shareholders of Mentor VIP Perpetual Interna-tional Portfolio became owners of that number of full and fractional shares of Evergreen VA Perpetual International Fund. As Mentor VIP Perpetual In-ternational Portfolio contributed the majority of assets and shareholders to the Evergreen VA Perpetual International Fund, its accounting and per-formance history has been carried forward.

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund
                         Notes to Financial Statements

1. ORGANIZATION

The Evergreen VA Perpetual International Fund (the "Fund") is a diversified se-ries of Evergreen Variable Annuity Trust (the "Trust"), a Delaware business trust organized on December 23, 1997. The Trust is an open-end management in-vestment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance policies.

Effective February 1, 2000, shares of the Fund were substituted for shares of the Mentor VIP Perpetual International Portfolio, a diversified series of the Mentor Variable Investment Portfolios. As a result of the substitution, share-holders of the Mentor VIP Perpetual International Portfolio became owners of that number of full and fractional shares of the Fund having a net asset value equal to the net asset value of their shares immediately prior to the substitu-tion of shares.

Since the Mentor VIP Perpetual International Portfolio had substantially simi-lar investment objectives and policies of the Fund and the Mentor VIP Perpetual International Portfolio contributed the majority of the net assets and share-holders, the basis of accounting for assets and liabilities and the operating results of the Mentor VIP Perpetual International Portfolio and its performance have been carried forward.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported here-in. Actual results could differ from these estimates.

A. Valuation of Securities
Debt securities are valued at prices provided by an independent pricing serv-ice. In determining a price for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable secu-rities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Securities for which valua-tions are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Equity securities for which exchange quotations are readily available are val-ued at the last reported sale price, or if no sale price is available, are val-ued at the mean between the last reported bid and asked price. Foreign securi-ties are valued at the last sale price on the exchange where the security is primarily traded, or if no sale price is available, securities are valued at the mean between the bid and asked price.

Securities for which valuations are not readily available (including restricted securities) are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

Investments in mutual fund shares are valued at net asset value.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Securities pledged as collateral for repurchase agreements are held in a segre-gated account by the custodian on the Fund's behalf. The Fund monitors the ade-quacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

                        EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund
                    Notes to Financial Statements(continued)


C. Foreign Currency
The books and records of the Fund are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains or losses resulting from changes in foreign currency exchange rates is a component of net unrealized gains or losses on se-curities and foreign currency related transactions. Net realized foreign cur-rency gain or loss on foreign currency related transactions includes foreign currency gains and losses between trade date and settlement date on investment securities transactions, gains and losses from foreign currency related trans-actions and the difference between the amounts of interest and dividends re-corded on the books of the Fund and the amount actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is in-cluded in realized gain or loss on securities.

D. Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain assets or liabilities denominated in a foreign currency. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transac-tions are included in net realized gain or loss on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the Fund's Statement of Assets and Liabilities.

E. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex- dividend date or in the case of some foreign securities, on the date there-after when the Fund is made aware of the dividend. Foreign income and capital gains realized on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

F. Federal Taxes
The Fund intends to comply with the provisions of the Internal Revenue Code ap-plicable to regulated investment companies and to distribute all of its net in-vestment company taxable income and net capital gains, if any, to its share-holders. Accordingly, no provision for federal income or excise tax is re-quired.

G. Distributions
Distributions from net investment income for the Fund are declared and paid an-nually. Distributions from net realized capital gains, if any, are paid at least annually. To the extent that realized capital gains can be offset by cap-ital loss carryovers, it is the Fund's policy not to distribute such gains. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or avail-able capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net re-alized foreign currency gains or losses and passive foreign investment compa-nies.

H. Organization Expenses
Organization expenses for the Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year

                        EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund
                    Notes to Financial Statements(continued)

amortization period, redemption proceeds will be reduced by any unamortized or-ganization expenses in the same proportion as the number of initial shares be-ing redeemed bears to the number of initial shares outstanding at the time of the redemption.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Mentor Perpetual Advisors, LLC ("Mentor Perpetual") serves as the investment advisor to the Fund and is paid a management fee that is computed and paid daily at an annual rate of 1.00% of the Fund's average daily net assets. Mentor Perpetual, an advisory firm organized in 1995, is owned equally by Perpetual Plc and Evergreen Investment Management Company, LLC ("EIMC"). EIMC is a sub-sidiary of First Union Corporation ("First Union") and Perpetual Plc is a sub-sidiary of AMVESCAP PLC.

Perpetual Portfolio Management Limited ("PPM"), a wholly owned subsidiary of Perpetual Plc, serves as the sub-advisor to the Fund and is paid by Mentor Per-petual out of its fees.

Evergreen Investment Services ("EIS"), an indirect, wholly owned subsidiary of First Union National Bank ("FUNB"), is the administrator to the Fund. As admin-istrator, EIS provides the Fund with facilities, equipment and personnel. EIS is entitled to a fee of 0.10% based on the average net assets of the Fund.

Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly owned subsidiary of FUNB, is the transfer and dividend disbursing agent for the Fund.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $43,425,805 and $36,757,468, respectively, for the year ended December 31, 2000.

On December 31, 2000 the aggregate cost of securities for federal income tax purposes was $27,281,984. The gross unrealized appreciation and depreciation on securities based on that cost was $2,170,360 and $3,123,688, respectively, with a net unrealized depreciation of $953,328.

5. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the Fund's expenses have been reduced. The Fund received $2,907 in expense re-ductions. The impact of the total expense reductions on the Fund's annualized expense ratio represented as a percentage of its average net assets was 0.01%.

6. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of se-curities for prompt delivery, including funding redemption of their shares, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the year ended December 31, 2000, the Fund had no borrowings under this agreement.

                        EVERGREEN VARIABLE ANNUITY TRUST
                   Evergreen VA Perpetual International Fund
                         Notes to Financial Statements


8. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain ac-counting practices and disclosures presently used, such as treatment of pay-ments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement disclosures. While some of the Guide's requirements will not be effective until the SEC amends its disclosure and reporting requirements, other requirements are effective presently.

The revised Guide will require the Fund to amortize premium and accrete dis-count on all fixed-income securities and classify gains and losses realized on paydowns on mortgage-backed securities, which are presently included in real-ized gain/loss, as interest income. Adopting these accounting principles will not impact the total net assets of the Fund, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations and affect the presentation of the Fund's Financial Highlights. The Fund has not at this time quantified the im-pact, if any, resulting from the adoption of these accounting changes on the financial statements.

                          Independent Auditors' Report

Board of Trustees and Shareholders
Evergreen VA Perpetual International Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Evergreen VA Perpetual International Fund as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our re-sponsibility is to express an opinion on these financial statements and finan-cial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custo-dian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green VA Perpetual International Fund as of December 31, 2000, the results of its operations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

                                   /s/ KPMG LLP

Boston, Massachusetts
February 2, 2001

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Small Cap Value Fund
                    Fund at a Glance as of December 31, 2000

"Historically, small-cap stocks do well as the Federal Reserve Board lowers short-term rates."


                                  Portfolio
                                  Management
                                  ----------

                          [PHOTO OF JORDAN ALEXANDER]

                             Jordan Alexander, CFA
                               Tenure: April 1999

--------------------------------------------------------------------------------
                            PERFORMANCE & RETURNS/1/
--------------------------------------------------------------------------------

Portfolio Inception Date:                                 5/1/1998
Average Annual Returns
1 year                                                      20.71%
Since Portfolio Inception                                   10.78%
12-month income dividends per share                         $0.10
12-month capital gain distributions per share               $0.41


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

             VA Small      Consumer Price                      Wilshire Target
             Cap Value       Index - US       Russell 2000      Small Value TR

 4/30/98       10,000          10,000            10,000             10,000
 6/30/98        9,810          10,031             9,591              9,829
 9/30/98        8,710          10,068             7,877              8,265
12/31/98        9,714          10,086             8,592              9,070
 3/31/99        9,167          10,154             7,759              7,989
 6/30/99       10,749          10,228             9,043              9,036
 9/30/99       10,525          10,332             8,336              8,212
12/31/99       10,887          10,357             8,464              7,953
 3/31/00       11,220          10,535             8,787              7,643
 6/30/00       11,585          10,609             8,958              7,354
 9/30/00       12,336          10,689             9,615              7,911
12/31/00       13,141          10,726            10,394              8,836


Comparison of a $10,000 investment in Evergreen VA Small Cap Value Fund/1/ versus a similar investment in the Russell 2000 Index (Russell 2000), the Wilshire Small Cap Value Index (Wilshire Small Cap Value) and the Consumer Price Index (CPI).

The Russell 2000 and the Wilshire Small Cap Value are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/1/Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

The health care sector in which the Fund invests is in a period of unusually strong performance. This sector's performance may not be expected to continue.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of December 31, 2000 and subject to change.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Small Cap Value Fund
                          Portfolio Manager Interview

How did the Fund perform?

The Evergreen VA Small Cap Value Fund performed very well as the investment environment changed to favor value investing. For the twelve-month period ended December 31, 2000, the Fund returned 20.71%. During the same period, the Russell 2000 Index, which reflects the performance of the small company stock universe, returned -3.02%.


                                   Portfolio
                                Characteristics
                                ---------------
                               (As of 12/31/2000)

Total Net Assets                                   $10,399,554
Number of Holdings                                         143
P/E Ratio                                                16.6x


What factors contributed to the Fund's strong performance?


Our holdings in health care, financials and energy were very strong performers for the Fund.

Health care was the biggest contributor to the Fund's performance. Within health care, we had especially strong performance from AmeriSource, the fourth largest drug distributor in the United States. Its stock rose by 232.50% for the 12-month period. The company benefited from a major contract win as well as accelerating earnings growth after a difficult period in late 1999. Henry Schein, a dental products distributor, was up 86.53% since it was added to the Fund last summer. Henry Schein's stock was helped both by a strong market for dental products and by a turnaround in its own business operations. Barr Laboratories, a generic drug company, rose 135.28% since it was added to the Fund early last year. The company was helped by improving industry fundamentals as well as a favorable judgement in a patent infringement lawsuit.

In the financial sector, several holdings were aided by expectations for lower interest rates. The most important contributors to the Fund's performance included Astoria Financial Corp., a savings and loan company based in New York City, and Cullen/Frost Bankers, a regional bank headquartered in Texas. Astoria's stock rose by 84.48% since it was added to the Fund early last year, while Cullen/Frost's stock increased by 70.88% since it was added to the Fund.

Rising natural gas and oil prices were a big factor in the performance of our energy holdings. Two companies whose stocks were helped by the rising energy prices were Cross Timbers and UTI Energy, both of which were added to the portfolio during the year. Cross Timbers' stock rose by 83.63% since it was added to the Fund, while UTI gained 79.22% for the Fund.


                                 Top 5 Sectors
                                 -------------
                   (as a percentage of 12/31/2000 net assets)

Health Care                                             20.5%
Financials                                              16.5%
Consumer Discretionary                                  14.8%
Industrials                                             10.2%
Energy                                                   8.2%

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Small Cap Value Fund
                          Portfolio Manager Interview

                                Top 10 Holdings
                                ---------------
                   (as a percentage of 12/31/2000 net assets)

AmeriSource Health Corp. Class A                                           2.2%
Henry Schein, Inc.                                                         1.9%
Triad Hospitals, Inc.                                                      1.6%
Apria Healthcare Group, Inc.                                               1.4%
MDU Resources Group, Inc.                                                  1.4%
Astoria Financial Corp.                                                    1.4%
Cross Timbers Oil Co.                                                      1.3%
Reebok International, Ltd.                                                 1.3%
MDC Holdings, Inc.                                                         1.2%
IBP, Inc.                                                                  1.2%


After such a strong year in 2000, what is your outlook for 2001?


We continue to be very positive about prospects for small-cap value stocks.

The fact that the sector had good performance last year serves as a positive for 2001, because many professional managers appear to be increasing their allocations to small-cap value. We also believe that the Federal Reserve Board, which lowered short-term interest rates by 0.50% early in the new year, will reduce rates even further. Historically, small-cap stocks do well as the Federal Reserve Board lowers short-term rates.

Even after the recent gains posted by small-cap value stocks, stock valuations remain very low relative to large-cap stock prices. At the same time, stock buy-backs and merger and acquisitions continue, helping support small company value stock prices. Moreover, as investors again favor companies with current earnings, as opposed to those with potential earnings, small-cap value stocks should benefit.

The recent volatility in the stock market in late 2000 provided some very attractive value opportunities in the retail sector and in technology. For example, the Fund was able to buy the stock of Williams Sonoma, a specialty retailer, late in 2000 when the valuation declined, as measured by its price/earnings ratio, to approximately 12 times its projected 2001 earnings. Similarly, we were able to acquire shares of Ann Taylor, an apparel retailer, when its share price fell to depressed levels after a pre-announcement of disappointing fourth quarter results.

We also intend to look for value opportunities in the technology sector, although we will continue to be very cautious.

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Small Cap Value Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                 Year Ended December 31,
                                                ---------------------------
                                                 2000     1999   1998 (a) #
Net asset value, beginning of period            $ 10.14  $ 9.58    $10.00
                                                -------  ------    ------
 .........................................................................
Income from investment operations
 .........................................................................
Net investment income                              0.08    0.13      0.15
 .........................................................................
Net realized and unrealized gains or losses on
 securities                                        1.99    1.02     (0.45)
                                                -------  ------    ------
 .........................................................................
Total from investment operations                   2.07    1.15     (0.30)
                                                -------  ------    ------
 .........................................................................
Distributions to shareholders from
 .........................................................................
Net investment income                             (0.10)  (0.13)    (0.11)
 .........................................................................
Net realized gains                                (0.41)  (0.46)    (0.01)
                                                -------  ------    ------
 .........................................................................
Total distributions                               (0.51)  (0.59)    (0.12)
                                                -------  ------    ------
 .........................................................................
Net asset value, end of period                  $ 11.70  $10.14    $ 9.58
                                                -------  ------    ------
 .........................................................................
Total return *                                    20.71%  12.07%   (2.86)%
 .........................................................................
Ratios and supplemental data
 .........................................................................
Net assets, end of period (thousands)           $10,400  $4,958    $2,282
 .........................................................................
Ratios to average net assets
 Expenses ++                                       1.02%   1.01%     1.02%+
 .........................................................................
 Net investment income                             1.01%   1.69%     2.49%+
 .........................................................................
Portfolio turnover rate                              82%     65%       16%
 .........................................................................

(a) For the period from May 1, 1998 (commencement of operations) to December 31, 1998.
* Total return does not reflect charges attributable to your insurance company's separate account.
+    Annualized.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
# Net investment income is based on average shares outstanding during the period.

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Small Cap Value Fund
                            Schedule of Investments
                               December 31, 2000

                                                            Shares     Value
COMMON STOCKS - 95.1%
CONSUMER DISCRETIONARY - 14.8%
Auto Components - 0.2%
  Arvinmeritor, Inc. ......................................   2,000 $    22,750
                                                                    -----------
Hotels, Restaurants & Leisure - 0.7%
  Ruby Tuesday, Inc........................................   5,000      76,250
                                                                    -----------
Household Durables - 3.6%
  Ethan Allen Interiors, Inc...............................   2,500      83,750
  Furniture Brands International, Inc. *...................   3,900      82,144
  Industrie Natuzzi SpA, ADR *.............................   6,500      79,625
  MDC Holdings, Inc. ......................................   3,900     128,505
                                                                    -----------
                                                                        374,024
                                                                    -----------
Media - 3.0%
  Advanced Marketing Services, Inc. .......................   3,000      52,125
  Scholastic Corp. *.......................................     600      53,175
  Speedway Motorsports, Inc. ..............................   3,300      79,200
  Valassis Communications, Inc. *..........................   4,000     126,250
                                                                    -----------
                                                                        310,750
                                                                    -----------
Specialty Retail - 4.0%
  Abercrombie & Fitch Co., Class A *.......................   2,200      44,000
  Ann Taylor Stores Corp. *................................   3,300      82,294
  Linens 'n Things, Inc. *.................................   2,500      69,062
  Pier 1 Imports, Inc. ....................................  10,300     106,219
  Ross Stores, Inc. .......................................   2,600      43,875
  Williams Sonoma, Inc. *..................................   3,300      66,000
                                                                    -----------
                                                                        411,450
                                                                    -----------
Textiles & Apparel - 3.3%
  Gildan Activewear, Inc. .................................     900      35,212
  Guess, Inc. *............................................   3,600      19,125
  Reebok International, Ltd. *.............................   4,800     131,232
  Russell Corp. ...........................................   2,500      38,594
  Tommy Hilfiger Corp. ....................................   5,500      53,969
  Wolverine World Wide, Inc................................   4,100      62,525
                                                                    -----------
                                                                        340,657
                                                                    -----------
CONSUMER STAPLES - 7.5%
Beverages - 0.8%
  Constellation Brands, Inc................................   1,400      82,250
                                                                    -----------
Food Products - 6.7%
  Corn Products International, Inc. .......................   3,400      98,813
  Flowers Industries, Inc..................................   2,700      42,525
  IBP, Inc.................................................   4,800     128,400
  International Multifoods Corp............................   2,900      58,906
  Michael Foods, Inc. .....................................   3,500     105,437

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Small Cap Value Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                             Shares     Value
COMMON STOCKS - continued
CONSUMER STAPLES - continued
Food Products - continued
  Monterey Pasta Co. .......................................  20,000 $    95,000
  Sensient Technology Corp. ................................   3,500      79,625
  Smithfield Foods, Inc. ...................................   2,900      88,160
                                                                     -----------
                                                                         696,866
                                                                     -----------
ENERGY - 8.2%
Energy Equipment & Services - 3.2%
  Cal Dive International, Inc. *............................   1,600      42,600
  Hanover Compressor Co. *..................................   1,200      53,475
  Pride International, Inc. *...............................   4,700     115,738
  UTI Energy Corp. .........................................   3,600     118,350
                                                                     -----------
                                                                         330,163
                                                                     -----------
Oil & Gas - 5.0%
  Cross Timbers Oil Co......................................   4,800     133,200
  Louis Dreyfus Natural Gas Corp. ..........................     700      32,069
  Newfield Exploration Co. *................................   1,800      85,387
  Pennzoil-Quaker State Co. ................................   7,100      91,412
  Pogo Producing Co. .......................................     900      28,013
  Stone Energy Corp. *......................................   1,100      71,005
  Valero Energy Corp........................................   2,100      78,094
                                                                     -----------
                                                                         519,180
                                                                     -----------
FINANCIALS - 16.5%
Banks - 10.8%
  Anchor Bancorp Wisconsin, Inc.............................   1,700      27,200
  Astoria Financial Corp....................................   2,600     141,212
  Banknorth Group, Inc. ....................................   5,400     107,662
  Britton & Koontz Capital Corp.............................   1,800      21,600
  Centura Banks, Inc. ......................................   1,400      67,550
  City National Corp........................................   1,360      52,785
  Columbia Banking Systems, Inc. *..........................   3,110      48,399
  Commercial Bankshares, Inc. ..............................   1,874      31,858
  Cullen/Frost Bankers, Inc.................................   2,700     112,894
  Firstfed Financial Corp. Delaware.........................   1,300      42,006
  Granite State Bankshares, Inc. ...........................   1,600      31,775
  Harbor Florida Bancshares, Inc. ..........................   2,000      29,875
  Independence Community Bank Corp..........................   3,200      51,000
  Independent Bank Corp.....................................   2,000      25,000
  Interchange Financial Services Corp.......................   1,400      19,250
  Mid-State Bancshares......................................   2,400      85,200
  New York Community Bancorp, Inc...........................   1,600      58,800
  Richmond County Financial Corp. ..........................   1,300      33,963
  Washington Trust Bancorp, Inc. ...........................   1,200      16,800

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Small Cap Value Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                             Shares     Value
COMMON STOCKS - continued
FINANCIALS - continued
Banks - continued
  Webster Financial Corp. ..................................     530 $    15,006
  West Coast Bancorp, Inc...................................   4,015      39,146
  Wilmington Trust Corp.....................................   1,000      62,063
                                                                     -----------
                                                                       1,121,044
                                                                     -----------
Diversified Financials - 2.4%
  McGrath Rentcorp..........................................   2,500      48,438
  United Rental, Inc. ......................................   7,500     100,781
  Waddell & Reed Financial, Inc., Class A...................   2,600      97,825
                                                                     -----------
                                                                         247,044
                                                                     -----------
Insurance - 0.3%
  Landamerica Financial Group, Inc. ........................     700      28,306
                                                                     -----------
Real Estate - 3.0%
  AMB Property Corp. *......................................   3,800      98,087
  Brandywine Realty Trust REIT..............................   2,600      53,788
  Liberty Property Trust REIT...............................   2,200      62,837
  Prentiss Properties Trust REIT............................   1,700      45,794
  SL Green Realty Corp. REIT................................   2,000      56,000
                                                                     -----------
                                                                         316,506
                                                                     -----------
HEALTH CARE - 19.9%
Health Care Equipment & Supplies - 4.6%
  Alza Corp. *..............................................   2,200      93,500
  Apogent Technology, Inc. *................................   4,800      98,400
  Beckman Coulter, Inc......................................   2,400     100,650
  CONMED Corp...............................................   1,400      23,975
  DENTSPLY International, Inc...............................   2,500      97,812
  KV Pharmaceutical Co......................................     750      18,188
  KV Pharmaceutical Co., Class A............................   1,900      47,500
                                                                     -----------
                                                                         480,025
                                                                     -----------
Health Care Providers & Services - 10.2%
  AmeriSource Health Corp., Class A *.......................   4,534     228,967
  Apria Healthcare Group, Inc. *............................   4,900     145,775
  Bergen Brunswig Corp......................................   5,400      85,482
  Health Net, Inc. *........................................   2,300      60,231
  Henry Schein, Inc. *......................................   5,600     193,900
  Owens & Minor, Inc........................................   5,200      92,300
  Sybron Dental Specialties *...............................   4,999      84,358
  Triad Hospitals, Inc. ....................................   5,100     166,069
                                                                     -----------
                                                                       1,057,082
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Small Cap Value Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                             Shares     Value
COMMON STOCKS - continued
HEALTH CARE - continued
Pharmaceuticals - 5.1%
  Alpharma, Inc., Class A...................................   1,252 $    54,932
  Barr Laboratories, Inc. *.................................   1,500     109,406
  Galen Holdings Plc........................................   1,687      81,398
  King Pharmaceuticals, Inc. *..............................   1,362      70,398
  Medicis Pharmaceutical Corp., Class A *...................   2,000     118,250
  Watson Pharmaceuticals, Inc. *............................   1,900      97,256
                                                                     -----------
                                                                         531,640
                                                                     -----------
INDUSTRIALS - 10.2%
Air Freight & Couriers - 1.0%
  CNF Transportation, Inc...................................   3,000     101,437
                                                                     -----------
Building Products - 1.1%
  American Woodmark Corp. ..................................   2,300      36,189
  LSI Industries, Inc. .....................................   4,000      81,750
                                                                     -----------
                                                                         117,939
                                                                     -----------
Commercial Services & Supplies - 2.0%
  Affiliated Computer Services, Inc., Class A *.............   2,000     121,375
  Bowne & Co., Inc. ........................................   3,500      36,969
  Keane, Inc. ..............................................   1,200      11,700
  Spherion Corp.............................................   1,600      18,100
  Steiner Leisure, Ltd......................................   1,300      18,200
                                                                     -----------
                                                                         206,344
                                                                     -----------
Electrical Equipment - 0.5%
  Baldor Electric Co........................................   2,300      48,588
                                                                     -----------
Machinery - 3.7%
  Actuant Corp., Class A *..................................   1,700       5,100
  APW, Ltd. ................................................   2,700      91,125
  Badger Meter, Inc. .......................................   1,200      27,600
  Idex Corp. ...............................................   1,600      53,000
  Manitowoc Co., Inc........................................   1,800      52,200
  Oshkosh Truck Corp........................................   1,100      48,400
  Roper Industries, Inc.....................................   3,300     109,106
                                                                     -----------
                                                                         386,531
                                                                     -----------
Marine - 0.5%
  UTI Worldwide, Inc........................................   2,700      54,338
                                                                     -----------
Road & Rail - 1.4%
  JB Hunt Transportation Services, Inc......................   2,600      43,712
  U.S. Freightways Corp.....................................   3,300      99,258
                                                                     -----------
                                                                         142,970
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Small Cap Value Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                             Shares     Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - 8.1%
Communications Equipment - 0.2%
  Communications Systems, Inc...............................   2,100 $    18,506
                                                                     -----------
Computers & Peripherals - 1.5%
  Radisys Corp. *...........................................   2,800      72,450
  Zebra Technologies Corp., Class A *.......................   2,100      85,674
                                                                     -----------
                                                                         158,124
                                                                     -----------
Electronic Equipment & Instruments - 1.6%
  Artesyn Technologies, Inc.................................   4,800      76,200
  Manufacturers Services, Ltd...............................   6,500      43,063
  Viasystems Group, Inc.....................................   4,900      40,731
                                                                     -----------
                                                                         159,994
                                                                     -----------
Internet Software & Services - 0.6%
  Avocent Corp. ............................................   2,390      64,530
                                                                     -----------
Semiconductor Equipment & Products - 1.5%
  Integrated Circuit System, Inc. ..........................   6,500     107,656
  Kulicke & Soffa Industries, Inc. *........................   2,000      22,500
  Lattice Semiconductor Corp. *.............................   1,400      25,725
                                                                     -----------
                                                                         155,881
                                                                     -----------
Software - 2.7%
  Answerthink Consulting Group..............................   5,100      18,488
  FileNet Corp. *...........................................   2,600      70,850
  Hyperion Solutions Corp...................................   2,700      41,681
  Network Associates, Inc. *................................   8,400      35,175
  Progress Software Corp....................................   4,700      67,856
  Remedy Corp. *............................................   2,900      48,031
                                                                     -----------
                                                                         282,081
                                                                     -----------
MATERIALS - 4.3%
Chemicals - 3.3%
  Cambrex Corp..............................................   2,200      99,550
  Crompton Corp.............................................   8,900      93,450
  Donaldson, Inc. ..........................................   2,700      75,094
  Olin Corp. ...............................................   3,600      79,650
                                                                     -----------
                                                                         347,744
                                                                     -----------
Construction Materials - 0.2%
  Trex, Inc.................................................   1,000      25,188
                                                                     -----------
Containers & Packaging - 0.8%
  AptarGroup, Inc. .........................................   2,700      79,312
                                                                     -----------
TELECOMMUNICATION SERVICES - 0.4%
Diversified Telecommunication Services - 0.4%
  Hickory Technology Corp...................................   2,200      45,100
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Small Cap Value Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                             Shares                  Value
COMMON STOCKS - continued
UTILITIES - 5.2%
Electric Utilities - 3.4%
  Cleco Corp...............................    1,000              $    54,750
  El Paso Electric Co. *...................    5,900                   77,880
  UtiliCorp United, Inc. ..................    4,100                  127,100
  Wisconsin Energy Corp. ..................    4,400                   99,275
                                                                  -----------
                                                                      359,005
                                                                  -----------
Gas Utilities - 1.8%
  Chesapeake Utilities Corp................    2,400                   44,700
  MDU Resources Group, Inc. ...............    4,400                  143,000
                                                                  -----------
                                                                      187,700
                                                                  -----------
    Total Common Stocks
     (cost $8,719,730).....................                         9,887,299
                                                                  -----------
                                              Principal
                                              Amount                 Value
CONVERTIBLE DEBENTURES - 0.6%
HEALTH CARE - 0.6%
Pharmaceuticals - 0.6%
  Alpharma, Inc., 5.75%, 04/01/2005 144A
   (cost $39,873).......................... $ 40,000                   62,900
                                                                  -----------
                                             Shares                  Value
SHORT-TERM INVESTMENTS - 5.1%
MUTUAL FUND SHARES - 5.1%
  Evergreen Select Money Market Fund
   (cost $530,069) o.......................  530,069                  530,069
                                                                  -----------
Total Investments - (cost $9,289,672) - 100.8%.................    10,480,268
Other Assets and Liabilities - (0.8%)..........................       (80,714)
                                                                  -----------
Net Assets - 100.0%............................................   $10,399,554
                                                                  ===========

144A Security that may be resold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
*     Non-income producing security.
o The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union National Bank.

Summary of Abbreviations
ADR  American Depository Receipt
REIT  Real Estate Investment Trust

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Small Cap Value Fund
                      Statement of Assets and Liabilities
                               December 31, 2000

--------------------------------------------------------------------------------

Assets
 Identified cost of securities.....................................  $ 9,289,672
 Net unrealized gains on securities................................    1,190,596
--------------------------------------------------------------------------------
 Market value of securities........................................   10,480,268
 Receivable for Fund shares sold...................................       20,484
 Dividends and interest receivable.................................       15,453
 Receivable from investment advisor................................        7,717
--------------------------------------------------------------------------------
 Total assets......................................................   10,523,922
--------------------------------------------------------------------------------
Liabilities
 Payable for securities purchased..................................      107,797
 Due to other related parties......................................          115
 Accrued expenses and other liabilities............................       16,456
--------------------------------------------------------------------------------
 Total liabilities.................................................      124,368
--------------------------------------------------------------------------------
Net assets.........................................................  $10,399,554
--------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital...................................................  $ 9,074,416
 Accumulated net realized gains on securities......................      134,542
 Net unrealized gains on securities................................    1,190,596
--------------------------------------------------------------------------------
Total net assets...................................................  $10,399,554
--------------------------------------------------------------------------------
Shares outstanding.................................................      888,783
--------------------------------------------------------------------------------
Net asset value per share..........................................  $     11.70
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Small Cap Value Fund
                            Statement of Operations
                          Year Ended December 31, 2000

--------------------------------------------------------------------------------

Investment income
 Dividends (net of foreign withholding taxes of $1,500)............  $   81,734
 Interest..........................................................      64,059
--------------------------------------------------------------------------------
Total investment income............................................     145,793
--------------------------------------------------------------------------------
Expenses
 Advisory fee......................................................      63,216
 Administrative services fees......................................       7,243
 Transfer agent fee................................................         134
 Trustees' fees and expenses.......................................         145
 Printing and postage expenses.....................................       3,982
 Custodian fee.....................................................       3,335
 Professional fees.................................................       5,002
 Other.............................................................         153
--------------------------------------------------------------------------------
 Total expenses....................................................      83,210
 Less: Expense reductions..........................................      (1,868)
 Fee waivers.......................................................      (8,705)
--------------------------------------------------------------------------------
 Net expenses......................................................      72,637
--------------------------------------------------------------------------------
 Net investment income.............................................      73,156
--------------------------------------------------------------------------------
Net realized and unrealized gains on securities
 Net realized gains on securities..................................     591,520
--------------------------------------------------------------------------------
 Net change in unrealized gains or losses on securities............     895,638
--------------------------------------------------------------------------------
 Net realized and unrealized gains on securities...................   1,487,158
--------------------------------------------------------------------------------
 Net increase in net assets resulting from operations..............  $1,560,314
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Small Cap Value Fund
                      Statements of Changes in Net Assets

                                                        Year Ended December
                                                                31,
                                                       -----------------------
                                                          2000         1999
-------------------------------------------------------------------------------
Operations
 Net investment income................................ $    73,156  $   61,088
 Net realized gains on securities.....................     591,520     112,099
 Net change in unrealized gains or losses on
  securities..........................................     895,638     273,682
-------------------------------------------------------------------------------
   Net increase in net assets resulting from
    operations........................................   1,560,314     446,869
-------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income................................     (84,516)    (61,654)
 Net realized gains...................................    (335,536)   (200,093)
-------------------------------------------------------------------------------
   Total distributions to shareholders................    (420,052)   (261,747)
-------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold............................   4,216,763   3,503,809
 Payment for shares redeemed..........................    (335,836) (1,274,153)
 Net asset value of shares issued in reinvestment of
  distributions.......................................     420,113     261,747
-------------------------------------------------------------------------------
  Net increase in net assets resulting from capital
   share transactions.................................   4,301,040   2,491,403
-------------------------------------------------------------------------------
     Total increase in net assets.....................   5,441,302   2,676,525
Net assets
 Beginning of period..................................   4,958,252   2,281,727
-------------------------------------------------------------------------------
 End of period........................................ $10,399,554  $4,958,252
-------------------------------------------------------------------------------
Undistributed net investment income................... $         0  $        0
-------------------------------------------------------------------------------
Other information:
Share increase (decrease)
 Shares sold..........................................     392,685     352,514
 Shares redeemed......................................     (31,132)   (127,570)
 Shares issued in reinvestment of distributions.......      38,055      26,058
-------------------------------------------------------------------------------
 Net increase in shares...............................     399,608     251,002
-------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Small Cap Value Fund
                         Notes to Financial Statements

1. ORGANIZATION

The Evergreen VA Small Cap Value Fund (the "Fund") is a diversified series of Evergreen Variable Annuity Trust (the "Trust"), a Delaware business trust orga-nized on December 23, 1997. The Trust is an open-end management investment com-pany registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance poli-cies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported here-in. Actual results could differ from these estimates.

A. Valuation of Securities
Debt securities are valued at prices provided by an independent pricing serv-ice. In determining a price for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable secu-rities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Securities for which valua-tions are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Equity securities for which exchange quotations are readily available are val-ued at the last reported sale price, or if no sale price is available, are val-ued at the mean between the last reported bid and asked price.

Securities for which valuations are not readily available (including restricted securities) are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

Investments in mutual fund shares are valued at net asset value.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Securities pledged as collateral for repurchase agreements are held in a segre-gated account by the custodian on the Fund's behalf. The Fund monitors the ade-quacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

D. Federal Taxes
The Fund intends to comply with the provisions of the Internal Revenue Code ap-plicable to regulated investment companies and to distribute all of its net in-vestment company taxable income and net capital gains, if any, to its share-holders. Accordingly, no provision for federal income or excise tax is re-quired.

E. Distributions
Distributions from net investment income for the Fund are declared and paid an-nually. Distributions from net realized capital gains, if any, are paid at least annually. To the extent that realized capital gains can be offset

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Small Cap Value Fund
                    Notes to Financial Statements(continued)

by capital loss carryovers, it is the Fund's policy not to distribute such gains. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or avail-able capital loss carryovers, as applicable) under income tax regulations.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly owned subsidiary of First Union National Bank ("FUNB"), is the investment advi-sor for the Fund. FUNB is a subsidiary of First Union Corporation ("First Union"). In return for providing investment management services, the Fund pays EIMC a management fee that is computed and paid daily at a rate of 0.87% of the average daily net assets of the Fund.

Prior to November 1, 2000, Evergreen Asset Management Corp. ("EAMC"), an indi-rect, wholly owned subsidiary of FUNB, served as the investment advisor to the Fund and was paid by the Fund at the same rate. Lieber & Company, and affiliate of First Union, served as the investment sub-advisor to the Fund. Lieber & Com-pany provided these services at no additional cost to the Fund.

Lieber & Company also provided brokerage services with respect to security transactions of the Fund effected on the New York or American Stock Exchanges. For the year ended December 31, 2000, the Fund incurred brokerage commissions of $4,959 with Lieber & Company.

During the year ended December 31, 2000, the amount of investment advisory fees waived by the investment advisor was $8,705. The impact on the Fund's annualized expense ratio represented as a percentage of its average net assets was 0.12%.

Evergreen Investment Services ("EIS"), an indirect, wholly owned subsidiary of FUNB, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel. Prior to May 1, 2000, The BISYS Group, Inc. ("BISYS") served as the sub-administrator to the Fund and provided the officers of the Fund. Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

For its services, the Fund pays the administrator a fee at the annual rate of 0.10% of the Fund's average daily net assets. During the year ended December 31, 2000, the Fund paid or accrued $7,191 for administrative services and $52 for sub-administrative services.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly owned subsidiary of FUNB, is the transfer and dividend disbursing agent for the Fund.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $9,055,235 and $5,245,583, respectively, for the year ended December 31, 2000.

On December 31, 2000 the aggregate cost of securities for federal income tax purposes was $9,292,017. The gross unrealized appreciation and depreciation on securities based on that cost was $1,990,202 and $801,951, respectively, with a net unrealized appreciation of $1,188,251.

5. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the Fund's expenses have been reduced. The Fund received $1,868 in expense re-ductions. The impact of the total expense reductions on the Fund's annualized expense ratio represented as a percentage of its average net assets was 0.03%.

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Small Cap Value Fund
                    Notes to Financial Statements(continued)


6. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of se-curities for prompt delivery, including funding redemption of their shares, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the year ended December 31, 2000, the Fund had no borrowings under this agreement.

8. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain ac-counting practices and disclosures presently used, such as treatment of pay-ments by affiliates, excess expense plan accounting, reporting by multiple-class funds and certain financial statement disclosures. While some of the Guide's requirements will not be effective until the SEC amends its disclosure and reporting requirements, other requirements are effective presently.

The revised Guide will require the Fund to amortize premium and accrete dis-count on all fixed-income securities and classify gains and losses realized on paydowns on mortgage-backed securities, which are presently included in real-ized gain/loss, as interest income. Adopting these accounting principles will not impact the total net assets of the Fund, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations and affect the presentation of the Fund's Financial Highlights. The Fund has not at this time quantified the im-pact, if any, resulting from the adoption of these accounting changes on the financial statements.

                          Independent Auditors' Report

Board of Trustees and Shareholders
Evergreen VA Small Cap Value Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Evergreen VA Small Cap Value Fund as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year pe-riod then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custo-dian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green VA Small Cap Value Fund as of December 31, 2000, the results of its oper-ations, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles gen-erally accepted in the United States of America.

                                   /s/ KPMG LLP

Boston, Massachusetts
February 2, 2001

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Small Cap Value Fund
                       Additional Information (unaudited)

FEDERAL TAX STATUS OF DISTRIBUTIONS

Pursuant to section 852 of the Internal Revenue Code, the Fund has designated $203,454, or $0.248 per share, as long-term capital gain distributions for the year ended December 31, 2000.

For corporate shareholders, 23.84% of ordinary income dividends paid during the fiscal year ended December 31, 2000 qualified for the dividends received deduc-tion.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Special Equity Fund
                    Fund at a Glance as of December 31, 2000

"We believe the Fund's investment approach--a disciplined, highly quantitative investment process of "bottom-up" security selection--may provide substantial returns over the longer run."


                                   Portfolio
                                  Management
                                  ----------

                          [PHOTO OF TIM M. STEVENSON]

                             Tim M. Stevenson, CFA
                              Tenure: October 1999

                            [PHOTO OF ERIC M. TEAL]

                               Eric M. Teal, CFA
                              Tenure: October 1999


                                Mark Thiele, CFA
                              Tenure: October 2000

--------------------------------------------------------------------------------
                            PERFORMANCE & RETURNS/1/
--------------------------------------------------------------------------------

Portfolio Inception Date:                                    9/29/1999
Cumulative Returns
1 year                                                          -8.34%
Since Portfolio Inception                                        7.00%
12-month capital gain distributions per share                   $0.31


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

            VA Special Equity Fund    Consumer Price Index - US     Russell 2000

 9/29/99            10,000                      10,000                 10,000
12/31/99            11,886                      10,024                 11,844
 3/31/00            13,585                      10,197                 12,683
 6/30/00            12,394                      10,268                 12,203
 9/30/00            12,343                      10,345                 12,323
12/31/00            10,886                      10,381                 10,340


Comparison of a $10,000 investment in Evergreen VA Special Equity Fund/1/ versus a similar investment in the Russell 2000 Index (Russell 2000) and the Consumer Price Index (CPI).

The Russell 2000 is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/1/Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of December 31, 2000 and subject to change.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Special Equity Fund
                          Portfolio Manager Interview

How did the Fund perform?

The Evergreen VA Special Equity Fund returned -8.34% for the twelve-month period ended December 31, 2000, trailing the -3.02% return produced by the Russell 2000 Index. Much of the Fund's underperformance occurred in the second half of the year. In the first six months of the fiscal period, the Fund returned 4.27% versus 3.04% produced by the Index. We attribute the difference in the last six months to the Fund's long-term strategy tilt toward investing in growth stocks, as well as the Fund's lighter weighting in value and financial stocks.


                                   Portfolio
                                Characteristics
                                ---------------
                               (As of 12/31/2000)

Total Net Assets                                        $20,905,157
Number of Holdings                                              138
P/E Ratio                                                     27.0x


What happened to growth stocks during the period?


There was a dramatic shift in investor preference out of growth stocks and into value stocks last year. The change is depicted in the returns of these widely followed indices. In 1999, the Russell 2000 Growth Index returned 43% and the Russell 2000 Value Index declined by 1.5%. In contrast, the Russell 2000 Growth Index fell by 22.43% in 2000 and the Russell 2000 Value Index rose by 22.83% for the same period.


Why did investor preference shift?

Investors became concerned about creditworthiness and high stock valuations in a slower economy. The year began with a continuation of trends that had existed for the prior 18 months. Investor sentiment was euphoric and many stock prices--particularly in the technology sector--had risen to extraordinarily lofty levels. Many investors focused on the economy's ongoing strength, becoming blindly optimistic about the future performance of the economy, the stock market and corporate sales and earnings growth. Further, many stocks were evaluated using unconventional means. In fact, some companies whose stocks had high valuations had generated little to no earnings, so investors drove prices higher on anticipated earnings or sales.

In the spring of 2000, an increasing number of corporate sales and earnings reports failed to meet expectations, and investors became concerned that higher interest rates could stall economic growth. Market sentiment reversed course, and investors set tougher standards for creditworthiness and value. Stock prices became increasingly volatile. The technology sector was among the hardest hit because of its large number of high stock valuations. As the year progressed, investors began to work off the market's excess pricing, pushing the price of many growth stocks lower. Cash flowed out of growth stocks, and value stocks gained new prominence. Investors considered value stocks to be a safe haven from the volatility of growth stocks, and were drawn to the attractive valuations value stocks offered.


                                 Top 5 Sectors
                                 -------------
                   (as a percentage of 12/31/2000 net assets)

Health Care                                               19.5%
Industrials                                               18.9%
Information Technology                                    16.8%
Consumer Discretionary                                    13.4%
Financials                                                11.3%

                       EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Special Equity Fund

Portfolio Manager Interview

How did you balance the Fund's long-term strategy tilt toward growth stocks with the investment environment?

We took a longer-term perspective, seeking to take advantage of the longer-term opportunities market shifts often create. All financial markets experience upheaval from time to time. We believe the Fund's investment approach--a disciplined, highly quantitative investment process of "bottom-up" security selection--may provide substantial returns over the longer run. The process focuses on identifying winning investment ideas regardless of sector diversification, particularly favoring stocks with strong momentum characteristics.

Risk/return trade-off is a key element in the Fund's stock selection process, so while we maintained the Fund's tilt toward growth and technology, we avoided internet stocks. The prices of our technology stocks fell during the pullback in that sector. However, while the technology sector of the Russell 2000 Growth Index fell 29% in 2000, our technology stocks fell 11% for the same period. We increased the Fund's energy holdings because we believe the sector has strong earnings momentum and substantial longer-term total return potential. We also added selectively to holdings in the financial sector; however, we largely avoided investment in any real estate investment trusts (REITs). As a group, REITs produced a solid return last year. Despite their lack of liquidity, many investors regarded them as a safe haven, pushing their prices higher.


                                Top 10 Holdings
                                ---------------
                   (as a percentage of 12/31/2000 net assets)

Shaw Group, Inc.                                                           2.4%
Cabot Corp.                                                                2.4%
Copart, Inc.                                                               2.3%
Callon Petroleum Co.                                                       2.2%
Perkinelmer, Inc.                                                          2.1%
Lennar Corp.                                                               1.9%
American Capital Strategies, Ltd.                                          1.9%
Human Genome Sciences, Inc.                                                1.7%
Mettler-Toledo International, Inc.                                         1.7%
Mercury Interactive Corp.                                                  1.5%


What is your outlook for growth stocks over the next six months?

We are extremely positive about the equity markets in general and small-cap stocks, in particular. We expect interest rates to fall, enabling the economy to grow at a 2 1/2% - 3 1/2% annualized pace, and not fall into a recession. With this solid--but not excessive--growth, we believe investors will reduce the substantial risk premium that has been built into small-cap stock prices, allowing volatility to subside. This bodes well for the performance of small-cap stocks on both an absolute basis and also versus their large-cap counterparts. We think small-cap stocks have more compelling value than large-cap stocks because prior to last year, returns were concentrated among the largest growth stocks. This value, combined with an easier Federal Reserve Board policy and positive economic fundamentals, could enable small-cap stocks to lead the stock market higher, despite slower corporate earnings growth.

We will continue to seek stocks that we believe are poised to move higher over the next six months. In particular, we are positive about the longer-term trends that we see in place for energy. We anticipate tremendous earnings momentum, even with oil and gas prices stabilizing. We also still favor technology. Although we expect cyclical demand to be on hold for the near-term, we believe there will be a continuation in secular demand. Further, the valuations of many technology stocks have collapsed to the trough levels that were reached in 1998. We think there is solid price support at these levels and look forward to taking advantage of some of the opportunities we think last year's hefty price declines opened-up. As the dust settles from last year's market turbulence, we think small-cap stocks can potentially generate substantial returns.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Special Equity Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                              Year Ended
                                                             December 31,
                                                           ------------------
                                                            2000     1999 (a)
Net asset value, beginning of period                       $ 11.84    $10.00
                                                           -------    ------
Income from investment operations
Net investment loss                                          (0.01)        0
Net realized and unrealized gains or losses on securities    (0.91)     1.88
                                                           -------    ------
Total from investment operations                             (0.92)     1.88
                                                           -------    ------
Distributions to shareholders from net realized gains        (0.31)    (0.04)
                                                           -------    ------
Net asset value, end of period                             $ 10.61    $11.84
                                                           -------    ------
Total return *                                              (8.34)%    18.87%
Ratios and supplemental data
Net assets, end of period (thousands)                      $20,905    $3,059
Ratios to average net assets
 Expenses ++                                                  1.04%     1.03%+
 Net investment loss                                         (0.17)%   (0.07)%+
Portfolio turnover rate                                        294%      104%

(a) For the period from September 29, 1999 (commencement of operations) to De-cember 31, 1999.
* Total return does not reflect charges attributable to your insurance company's separate account.
+    Annualized.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Special Equity Fund
                            Schedule of Investments
                               December 31, 2000

                                                            Shares     Value
COMMON STOCKS - 97.2%
CONSUMER DISCRETIONARY - 13.4%
Distributors - 1.3%
  SCP Pool Corp. *.........................................   9,275 $   278,830
                                                                    -----------
Hotels, Restaurants & Leisure - 0.6%
  Cheesecake Factory, Inc. *...............................   1,923      73,795
  Pinnacle Entertainment, Inc. ............................   4,195      56,633
                                                                    -----------
                                                                        130,428
                                                                    -----------
Household Durables - 2.4%
  Lennar Corp..............................................  11,104     402,520
  Meritage Corp............................................   2,379      88,023
                                                                    -----------
                                                                        490,543
                                                                    -----------
Internet & Catalog Retail - 0.3%
  Insight Enterprises, Inc. *..............................   3,867      69,364
                                                                    -----------
Leisure Equipment & Products - 0.8%
  Callaway Golf Co. .......................................   8,815     164,179
                                                                    -----------
Media - 1.0%
  Lodgenet Entertainment Corp. ............................   6,201     109,292
  Sirius Satellite Radio, Inc. *...........................   3,190      95,501
                                                                    -----------
                                                                        204,793
                                                                    -----------
Multi-line Retail - 0.6%
  Chico's FAS, Inc. *......................................   2,957      61,727
  MSC Industrial Direct Co., Inc. *........................   3,912      70,661
                                                                    -----------
                                                                        132,388
                                                                    -----------
Specialty Retail - 4.0%
  Gadzooks, Inc. *.........................................   5,739      84,650
  Guitar Center, Inc. *....................................  11,414     129,834
  Pier 1 Imports, Inc......................................  14,146     145,881
  Stein Mart, Inc. *.......................................   8,231      95,685
  Too, Inc. *..............................................  12,544     156,800
  Tweeter Home Entertainment Group, Inc. *.................   4,500      54,844
  Venator Group, Inc. .....................................  10,691     165,711
                                                                    -----------
                                                                        833,405
                                                                    -----------
Textiles & Apparel - 2.4%
  Columbia Sportswear Co. *................................   2,732     135,917
  Guess, Inc. *............................................   8,199      43,557
  Kenneth Cole Productions, Inc., Class A *................   3,296     132,664
  Reebok International, Ltd. *.............................   7,035     192,337
                                                                    -----------
                                                                        504,475
                                                                    -----------
CONSUMER STAPLES - 0.9%
Food Products - 0.4%
  NBTY, Inc. *.............................................  17,951      85,267
                                                                    -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Special Equity Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                             Shares     Value
COMMON STOCKS - continued
CONSUMER STAPLES - continued
Household Products - 0.5%
  Oakley, Inc. *............................................   7,031 $    94,919
                                                                     -----------
ENERGY - 6.4%
Energy Equipment & Services - 1.6%
  Offshore Logistics, Inc. *................................   4,819     103,834
  Tetra Technologies, Inc. *................................   9,707     150,458
  Trico Marine Services, Inc. *.............................   4,653      71,831
                                                                     -----------
                                                                         326,123
                                                                     -----------
Oil & Gas - 4.8%
  Callon Petroleum Co. *....................................  27,296     455,502
  Comstock Resources, Inc. *................................  13,881     204,745
  Newfield Exploration Co. *................................   2,466     116,981
  Unit Corp. *..............................................   3,761      71,224
  Vintage Petroleum, Inc. ..................................   7,745     166,517
                                                                     -----------
                                                                       1,014,969
                                                                     -----------
FINANCIALS - 11.3%
Banks - 4.3%
  Downey Financial Corp. ...................................   3,296     181,280
  East West Bancorp, Inc. ..................................   5,400     134,662
  Greater Bay Bancorp.......................................   6,199     254,159
  Investors Financial Services Corp. .......................   1,783     153,338
  Silicon Valley Bancshares.................................   4,891     169,045
                                                                     -----------
                                                                         892,484
                                                                     -----------
Diversified Financials - 5.0%
  Affiliated Managers Group, Inc. *.........................   2,106     115,567
  American Capital Strategies, Ltd..........................  15,839     398,945
  Compucredit Corp.  *......................................   2,962      53,686
  Eaton Vance Corp. ........................................   6,935     223,654
  Investment Technology Group...............................   2,681     111,932
  Metris Companies, Inc. ...................................   5,791     152,375
                                                                     -----------
                                                                       1,056,159
                                                                     -----------
Insurance - 1.0%
  Arthur J. Gallagher & Co. ................................   1,199      76,286
  Hilb, Rogal & Hamilton Co. ...............................   3,285     130,990
                                                                     -----------
                                                                         207,276
                                                                     -----------
Real Estate - 1.0%
  CarrAmerica Realty Corp., REIT............................   6,785     212,455
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Special Equity Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                             Shares     Value
COMMON STOCKS - continued
HEALTH CARE - 19.5%
Biotechnology - 8.7%
  Alliance Pharmaceutical Corp. *...........................  11,726 $   101,137
  Corixa Corp. *............................................   3,536      98,566
  CuraGen Corp. *...........................................   3,942     107,666
  Human Genome Sciences, Inc. *.............................   5,098     353,355
  ImClone Systems, Inc. *...................................   2,297     101,068
  Invitrogen Corp. *........................................   2,468     213,173
  Millennium Pharmaceuticals, Inc. *........................   4,114     254,554
  Myriad Genetics, Inc. *...................................   1,228     101,617
  Regeneron Pharmaceuticals, Inc. *.........................   4,889     172,414
  Sicor, Inc. *.............................................  12,979     187,384
  Vical, Inc. *.............................................   2,869      53,077
  Xoma, Ltd. *..............................................   7,246      70,648
                                                                     -----------
                                                                       1,814,659
                                                                     -----------
Health Care Equipment & Supplies - 2.4%
  Endocare, Inc. *..........................................   7,446      94,937
  Respironics, Inc. *.......................................   4,787     136,429
  Varian Medical Systems, Inc. .............................   3,954     268,625
                                                                     -----------
                                                                         499,991
                                                                     -----------
Health Care Providers & Services - 6.4%
  AmeriSource Health Corp., Class A *.......................   3,454     174,427
  Cerner Corp. *............................................   1,533      70,901
  Coventry Health Care, Inc. *..............................   4,190     111,821
  Health Net, Inc. *........................................   3,731      97,705
  Henry Schein, Inc. *......................................   4,002     138,569
  Laboratory Corp. *........................................   1,262     222,112
  Mid Atlantic Medical Services, Inc. *.....................   3,164      62,687
  Orthodontic Centers of America, Inc. .....................   3,397     106,156
  Province Healthcare Co. *.................................   3,359     132,261
  Stericycle, Inc. *........................................   5,768     219,905
                                                                     -----------
                                                                       1,336,544
                                                                     -----------
Pharmaceuticals - 2.0%
  Cell Therapeutics, Inc. *.................................   3,562     160,512
  King Pharmaceuticals, Inc. *..............................   2,062     106,580
  Medicis Pharmaceutical Corp., Class A *...................   1,918     113,402
  NeoRx Corp. *.............................................   7,159      37,585
                                                                     -----------
                                                                         418,079
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Special Equity Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                             Shares     Value
COMMON STOCKS - continued
INDUSTRIALS - 18.9%
Aerospace & Defense - 3.2%
  Aeroflex, Inc. *..........................................   5,999 $   172,940
  Perkinelmer, Inc..........................................   4,155     436,275
  Remec, Inc. *.............................................   5,811      55,931
                                                                     -----------
                                                                         665,146
                                                                     -----------
Air Freight & Couriers - 0.7%
  Atlas Air, Inc. *.........................................   4,932     160,907
                                                                     -----------
Building Products - 0.5%
  Aaon, Inc. *..............................................   6,047     106,956
                                                                     -----------
Commercial Services & Supplies - 4.5%
  Copart, Inc. *............................................  22,757     489,275
  Corporate Executive Board Co. *...........................   5,180     205,986
  META Group, Inc. *........................................   7,583      49,290
  RemedyTemp, Inc. *........................................   7,673      59,466
  Tetra Tech, Inc. *........................................   4,210     134,194
                                                                     -----------
                                                                         938,211
                                                                     -----------
Construction & Engineering - 2.4%
  Dycom Industries, Inc. *..................................   1,918      68,928
  Insituform Technologies, Inc. *...........................   5,721     228,125
  Mastec, Inc. *............................................   4,334      86,680
  Quanta Services, Inc. *...................................   3,682     118,514
                                                                     -----------
                                                                         502,247
                                                                     -----------
Electrical Equipment - 2.1%
  American Superconductor Corp. *...........................   3,386      96,712
  C&D Technologies, Inc. ...................................   3,386     146,233
  Cable Design Technologies Corp. *.........................  11,585     194,773
                                                                     -----------
                                                                         437,718
                                                                     -----------
Machinery - 3.3%
  Precision Castparts Corp..................................   4,465     187,809
  Shaw Group, Inc. *........................................   9,943     497,150
                                                                     -----------
                                                                         684,959
                                                                     -----------
Marine - 0.8%
  Overseas Shipholding Group, Inc. .........................   7,054     161,801
                                                                     -----------
Road & Rail - 1.4%
  Genesee & Wyoming, Inc. *.................................  10,997     301,043
                                                                     -----------
INFORMATION TECHNOLOGY - 16.8%
Communications Equipment - 1.5%
  Digital Lightwave, Inc. *.................................   2,503      79,314
  Glenayre Technologies, Inc. *.............................  14,392      50,822
  Natural Microsystems Corp. *..............................   4,054      40,033

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Special Equity Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                             Shares     Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
  Netro Corp. *.............................................   2,875 $    19,945
  Plantronics, Inc. *.......................................   2,712     127,464
                                                                     -----------
                                                                         317,578
                                                                     -----------
Computers & Peripherals - 0.3%
  InFocus Corp. *...........................................   4,060      59,885
                                                                     -----------
Electronic Equipment & Instruments - 8.6%
  Amphenol Corp. *..........................................   2,590     101,496
  Anaren Microwave, Inc. *..................................   4,480     301,000
  Coherent, Inc. *..........................................   1,499      48,717
  Cree Research, Inc. *.....................................   1,905      67,687
  Datum, Inc. *.............................................   5,622     124,387
  Fisher Scientific International, Inc......................     908      33,483
  II-VI, Inc. *.............................................   7,840     119,070
  Kemet Corp. *.............................................   4,392      66,429
  Macrovision Corp. *.......................................   1,993     147,513
  Methode Electronics, Inc., Class A........................   1,893      43,421
  Mettler-Toledo International, Inc. *......................   6,442     350,284
  Plexus Corp. *............................................   2,410      73,241
  Richardson Electronics, Ltd...............................   9,090     124,987
  Technitrol, Inc...........................................   3,166     130,202
  Three-Five Systems, Inc. *................................   3,710      66,780
                                                                     -----------
                                                                       1,798,697
                                                                     -----------
Internet Software & Services - 0.4%
  Watchguard Technologies, Inc. *...........................   2,370      74,951
                                                                     -----------
Office Electronics - 0.5%
  Manugistics Group, Inc. *.................................   2,044     116,508
                                                                     -----------
Semiconductor Equipment & Products - 3.5%
  Ade Corp. *...............................................   4,845      85,393
  Elantec Semiconductor, Inc. *.............................   1,516      42,069
  International Rectifier Corp. *...........................   3,435     103,050
  Mattson Technology, Inc. *................................   6,778      69,898
  Mentor Graphics Corp......................................   9,328     255,937
  MRV Communications, Inc. *................................   2,550      34,106
  Semitool, Inc. *..........................................  14,460     140,082
                                                                     -----------
                                                                         730,535
                                                                     -----------
Software - 2.0%
  Aspen Technology, Inc. *..................................   2,870      95,427
  Mercury Interactive Corp. *...............................   3,588     323,817
                                                                     -----------
                                                                         419,244
                                                                     -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Special Equity Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                            Shares     Value
COMMON STOCKS - continued
MATERIALS - 6.4%
Chemicals - 5.4%
  Cabot Corp. .............................................  18,846 $   497,063
  Cambrex Corp.............................................   3,136     141,904
  Olin Corp. ..............................................  14,066     311,210
  OM Group, Inc. ..........................................   1,398      76,366
  Uniroyal Technology Corp. *..............................  16,268     101,675
                                                                    -----------
                                                                      1,128,218
                                                                    -----------
Metals & Mining - 1.0%
  Lone Star Technologies, Inc. *...........................   5,433     209,171
                                                                    -----------
UTILITIES - 3.6%
Electric Utilities - 2.5%
  El Paso Electric Co. *...................................  13,100     172,920
  Idacorp, Inc. ...........................................   3,997     196,103
  Unisource Energy Corp. ..................................   8,073     151,873
                                                                    -----------
                                                                        520,896
                                                                    -----------
Gas Utilities - 1.1%
  Equitable Resources, Inc.................................   3,417     228,085
                                                                    -----------
    Total Common Stocks (cost $20,483,735).................          20,330,086
                                                                    -----------
SHORT-TERM INVESTMENTS - 3.6%
MUTUAL FUND SHARES - 3.6%
  Evergreen Select Money Market Fund (cost $744,829) o..... 744,829     744,829
                                                                    -----------
Total Investments - (cost $21,228,564) - 100.8%....................  21,074,915
Other Assets and Liabilities - (0.8%)..............................    (169,758)
                                                                    -----------
Net Assets - 100.0%................................................ $20,905,157
                                                                    ===========

*     Non-income producing security.
o The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union National Bank.

Summary of Abbreviations
REIT  Real Estate Investment Trust

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Special Equity Fund
                      Statement of Assets and Liabilities
                               December 31, 2000

--------------------------------------------------------------------------------
Assets
 Identified cost of securities....................................  $21,228,564
 Net unrealized losses on securities..............................     (153,649)
--------------------------------------------------------------------------------
 Market value of securities.......................................   21,074,915
 Receivable for securities sold...................................       84,606
 Receivable for Fund shares sold..................................       96,641
 Dividends and interest receivable................................        8,899
--------------------------------------------------------------------------------
   Total assets...................................................   21,265,061
--------------------------------------------------------------------------------
Liabilities
 Payable for securities purchased.................................      355,811
 Advisory fee payable.............................................          431
 Due to other related parties.....................................          234
 Accrued expenses and other liabilities...........................        3,428
--------------------------------------------------------------------------------
   Total liabilities..............................................      359,904
--------------------------------------------------------------------------------
Net assets........................................................  $20,905,157
--------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital..................................................  $23,149,754
 Undistributed net investment income..............................            4
 Accumulated net realized losses on securities and futures
  contracts.......................................................   (2,090,952)
 Net unrealized losses on securities..............................     (153,649)
--------------------------------------------------------------------------------
Total net assets..................................................  $20,905,157
--------------------------------------------------------------------------------
Shares outstanding................................................    1,969,865
--------------------------------------------------------------------------------
Net asset value per share.........................................  $     10.61
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Special Equity Fund
                            Statement of Operations
                               December 31, 2000

--------------------------------------------------------------------------------
Investment income
 Dividends........................................................  $    75,320
 Interest.........................................................       39,767
--------------------------------------------------------------------------------
Total investment income...........................................      115,087
--------------------------------------------------------------------------------
Expenses
 Advisory fee.....................................................      126,904
 Administrative services fees.....................................       13,779
 Transfer agent fee...............................................          232
 Trustees' fees and expenses......................................          276
 Printing and postage expenses....................................        2,222
 Custodian fee....................................................        5,441
 Professional fees................................................       12,125
 Other............................................................           58
--------------------------------------------------------------------------------
 Total expenses...................................................      161,037
 Less: Expense reductions.........................................       (5,441)
   Fee waivers....................................................      (17,670)
--------------------------------------------------------------------------------
 Net expenses.....................................................      137,926
--------------------------------------------------------------------------------
 Net investment loss..............................................      (22,839)
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities and futures contracts
 Net realized gains or losses on:
 Securities.......................................................   (2,084,248)
 Futures contracts................................................        2,236
--------------------------------------------------------------------------------
 Net realized losses on securities and futures contracts..........   (2,082,012)
--------------------------------------------------------------------------------
 Net change in unrealized gains or losses on securities...........     (365,061)
--------------------------------------------------------------------------------
 Net realized and unrealized losses on securities and futures
  contracts.......................................................   (2,447,073)
--------------------------------------------------------------------------------
 Net decrease in net assets resulting from operations.............  $(2,469,912)
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Special Equity Fund
                      Statements of Changes in Net Assets

                                                      Year Ended December 31,
                                                      ------------------------
                                                          2000       1999 (a)
-------------------------------------------------------------------------------
Operations
 Net investment loss................................  $    (22,839) $     (381)
 Net realized gains or losses on securities and
  futures contracts.................................    (2,082,012)    189,212
 Net change in unrealized gains or losses on
  securities........................................      (365,061)    211,412
-------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting
    from operations.................................    (2,469,912)    400,243
-------------------------------------------------------------------------------
Distributions to shareholders from
 Net realized gains.................................      (210,459)     (7,823)
-------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold..........................    46,567,639   2,725,653
 Payment for shares redeemed........................   (26,220,353)    (63,713)
 Net asset value of shares issued in reinvestment of
  distributions.....................................       179,559       4,323
-------------------------------------------------------------------------------
   Net increase in net assets resulting from capital
    share transactions..............................    20,526,845   2,666,263
-------------------------------------------------------------------------------
    Total increase in net assets....................    17,846,474   3,058,683
Net assets
 Beginning of period................................     3,058,683           0
-------------------------------------------------------------------------------
 End of period......................................  $ 20,905,157  $3,058,683
-------------------------------------------------------------------------------
Undistributed net investment income.................  $          4  $        0
-------------------------------------------------------------------------------
Other information:
Share increase (decrease)
 Shares sold........................................     3,775,831     263,419
 Shares redeemed....................................    (2,077,505)     (5,564)
 Shares issued in reinvestment of distributions.....        13,301         383
-------------------------------------------------------------------------------
 Net increase in shares.............................     1,711,627     258,238
-------------------------------------------------------------------------------

(a) For the period from September 29, 1999 (commencement of operations) to De-cember 31, 1999.

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Special Equity Fund
                          Notes to Financial Statement


1. ORGANIZATION

The Evergreen VA Special Equity Fund (the "Fund") is a diversified series of Evergreen Variable Annuity Trust (the "Trust"), a Delaware business trust orga-nized on December 23, 1997. The Trust is an open-end management investment com-pany registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance poli-cies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported here-in. Actual results could differ from these estimates.

A. Valuation of Securities
Equity securities for which exchange quotations are readily available are val-ued at the last reported sale price, or if no sale price is available, are val-ued at the mean between the last reported bid and asked price. Securities for which valuations are not readily available (including restricted securities) are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees.

Investments in mutual fund shares are valued at net asset value.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Securities pledged as collateral for repurchase agreements are held in a segre-gated account by the custodian on the Fund's behalf. The Fund monitors the ade-quacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Fund may buy and sell futures contracts. The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts ("variation margin") as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in the Fund's State-ment of Assets and Liabilities.

D. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date.

E. Federal Taxes
The Fund intends to comply with the provisions of the Internal Revenue Code ap-plicable to regulated investment companies and to distribute all of its net in-vestment company taxable income and net capital gains, if any, to its share-holders. Accordingly, no provision for federal income or excise tax is re-quired.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Special Equity Fund
                    Notes to Financial Statements(continued)


F. Distributions
Distributions from net investment income for the Fund are declared and paid an-nually. Distributions from net realized capital gains, if any, are paid at least annually. To the extent that realized capital gains can be offset by cap-ital loss carryovers, it is the Fund's policy not to distribute such gains. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or avail-able capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net op-erating losses.

3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Meridian Investment Company ("MIC"), an indirect, wholly owned subsidiary of First Union Corporation ("First Union"), is the investment advisor for the Fund and is paid a management fee that is calculated and paid daily at an annual rate of 0.92% of its average daily net assets.

During the year ended December 31, 2000, the amount of investment advisory fees waived by the investment advisor was $17,670. The impact on the Fund's annualized expense ratio represented as a percentage of its average net assets was 0.13%.

Evergreen Investment Services ("EIS"), an indirect, wholly owned subsidiary of First Union National Bank ("FUNB"), is the administrator to the Fund. As admin-istrator, EIS provides the Fund with facilities, equipment and personnel. Prior to May 1, 2000, The BISYS Group, Inc. ("BISYS") served as the sub-administrator to the Fund and provided the officers of the Fund. Officers of the Fund and af-filiated Trustees receive no compensation directly from the Fund.

For its services, the Fund pays the administrator a fee at the annual rate of 0.10% of the Fund's average daily net assets. During the year ended December 31, 2000, the Fund paid or accrued $13,715 for administrative services and $64 for sub-administrative services.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly owned subsidiary of FUNB, is the transfer and dividend disbursing agent for the Fund.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were $57,917,495 and $37,916,289, respectively, for the year ended December 31, 2000.

On December 31, 2000 the aggregate cost of securities for federal income tax purposes was $21,487,238. The gross unrealized appreciation and depreciation on securities based on that cost was $2,706,359 and $3,118,682, respectively, with a net unrealized depreciation of $412,323.

As of December 31, 2000, the Fund had a capital loss carryover for federal in-come tax purposes of $495,868 expiring in 2008.

For income tax purposes, capital losses incurred after October 31 within a Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. The Fund has incurred and will elect to defer post Octo-ber losses of $1,336,410.

5. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the Fund's expenses have been reduced. The Fund received $5,441 in expense re-ductions. The impact of the total expense reductions on the Fund's annualized expense ratio represented as a percentage of its average net assets was 0.04%.

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Special Equity Fund
                    Notes to Financial Statements(continued)


6. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of se-curities for prompt delivery, including funding redemption of their shares, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the year ended December 31, 2000, the Fund had no borrowings under this agreement.

8. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain ac-counting practices and disclosures presently used, such as treatment of pay-ments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement disclosures. While some of the Guide's requirements will not be effective until the SEC amends its disclosure and reporting requirements, other requirements are effective presently. Adopt-ing these requirements will not have a material impact on the Fund's financial statements.

                          Independent Auditors' Report

Board of Trustees and Shareholders
Evergreen VA Special Equity Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Evergreen VA Special Equity Fund as of December 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the years or periods in the two-year period then ended. These financial state-ments and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custo-dian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green VA Special Equity Fund as of December 31, 2000, the results of its opera-tions, changes in its net assets and financial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

                                   /s/ KPMG LLP

Boston, Massachusetts
February 2, 2001

                        EVERGREEN VARIABLE ANNUITY TRUST
                        Evergreen VA Special Equity Fund
                       Additional Information (unaudited)

FEDERAL TAX STATUS OF DISTRIBUTIONS

For corporate shareholders, 0.60% of ordinary income dividends paid during the fiscal year ended December 31, 2000 qualified for the dividends received deduc-tion.

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Strategic Income Fund
                    Fund at a Glance as of December 31, 2000

"We emphasized sector and credit selection in the high yield market, adjusting currency risk in the foreign sector and seeking to take advantage of the rise in U.S. Treasury prices."


                                  Portfolio
                                  Management
                                  ----------

                        [PHOTO OF PRESCOTT B. CROCKER]

                            Prescott B. Crocker, CFA
                               Tenure: March 1997

--------------------------------------------------------------------------------
                            PERFORMANCE & RETURNS/1/
--------------------------------------------------------------------------------

Portfolio Inception Date:                                             3/6/1997
Average Annual Returns
1 year                                                                 -0.69%
Since Portfolio Inception                                               3.14%
12-month income dividends per share                                    $1.47


--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]


            VA Strategic Income Fund       Consumer Price Index - US      Lehman Brothers Long Govt      Lehman Brothers Aggr Bond
  3/1/97                   10,000                      10,000                      10,000                       10,000
 6/30/97                   10,121                      10,044                      10,295                       10,252
12/31/97                   10,529                      10,107                      11,589                       10,905
 6/30/98                   10,941                      10,213                      12,322                       11,333
12/31/98                   11,150                      10,269                      13,139                       11,852
 6/30/99                   11,053                      10,414                      12,251                       11,688
12/31/99                   11,333                      10,545                      11,973                       11,754
 6/30/00                   11,052                      10,802                      13,024                       12,221
12/31/00                   11,255                      10,921                      14,402                       13,121

Comparison of a $10,000 investment in Evergreen VA Strategic Income Fund/1/ versus a similar investment in the Lehman Brothers Aggregate Bond Index (LBABI), the Lehman Brothers Long Term Government Bond Index (LBLTGBI) and the Consumer Price Index (CPI).

The LBABI and the LBLTGBI are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

/1/Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. Performance includes the reinvestment of income dividends and capital gains distributions.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Funds that invest in high yield, lower-rated bonds may contain more risks due to the increased possibility of default.

U.S. government guarantees apply only to the underlying securities of the Fund's portfolio and not to the Fund's shares.

All data is as of December 31, 2000 and subject to change.

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Strategic Income Fund
                          Portfolio Manager Interview

How did the Fund perform?

For the twelve-month period ended December 31, 2000, the Evergreen VA Strategic Income Fund returned -0.69%, lagging the 0.01% average return posted by the 116 Multi-Sector Income Funds tracked by Lipper, Inc. Lipper, Inc. is an independent monitor of mutual fund performance. For the same period, the LBABI and the LBLTGBI returned 11.63% and 20.29%, respectively. The performance of each sector for the same period is depicted in these widely followed market benchmarks: High
Yield: Chase High Yield Index, -5.68%; Foreign: Merrill Lynch Non-U.S. Dollar Sovereign Bond Index, -2.38% and U.S. Government: the 10-year U.S. Treasury Note, 5.97%.


                                   Portfolio
                                Characteristics
                                ---------------
                               (As of 12/31/2000)

Total Net Assets                                   $17,949,864
Average Credit Quality                                     BBB
Effective Maturity                                   7.4 years
Average Duration                                     4.5 years


How were the Fund's assets invested?


As of December 31, 2000, the Fund's assets were invested as follows: U.S. High
Yield: 39.1%; Foreign: 25.3% and U.S. Treasury: 16.9%. The Fund's foreign investments included the governments of Australia, Brazil, Denmark, Germany and Mexico, as well as corporate bonds from Europe and Latin America. Approximately 9% of net assets were invested in foreign emerging markets, and additionally, approximately 28.2% of the Fund's net assets represented non-U.S. dollar-denominated securities, as of that date. The Fund's currency positions included the Australian dollar, the British pound, the Canadian dollar and the euro on December 31, 2000.


                                   Portfolio
                                  Composition
                                  -----------
                (as a percentage of 12/31/2000 portfolio assets)

Corporate Bonds                                               32.1%
Foreign Obligations                                           25.3%
U.S. Treasury Obligations                                     16.9%
Yankee Obligations                                            11.3%
Mutual Fund Shares                                            14.4%


What were the investment environments like in each of the Fund's sectors?


The high yield and foreign currency markets were challenging, but conditions were positive for U.S. Treasuries. High yield bonds came under significant pressure, after starting the year on a strong note. As the year began, high yield bonds benefited from the rise in the U.S. stock market--particularly the rise in technology stocks--and a robust economy. By spring, however, higher interest rates began to slow economic growth. An increasing number of earnings reports fell short of expectations, causing investors to grow concerned about the financial health of many corporations. Yields moved higher--and prices fell--as investors demanded more generous yield premiums to compensate for rising credit risk. The price decline in high yield bonds, which began in the spring, accelerated downward through November 2000, with bonds having the greatest credit risk enduring the heaviest losses. Reflecting the market's woes, investors withdrew $6.4 billion from the estimated $700 billion high yield bond market in 2000. A positive note for the high yield investors, however, was the fact that the default rate held steady, despite deteriorating investment conditions.

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Strategic Income Fund
                          Portfolio Manager Interview

The U.S. dollar outperformed foreign currencies during the year. The dollar's strength reflected stronger economic growth in the United States than in other countries, the Federal Reserve Board's higher interest rate policy, continued heavy investor cash flow into the stock market and merger/acquisition activity. European economies managed a moderate rate of economic expansion--growing at an annualized rate of approximately 3%--but trailed the 4 1/2% pace generated by the United States. In the fall of 2000, the European Central Bank actively supported the euro by buying euros and selling U.S. dollars and yen, stating it would no longer manage the currency's value through interest rate actions. By the end of the year, however, the U.S. dollar began to fall without intervention, as signs of slower U.S. economic growth became exceedingly clear.

The U.S. Treasury market benefited from investors' preference for quality and indications of an economic slowdown, as well as favorable longer-term fundamentals such as the Federal budget surplus and an on-going shrinking supply of U.S. Treasuries with longer maturities. U.S. Treasuries with longer durations were among the best-performing fixed-income securities during the period. Expressed in years, duration measures a security's sensitivity to changes in interest rates. Securities with long durations experience greater price changes than securities with short durations, as interest rates fluctuate. If interest rates fall, a longer duration enables a bond to generate a higher total return. Conversely, the price of a bond with a longer duration tends to fall more sharply than a bond having a shorter duration if interest rates rise.


What strategies did you use to manage the Fund?


We emphasized sector and credit selection in the high yield market, adjusting currency risk in the foreign sector and seeking to take advantage of the rise in U.S. Treasury prices. In the high yield sector, the Fund concentrated on the gaming, energy, wireless communications and health care industries, focusing on the higher end of the high yield credit tier. These sectors contributed solidly to returns, and at the same time, the Fund was able to avoid some of the pitfalls associated with industries that experienced a high rate of credit problems, such as wireline telecommunications.

In the foreign sector, we took advantage of the higher yields available in Europe, as well as the favorable investment conditions in Canada in the first half of the year. We also minimized currency risk for much of the fiscal period; however, at the end of the year, we established a substantial position in the euro in anticipation of that currency's future strength. In addition to the euro, the Fund's larger currency positions during the year included the Canadian dollar, the Australian dollar and euro-denominated securities. In the U.S. government sector, we took advantage of the Treasury market's strength by building the Fund's position in longer-duration U.S. Treasuries.


                               Portfolio Quality
                               -----------------
              (as a percentage of 12/31/2000 market value of bonds)

AAA                                                                       44.2%
BBB                                                                        2.0%
BB                                                                         7.0%
B                                                                         37.4%
CCC                                                                        0.5%
Less than CCC                                                              2.9%
Not Rated                                                                  0.6%
Not Available                                                              5.4%

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Strategic Income Fund
                          Portfolio Manager Interview

What is your outlook over the next six months?

We are optimistic. We think the high yield sector could be poised for a substantial rebound and believe foreign currencies--particularly the euro--could strengthen versus the U.S. dollar. In the United States, we think short-term interest rates will begin to fall. We expect the financial markets to begin to rally as the economy slows, and investors anticipate an easier Federal Reserve Board policy and future economic recovery. This environment would significantly reduce the risk associated with credit-lending, which would greatly benefit high yield bonds.

Once investor concerns about credit risk begin to subside, we expect the demand for high yield bonds to improve appreciably. Further, last year's correction created extremely attractive values in the high yield market--on both an absolute and relative basis. We believe the combination is setting the stage for a rally with attractive total returns. We also expect lower U.S. interest rates to push foreign currency prices higher. In our opinion, falling U.S. interest rates and slower growth will prompt investors to direct their cash flows away from the U.S. dollar and into currencies whose countries have better prospects for stronger growth and higher rates, over the near-term.

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Strategic Income Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                            Year Ended December 31,
                                       --------------------------------------
                                        2000     1999 #   1998 #   1997 (a) #
Net asset value, beginning of period   $ 10.56   $ 10.39  $ 10.20    $10.00
                                       -------   -------  -------    ------
 .........................................................................
Income from investment operations
 .........................................................................
Net investment income                     0.85      0.73     0.64      0.32
 .........................................................................
Net realized and unrealized gains or
 losses on securities and foreign
 currency related transactions           (0.93)    (0.56)   (0.04)     0.21
                                       -------   -------  -------    ------
 .........................................................................
Total from investment operations         (0.08)     0.17     0.60      0.53
                                       -------   -------  -------    ------
 .........................................................................
Distributions to shareholders from
 .........................................................................
Net investment income                    (1.29)        0    (0.41)    (0.31)
 .........................................................................
Net realized gains                           0         0        0     (0.02)
 .........................................................................
Tax return of capital                    (0.18)        0        0         0
                                       -------   -------  -------    ------
 .........................................................................
Total distributions                      (1.47)        0    (0.41)    (0.33)
                                       -------   -------  -------    ------
 .........................................................................
Net asset value, end of period         $  9.01   $ 10.56  $ 10.39    $10.20
                                       -------   -------  -------    ------
 .........................................................................
Total return*                            (0.69%)    1.64%    5.91%     5.28%
 .........................................................................
Ratios and supplemental data
 .........................................................................
Net assets, end of period (thousands)  $17,950   $18,076  $11,182    $2,204
 .........................................................................
Ratios to average net assets
 Expenses++                               0.84%     0.84%    1.02%     1.02%+
 .........................................................................
 Net investment income                    8.69%     7.02%    6.05%     5.34%+
 .........................................................................
Portfolio turnover rate                    302%      205%     231%      119%
 .........................................................................

(a) For the period from March 6, 1997 (commencement of operations) to December 31, 1997.
* Total return does not reflect charges attributable to your insurance company's separate account.
+   Annualized.
++ The ratio of expenses to average net assets excludes expense reductions but includes fee waivers.
# Net investment income is based on average shares outstanding during the pe-riod.

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Strategic Income Fund
                            Schedule of Investments
                               December 31, 2000


                                                 Credit  Principal
                                                 Rating/\  Amount      Value
CORPORATE BONDS - 34.8%
CONSUMER DISCRETIONARY - 11.7%
Hotels, Restaurants & Leisure - 8.5%
  Anchor Gaming Co., 9.875%, 10/15/2008 144A....   B     $   75,000 $    77,438
  Argosy Gaming Co., 10.75%, 06/01/2009.........   B        300,000     314,250
  Boyd Gaming Corp., 9.50%, 07/15/2007 @@.......   B+        90,000      80,100
  Coast Hotels & Casinos, Inc., 9.50%,
   04/01/2009...................................   B-        90,000      87,637
  Hollywood Casino Corp., 13.00%, 08/01/2006....   B        300,000     321,000
  Isle of Capri Casinos, Inc., 8.75%,
   04/15/2009...................................   B         90,000      80,100
  Mandalay Resort Group, Ser. B, 10.25%,
   08/01/2007...................................   BB-       90,000      89,325
  Mohegan Tribal Gaming Authority, 8.75%,
   01/01/2009 @@................................   BB-       90,000      90,337
  Park Place Entertainment Corp., 8.875%,
   09/15/2008...................................   BB+       90,000      91,350
  Venetian Casino Resort, LLC, 12.25%,
   11/15/2004 @@................................   B-       300,000     300,000
                                                                    -----------
                                                                      1,531,537
                                                                    -----------
Household Durables - 1.0%
  K Hovnanian Enterprises, Inc., 10.50%,
   10/01/2007 144A..............................   BB-      200,000     186,000
                                                                    -----------
Leisure Equipment & Products - 0.1%
  Outboard Marine Corp., Ser. B, 10.75%,
   06/01/2008 . @@..............................   D        100,000      20,500
                                                                    -----------
Media - 1.8%
  Adelphia Communications Corp., Ser. B, 9.875%,
   03/01/2007...................................   B+        90,000      84,375
  American Lawyer Media, Inc., Ser. B, 9.75%,
   12/15/2007...................................   B         90,000      79,200
  Echostar DBS Corp., 9.375%, 02/01/2009........   B+        90,000      87,750
  Premier Parks, Inc., Sr. Disc. Note, Step
   Bond, 0.00%, 04/01/2008 + @@.................   B-       100,000      69,500
                                                                    -----------
                                                                        320,825
                                                                    -----------
Multi-line Retail - 0.3%
  Ames Dept. Stores, Inc., 10.00%, 04/15/2006
   @@...........................................   B        300,000      46,500
                                                                    -----------
ENERGY - 5.3%
Energy Equipment & Services - 1.7%
  Parker Drilling Co., Ser. D, 9.75%,
   11/15/2006...................................   B+       300,000     303,000
                                                                    -----------
Oil & Gas - 3.6%
  Chesapeake Energy Corp., Ser. B, 9.625%,
   05/01/2005 @@................................   B         90,000      93,037
  Cross Timbers Oil Co., Ser. B, 9.25%,
   04/01/2007...................................   B+        90,000      92,475
  Giant Industries, Inc., 9.00%, 09/01/2007.....   B+        90,000      82,350
  HS Resources, Inc., 9.25%, 11/15/2006.........   B+        90,000      90,900
  Nuevo Energy Co., Ser. B, 9.50%, 06/01/2008
   @@...........................................   B+        90,000      91,350
  Petsec Energy, Inc., Ser. B, 9.50%, 06/15/2007
   . ...........................................   D        300,000     203,250
                                                                    -----------
                                                                        653,362
                                                                    -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Strategic Income Fund
                       Schedule of Investments(continued)
                               December 31, 2000


                                                 Credit  Principal
                                                 Rating/\  Amount      Value
CORPORATE BONDS - continued
HEALTH CARE - 2.9%
Health Care Providers & Services - 2.9%
  HCA - The Healthcare Co., 8.75%, 09/01/2010...  BB+    $   90,000 $    95,192
  LifePoint Hospitals Hldgs., Inc., Ser. B,
   10.75%, 05/15/2009...........................  B-        300,000     327,000
  Triad Hospitals Hldgs., Inc., Ser. B, 11.00%,
   05/15/2009...................................  B-         90,000      95,513
                                                                    -----------
                                                                        517,705
                                                                    -----------
INDUSTRIALS - 4.6%
Aerospace & Defense - 0.5%
  BE Aerospace, Inc., 9.50%, 11/01/2008 @@......  B          90,000      89,775
                                                                    -----------
Commercial Services & Supplies - 1.6%
  Allied Waste, Inc., Ser. B, 10.00%, 08/01/2009
   @@...........................................  B+        300,000     284,250
                                                                    -----------
Construction & Engineering - 0.3%
  Spectrasite Hldgs., Inc., Sr. Disc. Notes,
   Step Bond, 0.00%, 04/15/2004 +...............  B-        100,000      55,000
                                                                    -----------
Machinery - 0.8%
  Holley Performance Products, Inc., Ser. B,
   12.25%, 09/15/2007...........................  B         250,000     133,750
                                                                    -----------
Road & Rail - 1.4%
  Greyhound Lines, Inc., Ser. B, 11.50%,
   04/15/2007...................................  CC        350,000     253,750
                                                                    -----------
INFORMATION TECHNOLOGY - 0.5%
Semiconductor Equipment & Products - 0.5%
  Fairchild Semiconductor Corp., 10.125%,
   03/15/2007...................................  B          90,000      84,150
                                                                    -----------
MATERIALS - 1.3%
Chemicals - 0.5%
  Lyondell Chemical Co., Ser. A, 9.625%,
   05/01/2007 @@................................  BB         90,000      87,525
                                                                    -----------
Containers & Packaging - 0.8%
  Owens-Illinois, Inc., 7.15%, 05/15/2005.......  BB         90,000      50,850
  Riverwood International Corp., 10.875%,
   04/01/2008...................................  CCC+      100,000      90,500
                                                                    -----------
                                                                        141,350
                                                                    -----------
TELECOMMUNICATION SERVICES - 8.5%
Diversified Telecommunication Services - 2.8%
  Flextronics International, Ltd., 9.875%,
   07/01/2010 144A..............................  B+         90,000      88,200
  Level 3 Communications, Inc., 9.125%,
   05/01/2008 @@................................  B          90,000      73,125
  McLeod USA, Inc.:
   8.125%, 02/15/2009 @@........................  B+         40,000      34,500
   9.25%, 07/15/2007............................  B+         50,000      46,000
  Metromedia Fiber Network, Inc., Ser. B,
   10.00%, 11/15/2008...........................  B+         90,000      76,950

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Strategic Income Fund
                       Schedule of Investments(continued)
                               December 31, 2000


                                                Credit  Principal
                                                Rating/\  Amount      Value
CORPORATE BONDS - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services -
  continued
  Nextel Communications, Inc., 9.375%,
   11/15/2009..................................   B     $   45,000 $    42,075
  SBA Communications Corp., Sr. Disc. Note,
   Step Bond, 0.00%, 03/01/2003 + @@...........   NA        55,000      42,900
  Tritel PCS, Inc., Sr. Disc. Note, Step Bond,
   0.00%, 05/15/2004 +.........................   B-       145,000     100,050
                                                                   -----------
                                                                       503,800
                                                                   -----------
Wireless Telecommunications Services - 5.7%
  Crown Castle International Corp., 10.75%,
   08/01/2011..................................   B         90,000      94,050
  Nextel International, Inc., 12.75%,
   08/01/2010 144A.............................   B-       300,000     240,750
  Price Communications Wireless, Inc., 11.75%,
   07/15/2007..................................   B-        90,000      95,850
  Telecorp PCS, Inc., Sr. Disc. Note, Step
   Bond, 0.00%, 04/15/2004 + @@................   B-       300,000     206,625
  Voicestream Wireless Corp., 10.375%,
   11/15/2009..................................   B-       300,000     322,875
  Williams Communications Group, Inc.,
   11.875%, 08/01/2010 @@......................   B+        90,000      69,750
                                                                   -----------
                                                                     1,029,900
                                                                   -----------
    Total Corporate Bonds (cost $6,928,214)....                      6,242,679
                                                                   -----------
FOREIGN BONDS - CORPORATE (PRINCIPAL AMOUNT
 DENOMINATED IN CURRENCY INDICATED) - 1.2%
FINANCIALS - 1.2%
Diversified Financials - 1.2%
  PTC International Finance, 11.25%,
   12/01/2009, EUR (cost $256,268).............   NA       250,000     225,360
                                                                   -----------
FOREIGN BONDS - GOVERNMENT (PRINCIPAL AMOUNT
 DENOMINATED IN CURRENCY INDICATED) - 26.2%
  Australia, 6.50%, 05/15/2013, AUD............   NA     1,040,000     630,794
  Germany, 5.25%, 07/04/2010, EUR..............   Aaa    3,175,000   3,069,273
  New Zealand, 7.00%, 07/15/2009, NZD..........   AAA    2,125,000   1,001,733
                                                                   -----------
    Total Foreign Bonds-Government (cost
     $4,504,346)...............................                      4,701,800
                                                                   -----------
U.S. TREASURY OBLIGATIONS - 18.3%
  U.S. Treasury Notes:
   6.00%, 09/30/2002...........................   AAA    1,350,000   1,368,109
   6.50%, 02/15/2010...........................   AAA    1,750,000   1,915,839
                                                                   -----------
    Total U.S. Treasury Obligations (cost
     $3,168,778)...............................                      3,283,948
                                                                   -----------
YANKEE OBLIGATIONS - CORPORATE - 5.1%
CONSUMER DISCRETIONARY - 0.6%
Media - 0.6%
  United Pan-Europe Communication, Sr. Disc.
   Note, Step Bond, 0.00%, 08/01/2005 + @@.....   B        400,000     116,000
                                                                   -----------

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Strategic Income Fund
                       Schedule of Investments(continued)
                               December 31, 2000

                                                Credit  Principal
                                                Rating/\  Amount      Value
YANKEE OBLIGATIONS - CORPORATE - continued
MATERIALS - 4.0%
Containers & Packaging - 1.7%
  Grupo Industrial Durango SA, 12.00%,
   07/15/2001..................................  BB-    $  300,000 $   303,750
                                                                   -----------
Paper & Forest Products - 2.3%
  Norampac, Inc., 9.50%, 02/01/2008............  BB         90,000      90,450
  Repap New Brunswick, Inc., 11.50%,
   06/01/2004..................................  BBB+      290,000     324,800
                                                                   -----------
                                                                       415,250
                                                                   -----------
TELECOMMUNICATION SERVICES - 0.5%
Diversified Telecommunication Services - 0.5%
  Global Crossing Hldgs., Ltd., 9.50%,
   11/15/2009..................................  BB         90,000      85,500
                                                                   -----------
    Total Yankee Obligations - Corporate (cost
     $988,936).................................                        920,500
                                                                   -----------
YANKEE OBLIGATIONS - GOVERNMENT - 7.1%
  Brazil:
   12.25%, 03/06/2030..........................  B+        215,000     198,337
   Ser. L, 8.00%, 04/15/2014...................  B+      1,385,336   1,073,636
                                                                   -----------
    Total Yankee Obligations - Government (cost
     $1,219,590)...............................                      1,271,973
                                                                   -----------
                                                          Shares      Value
WARRANTS - 0.0%
FINANCIALS - 0.0%
Diversified Financials - 0.0%
  Ono Finance Plc, Expiring 5/31/2009 144A *
   (cost $0)...................................                500       3,000
                                                                   -----------
SHORT-TERM INVESTMENTS - 15.7%
MUTUAL FUND SHARES - 15.7%
  Evergreen Select Money Market Fund o.........            897,946     897,946
  Navigator Prime Portfolio @..................          1,912,300   1,912,300
                                                                   -----------
    Total Short-Term Investments (cost
     $2,810,246)...............................                      2,810,246
                                                                   -----------
Total Investments - (cost $19,876,378) - 108.4%...................  19,459,506
Other Assets and Liabilities - (8.4%).............................  (1,509,642)
                                                                   -----------
Net Assets - 100.0%............................................... $17,949,864
                                                                   ===========

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Strategic Income Fund
                       Schedule of Investments(continued)
                               December 31, 2000


At December 31, 2000, the Fund had forward foreign exchange contracts outstand-ing as follows:

Forward Foreign Currency Exchange Contracts to Sell:


   Exchange     Contracts to         U.S. Value at       In Exchange      Unrealized
     Date         Deliver          December 31, 2000     for U.S. $        Loss
   ---------   -------------       -----------------     ----------     ----------
   3/26/2001   1,786,000 EUR          $1,683,211         $1,637,762      $(45,449)
   3/28/2001   1,786,000 EUR           1,683,349          1,663,900       (19,449)

144A Security that may be sold to qualified institutional buyers under Rule
     144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
*   Non-income producing security.
 .   Security  which has defaulted on payment of interest and/or principal.
+ Security initially issued in zero coupon form which converts to coupon form at a specified rate and date.
    An effective interest rate is applied to recognize interest income daily for the bond. This rate is based on total expected interest to be earned over the life of the bond which consists of the aggregate coupon-interest payments and discount at acquisition. The rate shown is the stated rate at the current period end.
@@  All or a portion of this security is on loan.
@   Represents investment of cash collateral received for securities on loan.
/\ Credit ratings are unaudited and rated by Moody's Investors Service where Standard and Poor's ratings are not available.
o The advisor of the Fund and the advisor of the money market fund are each a subsidiary of First Union National Bank.

Summary of Abbreviations:
AUD Australian Dollar
EUR Eurodollar
NZD New Zealand Dollar

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Strategic Income Fund
                      Statement of Assets and Liabilities
                               December 31, 2000

--------------------------------------------------------------------------------
Assets
 Identified cost of securities....................................  $19,876,378
 Net unrealized losses on securities..............................     (416,872)
--------------------------------------------------------------------------------
 Market value of securities.......................................   19,459,506
 Receivable for Fund shares sold..................................        3,980
 Interest receivable..............................................      467,141
 Receivable for closed forward foreign currency exchange
  contracts.......................................................        1,780
 Deferred organization expenses...................................        2,398
--------------------------------------------------------------------------------
   Total assets...................................................   19,934,805
--------------------------------------------------------------------------------
Liabilities
 Payable for securities on loan...................................    1,912,300
 Unrealized losses on forward foreign currency exchange
  contracts.......................................................       64,898
 Advisory fee payable.............................................          801
 Due to other related parties.....................................          195
 Accrued expenses and other liabilities...........................        6,747
--------------------------------------------------------------------------------
   Total liabilities..............................................    1,984,941
--------------------------------------------------------------------------------
Net assets........................................................  $17,949,864
--------------------------------------------------------------------------------
Net assets represented by
 Paid-in capital..................................................  $20,066,050
 Overdistributed net investment income............................      (13,483)
 Accumulated net realized losses on securities and foreign
  currency related transactions...................................   (1,626,876)
 Net unrealized losses on securities and foreign currency related
  transactions....................................................     (475,827)
--------------------------------------------------------------------------------
Total net assets..................................................  $17,949,864
--------------------------------------------------------------------------------
Shares outstanding................................................    1,992,447
--------------------------------------------------------------------------------
Net asset value per share.........................................  $      9.01
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Strategic Income Fund
                            Statement of Operations
                          Year Ended December 31, 2000

--------------------------------------------------------------------------------
Investment income
 Interest.........................................................  $ 1,675,878
--------------------------------------------------------------------------------
Expenses
 Advisory fee.....................................................       96,933
 Administrative services fees.....................................       17,544
 Transfer agent fee...............................................          437
 Trustees' fees and expenses......................................          348
 Printing and postage expenses....................................        6,971
 Custodian fee....................................................       10,628
 Professional fees................................................       12,685
 Organization expenses............................................        2,033
 Other............................................................          854
--------------------------------------------------------------------------------
   Total expenses.................................................      148,433
   Less: Expense reductions.......................................       (3,903)
--------------------------------------------------------------------------------
   Net expenses...................................................      144,530
--------------------------------------------------------------------------------
 Net investment income............................................    1,531,348
--------------------------------------------------------------------------------
Net realized and unrealized gains or losses on securities and foreign currency related transactions
 Net realized gains or losses on:
   Securities.....................................................   (1,599,934)
   Foreign currency related transactions..........................       35,151
--------------------------------------------------------------------------------
 Net realized losses on securities and foreign currency related
  transactions....................................................   (1,564,783)
--------------------------------------------------------------------------------
 Net change in unrealized gains or losses on securities and
  foreign currency related transactions...........................      (88,462)
--------------------------------------------------------------------------------
 Net realized and unrealized losses on securities and foreign
  currency related transactions...................................   (1,653,245)
--------------------------------------------------------------------------------
 Net decrease in net assets resulting from operations.............  $  (121,897)
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Strategic Income Fund
                      Statements of Changes in Net Assets

                                                       Year Ended December 31,
                                                       ------------------------
                                                          2000         1999
--------------------------------------------------------------------------------
Operations
 Net investment income...............................  $ 1,531,348  $ 1,091,595
 Net realized losses on securities and foreign
  currency related transactions......................   (1,564,783)    (402,121)
 Net change in unrealized gains or losses on
  securities and foreign currency related
  transactions.......................................      (88,462)    (357,337)
--------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
    operations.......................................     (121,897)     332,137
--------------------------------------------------------------------------------
Distributions to shareholders from
 Net investment income...............................   (2,239,529)           0
 Tax return of capital...............................     (350,001)           0
--------------------------------------------------------------------------------
   Total distributions to shareholders...............   (2,589,530)           0
--------------------------------------------------------------------------------
Capital share transactions
 Proceeds from shares sold...........................    3,318,225    9,279,823
 Payment for shares redeemed.........................   (3,322,552)  (2,717,874)
 Net asset value of shares issued in reinvestment of
  distributions......................................    2,589,703            0
--------------------------------------------------------------------------------
 Net increase in net assets resulting from capital
  share transactions.................................    2,585,376    6,561,949
--------------------------------------------------------------------------------
   Total increase (decrease) in net assets...........     (126,051)   6,894,086
Net assets
 Beginning of period.................................   18,075,915   11,181,829
--------------------------------------------------------------------------------
 End of period.......................................  $17,949,864  $18,075,915
--------------------------------------------------------------------------------
Undistributed (overdistributed) net investment
 income..............................................  $   (13,483) $ 1,062,251
--------------------------------------------------------------------------------
Other information:
Share increase (decrease)
 Shares sold.........................................      338,038      895,646
 Shares redeemed.....................................     (336,011)    (260,018)
 Shares issued in reinvestment of distributions......      278,500            0
--------------------------------------------------------------------------------
 Net increase in shares..............................      280,527      635,628
--------------------------------------------------------------------------------

                       See Notes to Financial Statements.

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Strategic Income Fund
                         Notes to Financial Statements


1. ORGANIZATION

The Evergreen VA Strategic Income Fund (the "Fund") is a diversified series of Evergreen Variable Annuity Trust (the "Trust"), a Delaware business trust orga-nized on December 23, 1997. The Trust is an open-end management investment com-pany registered under the Investment Company Act of 1940, as amended (the "1940 Act"). Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity contracts or variable life insurance poli-cies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles, which require management to make estimates and assumptions that affect amounts reported here-in. Actual results could differ from these estimates.

A. Valuation of Securities
Debt securities are valued at prices provided by an independent pricing serv-ice. In determining a price for normal institutional-size transactions, the pricing service uses methods based on market transactions for comparable secu-rities and analysis of various relationships between similar securities which are generally recognized by institutional traders. Securities for which valua-tions are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics. Otherwise, securities for which valuations are not readily available (including restricted securities) are valued at fair value as deter-mined in good faith according to procedures approved by the Board of Trustees.

Investments in mutual fund shares are valued at net asset value.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Securities pledged as collateral for repurchase agreements are held in a segre-gated account by the custodian on the Fund's behalf. The Fund monitors the ade-quacy of the collateral daily and will require the seller to provide additional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued interest. The Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

C. Foreign Currency
The books and records of the Fund are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains or losses resulting from changes in foreign currency exchange rates is a component of net unrealized gains or losses on se-curities and foreign currency related transactions. Net realized foreign cur-rency gain or loss on foreign currency related transactions includes foreign currency gains and losses between trade date and settlement date on investment securities transactions, gains and losses from foreign currency related trans-actions and the difference between the amounts of interest and dividends re-corded on the books of the Fund and the amount actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is in-cluded in realized gain or loss on securities.

D. Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain assets or liabilities

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Strategic Income Fund
                    Notes to Financial Statements(continued)

denominated in a foreign currency. Forward contracts are recorded at the for-ward rate and marked-to-market daily. Realized gains and losses arising from such transactions are included in net realized gain or loss on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations un-der the contract. Forward contracts involve elements of market risk in excess of the amount reflected in the Fund's Statement of Assets and Liabilities.

E. When-issued and Delayed Delivery Transactions
The Fund records when-issued or delayed delivery transactions no later than one business day after the trade date and will segregate with the custodian quali-fying assets having a value sufficient to make payment for the securities pur-chased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying se-curities or if the counterparty does not perform under the contract.

F. Securities Lending
In order to generate income and to offset expenses, the Fund may lend portfolio securities to brokers, dealers and other qualified financial organizations. Loans of securities will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including ac-crued interest. The Fund monitors the adequacy of the collateral daily and will require the borrower provide additional collateral as necessary. While such se-curities are on loan, the borrower will pay the Fund any income accruing there-on, and the Fund may invest any cash collateral received in portfolio securi-ties, thereby increasing its return. The Fund will have the right to call any such loan and obtain the securities loaned at any time on five days' notice. The Fund bears the risk that the borrower may not provide additional collateral when required or return the securities when due.

G. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

H. Federal Taxes
The Fund intends to comply with the provisions of the Internal Revenue Code ap-plicable to regulated investment companies and to distribute all of its net in-vestment company taxable income and net capital gains, if any, to its share-holders. Accordingly, no provision for federal income or excise tax is re-quired.

I. Distributions
Distributions from net investment income for the Fund are declared and paid an-nually. Distributions from net realized capital gains, if any, are paid at least annually. To the extent that realized capital gains can be offset by cap-ital loss carryovers, it is the Fund's policy not to distribute such gains. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or avail-able capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to net re-alized foreign currency gains or losses.

J. Organization Expenses
Organization expenses for the Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the initial shares of the Fund are redeemed by any holder during the five-year amortization period, re-demption proceeds will be reduced by any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of the redemption.

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Strategic Income Fund
                    Notes to Financial Statements(continued)


3. INVESTMENT ADVISORY AGREEMENT AND OTHER AFFILIATED TRANSACTIONS

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly owned subsidiary of First Union National Bank ("FUNB"), is the investment advi-sor for the Fund. FUNB is a subsidiary of First Union Corporation ("First Union"). In return for providing investment management services, the Fund pays EIMC a management fee that is computed and paid daily. The management fee is computed daily at an annual rate of 2.00% of the Fund's gross investment income plus an amount determined by applying percentage rates, starting at 0.36% and declining to 0.11% per annum as net assets increase, to the average daily net assets of the Fund.

Evergreen Investment Services ("EIS"), an indirect, wholly owned subsidiary of FUNB, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel. Prior to May 1, 2000, The BISYS Group, Inc. ("BISYS") served as the sub-administrator to the Fund and provided the officers of the Fund. Officers of the Fund and affiliated Trustees receive no compensation directly from the Fund.

For its services, the Fund pays the administrator a fee at the annual rate of 0.10% of the Fund's average daily net assets. During the year ended December 31, 2000, the Fund paid or accrued $17,368 for administrative services and $176 for sub-administrative services.

Evergreen Service Company, LLC ("ESC"), an indirect, wholly owned subsidiary of FUNB, is the transfer and dividend disbursing agent for the Fund.

4. SECURITIES TRANSACTIONS

For the year ended December 31, 2000, cost of purchases and proceeds from sales of non-U.S. Government investment securities (excluding short-term securities) were $36,750,402 and $33,287,287, respectively. Cost of purchases and proceeds from sales of U.S. Government investment securities (excluding short-term secu-rities) were $14,266,917 and $16,801,742, respectively.

The Fund loaned securities during the year ended December 31, 2000 to certain brokers. At December 31, 2000, the value of securities on loan and the value of collateral (including accrued interest) amounted to $1,870,215 and $1,912,300, respectively. During the year ended December 31, 2000, the Fund earned $9,089 in income from securities lending.

On December 31, 2000 the aggregate cost of securities for federal income tax purposes was $19,887,213. The gross unrealized appreciation and depreciation on securities based on that cost was $536,329 and $964,036, respectively, with a net unrealized depreciation of $427,707.

As of December 31, 2000, the Fund had capital loss carryovers for federal in-come tax purposes of $48,609, $318,630 and $855,479, expiring in 2006, 2007 and
2008, respectively.

For income tax purposes, capital and currency losses incurred after October 31 within a Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. The Fund has incurred and will elect to defer post October capital and currency losses of $393,323 and $77,597, respectively.

5. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and its custodian, a portion of the Fund's expenses have been reduced. The Fund received $3,903 in expense re-ductions. The impact of the total expense reductions on the Fund's annualized expense ratio represented as a percentage of its average net assets was 0.02%.

6. DEFERRED TRUSTEES' FEES

Each Independent Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the

                        EVERGREEN VARIABLE ANNUITY TRUST
                       Evergreen VA Strategic Income Fund
                         Notes to Financial Statements

investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

7. FINANCING AGREEMENT

The Fund and certain other Evergreen Funds share in a $775 million unsecured revolving credit commitment to temporarily finance the purchase or sale of se-curities for prompt delivery, including funding redemption of their shares, as permitted by each Fund's borrowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. All the Funds are charged an annual commitment fee of 0.10% of the unused balance, which is allocated pro rata. For its assistance in arranging the financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $150,000, which was charged to the Funds and also allocated pro rata.

During the year ended December 31, 2000, the Fund had no borrowings under this agreement.

8. NEW ACCOUNTING PRONOUNCEMENT

In November 2000, the AICPA issued a revised Audit and Accounting Guide, Audits of Investment Companies, which is effective for fiscal years beginning after December 15, 2000. Among other things, the revised Guide amends certain ac-counting practices and disclosures presently used, such as treatment of pay-ments by affiliates, excess expense plan accounting, reporting by multiple-class funds, and certain financial statement disclosures. While some of the Guide's requirements will not be effective until the SEC amends its disclosure and reporting requirements, other requirements are effective presently.

The revised Guide will require the Fund to amortize premium and accrete dis-count on all fixed-income securities and classify gains and losses realized on paydowns on mortgage-backed securities, which are presently included in real-ized gain/loss, as interest income. Adopting these accounting principles will not impact the total net assets of the Fund, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations and affect the presentation of the Fund's Financial Highlights. The Fund has not at this time quantified the im-pact, if any, resulting from the adoption of these accounting changes on the financial statements.

                          Independent Auditors' Report

Board of Trustees and Shareholders
Evergreen VA Strategic Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Evergreen VA Strategic Income Fund as of Decem-ber 31, 2000, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or peri-ods in the four-year period then ended. These financial statements and finan-cial highlights are the responsibility of the Fund's management. Our responsi-bility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2000 by correspondence with the custo-dian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Ever-green VA Strategic Income Fund, as of December 31, 2000, the results of its op-erations, changes in its net assets and financial highlights for each of the years or periods in conformity with accounting principles generally accepted in the United States of America.

                                   /s/ KPMG LLP

Boston, Massachusetts
February 2, 2001

                               Variable Annuities

                                NOT FDIC INSURED

                                May lose value
                               No bank guarantee

                      Evergreen Investment Services, Inc.

88694                                                              557306 2/2001